UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

     [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        [ ] Amendment No. _______________

                       York Enhanced Strategies Fund, LLC
               (Exact Name of Registrant as Specified in Charter)

                                Jeffrey A. Weber
                          767 Fifth Avenue, 17th Floor
                            New York, New York 10153
                    (Address of Principal Executive Offices)

                                 (212) 300-1300
              (Registrants Telephone Number, including Area Code)

                          The Corporation Trust Company
                               1209 Orange Street
                              Wilmington, DE 19801
                     (Name and Address of Agent for Service)

                                    COPY TO:

                                 David M. Mahle
                                    Jones Day
                              222 East 41st Street
                               New York, NY 10017

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Registrant's securities are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), and will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of, and/or Regulation D under, the 1933 Act. Investments in Registrant may only be made by individuals or entities meeting the definition of an "accredited investor" in Regulation D under the 1933 Act, an "Eligible Investor" as described in this Registration Statement. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to by, Registrant's securities.

Part A - Information Required in a Prospectus
Part B - Information Required in a Statement of Additional Information

The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the private placement memorandum, as supplemented, that follows.

                          PRIVATE PLACEMENT MEMORANDUM


                       YORK ENHANCED STRATEGIES FUND, LLC

                      a Delaware Limited Liability Company


                                 $404,500,000 OF
                                  COMMON SHARES


                                      YORK
                               ENHANCED STRATEGIES
                                 MANAGEMENT, LLC




                        MORGAN STANLEY & CO. INCORPORATED

                   MORGAN STANLEY & CO. INTERNATIONAL LIMITED

              PLACEMENT AND STRUCTURING AGENT AND SOLE BOOKRUNNERS


                                NOVEMBER 2, 2005

THIS PRIVATE PLACEMENT MEMORANDUM IS SUBMITTED TO YOU SOLELY IN CONNECTION WITH YOUR CONSIDERATION OF AN INVESTMENT IN THE COMMON SHARES OF YORK ENHANCED STRATEGIES FUND, LLC (THE "COMPANY"). IN ADDITION, NO PERSON OTHER THAN THE COMPANY, YORK ENHANCED STRATEGIES MANAGEMENT, LLC, MORGAN STANLEY & CO. INCORPORATED AND MORGAN STANLEY & CO. INTERNATIONAL LIMITED HAS BEEN AUTHORIZED TO MAKE REPRESENTATIONS, OR GIVE ANY INFORMATION WITH RESPECT TO THE COMMON SHARES, EXCEPT THE INFORMATION CONTAINED HEREIN, AND ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN OR OTHERWISE SUPPLIED BY THE COMPANY MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED.

         THIS PRIVATE PLACEMENT MEMORANDUM (THIS "MEMORANDUM") IS BEING FURNISHED TO SELECTED PROSPECTIVE INVESTORS FOR THE PURPOSE OF PROVIDING CERTAIN INFORMATION ABOUT AN INVESTMENT IN COMMON SHARES (THE "COMMON SHARES") IN YORK ENHANCED STRATEGIES FUND, LLC (THE "COMPANY") AND MAY NOT BE USED FOR ANY OTHER PURPOSE. THIS MEMORANDUM MAY NOT BE REPRODUCED OR PROVIDED TO OTHERS WHO ARE NOT DIRECTLY CONCERNED WITH A PROSPECTIVE INVESTOR'S DECISION REGARDING SUCH PURCHASE WITHOUT THE PRIOR WRITTEN PERMISSION OF YORK ENHANCED STRATEGIES MANAGEMENT, LLC ("YORK" OR THE "INVESTMENT MANAGER") AND MORGAN STANLEY & CO. INCORPORATED AND MORGAN STANLEY & CO. INTERNATIONAL LIMITED (COLLECTIVELY, THE "PLACEMENT AGENT"). BY ACCEPTING DELIVERY OF THIS MEMORANDUM, EACH PROSPECTIVE INVESTOR AGREES TO THE FOREGOING AND TO RETURN OR DESTROY THIS MEMORANDUM IF IT DECIDES NOT TO PURCHASE ANY COMMON SHARES.

         THIS MEMORANDUM HAS BEEN PREPARED BY THE COMPANY SOLELY FOR USE IN CONNECTION WITH THE OFFERING DESCRIBED HEREIN. NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IS MADE BY THE PLACEMENT AGENT AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION SET FORTH HEREIN, AND NOTHING CONTAINED HEREIN IS, OR SHALL BE, RELIED UPON AS A PROMISE OR REPRESENTATION AS TO THE PAST OR THE FUTURE. THE PLACEMENT AGENT HAS NOT INDEPENDENTLY VERIFIED ANY SUCH INFORMATION AND ASSUMES NO RESPONSIBILITY FOR ITS ACCURACY OR COMPLETENESS.

         THE COMMON SHARES HAVE NOT BEEN REGISTERED WITH OR APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") OR ANY STATE, LOCAL OR FOREIGN SECURITIES COMMISSION, AGENCY OR AUTHORITY. THE COMMON SHARES BEING OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE OFFERING AND SALE OF THE COMMON SHARES IN THE UNITED STATES WILL BE EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT. THE COMMON SHARES WILL BE SUBJECT TO THE RESTRICTIONS ON TRANSFER DESCRIBED HEREIN.

         THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF COMMON SHARES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL. IN MAKING AN INVESTMENT DECISION, PROSPECTIVE INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.

         THE COMMON SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE

ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THE COMPANY IS EXPECTED TO BE REGISTERED AS AN INVESTMENT COMPANY UNDER THE U.S. INVESTMENT COMPANY ACT OF 1940, AS AMENDED AND THE REGULATIONS PROMULGATED THEREUNDER (THE "INVESTMENT COMPANY ACT"). THE COMMON SHARES MAY BE OFFERED OR SOLD ONLY TO INVESTORS THAT ARE (1) "ACCREDITED INVESTORS" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT, (2) "QUALIFIED CLIENTS" WITHIN THE MEANING OF RULE 205-3 UNDER THE INVESTMENT ADVISERS ACT OF 1940 (THE "ADVISERS ACT"), AND (3) "QUALIFIED PURCHASERS" WITHIN THE MEANING OF SECTION 2(a)(51)(A) OF THE INVESTMENT COMPANY ACT. EACH PURCHASER, AND ANY SUBSEQUENT TRANSFEREE, OF THE COMMON SHARES WILL BE REQUIRED TO REPRESENT AND AGREE THAT THE PURCHASER IS ACQUIRING THEM FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO RESELLING OR DISTRIBUTING THEM EXCEPT IN ACCORDANCE WITH APPLICABLE LAW.

         THE COMMON SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM, AND WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, WHICH WILL NOT BE WITHHELD UNREASONABLY. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         THE PLACEMENT AGENT OR ITS AFFILIATES MAY INVEST IN THE COMPANY FOR THEIR OWN RESPECTIVE ACCOUNTS.

         IN CONSIDERING ANY INVESTMENT OR OTHER PERFORMANCE INFORMATION CONTAINED IN THIS MEMORANDUM OR ANY APPENDIX HERETO, PROSPECTIVE INVESTORS SHOULD BEAR IN MIND THAT PAST PERFORMANCE OF OTHER FUNDS MANAGED BY THE INVESTMENT MANAGER OR ITS AFFILIATES MAY NOT BE INDICATIVE OF FUTURE RESULTS OF THE COMPANY AND THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL ACHIEVE COMPARABLE RESULTS. THE PRIOR INVESTMENT RESULTS AND RETURNS FOR VARIOUS ENTITIES SET FORTH HEREIN ARE PROVIDED FOR ILLUSTRATIVE PURPOSES ONLY AND MAY NOT BE INDICATIVE OF THE COMPANY'S INVESTMENT RESULTS. THE NATURE OF, AND RISKS ASSOCIATED WITH, THE COMPANY'S INVESTMENTS MAY DIFFER SUBSTANTIALLY FROM THOSE INVESTMENTS AND STRATEGIES UNDERTAKEN HISTORICALLY BY SUCH ENTITIES. IN SOME INSTANCES, RETURN RATES TARGETED BY OR FOR THE COMPANY AND ITS ASSETS ARE LESS THAN THE HISTORICAL RESULTS SET FORTH HEREIN. THERE CAN BE NO ASSURANCE THAT THE ASSETS OF THE COMPANY WILL PERFORM AS WELL AS THE PAST INVESTMENTS MANAGED BY THE INVESTMENT MANAGER (OR ANY SUCCESSOR IN INTEREST TO SUCH COMPANY) OR THEIR RESPECTIVE AFFILIATES.

         AN INVESTMENT IN THE COMPANY WILL INVOLVE SIGNIFICANT RISKS AS A RESULT OF, AMONG OTHER THINGS, THE NATURE OF THE COMPANY'S INVESTMENTS. INVESTORS SHOULD HAVE THE FINANCIAL ABILITY AND WILLINGNESS TO ACCEPT THE RISKS AND LACK OF LIQUIDITY WHICH ARE CHARACTERISTIC OF THE COMMON SHARES AND SHOULD CONSULT THEIR FINANCIAL MANAGERS REGARDING THE APPROPRIATENESS OF MAKING INVESTMENTS IN THE COMMON SHARES. THERE WILL BE NO MARKET FOR THE COMMON SHARES AND THEY WILL NOT BE TRANSFERABLE WITHOUT THE CONSENT OF THE COMPANY, WHICH WILL NOT BE UNREASONABLY WITHHELD.

         TO ENSURE COMPLIANCE WITH U.S. TREASURY DEPARTMENT CIRCULAR 230, INVESTORS IN THE COMMON SHARES ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES IN THIS DOCUMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY INVESTORS IN COMMON SHARES, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON INVESTORS IN COMMON SHARES UNDER THE U.S. INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE COMMON SHARES AND OTHER MATTERS ADDRESSED HEREIN BY THE COMPANY, THE INVESTMENT MANAGER AND THE PLACEMENT AGENT; AND (C) INVESTORS IN COMMON SHARES SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM THEIR OWN INDEPENDENT TAX ADVISORS. U.S. COUNSEL DOES NOT INTEND TO BE, AND IS NOT, ENGAGED IN THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS DESCRIBED IN THIS DOCUMENT, AND NO INFERENCE TO THE CONTRARY SHALL BE IMPLIED BY REASON OF THE U.S. TAX DISCUSSION SET FORTH HEREIN.

         PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL, TAX, INVESTMENT OR OTHER ADVICE. EACH INVESTOR SHOULD MAKE ITS OWN INQUIRIES AND CONSULT ITS OWN ADVISERS AS TO THE COMPANY AND THIS OFFERING AND AS TO LEGAL, TAX AND OTHER MATTERS CONCERNING AN INVESTMENT IN THE COMMON SHARES.

         NO PERSON HAS BEEN AUTHORIZED IN CONNECTION WITH THIS OFFERING (THE "OFFERING") TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN AS CONTAINED IN THIS MEMORANDUM, AND PROSPECTIVE INVESTORS MAY NOT RELY ON ANY SUCH INFORMATION. THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR OTHER JURISDICTION AS TO ANY PERSON OR ENTITY TO WHICH IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. THE COMPANY AND ITS AFFILIATES RESERVE THE RIGHT TO MODIFY ANY OF THE TERMS OF THE OFFERING PROCESS AND THE COMMON SHARES DESCRIBED HEREIN.

         NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, EACH INVESTOR AND PROSPECTIVE INVESTOR (AND EACH EMPLOYEE, REPRESENTATIVE, OR OTHER AGENT OF EACH SUCH INVESTOR AND PROSPECTIVE INVESTOR) MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATION OF ANY KIND, THE TAX TREATMENT AND ANY FACTS THAT MAY BE

RELEVANT TO THE TAX STRUCTURE OF THE TRANSACTIONS CONTEMPLATED BY THIS MEMORANDUM AND THE AGREEMENTS REFERRED TO HEREIN, PROVIDED, HOWEVER, THAT NO INVESTOR OR PROSPECTIVE INVESTOR (AND NO EMPLOYEE, REPRESENTATIVE OR OTHER
AGENT THEREOF) SHALL DISCLOSE ANY OTHER INFORMATION THAT IS NOT RELEVANT TO UNDERSTANDING THE TAX TREATMENT AND TAX STRUCTURE OF SUCH TRANSACTIONS (INCLUDING THE IDENTITY OF ANY PARTY AND ANY INFORMATION THAT COULD LEAD ANOTHER TO DETERMINE THE IDENTITY OF ANY PARTY) OR ANY OTHER INFORMATION TO THE EXTENT THAT SUCH DISCLOSURE COULD REASONABLY RESULT IN A VIOLATION OF ANY FEDERAL OR STATE SECURITIES LAW.

         PROSPECTIVE INVESTORS ARE URGED TO REQUEST ANY ADDITIONAL INFORMATION THAT THEY MAY CONSIDER NECESSARY OR DESIRABLE IN MAKING AN INFORMED INVESTMENT DECISION. EACH PROSPECTIVE INVESTOR IS INVITED, PRIOR TO THE CONSUMMATION OF A SALE OF ANY COMMON SHARES TO SUCH INVESTOR, TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THE INVESTMENT MANAGER OR THE PLACEMENT AGENT CONCERNING THE COMPANY AND THIS OFFERING AND TO OBTAIN ANY ADDITIONAL INFORMATION TO THE EXTENT THAT THE COMPANY POSSESSES THE SAME OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION CONTAINED IN THIS MEMORANDUM OR OTHERWISE.

         THE VALUE OF AN INVESTMENT IN THE COMPANY MAY FLUCTUATE. NO ASSURANCE CAN BE GIVEN THAT THE COMPANY'S INVESTMENT OBJECTIVE WILL BE ACHIEVED OR THAT INVESTORS WILL RECEIVE A RETURN OF ALL OR ANY PART OF THEIR CAPITAL.

         THE COMPANY IS OPERATED BY PERSONS WHO HAVE CLAIMED AN EXCLUSION FROM THE DEFINITION OF A COMMODITY POOL OPERATOR UNDER THE COMMODITY EXCHANGE ACT SET FORTH IN COMMODITY FUTURES TRADING COMMISSION ("CFTC") REGULATION ss. 4.5 AND THEREFORE SUCH PERSONS ARE NOT SUBJECT TO REGULATION UNDER THE COMMODITY EXCHANGE ACT ("CE ACT"). THE INVESTMENT MANAGER HAS CLAIMED AN EXCLUSION FROM THE DEFINITION OF A COMMODITY TRADING ADVISOR UNDER CFTC REGULATION ss. 4.6 AND THEREFORE IS NOT SUBJECT TO REGULATION UNDER THE CE ACT.

                             ------------------

FOR NEW HAMPSHIRE RESIDENTS ONLY: NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED UNDER CHARTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (THE "RSA") WITH THE STATE OF NEW HAMPSHIRE NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT AN

EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

                             ------------------

NOTICE TO PROSPECTIVE PURCHASERS IN FLORIDA: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT IN RELIANCE UPON AN EXEMPTION THEREFROM, ANY SALE MADE PURSUANT TO SUCH EXEMPTION IS VOIDABLE BY A FLORIDA PURCHASER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER OR AN ESCROW AGENT IN PAYMENT FOR SUCH SECURITIES. HOWEVER, THIS RIGHT IS NOT AVAILABLE TO ANY PURCHASER WHO IS A BANK, TRUST COMPANY, SAVINGS INSTITUTION, INSURANCE COMPANY, SECURITIES DEALER, INVESTMENT COMPANY (AS DEFINED IN THE INVESTMENT COMPANY
ACT), PENSION OR PROFIT-SHARING TRUST OR QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT).

                             ------------------

NOTICE TO PROSPECTIVE PURCHASERS IN PENNSYLVANIA: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE PENNSYLVANIA SECURITIES ACT OF 1972 ("ACT") IN RELIANCE UPON AN EXEMPTION THEREFROM. ANY SALE MADE PURSUANT TO SUCH EXEMPTION IS VOIDABLE BY A PENNSYLVANIA PURCHASER WITHIN TWO (2) BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE COMPANY OF HIS OR HER WRITTEN BINDING CONTRACT OF PURCHASE OR, IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO WRITTEN BINDING CONTRACT OF PURCHASE, WITHIN TWO BUSINESS DAYS AFTER HE OR SHE MAKES THE INITIAL PAYMENT FOR THE SHARES BEING OFFERED. HOWEVER, THIS RIGHT IS NOT AVAILABLE TO ANY PURCHASER WHO IS AN INSTITUTIONAL INVESTOR, INCLUDING, BUT NOT LIMITED TO, A BANK, TRUST COMPANY, SECURITIES DEALER, INVESTMENT COMPANY (AS DEFINED IN THE INVESTMENT COMPANY ACT), OR QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT).

                             ------------------

NOTICE TO RESIDENTS OF AUSTRALIA:

         Neither this Memorandum, nor any other disclosure document in relation to Common Shares has been, or needs to be, lodged with the Australian Securities & Investments Commission. This Memorandum is not a Product Disclosure Statement under Part 7.9 of the

Australian Corporations Act 2001 (Cth) (the "Corporations Act") and the Company has not been, and will not be, registered as a managed investment scheme under the Corporations Act.

         An offer of the Common Shares is made in Australia only to "wholesale clients" as defined by the Corporations Act. No Common Shares will be issued, arranged to be issued and no recommendations to acquire Common Shares will be made that would require the giving of a Product Disclosure Statement under Division 2 of Part 7.9 of the Corporations Act.

                             ------------------

NOTICE TO RESIDENTS OF AUSTRIA:

         Any offer relating to these securities does not constitute a public offer or solicitation in connection with a public offer under the Austrian regulations on securities. Any offer will be distributed to a limited number of prospective investors only, and no audited prospectus (as such term is used in Austria) relating to the offer will be published. There will be no public trading of the securities being offered in Austria, and they will neither be listed nor registered with any securities commission or other regulatory authority in Austria.

                              ------------------

NOTICE TO RESIDENTS OF BELGIUM:

         The Common Shares may not be publicly offered, sold, traded or commercialized in Belgium. The offered Common Shares are offered to a limited number of Belgian-based institutional investors as defined in article 3, 2(degree) of the Royal Decree of 7 July 1999 on the public nature of financial transactions, in all cases under circumstances designed to preclude a distribution which would be other than a private offering. This Memorandum may not be reproduced or used for any purpose, nor be furnished to any other person other than those to whom copies have been sent.

                              ------------------

NOTICE TO RESIDENTS OF CANADA:

         The offering of Common Shares is made only on a "private placement" basis, it is not intended that the Company will become a "reporting issuer" under the securities laws of any province of Canada and that the resale of the Common Shares in Canada will be subject to restrictions under such securities laws, including the restrictions described under the heading "Notice to Residents of Canadian Provinces of Ontario, Quebec and British Columbia" Securities legislation in certain of the provinces of Canada provides purchasers with, in addition to any other rights they may have at law, rights of rescission or damages, or both, where an offering memorandum and any amendment to it contain a misrepresentation, if such rights are exercised within the time limits prescribed by the applicable securities legislation. If prospective investors are resident of Canada, the Company hereby grants to such investors the applicable statutory and contractual rights summarized under the heading "Notice to Residents of Canadian Provinces of Ontario, Quebec and British Columbia."

NOTICE TO RESIDENTS OF CANADIAN PROVINCES OF ONTARIO, QUEBEC AND BRITISH
COLUMBIA:

Purchasers' Representations, Covenants and Resale Restrictions

         Confirmations of the acceptance of offers to purchase Common Shares will be sent to purchasers in Canada who have not withdrawn their offers to purchase prior to the issuance of such confirmations. Each purchaser of Common Shares in Canada who receives a purchase confirmation, by the purchaser's receipt thereof, represents to the Company and any dealer from whom such purchase confirmation is received that such purchaser is a person or company to which Common Shares may be sold without the benefit of a prospectus qualified under applicable provincial securities laws. In particular, purchasers: (i) if resident in Ontario represent to the Fund that the purchaser is an "accredited investor" as such term is defined in Section 1.1 of Ontario Securities Commission Rule 45-501 - Exempt Distributions and is purchasing the Common Shares as principal; or (ii) if resident in British Columbia or Quebec represent to the Company that the purchaser is an "accredited investor" as such term is defined in Section 1.1 of Multilateral Instrument 45-103 - Capital Raising Exemptions and is purchasing the Common Shares as principal. The distribution of Common Shares in Canada is being made on a private placement basis. Accordingly, any resale of the Common Shares must be made in accordance with an exemption from the registration and prospectus requirements of applicable securities laws, which vary depending on the province. Purchasers of Common Shares are advised to seek legal advice prior to any resale of Common Shares.

Enforcement of Legal Rights

         All of the Company's and Investment Manager's directors and officers may be located outside Canada and, as a result, it may not be possible for Canadian purchasers to effect service of process within Canada upon the Company, the Investment Manager or their directors or officers. All or a substantial portion of the assets of the Company, the Investment Manager and such persons may be located outside Canada and, as a result, it may not be possible to satisfy a judgment against the Company or the Investment Manager or such persons in Canada or to enforce a judgment obtained in Canadian courts against the Company, the Investment Manager or such persons outside Canada.

Contractual and Statutory Rights of Action

         Securities legislation in certain of the Canadian jurisdictions requires purchasers to be provided with a remedy for rescission or damages, or both, in addition to and not in derogation from any other right they may have at law, where an offering memorandum and any amendment to it contains a misrepresentation.

         These remedies must be exercised by the purchaser within the time limits prescribed by the applicable securities legislation. Purchasers should refer to the applicable provisions of the securities legislation for the complete text of these rights or consult with a legal advisor.

         The applicable contractual and statutory rights are summarized below. The summary is subject to the express provisions of the applicable provincial securities laws and the regulations and rules thereunder and reference is made thereto for the complete text of such provisions.

ONTARIO

         Purchasers in Ontario to whom this Memorandum is delivered and who purchase Common Shares in reliance on the prospectus exemption provided by
Section 2.3 of Ontario Securities Commission Rule 45-501 - Exempt Distributions are hereby granted the following rights:

         In the event that this Memorandum or any amendment thereto delivered to a purchaser of Common Shares in Ontario contains an untrue statement of a material fact or omits to state a material fact that is required to be stated or that is necessary to make any statement therein not misleading in the light of the circumstances in which it was made (herein called a "misrepresentation") and it was a misrepresentation at the time of purchase, the purchaser will be deemed to have relied upon the misrepresentation and will, subject as hereinafter provided, have a right of action against the Company for damages, or, while still the owner of the Common Shares purchased by that purchaser, for rescission, in which case, if the purchaser elects to exercise the right of rescission, the purchaser will have no right of action for damages against the Company, provided that:

a. The right of action for rescission will be exercisable by a purchaser only if the purchaser gives notice to the Company not later than 180 days after the date of the transaction that gave rise to the cause of action;

b. The right of action for damages or any other action other than the right of action for rescission will be exercisable by a purchaser only if the purchaser gives notice to the Company not later than the earlier of (i) 180 days after the purchaser had knowledge of the facts giving rise to the cause of action or (ii) three years after the date of the transaction that gave rise to the cause of action;

c. The Company will not be liable if it proves that the purchaser purchased the Common Shares with knowledge of the misrepresentation;

d. In the case of an action for damages, the Company will not be liable for all or any portion of the damages that it proves does not represent the depreciation in value of the Common Shares as a result of the misrepresentation relied upon; and

e. In no case will the amount recoverable in any action exceed the price at which the Common Shares were sold to purchaser.

         The statutory rights discussed above are in addition to and without derogation from any other right the purchaser may have at law.

QUEBEC AND BRITISH COLUMBIA

         Notwithstanding that the Securities Act (Quebec) and the Securities Act (British Columbia) do not provide or require the Company to provide to purchasers resident in these jurisdictions any rights of action in circumstances where this Memorandum or an amendment hereto contains a misrepresentation, the Company hereby grants to such purchasers the equivalent contractual rights of action as are set forth above with respect to purchasers resident in Ontario and British Columbia.

                             ------------------

NOTICE TO RESIDENTS OF DENMARK:

         This Memorandum has not been filed with or approved by the Danish Financial Supervisory Authority or any other regulatory authority in the Kingdom of Denmark.

         The Common Shares have not been offered or sold and may not be offered, sold or delivered directly or indirectly in Denmark, unless in compliance with Chapter 6 or Chapter 12 of the Danish Act on Trading in Securities and executive orders issued pursuant thereto as amended from time to time.

                             ------------------

NOTICE TO RESIDENTS OF FINLAND:

         This Memorandum is being distributed to a limited number of pre-selected professional investors in circumstances where the offer of Common Shares in connection with this Memorandum does not constitute a public offer as defined in the Securities Market Act of the Republic of Finland. The Common Shares may not be offered or sold, directly or indirectly, to any resident of the Republic of Finland or in the Republic of Finland, except pursuant to applicable Finnish laws and regulations. Specifically, the Common Shares may not be offered or sold, directly or indirectly, to any resident of the Republic of Finland or in the Republic of Finland, other than to professional investors, as defined in the Investment Funds Act of Finland, and may not be offered or sold, directly or indirectly, to the public in the Republic of Finland.

                             ------------------

NOTICE TO RESIDENTS OF FRANCE:

         This Memorandum has not received the visa of the French Autorite des marches financiers (the "AMF") and accordingly, may not be used in connection with any offer to the public to purchase any Common Shares or other securities in France. The offer to purchase Common Shares or other securities of the Company will be made in France in accordance with the provisions of Article L. 411-2 of the French Code monetaire et financier (the "French Monetary and Financial Code") and Decree n(degree)98-880 dated October 1, 1998 relating to offers to qualified investors (the "Decree"). Purchasers may purchase the Common Shares or other securities of the Company only if they qualify as qualified investors acting for their own account ("investisseurs qualifies" as defined in Article L. 411-2 of the French Monetary and Financial

Code and Article I of the Decree) and may, directly or indirectly, transfer such Common Shares or securities to the public in France only in accordance with Articles L. 411-1, L. 411-2, L. 412-1 and L. 621-8 of the French Monetary and Financial Code.

                             ------------------

NOTICE TO RESIDENTS OF GERMANY:

         This Memorandum has not been prepared in accordance with the requirements for a sales prospectus under the German Investment Act (Investmentgesetz), the German Securities Prospectus Act (Wertpapierprospektgesetz), or the German Sales Prospectus Act (Verkaufsprospektgesetz). Neither the German federal authority for the supervision of financial services (Bundesanstalt fur Finanzdienstleistungsaufsicht - BaFin) nor any other German authority has been notified of the intention to distribute Common Shares in Germany. The Common Shares may therefore not be distributed in the Federal Republic of Germany by way of public offering, public advertising or in a similar manner. The Common Shares are being offered and sold in Germany only to a limited number of individualized persons, entities and partnerships that are being specifically addressed. This Memorandum is strictly for private use of the person who has received it from or on behalf of the Company. It may not be forwarded to other persons or published in Germany.

                             ------------------

NOTICE TO RESIDENTS OF HONG KONG:

         The contents of this Memorandum have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

                             ------------------

NOTICE TO RESIDENTS OF ICELAND:

         The placement of the Common Shares in Iceland would not be considered a public placement in Iceland and further distribution in Iceland of the offering materials related to this offering of the Common Shares, including this Memorandum, is prohibited.

                             ------------------

NOTICE TO RESIDENTS OF IRELAND:

         The Common Shares are offered in Republic of Ireland only to "qualified investors" as defined in the Prospectus (Directive 2003/71/EC) Regulations 2005 (the "Regulations"). This Memorandum and information contained herein is confidential and has been prepared and is intended for use on a confidential basis solely by those persons in the Republic of Ireland to whom it is sent. It may not be reproduced, redistributed or passed on to any other person in the Republic of Ireland or published in whole or in part for any purpose. It does not constitute a prospectus within the meaning or for the purposes of the Prospectus (Directive 2003/71/EC)

Regulations 2005 of the Republic of Ireland. Accordingly, this Memorandum has not been approved by the Irish Financial Services Regulatory Authority or the Irish Stock Exchange Limited. Recipients in the Republic of Ireland must inform themselves about any applicable restrictions including the applicability of the Regulations and, by their acceptance of each such offer, warrant and represent to the Company and the Placement Agent that they are persons to whom each such offer may be made pursuant to such provisions.

                             ------------------

NOTICE TO RESIDENTS OF ISRAEL:

         No action has been or will be taken in Israel that would permit a public offering of the Common Shares or a distribution of this Memorandum to the public in Israel. The Company will obtain warranties from each offeree that it is purchasing the Common Shares for investment purposes only and not for purposes of resale.

                             ------------------

NOTICE TO RESIDENTS OF JERSEY:

         The Common Shares have not been offered or sold and are not being offered or sold to persons in the Bailiwick of Jersey, Channel Islands except persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their business, and the Common Shares have not been offered or sold and are not being offered or sold in circumstances which have resulted or would result in an offer to the public within the meaning of the Control of Borrowing (Jersey)Order 1958 as amended. To this end this Memorandum is for the intended recipient only and may not in any way be forwarded to any other person in the Bailiwick of Jersey.

                             ------------------

NOTICE TO RESIDENTS OF LUXEMBOURG:

         The Common Shares may not be offered or sold to the public in a public offering in the Grand Duchy of Luxembourg, directly or indirectly, and neither this Memorandum, nor any other circular, prospectus, form of application, advertisement or other material may be distributed, or otherwise made available in, or from or published in, the Grand Duchy of Luxembourg, except in circumstances where the Luxembourg legal requirements for a public offer of securities have been met first.

                             ------------------

NOTICE TO RESIDENTS OF THE NETHERLANDS:

         The Common Shares may only be offered, sold, transferred or assigned, as part of their initial distribution or at any time thereafter, in the Netherlands, to natural persons or entities who or which trade or invest in investment objects in the conduct of a profession or business within the meaning of section 1 of the Exemption Regulation of October 9th, 1990, issued pursuant to section 14 of the Act on the Supervision of Investment Institutions (ASII:
"Wet toezicht beleggingsinstellingen" of June 27th, 1990) which includes banks, brokers, securities institutions, insurance companies, pension funds, investment institutions, other institutional investors and other parties, including treasury departments of commercial nterprises and finance companies which are regularly active in the financial markets in a professional manner. The interest may not otherwise be offered, directly or indirectly, in the Netherlands.

                             ------------------

NOTICE TO RESIDENTS OF SOUTH KOREA:

The Common Shares have not been registered under the Indirect Investment Asset Management Business Act nor the Securities and Exchange Act of Korea and none of the Common Shares may be offered, sold or delivered, directly or indirectly , or offered or sold to any person for re-offering or resale, directly or indirectly, in Korea or to any resident of Korea except pursuant to applicable laws and regulations of Korea.

                             ------------------

NOTICE TO RESIDENTS OF SWITZERLAND:

         This Company has no authorization for the distribution of Common Shares in Switzerland. The Common Shares may therefore not be distributed in Switzerland by way of public offering, public advertising or in a similar manner. The Common Shares are being offered and sold in Switzerland only to institutional investors with professional treasury functions, such as banks and securities dealers, fund management companies, insurance companies, pension funds, public-legal entities, as well as industry and commercial enterprises. In addition, no more than 20 other investors may specifically be addressed. This Memorandum is strictly for the private use for the person who has received it from or on behalf of the Company. It may not be forwarded to other persons or published in Switzerland.

                             ------------------

NOTICE TO RESIDENTS OF THE UNITED KINGDOM:

         The Company has not been authorized, or otherwise recognized or approved by, the United Kingdom Financial Services Authority and cannot be promoted in the United Kingdom to the general public. The promotion of the Common Shares in the United Kingdom and the issue or distribution of this Memorandum (a) if made by a person who is not an authorized person under the Financial Services and Markets Act 2000 ("FSMA") to carry on designated investment business in the United Kingdom, is being made, or directed at, only to the following persons: (i) persons who are "investment professionals" as defined in article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2001, as amended (the "Financial Promotion Order") and (ii) persons falling within any of the categories of persons described in article 49(2)(a) to (d) of the Financial Promotion Order and any other person to whom it may otherwise lawfully be made in accordance with the Financial Protection Order and (b) if made by a person who is an authorized person under the FSMA, is being made, or directed at, only to the following persons: (i) persons falling within one of the categories of "investment professionals" as defined in article 14(5) of the Financial Services and Markets Act 2000 (Promotion of Collective Investment Schemes) (Exemptions) Order 2001 ("Promotion of CIS Order") and (ii) persons falling within any categories of persons described in article 22(2)(a) to (d) of the Promotion of CIS Order and to any other person to whom it may otherwise lawfully be made in accordance with the provisions of CIS Order or Section 3.11 of The Conduct of Business Sourcebook of the United Kingdom Financial Services Authority's Handbook of Rules and Guidance, persons satisfying the criteria above being referred to as "relevant persons" or a "relevant person." The Common Shares are available only to relevant persons and this communication must not be acted upon by anyone who is not a relevant person.

         The rules made by the Financial Services Authority under FSMA for the protection of private customers do not apply to the offering of Common Shares and the Financial Services Compensation Scheme established under section 213 of FSMA will not be available in respect of any investment made in the Company.

         Except as described above, any invitation or inducement to engage in investment activity (within the meaning of Section 21 of FSMA) in connection with, or relating to, the sale or purchase of any Common Shares, may only be communicated or caused to be communicated in circumstances in which Section 21(1) of the FSMA does not apply. It is the responsibility of all persons under whose control or into whose possession this document comes to inform themselves about and to ensure observance of all applicable provisions of FSMA in respect of anything done in relation to the Common Shares in, from or otherwise involving, the United Kingdom.

                                TABLE OF CONTENTS

                                                                            PAGE

EXECUTIVE SUMMARY..............................................................1

         Overview of the Company...............................................1
         The Offering..........................................................5
         Investment Strategy...................................................7
         Capitalization of the Company.........................................8
         Use of Proceeds.......................................................9
         Performance Record....................................................9
         Potential Leveraged Returns for Common Shares........................10
         Projections and Use of Leverage......................................13

SUMMARY OF MATERIAL TERMS OF THE COMPANY......................................14
MANAGEMENT....................................................................28

         The Investment Manager...............................................28
         Investment Manager Relationship......................................31
         Board of Directors and Officers......................................31
         Investment Committee.................................................32
         Custodian............................................................33
         Auditors 33
         Audit Committee......................................................33
         Indemnification and Limitation of Liability..........................33

INVESTMENT PROGRAM............................................................35

         Introduction.........................................................35
         Types of Investments.................................................36
         Investment Strategy..................................................38
         Process  41
         Realization of Investments...........................................43
         Co-Investment........................................................43
         Fundamental Investment Policies......................................45
         Codes of Ethics and Voting Policies..................................46

CAPITALIZATION OF THE COMPANY.................................................48

         Capitalization of the Company........................................48
         Common Shares........................................................48
         Preferred Shares.....................................................50
         Notes    ............................................................54

RISK FACTORS..................................................................57
CERTAIN TERMS OF THE OFFERING.................................................79

         Subscriptions........................................................79
         Investor Suitability Standards.......................................79

         Subscription Procedures..............................................80
         Form of Securities; Book Entry.......................................81
         Anti-Money Laundering Requirements...................................81
         Privacy Policy of the Company and the Investment Manager.............81
         Customer Identification Program......................................82
         Clearance Through DTC/Clearstream....................................82
         Arbitration..........................................................84
BENEFIT PLAN INVESTOR CONSIDERATIONS..........................................85
         Fiduciary Responsibility Requirements and Prohibited Transactions....85
         Plan Assets..........................................................86
CERTAIN U.S. FEDERAL INCOME TAX ASPECTS OF AN INVESTMENT IN THE COMPANY.......87

         Taxation of Company as a RIC.........................................88
         Taxation of Holders..................................................90
         Information Reporting and Backup Withholding.........................93
         Investments of the Company...........................................93

LEGAL MATTERS.................................................................95
ACCESS TO ADDITIONAL INFORMATION..............................................95
INDEX OF DEFINED TERMS.........................................................1
APPENDIX A:  COMPANY TARGETED RETURN ANALYSIS................................A-1
APPENDIX B:  ADDITIONAL HYPOTHETICAL RETURNS.................................B-1
APPENDIX C:  MOODY'S COLLATERAL VALUATION SCHEDULE...........................C-1
APPENDIX D:  S&P COLLATERAL VALUATION SCHEDULE...............................D-1
APPENDIX E:  PERFORMANCE INFORMATION.........................................E-1

                              EXECUTIVE SUMMARY

         This Executive Summary does not purport to be complete and is qualified in its entirety by reference to the detailed information appearing elsewhere in this Memorandum and related documents referred to herein. See "Risk Factors" beginning on page 57 in this Memorandum for a discussion of certain factors that should be considered in connection with an investment in the Common Shares. In addition, the information contained in this Memorandum is summary in nature and is qualified in its entirety by reference to the Company's other documents referred to herein. For convenience of reference, an index of terms defined in this Memorandum appears at the back of this Memorandum.

OVERVIEW OF THE COMPANY

         Investment Objective

         York Enhanced Strategies Fund, LLC, a Delaware limited liability company (the "Company" or the "Fund"), has been formed to focus primarily on credit oriented investments in both the United States and Europe, while also selectively targeting equity opportunities. The Company will have the benefit of locked-in term financing, allowing the Investment Manager to focus on creating value through long-term investments in addition to short-term opportunities. The structural characteristics of the Company enable it to invest in less liquid investments, such as mezzanine financing, bank loans, equity securities, rescue financing and bridge financing transactions. The Fund's objective is to realize compelling risk-adjusted returns that are uncorrelated to price changes in the public markets.

         The Company seeks to achieve high risk-adjusted total returns while attempting to minimize losses. It is the intention of the Company that the Company, when fully invested, will hold a portfolio comprised of Mezzanine Investments, as hereinafter defined, and High Yield Debt, as hereinafter defined (approximately 30%), Distressed Debt, as hereinafter defined (approximately 30%), Bank Loans, as hereinafter defined (approximately 20%), and Equity Securities, as hereinafter defined (approximately 20%) (each category of investments, an "Asset Group"). The Company's actual investment in any such Asset Group may vary significantly from time to time based on certain factors, including, without limitation, the commencement of investment activities, available investment opportunities, market conditions and the performance of the Company's investments. The Company may also structure, negotiate and originate loans and other investment transactions and may engage in various transactions in short sales, futures, forward contracts, swaps and other derivatives and instruments to manage or hedge interest rate, currency exchange, industry, equity and other risks. The terms of the Indenture limit the Company's ability to make certain investments. The investments of the Company are referred to as the "Company Investments."

         Investment Manager

         York Enhanced Strategies Management, LLC, a New York limited liability company ("York" or the "Investment Manager"), will serve as the Investment Manager of the Company and in that capacity will manage the day-to-day activities of the Company, subject to the ongoing oversight of the Board of Directors. The Investment Manager's responsibilities are set forth in an agreement between the Company and the Investment Manager (the "Investment

Management Agreement"). The Investment Manager is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). This registration with the Securities and Exchange Commission (the "SEC") does not imply that the SEC has endorsed York's qualifications to provide advisory services to the Company as described in this Memorandum.

         York is a member of the York Capital Management family of investment funds and associated advisors (collectively, "York Capital"). York Capital was established in 1991 and has a multi-strategy, event-driven investment style. York Capital had approximately $6.8 billion in assets under management as of October 31, 2005 and focuses primarily on four areas of investment opportunities: event equities, credit, value equities and risk arbitrage. York Capital employs approximately 21 investment professionals with approximately 44 total employees and has offices in New York and London.

         York Capital utilizes an investment process based on fundamental analysis of industries and businesses. York Capital's approach to event-driven investing is opportunistic, and it builds portfolios in response to market conditions. York Capital utilizes an all-season investment style, where its strategy relies not on the cycle in any particular industry, but rather on the ever-present existence of corporate change.

         York Enhanced Strategies Feeder Fund, a Delaware statutory trust, and York Enhanced Strategies Feeder Fund (Cayman) Ltd., a Cayman Islands exempted company (together, the "Feeder Funds") will be established as entities whose sole investment will be Common Shares of the Fund. Shares of these Feeder Funds may be offered and sold to investors outside the United States.

         The historical performance of York Capital's hedge fund strategies is included below:

     ----------------------------------------------  ------------------  --------------------  -----------------------
                                                                        COMPOUNDED ANNUAL
                                                                          RETURN FROM
     FUND                                                               INCEPTION THROUGH        ASSETS UNDER
                                                         INCEPTION          OCTOBER 31,         MANAGEMENT AS OF
                                                                         2005(1)(2)(3)(4)      OCTOBER 31, 2005(5)
     ----------------------------------------------  ------------------  --------------------  -----------------------
     YORK CAPITAL MANAGEMENT, L.P.                   October 1991             17.4%              $3.1 billion
     o    a diversified event-driven strategy
     ----------------------------------------------  ------------------  --------------------  -----------------------
     YORK SELECT, L.P.                               January 1996             22.2%              $1.3 billion
     o    a concentrated "select"
          event-driven strategy
     ----------------------------------------------  ------------------  --------------------  -----------------------
     YORK CREDIT OPPORTUNITIES FUND, L.P.            February 2001            24.9%              $500 million
     o    a strategy focusing on
          opportunities across the
          distressed debt and credit spectrum
     ----------------------------------------------  ------------------  --------------------  -----------------------
     YORK GLOBAL VALUE PARTNERS, L.P.                July 2002                24.4%              $800 million
     o    a value-oriented strategy
     ----------------------------------------------  ------------------  --------------------  -----------------------
     YORK EUROPEAN OPPORTUNITIES FUND, L.P.          January 2004             20.1%              $1.1 billion
     o    a European event-driven and
          value-oriented strategy
     ----------------------------------------------  ------------------  --------------------  -----------------------

NOTE:
       (1) Returns reflect performance of all domestic funds offered to outside investors since York Capital's inception. Respective performance of offshore and feeder funds in the same investment strategy and managed accounts are not shown above. Performance figures are net after all expenses, management fees and incentive allocations for an investment in each fund's Class A interests, if applicable, and include all income from interest, dividends and other distributions on the securities held by the fund. Actual investor results may vary depending upon different fee arrangements, the class of shares involved, liquidity considerations and the timing of investment. Returns for each fund may not be indicative of actual returns for investments in the Company for any individual investor. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. Actual returns for the Company may be greater or less than the returns shown above.

       (2) For annual return information with respect to the offshore and feeder funds, please see Appendix E.

       (3) The "Compounded Annual Return" represents the cumulative compounded monthly returns expressed on an annualized basis for each fund set forth above.

       (4) With respect to the performance of York Capital Management, L.P., York Select, L.P., York Credit Opportunities Fund, L.P., York Global Value Partners, L.P. and York European Opportunities Fund, L.P., the returns for the period from inception through October 31, 2005 include the actual results of such funds from inception through September 30, 2005, and an estimate of such funds' performance from October 1, 2005 through October 31, 2005.

       (5) Assets under management figures are estimated approximations and include assets under management for the offshore and feeder funds.

         Investment Committee

         The Company's board of directors (the "Board of Directors") will set broad policies for the Company. The Investment Manager will manage the day-to-day activities of the Company, subject to the ongoing oversight of the Board of Directors. The Board of Directors will initially be comprised of Jeffrey A. Weber, the President of York Capital, and three independent directors, Robert E. Joyal, Newton P.S. Merrill and Robert I. Choi. Mr. Weber will not receive compensation as a Director of the Company.

         The Investment Committee of York (the "Investment Committee") will initially be comprised of James G. Dinan, the Chief Executive Officer of York Capital, Daniel A. Schwartz, the Chief Investment Officer of York Capital, and Alan H. Cohen, a Senior Managing Director of York Capital. The number of members of the Investment Committee is subject to increase or decrease in the sole discretion of the Investment Manager. Other investment professionals of York Capital may participate in Investment Committee meetings on a regular basis. The Investment Committee will review and discuss the purchase and sale of all Company Investments. Any purchase or sale of any Company Investment must be approved in advance by one member of the Investment Committee.

         The members of the management team at York Capital bring an average of 15 years of experience to the Company, with extensive expertise in credit products, event equities, value equities and risk arbitrage investment strategies. York Capital has been managing investments for over 13 years, with an event-driven investment style, a focus on capital preservation, and a consistent record of performance.

         The members of the Investment Committee have long-term working relationships with leading investment professionals in the financial community, investment bankers, restructuring professionals, bankruptcy and other attorneys, senior lenders, high yield bond specialists, research analysts, accountants, senior company management teams, and other financial and operating professionals, which are expected to facilitate both deal flow and due diligence. York Capital's strong relationships with other investors and Wall Street banks creates access to valuable investment opportunities and this extensive network has been a valuable source of transactions and information in the past and are expected to continue to provide future opportunities. In addition, the members of the Investment Committee have relationships with other investors, including insurance companies, bond funds, mezzanine funds and other funds which invest in assets similar to those to be acquired as Company Investments.

         Regulated Investment Company

         The Company will elect to be treated as a regulated investment company ("RIC") for U.S. federal income tax purposes. The Company therefore should not be taxed on its income to the extent that it distributes such income as deductible dividends each year and satisfies other applicable income tax requirements. Further, the portion of the Company's income attributable to investments financed through borrowings should not be taxable to U.S. tax-exempt investors as unrelated business taxable income. Additionally, as shareholders of a corporation for U.S. federal income tax purposes, non-U.S. investors should generally not be treated for U.S. federal income tax purposes as being engaged in a trade or business in the U.S. solely as a result of investing in the Company, regardless of whether the Company conducts any loan origination activities. See "Certain U.S. Federal Income Tax Aspects of an Investment in the Company." The Company is expected to be registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). As such, the assets of the Company will not be treated as assets of investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

THE OFFERING

         This Memorandum relates to the offering of subscriptions for Common Shares in an amount equal to $404.5 million. At the closing of this Offering (the "Closing"), which will occur on or about November 17, 2005 (the "Closing Date"), the Company will have $809.0 million in total available capital ("Total Available Capital"). This will consist of $404.5 million in capital commitments ("Common Capital Commitments") in the form of subscription agreements (the "Common Subscription Agreements") with respect to the Common Shares, $268.5 million in aggregate commitments to purchase the Company's Senior Revolving Notes due 2013 (the "Notes," and such commitment, the "Notes Commitment") under an indenture (the "Indenture") and $136.0 million in capital commitments ("Term Preferred Capital Commitments," and together with the Common Capital Commitments, the "Capital Commitments") with respect to the purchase of the Company's Series A-1 Floating Rate Term Preferred Shares (the "Term Preferred Shares"). Prior to the Closing Date, any of the overall number of Common Shares or Term Preferred Shares, or the principal amount of Notes, to be offered by the Company may be increased or decreased, subject to, among other things, the requirements of applicable law.

         The Company will be highly leveraged. Under the provisions of the Investment Company Act, the Company may issue debt so long as the applicable "asset coverage" ratio as that term is used in Section 18(h) of the Investment Company Act (the "Asset Coverage Ratio") of the Company is at least 300%, and may issue debt and preferred shares so long as the Asset Coverage Ratio of the Company is at least 200%. In addition, as permitted by the Investment Company Act, the Company may make certain limited temporary borrowings from time to time that would be excluded from the calculations of the Asset Coverage Ratios. The net effect of the Asset Coverage Ratio will be an increase in the percentage of debt of the Total Available Capital. As a result, the Company will be highly leveraged at any given time. Accordingly, the use of leverage creates an opportunity for increased returns for the holders of the Common Shares, but also creates increased risk of loss. The use of leverage magnifies the potential gains and losses from an investment and increases the risk of loss of capital. See "Risk Factors - The Company will be leveraged, which could create a increased risk of loss to holders of the Common Shares."

         The "300% Asset Coverage Ratio" means the ratio which the value of the total assets of the Company, less all liabilities and debt other than the outstanding Notes, bears to the aggregate amount of outstanding Notes. The "200% Asset Coverage Ratio" means the ratio which the value of the total assets of the Company, less all liabilities and debt other than the outstanding Notes and the Preferred Shares, bears to the aggregate amount of outstanding Notes and the aggregate of the liquidation preference of the Preferred Shares. For purposes of the "200% Asset Coverage Ratio," the involuntary liquidation preference of the Preferred Shares is the amount such shares would be entitled to upon involuntary liquidation of the Company in preference to any security junior to the Preferred Shares.

         Each Common Subscription Agreement will obligate the investor to purchase a specified dollar amount of Common Shares on or prior to June 30, 2007 (such period, the "Subscription Period"). The Company will draw down the Common Capital Commitments on multiple dates (each, a "Drawdown Date") and will use its reasonable best efforts to fully draw the Common Capital Commitments no later than approximately nine months after the Closing, but in no event later than June 30, 2007. On the initial Drawdown Date, the Company will issue shares at $1,000 per Common Share in an amount corresponding to the percentage of the Common Capital Commitments specified by the Company in the drawdown notice. On each subsequent Drawdown Date, the Company will issue Common Shares at the net asset value (the "NAV") per share as calculated within 48 hours (exclusive of Sundays and holidays) prior to issuance in an amount equal to the percentage of the Common Capital Commitments specified by the Company in the drawdown notice.

         The Common Shares offered hereby will not be registered under the Securities Act in reliance upon the exemption from registration thereunder provided by Section 4(2) and Regulation D promulgated thereunder. Each purchaser of Common Shares will be required to represent that it is (1) an "accredited investor" within the meaning of Rule 501(a) of the Securities Act, (2) a "qualified client" within the meaning of Rule 205-3 of the Advisers Act, (3) a "qualified purchaser" as defined in Section 2(a)(51)(A) of the Investment Company Act, and (4) acquiring the Common Shares for its own account for investment and not for resale or distribution. Investors meeting the foregoing requirements are referred to herein as "Qualified Investors." The Common Shares may be transferred only to other Qualified Investors and only with the prior written consent of the Company, which will not be withheld unreasonably.

         The aggregate organizational and other offering expenses of the Company, including fees payable to the Placement Agent in respect of the placement of the Notes, Term Preferred Shares and Common Shares, will be approximately 2.4% of Total Available Capital. These fees and expenses will reduce the amounts available for investment. Organizational and offering expenses, other than Placement Agent fees, will be expensed during the Company's first fiscal year. Placement Agent fees will be amortized.

         Further, the Placement Agent may pay a portion of the placement agency fees described above to its sales personnel and to selected brokers and dealers (together, the "Intermediaries") in connection with the distribution of the Common Shares. The prospect of receiving such compensation may provide such Intermediaries with an incentive to favor sales of Common Shares over other investments with respect to which such persons do not receive additional compensation, or lower levels of additional compensation. Prospective investors may wish to take such payment arrangements into account when considering and evaluating a subscription for the Common Shares.

INVESTMENT STRATEGY

         The Company will be an actively managed, nondiversified closed-end registered management investment company that will pursue investment opportunities in Mezzanine Investments and High Yield Debt, Distressed Debt, Bank Loans and Equity Securities of all kinds, certain of which are expected to include contractual provisions and equity participations intended to increase overall returns. It has been the experience of the Investment Manager that investments in some of these asset classes have not been correlated directly to the results of either the stock market or the bond market. The Company may also structure, negotiate and originate loans and other investment transactions and may engage in various transactions in short sales, futures, forward contracts, swaps and other derivatives and instruments to manage or hedge interest rate, currency exchange, industry, equity and other risks.

         One of York Capital's objectives has been, and an objective of the Investment Committee will be, to obtain high risk-adjusted total returns while preserving capital. The Investment Manager will focus some of the Company's investment activities on securities and other investments that are not rated or, if rated, are primarily rated (publicly or privately) below investment-grade. The Investment Committee will employ a high degree of flexibility in making Company Investments as they relate to (i) senior or subordinated debt, (ii) different classes of equity interests, (iii) the relationship and relative size of the Company's debt and equity securities, and (iv) current versus deferred return securities. The Investment Manager anticipates that over the term of the Company, Company Investments will be allocated approximately as follows:

                                   Asset Mix
                                  -----------
        Mezzanine Investments and High Yield Debt                      30%
        Distressed Debt                                                30%
        Bank Loans                                                     20%
        Equity Securities                                              20%

While the "Asset Mix" in the table above represents one possible configuration of the Company's portfolio, the actual portfolio composition may differ.

         The Investment Committee intends to utilize the same macroeconomic and industry analysis together with a bottom-up investment strategy that has proven successful for York Capital in the past. York Capital determines if the marketplace is appropriately discounting the effect of a corporate event, considering the risk and reward, relative value compared to absolute value, and the likelihood that certain events will occur. The Investment Committee will seek investments in companies which it believes to have compelling risk-adjusted returns. The Company Investments will be managed using a comprehensive, risk-based investment valuation analysis and York's due diligence process. In addition, the Company may obtain the contractual right to participate in, advise or influence the management of its portfolio investments.

         The Company will seek to invest its assets so as to qualify for U.S. federal income tax treatment as a RIC and to satisfy other applicable requirements. See "Certain U.S. Federal Income Tax Aspects of an Investment in the Company--Taxation of Company as a RIC." Accordingly, this will require, among other things, that at the end of each quarter, subject to certain exceptions, (1) no more than 20% of the value of the Company's consolidated gross assets are invested in the securities of any single issuer or affiliated issuers, and (2) no more than 50% of the value of the Company's consolidated gross assets are invested in the securities of issuers representing, in the case of any single issuer, more than 5% of the Company's consolidated gross assets, or more than 10% of that issuer's voting securities. The Investment Manager expects to have greater diversification than is required when fully invested as a result of both the investment strategy and advance rate constraints.

         The Company expects to liquidate a portion of its investments by the eighth anniversary of the Closing in an amount sufficient to pay off the Notes and the liquidation preference of the Preferred Shares unless extended for up to two one-year periods. The Company also expects to liquidate the remaining investments and redeem the Common Shares by the tenth anniversary of the Closing (the "Investment Period") in an amount sufficient to redeem the Common Shares unless extended for up to two separate one-year periods. Any such extension is subject to the approval of the holders of the applicable securities, and, in the case of the Notes and the Term Preferred Shares, the Credit Enhancer. Accordingly, absent extension, investors in the Notes and the Term Preferred Shares may be paid two years before holders of the Common Shares.

CAPITALIZATION OF THE COMPANY

         The Company will draw the Capital Commitments in stages commencing at the Closing and will use its reasonable best efforts to fully draw the Capital Commitments no later than approximately nine months after the closing of its offering of the Common Shares (the "Ramp-Up Period") and prior to the expiration of the Subscription Period. The holders of the Notes (the "Noteholders") will commit to purchase up to $268.5 million aggregate principal amount of Notes. The Notes will become available to be issued by the Company in increasing amounts as the Capital Commitments are drawn.

o The following table sets forth one possible capitalization scenario for the Company after the Closing, without deduction for organizational and offering costs and expenses, until all debt and equity is fully funded (although the actual capitalization of the Company at any point in time after the Closing is likely to differ due to market conditions and other factors):

                                          ANTICIPATED CAPITALIZATION TABLE
                                         ----------------------------------

------------------------------------------------------------------------------------------------------------------------
                                  COMMON                 NOTES                   TERM              AGGREGATE TOTAL
                                  SHARES                                       PREFERRED             ($ MILLIONS)
                                                                                SHARES
------------------------------------------------------------------------------------------------------------------------
Closing                            50%                    0%                      0%                   $202.3
------------------------------------------------------------------------------------------------------------------------
End of Month 3                     25%                    25%                    25%                   $404.5
------------------------------------------------------------------------------------------------------------------------
End of Month 6                     25%                    25%                    25%                   $606.7
------------------------------------------------------------------------------------------------------------------------
End of Month 9                     0%                     50%                    50%                   $809.0
------------------------------------------------------------------------------------------------------------------------

USE OF PROCEEDS

         The net proceeds from the sale of the Common Shares, as well as the net proceeds from the sale of the Notes and the Term Preferred Shares, will be used to purchase Company Investments, substantially all of which will initially be included in the collateral for the Notes (the "Collateral"), and to pay certain fees and expenses of the Company incurred in connection with the offerings of the Notes, the Term Preferred Shares and the Common Shares and its other capital-raising activities, its operations and otherwise in connection with its business.

PERFORMANCE RECORD

         The following chart sets forth the annual investment performance of domestic* funds managed by York Capital from October 1991 through October 2005.

==================================================================================================================================
             York Capital       York         York Credit         York Global       York European
   FUND    Management, L.P.    Select,    Opportunities Fund,  Value Partners,   Opportunities Fund,  S&P 500***  CSFB HY INDEX***
                                L.P.            L.P.                L.P.               L.P.
==================================================================================================================================
 DOMICILE      Onshore        Onshore         Onshore             Onshore            Onshore
==================================================================================================================================
INCEPTION     10/1/1991       1/1/1996        2/1/2001           7/1/2002            1/1/2004
==================================================================================================================================
   1991**        7.37%                                                                                 8.96%         4.90%
   1992         36.38%                                                                                7.63%         16.66%
   1993         33.84%                                                                                10.08%        18.91%
   1994         6.21%                                                                                 1.32%         -0.98%
   1995         28.37%                                                                                37.56%        17.39%
   1996         13.51%        24.76%                                                                  22.96%        12.42%
   1997         30.53%        43.06%                                                                  33.38%        12.63%
   1998         4.98%          5.66%                                                                  28.58%        0.58%
   1999         26.30%        67.28%                                                                  21.04%        3.29%
   2000         13.80%        18.30%                                                                  -9.10%        -5.21%
   2001         5.03%         10.95%           34.13%                                                -11.88%        5.81%
   2002         -7.12%        -6.49%           -2.81%              7.27%                             -22.11%        3.10%
   2003         33.27%        37.49%           51.82%             47.02%                              28.68%        27.94%
   2004         20.38%        32.20%           38.18%             22.88%              26.78%          10.87%        11.95%
10/31/2005****  2.76%          1.85%           5.11%               6.88%              11.14%          1.05%         0.94%
==================================================================================================================================

* See Appendix E for performance of offshore and feeder funds of York Capital Management, L.P., York Select, L.P., York Credit Opportunities Fund, L.P., York Global Value Partners, L.P., and the York European Opportunities Fund, L.P.

** S&P 500 Index returns and CSFB HY Index returns are presented for a period from October 1, 1991 through December 31, 1991.

*** Source: Standard & Poor's, with respect to the data relating to the S&P 500 index, and CS First Boston, as reported on Bloomberg LP, with respect to the data relating to the CSFB HY Index.

**** With respect to the performance of York Capital Management, L.P., York Select, L.P., York Credit Opportunities Fund, L.P., York Global Value Partners, L.P. and York European Opportunities Fund, L.P., the returns for the period from January 1, 2005 through October 31, 2005 include the actual results of such funds from January 1, 2005 through September 30, 2005, and an estimate of such funds' performance from October 1, 2005 through October 31, 2005.

NOTE: Performance figures are net after all expenses, management fees and incentive allocations for an investment in each fund's Class A interests, if applicable, and include all income from interest, dividends and other distributions on the securities held by the fund. Actual investor results may vary depending upon different fee arrangements, the class of shares involved, liquidity considerations and timing of investments. The S&P 500 Index and the CSFB HY Index are unmanaged indices. Comparisons made between an unmanaged index and York Capital may be of limited value. Both the S&P 500 Index and the CSFB HY Index were selected due to the diverse characteristics of the asset classes expected to be held by the Company. The S&P 500 Index reflects reinvestment of dividends. This data is intended to depict portfolio performance, and is not indicative of the returns that might be expected by a purchaser of Common Shares. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.

The following chart sets forth the approximate assets under management of each of the York Capital fund strategies, as well as their related managed accounts, including both the domestic and offshore fund of each strategy, as of each year-end indicated and as of October 31, 2005.

                     (All figures in $ millions and rounded)

==================================================================================================================================
               York Capital        York           York Credit           York Global          York European        TOTAL
   FUND       Management, L.P.  Select, L.P.   Opportunities Fund,     Value Partners,     Opportunities Fund,
                   (1)              (2)             L.P. (3)              L.P. (4)              L.P. (5)
==================================================================================================================================
 INCEPTION      10/1/1991        1/1/1996           2/1/2001              7/1/2002              1/1/2004
==================================================================================================================================
   1991             $3                                                                                             $3
   1992            $10                                                                                             $10
   1993            $30                                                                                             $30
   1994            $70                                                                                             $70
   1995            $150                                                                                           $150
   1996            $250             $4                                                                            $260
   1997            $340             $10                                                                           $350
   1998            $440             $10                                                                           $450
   1999            $600             $10                                                                           $610
   2000            $930             $20                                                                           $950
   2001           $1,400            $90               $50                                                        $1,500
   2002           $1,100           $180               $140                  $10                                  $1,400
   2003           $1,600           $460               $200                  $50                   $10            $2,300
   2004           $3,000          $1,100              $360                  $460                  $10            $4,900
10/31/2005        $3,100          $1,300              $500                  $800                 $1,100          $6,800
   (6)
==================================================================================================================================

(1)      Includes York Investment Limited.
(2)      Includes York Select Unit Trust.
(3)      Includes York Credit Opportunities Unit Trust.
(4)      Includes York Global Value Unit Trust.
(5)      Includes York European Opportunities Unit Trust.
(6)      Figures as of October 31, 2005 are estimated.

POTENTIAL LEVERAGED RETURNS FOR COMMON SHARES

         The Investment Manager believes that by using the macroeconomic and industry analysis together with bottom-up investment strategy that the Investment Manager has followed previously in each of the Asset Groups in the past, the Company can generate attractive returns for investors in the Common Shares. Under the provisions of the Investment Company Act, the Company may issue debt in compliance with the 300% Asset Coverage Ratio, and may issue debt and preferred shares in compliance with the 200% Asset Coverage Ratio. Certain limited temporary borrowings above these leverage limits are also permitted. As shown in the table below, assuming the asset returns specified in such table and other assumptions described in Appendix A hereto, the Company may be able to generate average annual leveraged returns of 14-20%, net of estimated fees, expenses and the Carried Interest (described below in "Summary of Material Terms of the Company").

         There can be no assurance that the Company will achieve these or any other particular level of returns. The use of leverage magnifies the potential gains and losses from an investment and increases the possibility that investors could lose all or part of their invested capital. In addition, the Investment Manager believes that the current environment offers leverage rates that are unsustainably low and accordingly may not persist for the life of the Company.

"Hypothetical Projected Return Under Target Asset Mix" set forth in the table below is calculated net of estimated fees, expenses and the Carried Interest.

----------------------------------------------------------------------------------------------------------------------
                   Hypothetical Net Returns to Common Shares at Assumed Collateral Return Rate (1)
----------------------------------------------------------------------------------------------------------------------
                                                                               Assumed Return Rates

                                        % of Assets                               Case A                       Case B
----------------------------------------------------------------------------------------------------------------------
Mezzanine Investments and                   30%                                   8% IRR                      10% IRR
High Yield Debt
----------------------------------------------------------------------------------------------------------------------
Distressed Debt                             30%                                  15% IRR                      20% IRR
----------------------------------------------------------------------------------------------------------------------
Bank Loans                                  20%                                   7% IRR                      10% IRR
----------------------------------------------------------------------------------------------------------------------
Equity Securities                           20%                                  18% IRR                      25% IRR
----------------------------------------------------------------------------------------------------------------------
Hypothetical Projected Leveraged Returns Under Target                                 14%                         20%
Asset Mix(2)
----------------------------------------------------------------------------------------------------------------------

(1) There can be no assurance that these returns or any other particular level of return will be achieved.

(2) Calculated net of estimated fees, expenses, interest, dividends on the Preferred Shares and the Carried Interest payable to the Investment Manager.

         There can be no assurance that these returns or any other particular level of return will be achieved. Assumed investment returns may not be indicative of actual returns. There are two hypothetical scenarios contemplated for estimated returns. Case A is a lower return scenario, while Case B is a higher return scenario. Actual returns may be greater or less than the returns shown above. Investors should note that certain assumptions have been made in order to calculate the expected returns. Many of those assumptions are detailed herein. No representation is made that any hypothetical return will be achieved, that all factors relevant to any such return have been considered, that all assumptions made in calculating any such return have been stated, that any assumptions that have been made reflect the Placement Agent's or York's best estimate of future conditions, or that any stated or unstated assumptions will turn out to be correct. Changes to any assumptions or consideration of different or additional factors may have a material impact on any hypothetical return. Future events are difficult or impossible to predict, will differ from those assumed and often depend on factors that are beyond the Placement Agent's and York's control. Any hypothetical returns, projections, forecasts and estimates, including hypothetical projected returns and estimates of future performance, are forward-looking statements, and are preliminary in nature. Prospective investors are cautioned not to rely on the hypothetical projected returns presented above in making a decision on whether or not to purchase securities of the Company.

         Hypothetical or simulated results have certain inherent limitations. Unlike an actual performance record, simulated results do not represent actual investment activities. Also, because investments have not actually been made, the hypothetical results may have under- or over-compensated for the impact, if any, of certain market factors such as the lack of liquidity. No representation is made that the Company will earn profits or incur losses similar to those shown above or that York's investment strategies will perform as set forth above under certain or any market conditions. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

         The following assumptions are for illustrative and modeling purposes only. No representation is made that the assumptions to or outcomes from the modeling necessarily reflect historical performance of similar investment securities. The analysis assumes:

         o Two investment return profiles provided by York given as Case A and Case B above and forward LIBOR curve for the 10-year life of the transaction.

         o That the Notes bears interest at a rate of LIBOR plus 40 basis points. Any defaulted interest earns compound interest at the same rate. In addition a commitment fee of 20 basis points per annum will be paid in respect of Note Commitments that have not been drawn down.

         o A dividend yield of LIBOR plus 30 basis points on the Term Preferred Shares, plus an additional payment of 30 basis points on the Term Preferred Shares to the Credit Enhancer as an insurance premium. In addition, an unissued share fee of 10 basis points each will be paid to the holders of the Term Preferred Shares and the Credit Enhancer, respectively. Any unpaid dividends (or payments to the Credit Enhancer) will be compounded at the same rate.

         o Expenses are paid quarterly and are assumed to be 20 basis points per annum on the anticipated value of the total collateral. The analysis assumes certain upfront legal and other expenses.

         o    A 10 month investment deployment period.

         o The Company will fully draw the capital commitments within nine months in stages commencing at the Closing as set forth in the Anticipated Capitalization Table on page A-6.

         o The Company will distribute all of its net income and net capital gains each period and may distribute capital at any time, subject to restrictions set forth in the terms of the Indenture and Term Preferred Shares.

         o That the Company will pay Management Fees to the Investment Manager of approximately 1% per annum as described on page 19.

         o That the Investment Manager will be entitled to the Carried Interest as described on page 20.

         o That the cash collected during each period earns a return equal to the average return on assets, if such return is positive, otherwise cash collected during each period earns a zero return.

         o Quarterly coupon payments for High Yield (bearing 8% interest per annum) and Bank Loans (bearing interest at a rate of LIBOR plus 250 basis points per annum).

         o The number of reinvestment cycles is 10 for High Yield, 2 for Distressed Debt, 6 for Bank Loans, and 40 for Equities. Capital gains on equity are assumed to be distributed uniformly throughout the year in which they are generated.

         o All internal rates of return are computed using 365 days in a year and assume that the initial cash outflow takes place at the Closing.

         o That the maturity of the Notes and redemption of the Term Preferred Shares are extended until the end of the transaction, and that the holders of the Notes and the Term Preferred Shares do not accelerate if the interest or dividend yield remains unpaid in any period.

         See Appendix A for a description of the hypothetical return calculations and certain additional assumptions employed in making those calculations. Actual results may be higher or lower than these hypothetical returns. Also see Appendix B for additional information regarding the hypothetical returns.

PROJECTIONS AND USE OF LEVERAGE

         Any hypothetical returns, projections, forecasts and estimates in this Memorandum, including estimates of returns or performance, are forward-looking statements, are based upon certain assumptions and are preliminary in nature. Future events are difficult or impossible to predict, may differ from those assumed and often depend on factors that are beyond the Company's and the Investment Manager's control. Some important factors which could cause actual results to differ materially from those in any forward-looking statements include changes in interest rates or expected interest rates; changes in domestic and foreign business, market, financial and legal conditions; differences in the actual allocation of the Company Investments among Asset Groups from those assumed herein; changes in the degree of leverage actually used by the Company from time to time; the degree to which the Company Investments are hedged and the effectiveness of such hedges; and the terms of borrowing agreements. In addition, the degree of risk will be increased as a result of leveraging of the Company Investments. Other risk factors are described under "Risk Factors" and elsewhere in this Memorandum. Other events that were not taken into account, such as events similar to the terrorist attacks of September 11, 2001, and their repercussions, may occur and may significantly affect the projections, forecasts and estimates contained herein. Investors may not recoup all or any of their investment in the Common Shares. Any assumptions should not be construed to be indicative of the actual composition of the portfolio, of the actual range, magnitude or timing of changes in the market value of the Company Investments, of the actual amount and timing of the expenses and liabilities of the Company or of the actual level of interest rates. In addition, certain assumptions, including those relating to the timing of receipt and application of cash flows, have been made to simplify the presentation and actual results will differ, and may differ significantly, from those presented. As a result, there can be no assurance that estimated returns or projections can be realized or that actual returns or results will not be materially lower than those estimated herein. Such estimated returns and projections should be viewed as hypothetical and do not represent the actual returns that may be achieved by an investor. Investors should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information, including the information described under "Risk Factors" herein in making an investment decision.

         The Company will be a leveraged investment vehicle. As a result, the risk of loss of capital will be greater than for an unleveraged fund investing in similar assets. Leverage could result in investment returns being lower than would be the case without the use of leverage. See "Risk Factors--The Company will be leveraged, which would create an increased risk of loss to holders of the Common Shares."

                  SUMMARY OF MATERIAL TERMS OF THE COMPANY

         The following is a summary of the terms of the Company. This summary does not purport to be complete and is qualified in its entirety by reference to the detailed information appearing elsewhere in this Memorandum and related documents referred to herein.

The Company............................       York Enhanced Strategies Fund,
                                              LLC, a Delaware limited liability
                                              company, which is expected to be
                                              registered as a nondiversified
                                              closed-end management investment
                                              company under the Investment
                                              Company Act.
Investment Objective and
Strategies.............................       The Company has been formed to
                                              focus primarily on credit oriented
                                              investments in both the United
                                              States and Europe, while also
                                              selectively targeting equity
                                              opportunities.  The Company will
                                              have the benefit of locked-in
                                              term financing, allowing the
                                              Investment Manager to focus on
                                              creating value through long-term
                                              investments in addition to
                                              short-term opportunities. The
                                              structural characteristics of the
                                              Company enable it to invest in
                                              less liquid investments, such as
                                              mezzanine financing, bank loans,
                                              equity securities, rescue
                                              financing and bridge financing
                                              transactions.  The Fund's
                                              objective is to realize compelling
                                              risk-adjusted returns that are
                                              uncorrelated to price changes in
                                              the public markets.

                                              The Company seeks to achieve high
                                              risk-adjusted total returns while
                                              attempting to minimize losses. It
                                              is the intention of the Company
                                              that the Company, when fully
                                              invested, will hold a portfolio
                                              comprised of Mezzanine Investments
                                              and High Yield Debt (approximately
                                              30%), Distressed Debt
                                              (approximately 30%), Bank Loans
                                              (approximately 20%), and Equity
                                              Securities (approximately 20%)
                                              (each category of investments, an
                                              "Asset Group"). The Company's
                                              actual investment in any such
                                              Asset Group may vary significantly
                                              from time to time based on certain
                                              factors, including, without
                                              limitation, the commencement of
                                              investment activities, available
                                              investment opportunities, market
                                              conditions and the performance of
                                              the Company's investments. The
                                              Company may also structure,
                                              negotiate and originate loans and
                                              other investment transactions and
                                              may engage in various transactions
                                              in short sales, futures, forward
                                              contracts, swaps and other
                                              derivatives and instruments to
                                              manage or hedge interest rate,
                                              currency exchange, industry,
                                              equity and other risks. The terms
                                              of the Indenture limit the
                                              Company's ability to make certain
                                              investments. The investments of
                                              the Company are referred to as the
                                              "Company Investments."

The Investment Manager.................       York Enhanced Strategies
                                              Management, LLC, a New York
                                              limited liability company, will
                                              serve as the Investment Manager
                                              of the Company and in that
                                              capacity will manage the
                                              day-to-day activities of the
                                              Company, subject to the ongoing
                                              oversight of the Board of
                                              Directors.  The Investment
                                              Manager's responsibilities will be
                                              set forth in an agreement between
                                              the Company and the Investment
                                              Manager (the "Investment
                                              Management Agreement").  The
                                              Investment Manager is a registered
                                              investment adviser under the
                                              Advisers Act.  This registration
                                              with the SEC does not imply that
                                              the SEC has endorsed York's
                                              qualifications to provide advisory
                                              services to the Company as
                                              described in this Memorandum.

Investment Committee...................       The Investment Committee of York
                                              will initially be comprised of
                                              three members:  James G. Dinan,
                                              the Chief Executive Officer of
                                              York Capital, Daniel A. Schwartz,
                                              the Chief Investment Officer of
                                              York Capital, and Alan H. Cohen,
                                              a Senior Managing Director of York
                                              Capital. The number of members of
                                              the Investment Committee is
                                              subject to increase or decrease in
                                              the sole discretion of the
                                              Investment Manager.  The
                                              Investment Committee will review
                                              and discuss the purchase and sale
                                              of all Company Investments.  Any
                                              purchase or sale of any Company
                                              Investment must be approved in
                                              advance by one member of the
                                              Investment Committee.

Key Personnel Provisions...............       The Investment Management
                                              Agreement will provide, among
                                              other things, that upon the death,
                                              incapacity or departure from the
                                              Investment Manager of both James
                                              G. Dinan and Daniel A. Schwartz,
                                              the Investment Manager will
                                              promptly notify the holders of the
                                              Common Shares, the holders of the
                                              Term Preferred Shares and the
                                              Noteholders that the Investment
                                              Manager may be replaced by a
                                              designee agreed upon by the
                                              holders of a majority of the
                                              then-outstanding Common Shares and
                                              Preferred Shares voting together
                                              as a single class and the holders
                                              of a majority of the aggregate
                                              outstanding principal amount of
                                              Notes.

Board of Directors..................          The Board of Directors will set
                                              broad policies for the Company.
                                              The Company's Board of Directors
                                              will consist of four persons, at
                                              least three of whom will be
                                              independent for purposes of the
                                              Investment Company Act. The
                                              holders of the Term Preferred
                                              Shares and the Series A-2
                                              Preferred Share (collectively,
                                              the "Preferred Shares") voting
                                              separately as a class will be
                                              entitled to elect at least two of
                                              the Company's directors. The
                                              remaining Directors of the

                                              Company will be subject to
                                              election by holders of the then
                                              outstanding Common Shares and
                                              Preferred Shares voting together
                                              as a single class. The Board of
                                              Directors will initially be
                                              comprised of Jeffrey A. Weber, the
                                              President of York Capital, and
                                              three independent directors,
                                              Robert E. Joyal, Newton P.S.
                                              Merrill and Robert I. Choi. Each
                                              member of the Board of Directors
                                              will be referred to herein as a
                                              "Director."  See "Capitalization
                                              of the Company--Common Shares" and
                                              "--Preferred Shares."

Placement Agent........................       Morgan Stanley & Co. Incorporated
                                              ("MS"), and Morgan Stanley & Co.
                                              International, Limited ("MSIL,"
                                              and together with MS,
                                              "Morgan Stanley" or the "Placement
                                              Agent") will act as placement
                                              agent, or distributor, as the case
                                              may be, in connection with the
                                              offer and sale of certain of the
                                              Common Shares in the United
                                              States.  In addition, MSIL acting
                                              through its Fixed Income division
                                              will act as Placement Agent in
                                              connection with the offer and
                                              sale of the Common Shares outside
                                              the United States and acting
                                              through its Private Wealth
                                              Management division will have the
                                              right to distribute the Common
                                              Shares outside the United States,
                                              in each case, by offering and
                                              marketing Common Shares of the
                                              Company or by offering and
                                              marketing shares of York Enhanced
                                              Strategies Feeder Fund (the
                                              "Delaware Feeder Fund"), a
                                              Delaware statutory trust, and
                                              shares of York Enhanced Strategies
                                              Feeder Fund (Cayman) Ltd., a
                                              Cayman Islands company (the
                                              "Cayman Feeder Fund").  As
                                              distributor of shares, the Private
                                              Wealth Management division of MSIL
                                              may purchase shares based on the
                                              commitment of certain investors to
                                              purchase such shares from the
                                              Private Wealth Management division
                                              of MSIL in connection with the
                                              Closing and any subsequent
                                              Drawdowns of such shares by the
                                              Company, the Delaware Feeder Fund
                                              and the Cayman Feeder Fund.  MS
                                              and MSIL will act as placement
                                              agent, or distributor, as the case
                                              may be, for the Term Preferred
                                              Shares and the Notes.

Capital Commitments....................       The Company is anticipating
                                              approximately $404.5 million of
                                              Common investors, of which $25
                                              million will come from affiliates
                                              of the Investment Manager. The
                                              Company may modify or withdraw
                                              this Offering at any time prior to
                                              the acceptance of subscriptions
                                              for Common Shares.

Minimum Commitment.....................       The minimum subscription amount is
                                              $10 million and is subject to
                                              waiver in the Investment Manager's
                                              discretion for selected investors.

Investor Credentials...................       The Company and the Placement
                                              Agent reserve the right to reject
                                              any prospective investor for any
                                              reason. In addition, the Company
                                              and the Investment Manager may, in
                                              their discretion, allocate the
                                              amount of Common Shares to
                                              potential investors.
                                              Each purchaser of Common Shares
                                              will be required to represent that
                                              it is (1) an "accredited investor"
                                              within the meaning of Rule 501(a)
                                              of the Securities Act, (2) a
                                              "qualified client" within the
                                              meaning of Rule 205-3 of the
                                              Advisers Act, (3) a "qualified
                                              purchaser" as defined in Section
                                              2(a)(51)(A) of the Investment
                                              Company Act and (4) acquiring the
                                              Common Shares for its own account
                                              for investment and not for resale
                                              or distribution.

                                              Investors meeting the foregoing
                                              requirements are referred to
                                              herein as "Qualified Investors."
                                              The Common Shares may be
                                              transferred only to other
                                              Qualified Investors and only with
                                              the prior written consent of
                                              the Company, which will not be
                                              withheld unreasonably.

Drawdowns..............................       Each Common Subscription Agreement
                                              obligates the investor to purchase
                                              a specified dollar amount of
                                              Common Shares on or prior to the
                                              end of the Subscription Period.
                                              The Company will draw down the
                                              Common Capital Commitments on
                                              multiple Drawdown Dates and will
                                              use its reasonable best efforts to
                                              fully draw the Common Capital
                                              Commitments no later than
                                              approximately nine months after
                                              the Closing, but in no event later
                                              than June 30, 2007.  On the
                                              initial Drawdown Date, the Company
                                              will issue shares at $1,000 per
                                              Common Share in an amount
                                              corresponding to the percentage of
                                              the Common Capital Commitments
                                              specified by the Company in the
                                              drawdown notice. On each
                                              subsequent Drawdown Date, the
                                              Company will issue Common Shares
                                              at the NAV per share as calculated
                                              within 48 hours (exclusive of
                                              Sundays and holidays) prior to
                                              issuance in an amount equal to the
                                              percentage of the Common Capital
                                              Commitments specified by the
                                              Company in the drawdown notice.

                                              Unfunded Capital Commitments may
                                              be called by the Company at any
                                              time during the Subscription
                                              Period in any amount on not less
                                              than 15 days' prior written
                                              notice. Investors who fail to pay
                                              a capital call within 10 days
                                              after receiving a second notice
                                              from the Company may be required
                                              to pay interest equal to the rate
                                              published by the Wall Street
                                              Journal as the "prime rate" plus
                                              6.0% and may be subject to having
                                              their Common Shares purchased by
                                              other investors or repurchased,
                                              retired and canceled by the
                                              Company at a discount to the NAV
                                              of such Common Shares, the price
                                              of which will in no event be less
                                              than 66 2/3% of the NAV of such
                                              Common Shares, subject to the sole
                                              discretion of a majority of
                                              Independent Directors. In such
                                              event, the Company may offer an
                                              opportunity to the other holders
                                              of Capital Commitments to purchase
                                              the Common Shares that would have
                                              been issued to the investor that
                                              failed to pay the capital call,
                                              such opportunity to be offered on
                                              a pro rata basis, or take certain
                                              other actions permitted under the
                                              Operating Agreement (as defined
                                              herein).

                                              It is anticipated that
                                              Common Shares equal to 50% of the
                                              Common Capital Commitments will be
                                              issued on the initial Drawdown
                                              Date and that the balance of the
                                              Common Shares will be issued over
                                              two additional Drawdown Dates
                                              during the Subscription Period.

                                              The Company may hold the initial
                                              Drawdown Date at any time after
                                              subscriptions for Common Shares
                                              exceed $202.25 million. The
                                              Company expects to draw down 25%
                                              of the total Common Capital
                                              Commitments on each subsequent
                                              drawdown.

                                              The Company intends to close the
                                              Offering on or about November 17,
                                              2005, and to hold the initial
                                              Drawdown Date on the same day, but
                                              retains the right to close the
                                              Offering and hold the initial
                                              Drawdown Date on a later date in
                                              its sole discretion. The Company
                                              may modify or withdraw this
                                              Offering at any time prior to the
                                              acceptance of subscriptions for
                                              Common Shares.

Leverage and Asset Coverage............       The Company will be highly
                                              leveraged.  Under the provisions
                                              of the Investment Company Act, the
                                              Company may issue debt in
                                              compliance with the 300% Asset
                                              Coverage Ratio, and may issue debt
                                              and preferred shares in compliance
                                              with the 200% Asset Coverage
                                              Ratio.  Certain limited temporary
                                              borrowings above these leverage
                                              limits are also permitted. A
                                              summary of the terms of the Notes
                                              and the Preferred Shares are
                                              available to prospective investors
                                              on request.

Term and Termination of
the Company............................       The Company expects to liquidate a
                                              portion of its investments by the
                                              eighth anniversary of the Closing
                                              in an amount sufficient to pay off
                                              the Notes and the liquidation
                                              preference of the Preferred Shares
                                              unless extended for up to
                                              two one-year periods.  The
                                              Company also expects to liquidate
                                              the remaining investments and
                                              redeem the Common Shares by the
                                              tenth anniversary of the Closing
                                              (the "Investment Period") in an
                                              amount sufficient to redeem the
                                              Common Shares unless extended for
                                              up to two separate one-year
                                              periods.  Any such extension is
                                              subject to the approval of the
                                              holders of the applicable
                                              securities and, in the case of the
                                              Term Preferred Shares and the
                                              Notes, the Credit Enhancer.
                                              Accordingly, absent extension,
                                              investors in the Notes and the
                                              Term Preferred Shares may be paid
                                              two years before holders of the
                                              Common Shares.

Asset Valuation........................       The NAV of the Company will be
                                              calculated as of the last business
                                              day of each fiscal quarter, in
                                              connection with each issuance of
                                              Common Shares by the Company, as
                                              of each distribution declaration
                                              date (after giving effect to the
                                              relevant distribution), as of the
                                              date on which the Company
                                              terminates, and on such other
                                              dates as determined by the
                                              Investment Manager or the Board of
                                              Directors, in accordance with the
                                              valuation policies and guidelines
                                              approved from time to time by the
                                              Board of Directors (each, a
                                              "Valuation Date").

Distributions..........................       After making any payments required
                                              to be made to the holders of the
                                              Notes and to the holders of the
                                              Preferred Shares, the Company will
                                              distribute substantially all of
                                              its remaining net realized income
                                              each year to the holders of the
                                              Common Shares and may distribute
                                              capital at any time, subject to
                                              restrictions set forth in the
                                              Indenture, the Statement of
                                              Preferences for the Term Preferred
                                              Shares (the "Statement") and the
                                              insurance and indemnity agreement
                                              to be entered into between the
                                              Company and Ambac Assurance
                                              Corporation (the "Insurance
                                              Agreement").

Management Fee.........................       The Company will pay the
                                              Investment Manager a management
                                              fee (the "Management Fee"), which
                                              will generally be payable on a
                                              quarterly basis in arrears. During
                                              the period commencing on the
                                              Closing Date and ending on
                                              December 31, 2006 (the "Initial
                                              Draw Period"), the Management Fee
                                              will be equal to 1.0% per annum of
                                              the sum of (i) the aggregate
                                              Common Capital Commitments,
                                              regardless of whether the Company
                                              has drawn down such commitments,
                                              (ii) the aggregate Term Preferred
                                              Capital Commitments, regardless of
                                              whether the Company has drawn down
                                              such commitments, and (iii) the
                                              aggregate Notes Commitments,
                                              regardless of whether the Company
                                              has drawn down or repaid such
                                              commitments (the sum of

                                              (i) through (iii) being referred
                                              to as the "Committed Capital").
                                              After the Initial Draw Period, the
                                              Management Fee will be equal to
                                              1.0% per annum of the NAV of the
                                              Company using the applicable
                                              quarter-end NAV (without reduction
                                              for any dividends accrued on the
                                              Common Shares or the Carried
                                              Interest, as defined below).

Carried Interest.......................       In addition to the Management Fee,
                                              the Company will pay to the
                                              Investment Manager the following:

                                              (1) 100% of the amount by which
                                              the cumulative distributions and
                                              amounts distributable to the
                                              holders of the Common Shares
                                              (excluding any distribution
                                              relating to the original capital
                                              payment made for the Common
                                              Shares) exceed a 2% quarterly
                                              weighted average return on
                                              undistributed capital attributable
                                              to the Common Shares until the
                                              Investment Manager has received
                                              from the Company an amount equal
                                              to 20% of the aggregate cumulative
                                              distributions of net income and
                                              gain to the holders of the Common
                                              Shares as well as amounts paid to
                                              the Investment Manager under this
                                              provision. This 2% quarterly
                                              weighted average return on
                                              undistributed capital shall be
                                              cumulative (but not compounded) up
                                              to an aggregate of 8% per year.

                                              (2) After the payment described in
                                              clause (1) above has been made,
                                              with respect to additional
                                              distributions and amounts
                                              distributable to holders of the
                                              Common Shares, an amount (payable
                                              at the same time as any
                                              distributions to the holders of
                                              the Common Shares) such that after
                                              receipt thereof the Investment
                                              Manager will have received from
                                              the Company an amount equal to
                                              20%, and the holders of the Common
                                              Shares will have received an
                                              amount equal to 80%, of the
                                              incremental aggregate
                                              distributions of net income and
                                              gain to the holders of the Common
                                              Shares and the Series A-2
                                              Preferred Share as described
                                              below.

                                              Such amounts paid to the
                                              Investment Manager are referred to
                                              herein as the "Carried Interest."

                                              The Carried Interest is
                                              anticipated to be paid as cash
                                              dividends on one share of Series
                                              A-2 Preferred Share to be held by
                                              the Investment Manager, which will
                                              be redeemable by the Company at
                                              its liquidation preference in the
                                              event the Investment Management
                                              Agreement is terminated.

Placement and Organizational Fees and
Expenses...............................       The aggregate organizational and
                                              other offering expenses of the
                                              Company, including fees payable to
                                              the Placement Agent in respect of
                                              the placement of the Notes, Term
                                              Preferred Shares and Common Shares
                                              payable as of the Closing are
                                              expected to be approximately 2.4%
                                              of Total Available Capital.
                                              These fees and expenses will
                                              reduce the amounts available for
                                              investment.  Organizational and
                                              offering expenses, other than fees
                                              of the Placement Agent, will be
                                              expensed during the Company's
                                              first fiscal year.  The fees of
                                              the Placement Agent will be
                                              amortized.

Origination Fees.......................       Origination, management, finders,
                                              breakup and similar fees payable
                                              with respect to Company
                                              Investments will be payable to the
                                              Company. The Company will monitor
                                              such fees with a view to
                                              maintaining its status as a RIC,
                                              one of the requirements of which
                                              is that no more than 10% of the
                                              Company's gross income in any year
                                              consist of income that is not
                                              related to investments.

Expenses...............................       Among other things, the Company
                                              will be responsible for paying the
                                              fees of the Investment Manager and
                                              the Placement Agent and any other
                                              placement agents; organizational
                                              and offering fees and expenses
                                              relating to the Common Shares, the
                                              Term Preferred Shares and the
                                              Notes; marketing and travel
                                              expenses; the Carried Interest;
                                              dividends on the Preferred Shares
                                              (including the Series A-2
                                              Preferred Share); unissued share
                                              fees on the Term Preferred Shares;
                                              due diligence and negotiation
                                              expenses; research expenses; fees
                                              and expenses of custodians,
                                              trustees, collateral agents, note
                                              agent, administrators,  transfer
                                              and distribution agents; brokerage
                                              fees and commissions, dealer
                                              spreads, and other expenses
                                              incurred in the making of Company
                                              Investments; legal fees and
                                              expenses of the Company and the
                                              Investment Manager incurred in
                                              connection with matters relating
                                              to or for the Company; fees and
                                              expenses of the Directors;
                                              insurance, including periodic
                                              premiums and certain fees payable
                                              under the insurance policy to be
                                              entered into for the benefit of
                                              the holders of the Term Preferred
                                              Shares; filings and registrations;
                                              proxy expenses; expenses of
                                              communications to investors;
                                              compliance expenses; audit
                                              expenses; interest (including
                                              interest accrued on the Notes);
                                              commitment fees; taxes; portfolio
                                              transaction expenses; costs of
                                              responding to regulatory inquiries
                                              and reporting to regulatory
                                              authorities; costs and expenses of
                                              preparing and maintaining the
                                              books and records of the Company;
                                              indemnification expenses;
                                              litigation and other extraordinary
                                              fees and expenses; and such other
                                              fees and expenses as are approved
                                              by the Directors as being
                                              reasonably related to the
                                              organization, offering,
                                              capitalization, operation or
                                              administration of the Company  and
                                              any portfolio investments.

                                              Expenses associated with
                                              investments by multiple York
                                              Capital entities will be shared
                                              proportionately by the
                                              participating funds. Expenses
                                              associated with the general
                                              overhead of the Investment Manager
                                              will not be covered by the
                                              Company, except to the extent paid
                                              for with soft dollar arrangements.
                                              See "Risk Factors--The Investment
                                              Manager will utilize and rely on
                                              brokers in conducting certain
                                              trades, which may cause the
                                              Company to incur transaction
                                              costs."

Reports................................       Investors in Common Shares will
                                              receive quarterly reports with
                                              unaudited financial statements and
                                              annual reports with audited
                                              financial statements.

Transfer and Withdrawal................       The Common Shares may be
                                              transferred only to other
                                              Qualified Investors and only with
                                              the prior written consent of the
                                              Company, which will not be
                                              withheld unreasonably.

                                              No investor may withdraw any or
                                              all of its Capital Commitment.

                                              The minimum number of shares
                                              required to be transferred in any
                                              subsequent resale or other
                                              transfer of shares is 1,000.

Governance.............................       Holders of the Common Shares and
                                              the Preferred Shares  will have
                                              one vote per share on all matters
                                              requiring shareholder approval and
                                              will have class voting rights to
                                              the extent required by the
                                              Investment Company Act.  A vote of
                                              75% of the shares eligible to be
                                              voted thereon will be necessary to
                                              amend the Operating Agreement of
                                              the Fund (the "Operating
                                              Agreement") in certain respects,
                                              such as to terminate the Company
                                              prior to the end of the Investment
                                              Period.  On certain other matters,
                                              the required vote will be the
                                              affirmative vote of a majority of
                                              the outstanding Common Shares and
                                              Preferred Shares except that where
                                              a separate vote of one or more
                                              classes or series is required on
                                              any matter, the affirmative vote
                                              of a majority of the outstanding
                                              shares of such class or series,
                                              will be sufficient.  A "majority
                                              of outstanding voting shares"
                                              means the lesser of (A) 67% or
                                              more of such shares present at a
                                              meeting if the holders of 50% or
                                              more of such shares are present in
                                              person or represented by a proxy
                                              and entitled to vote on such
                                              matter or (B) more than 50% of the
                                              shares entitled to vote on such
                                              matter.  In addition, in certain
                                              circumstances, the Board may take
                                              action without shareholder
                                              approval.

Limitation on Liability................       The Company's Operating Agreement
                                              will provide that, except as
                                              otherwise provided by law, none of
                                              the Directors or the officers of
                                              the Company shall be liable,
                                              responsible or accountable in
                                              damages or otherwise to the
                                              Company or any member of the
                                              Company ("Member") for any loss,
                                              liability, damage, settlement,
                                              costs or other expense (including
                                              reasonable attorneys' fees)
                                              incurred by reason of any act or
                                              omission or any alleged act or
                                              omission performed or omitted by
                                              such person in connection with the
                                              establishment, management or
                                              operations of the Company or the
                                              management of the Company
                                              Investments (including in
                                              connection with serving on
                                              creditors' committees and boards
                                              of directors for companies in the
                                              Company Investments portfolio)
                                              unless such act or failure to act
                                              arises out of the bad faith,
                                              willful misfeasance, gross
                                              negligence or reckless disregard
                                              of such person's duty to the
                                              Company  (such conduct, "Disabling
                                              Conduct").  The Company will agree
                                              to exculpate the Investment
                                              Manager and the Placement Agent
                                              and their respective affiliates,
                                              officers, directors, members,
                                              managers, employees, stockholders,
                                              assigns, representatives or agents
                                              from liability under certain
                                              circumstances. Nothing contained
                                              in the Operating Agreement will be
                                              deemed to be a waiver of any
                                              rights an investor may have under
                                              Federal or state securities or
                                              other laws.

Indemnification........................       To the fullest extent permitted by
                                              law, the Company will indemnify
                                              the Directors and officers of the
                                              Company with respect to any act or
                                              omission described in the above
                                              paragraph as long as (i) such
                                              person's activities do not
                                              constitute Disabling Conduct and
                                              (ii) there has been a
                                              determination (a) by a final
                                              decision on the merits by a court
                                              or other body of competent
                                              jurisdiction before whom the issue
                                              of entitlement to indemnification
                                              was brought that such indemnitee
                                              is entitled to indemnification or,
                                              (b) in the absence of such a
                                              decision, by (1) a majority vote
                                              of a quorum of those Directors who
                                              are not "interested persons" (as
                                              defined in Section 2(a)(19) of the
                                              Investment Company Act) of the
                                              Indemnified Person or parties to
                                              the proceeding, that the
                                              indemnitee is entitled to
                                              indemnification, or (2) if such
                                              quorum is not obtainable (or even
                                              if obtainable, if such majority so
                                              directs), independent legal
                                              counsel that concludes that the
                                              Indemnified Person should be
                                              entitled to indemnification.  The
                                              Company will agree to indemnify
                                              the Investment Manager and the
                                              Placement Agent and their
                                              respective affiliates, officers,
                                              directors, members, managers,
                                              employees, stockholders, assigns,
                                              representatives or agents for
                                              certain losses under certain
                                              circumstances.  A successful claim
                                              for indemnification could reduce
                                              the Company's assets available for
                                              distribution to the holders of the
                                              Common Shares.
Transactions with
Related Parties........................       Under current SEC regulations, the
                                              Company is prohibited from
                                              co-investing with any unregistered
                                              fund or account managed now or in
                                              the future by the Investment
                                              Manager or any of its affiliates
                                              (the "Unregistered Funds") in
                                              certain private placements in
                                              which the Investment Manager
                                              negotiates non-pricing terms.
                                              The Company and the Investment
                                              Manager intend to apply to the SEC
                                              for an exemption from such
                                              regulations.  The Company believes
                                              it will be able to obtain such
                                              relief.  If such relief is not
                                              obtained, the Investment Manager
                                              will seek to implement policies
                                              that would allow the Company to
                                              co-invest with the Unregistered
                                              Funds in private placements to the
                                              maximum extent possible in
                                              accordance with the Investment
                                              Company Act, current SEC
                                              interpretations and other
                                              applicable requirements. In such
                                              event, the Investment Manager may
                                              be required to allocate some
                                              covered investments solely to the
                                              Company and others solely to the
                                              Unregistered Funds.  Although the
                                              Company does not anticipate that
                                              this would have a material adverse
                                              effect on the Company, it could
                                              have an adverse effect on the
                                              speed at which the Company is able
                                              to invest its assets and on the
                                              performance of the Company.

                                              The Investment Manager and its
                                              affiliates may spend substantial
                                              time on other business activities,
                                              including investment management
                                              and advisory activities for
                                              entities with the same or
                                              overlapping investment objectives,
                                              investing for their own account
                                              with the Company or any investor
                                              in the Company, financial advisory
                                              services (including services for
                                              entities in which the Company
                                              invests), and acting as directors,
                                              officers, creditor committee
                                              members or in similar capacities.
                                              Subject to the requirements of the
                                              Investment Company Act, the
                                              Investment Manager and its
                                              affiliates and associates intend
                                              to engage in such activities and
                                              may receive compensation from
                                              third parties for their services.
                                              Subject to the same requirements,
                                              such compensation may be payable
                                              by entities in which the Company
                                              invests in connection with actual
                                              or contemplated investments and
                                              the Investment Manager may
                                              receive fees and other
                                              compensation in connection with
                                              structuring Company Investments
                                              which may be shared with such
                                              other entities.

Conflicts..............................       The Company may experience
                                              conflicts of interest arising out
                                              of the overall investment activity
                                              of the Investment Manager and its
                                              affiliates.  See "Risk Factors--
                                              The interests of the Investment
                                              Manager, the Placement Agent and
                                              their affiliates may conflict with
                                              the interests of holders of the
                                              Common Shares."

Regulated Investment Company...........       The Company will elect to be
                                              treated as a regulated investment
                                              company ("RIC") for U.S. federal
                                              income tax purposes.  The Company
                                              therefore should not be taxed on
                                              its income to the extent that it
                                              distributes such income as
                                              deductible dividends each year and
                                              satisfies other applicable income
                                              tax requirements.  Further, the
                                              portion of the Company's income
                                              attributable to investments
                                              financed through borrowings should
                                              not be taxable to U.S. tax-exempt
                                              investors as unrelated business
                                              taxable income.  Additionally, as
                                              shareholders of a corporation for
                                              U.S. federal income tax purposes,
                                              non-U.S. investors should
                                              generally not be treated for U.S.
                                              federal income tax purposes as
                                              being engaged in a trade or
                                              business in the U.S. solely as a
                                              result of investing in the
                                              Company, regardless of whether the
                                              Company conducts any loan
                                              origination activities.  See
                                              "Certain U.S. Federal Income Tax
                                              Aspects of an Investment in the
                                              Company."

Insurance Agreement....................       The Company will enter into the
                                              Insurance Agreement, which will
                                              provide, among other things, for
                                              certain covenants, as well as
                                              other obligations and restrictions
                                              imposed on the Company by the
                                              Credit Enhancer. In connection
                                              with the Insurance Agreement, the
                                              Company will pay insurance
                                              premiums to the Credit Enhancer
                                              equal to 30 basis points per annum
                                              on the outstanding Term Preferred
                                              Shares as well as unissued share
                                              fees of 10 basis points per annum
                                              on unissued Term Preferred Shares.

Tax Considerations.....................       See "Certain U.S. Federal Income
                                              Tax Aspects of an Investment in
                                              the Company."

ERISA..................................       The Company is expected to be
                                              registered as a nondiversified,
                                              closed-end management investment
                                              company under the Investment
                                              Company Act.  As such, the assets
                                              of the Company will not be treated
                                              as assets of investors subject to
                                              the Employee Retirement Income
                                              Security Act of 1974, as amended
                                              ("ERISA").  See "Benefit Plan
                                              Investor Considerations."

Risk Factors and Special                      An investment in the Company
Considerations.........................       involves risks and special
                                              considerations, which are
                                              discussed under the heading
                                              "Risk Factors."

Custodian..............................       JP Morgan Chase & Co., National
                                              Association, will serve as
                                              custodian for the Company, and in
                                              such capacity, will maintain
                                              certain financial and accounting
                                              books and records pursuant to an
                                              agreement with the Company.  In
                                              addition, Goldman, Sachs & Co.
                                              will serve as a sub-custodian for
                                              certain Short Sale Transactions
                                              for the Company.

Auditors...............................       PricewaterhouseCoopers LLP will
                                              serve as the independent auditors
                                              of the Company.

Counsel................................       Jones Day serves or has served as
                                              counsel to the Company and the
                                              Placement Agent.  Arnold & Porter
                                              LLP serves or has served as
                                              counsel to the Investment Manager
                                              and certain of its affiliates.  No
                                              attorney-client relationship
                                              exists between either Jones Day or
                                              Arnold & Porter LLP and any
                                              investor solely as a result of
                                              such investor's investment in the
                                              Company.  Each potential investor
                                              should consult its own legal, tax
                                              and other advisors in connection
                                              with an investment in the Company.

Book Entry; Form of Security...........       The Common Shares will initially
                                              be issued in the form of a Global
                                              Security to be deposited with JP
                                              Morgan Chase Bank, National
                                              Association, as custodian for DTC
                                              and Clearstream Banking
                                              Luxembourg, S.A., a corporation
                                              organized under the laws of the
                                              Grand Duchy of Luxembourg
                                              ("Clearstream") or its nominee.
                                              Any holder may request a physical
                                              security be issued to it.

                                              Holders that are not "qualified
                                              institutional buyers," as that
                                              term is defined in Rule 144A(a)
                                              promulgated under the Securities
                                              Act, will not be permitted to hold
                                              their Common Shares through a
                                              Global Security and will instead
                                              be required to hold physical
                                              securities representing their
                                              Common Shares. Interests in the
                                              Common Shares may not be
                                              transferred through
                                              DTC/Clearstream or its nominee in
                                              a transaction unless the proposed
                                              transferee is a "qualified
                                              institutional buyer" and the
                                              aggregate price of the Common
                                              Shares proposed to be purchased
                                              and sold in such transaction is
                                              equal to or greater than $1.0
                                              million. If the proposed
                                              transferee is not such a
                                              "qualified institutional buyer,"
                                              or if the aggregate price of the
                                              Common Shares proposed to be
                                              purchased and sold in such
                                              transaction is less
                                              than $1.0 million, the transferee
                                              will receive physical certificates
                                              representing the transferred
                                              Common Shares.

Feeder Funds...........................       The Placement Agent may raise
                                              additional funds for investment
                                              from investors outside the United
                                              States by offering and selling
                                              shares of the Feeder Funds.

                                   MANAGEMENT

THE INVESTMENT MANAGER

         York is a New York limited liability company which was formed on April 15, 2005. It serves as the Investment Manager for the Company. Its controlling principals are James G. Dinan and Daniel A. Schwartz, who directly or indirectly control York as well as York Capital and its affiliates. York may, and intends to, delegate or assign certain of its administrative duties with respect to the Company to its affiliate, JGD Management Corp., or any other affiliate of York or its principals, subject to the supervision of York, and pay all or a portion of its Management Fees to such delegate or assignee in connection therewith.

         Key members of the management team at York Capital include the following individuals:

         JAMES G. DINAN. Mr. Dinan founded York Capital in September 1991 and is the Chief Executive Officer of York Capital and a managing member of the managing partner of York Capital. From 1985 to 1991, Mr. Dinan worked at Kellner, DiLeo & Co., where he became a general partner and was responsible for investing in risk arbitrage and special situation investments, including distressed securities, high yield bonds and short selling. From 1981 to 1983, Mr. Dinan was a member of the Investment Banking Group of Donaldson, Lufkin & Jenrette, where he was involved in a broad range of corporate finance and merger and acquisition activities. Mr. Dinan received a B.S. in Economics, summa cum laude, from the Wharton School of the University of Pennsylvania and an M.B.A. from the Harvard Business School.

         DANIEL A. SCHWARTZ. Mr. Schwartz joined York Capital in March 1993 and is a Senior Managing Director of York Capital, the Chief Investment Officer of York Capital, and a managing member of the managing partner of York Capital. From July 1990 to March 1993, he was an Associate at Morgan Stanley & Co., Inc., spending two years in the Investment Banking Division, and then was a member of the Global Equity Derivatives Department. Mr. Schwartz received a B.A., magna cum laude, from Yeshiva University and an M.S. in Industrial Engineering from Columbia University.

         JEFFREY A. WEBER. Mr. Weber joined York Capital in October 2004 and is the President of York Capital and a member of the managing partner of York Capital. From 1992 to 2004, he managed William A.M. Burden & Co., L.P., most recently as its President and Chief Executive Officer. From 1990 to 1992, he was an Associate at Chemical Venture Partners, the venture capital and leveraged buyout arm of Chemical Bank. From 1986 to 1988, Mr. Weber was a member of the Corporate Finance Department of Drexel Burnham Lambert Incorporated. Mr. Weber currently serves on the Board of Directors of iStar Financial Inc. Mr. Weber received a B.A. in History of Ideas, cum laude, from Williams College and an M.B.A. from the Harvard Business School.

         ALAN H. COHEN. Mr. Cohen joined York Capital in March 1998 and is a Senior Managing Director and a member of the managing partner of York Capital. From 1996 to 1998, he was Vice President and an Analyst for Franklin Mutual Advisers. From 1994 to 1996, he was Director of High Yield Trading at Smith Barney. From 1991 to 1994, Mr. Cohen traded high yield and distressed bonds at Donaldson, Lufkin & Jenrette. From 1986 to 1991, he analyzed and traded high yield bonds at Goldman Sachs & Co. Mr. Cohen received a B.S. in Economics

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from the Massachusetts Institute of Technology and an M.B.A. from the Harvard
Business School.

         CHRISTOPHE AURAND. Mr. Aurand joined York Capital in July 2001 and is a Managing Director of York Capital and the Chief Executive Officer of York Capital Management UK Advisors Limited (York Capital's UK subsidiary). Prior to joining York Capital, he worked as a Senior Fund Manager for Taiyo Life Gamma Asset Management, and worked as an Options Trader in Tokyo for Credit Commercial de France. Mr. Aurand studied International Finance and Financial Markets at Ecole Superieure de Commerce de Reims in Reims, France, and received an M.B.A. with Honors from the Wharton School of the University of Pennsylvania.

         ERIC J. EDIDIN. Mr. Edidin joined York Capital in June 2001 and is a Managing Director. Prior to joining York Capital, he worked at Etrana as a Vice President and Founding Team Member. Prior to that, he worked at The Blackstone Group as an Associate in the private investment bank's Restructuring Advisory Team, and at Morgan Stanley Dean Witter Capital Partners as an Associate in Global Investments. Mr. Edidin received a B.B.A. in Business Administration with highest distinction from the University of Michigan and an M.B.A. from the Harvard Business School.

         WILLIAM C. VRATTOS. Mr. Vrattos joined York Capital in January 2002 and is a Managing Director. Prior to joining York Capital, he worked at Georgica Advisors as a Portfolio Manager specializing in media and communications equities and distressed securities. Before that, he worked at Morgan Stanley as an investment banker. Mr. Vrattos received a B.A. in English, cum laude, from Dartmouth College and an M.B.A. from the Harvard Business School.

         MICHAEL Y. WEINBERGER. Mr. Weinberger joined York Capital in July 2000 and is a Managing Director. Prior to joining York Capital, he worked at Lehman Brothers as an investment banker. He received a B.S. in Finance, summa cum laude, from the Wharton School of the University of Pennsylvania and an M.B.A. from the Harvard Business School with High Distinction.

         DANIEL M. DAUBER. Mr. Dauber joined York in May 1997 and is a Managing Director. Prior to joining York Capital, he worked at Goldman Sachs & Co. as an investment banker and equity research analyst. Mr. Dauber received a B.A. in Economics from Columbia University.

         JEANNE L. MANISCHEWITZ. Ms. Manischewitz joined York Capital in March 2005 and is a Senior Vice President of York Capital. Previously, she was a Senior Credit Analyst and Trader at Moore Capital Advisors LLC. Prior thereto, she was a Distressed Credit Analyst at Halcyon Partnerships and, prior to that, she was investment banker at Salomon Smith Barney. Ms. Manischewitz received a B.A. in Philosophy from Princeton University.

         ALEXANDER M. KLABIN. Mr. Klabin joined York Capital in August 2003 and is a Vice President. Prior to joining York Capital, he was a Distressed Debt Research Analyst and private equity professional at Quadrangle Group LLC. Prior to Quadrangle, he was an investment banker in the Mergers & Acquisitions Department at Goldman, Sachs & Co. Mr. Klabin received a B.A. in English Literature from Princeton University.

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         DOUGLAS N. SILVERMAN.  Mr. Silverman joined York Capital in May 2002 and is a Senior Vice President, focusing on equity and distressed debt investments. Prior to joining York Capital, Mr. Silverman worked as an investment banker in the Global Leveraged Finance Group at Merrill Lynch.
Mr. Silverman received his B.A. in Economics, cum laude, from Princeton University.

         JEREMY BLANK. Mr. Blank joined York Capital in March 2005 and is a Vice President. Previously, Mr. Blank was a Vice President and a Senior Distressed Debt Trader at Morgan Stanley. Prior to that, Mr. Blank worked as a Distressed Credit Analyst and as an investment banker at Morgan Stanley.
Mr. Blank received a B.S. in Finance and an A.A. in Bible from Yeshiva
University.

         ADAM J. SEMLER. Mr. Semler joined York Capital in November 1995 and is the Chief Financial Officer and member of the managing partner of York Capital. From November 1994 to October 1995, he was a Senior Accountant for Granite Capital International Group. For two years prior thereto, he worked as a Senior Accountant at Goldstein, Golub, Kessler & Co., where he specialized in the financial services area. Mr. Semler received a B.B.A. from Emory University and is a Certified Public Accountant.

         BROOKE S. PARISH. Mr. Parish joined York Capital in May 2003 and is a Managing Director. Prior thereto he worked at Lazard Asset Management in New York. Previously, Mr. Parish helped form an alternative investment firm in San Francisco. He also spent seven years with Bessemer Trust where he managed the alternative asset management group in New York. Mr. Parish received a B.A. in History from Hobart College.

         MARTIN M. GOLDBERG. Mr. Goldberg joined York Capital in October 2003 and is a Senior Vice President. Prior thereto, he was a Vice President, Corporate and Investment Banking Division at Deutsche Bank. Previously, he worked at Debevoise & Plimpton as a corporate lawyer specializing in the Investment Management Group. Mr. Goldberg received a B.A. in Political Science, summa cum laude, from Yeshiva University and a J.D., cum laude, from New York University School of Law.

         LAWRENCE F. JONES. Mr. Jones joined York Capital in January 2005 and is a Senior Vice President at York Capital, focusing on marketing and client service. Prior to joining York Capital, Mr. Jones was a Client Portfolio Manager at Lord, Abbett & Co. Previously, he worked at Lazard Asset Management, as a Global Fixed Income Portfolio Manager and as a Senior Vice President, Global Equities. Mr. Jones received his B.S. in Economics from Lehigh University and his M.B.A. from New York University, Leonard N. Stern School of Business.

         MARK D. SCHEIN. Mr. Schein joined York Capital in January 2005 and is a Senior Vice President and Chief Compliance Officer at York Capital. Prior to joining York Capital, he spent three years at U.S. Trust Company and Schwab Capital Markets where he was Director of Broker-Dealer Compliance and Director of Anti-Money Laundering, respectively. Previously, he worked for six years as an Assistant District Attorney in Bronx County and five years as a trial counsel in the New York Stock Exchange's Enforcement Division. Mr. Schein received his B.A. in Economics and American Studies from Williams College and a J.D. from Vanderbilt Law School.

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         EDWARD R. ZATORSKI.  Mr. Zatorski joined York Capital in January 1996 and is a Managing Director and head of trading. From November 1994 to December 1995, he was an equity sales trader for Oakes, Fitzwilliams, L.P., an investment banking firm. For ten years prior thereto, he worked as an equity sales trader for Miller Tabak Hirsch & Co. Mr. Zatorski received a B.S. in Accounting from St. Francis College.

INVESTMENT MANAGER RELATIONSHIP

         Under the Investment Company Act, holders of a majority of the voting securities of the Company outstanding at the time can direct the Company at any time to terminate the Investment Manager on 60 days' notice.

         In addition, in order to protect the Company against risks associated with the loss of key personnel, the Investment Management Agreement will incorporate the following key personnel provisions. Upon the death, incapacity or departure from the Investment Manager of both James G. Dinan and Daniel A. Schwartz, the Investment Manager will promptly notify the holders of the Common Shares, the holders of the Term Preferred Shares and holders of the Notes in such event. Upon the occurrence of such an event, the Investment Manager may be replaced if the consent to do so has been obtained from any of the following three groups: (i) the holders of a majority of the then-outstanding Common Shares and Preferred Shares, voting together as a single class, and (ii) the holders of a majority of the aggregate amount of indebtedness then outstanding under the Indenture.

         After the first two years, the Investment Management Agreement will terminate unless its continuance is specifically approved at least annually by both (i) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Company at the time outstanding and entitled to vote, and (ii) the vote of a majority of the Directors who are not parties to the Investment Management Agreement or interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement may also be terminated by the Company at any time upon giving the Investment Manager 60 days' notice, provided that such termination by the Company must be directed or approved by a majority of the Directors in office at the time or by the holders of a majority of the voting securities of the Company at the time outstanding and entitled to vote. The Investment Management Agreement may also be terminated by the Investment Manager on 60 days' written notice. The Investment Management Agreement will also immediately terminate in the event of its assignment. As used in this paragraph, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms as in the Investment Company Act.

BOARD OF DIRECTORS AND OFFICERS

         The Board of Directors will set broad policies for the Company, and the Investment Manager will manage the day-to-day operations of the Company, subject to the oversight of the Board of Directors. The Board of Directors will initially consist of four persons, at least three of whom will be independent for purposes of the Investment Company Act. If the Company has preferred shares outstanding, the holders of such preferred shares voting separately as a class will be entitled to elect at least two of the Company's Directors. The remaining Directors of the

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Company will be subject to election by holders of Common Shares and Preferred
Shares voting together as a single class.

         Each Director (other than any Director who is an "affiliated person" of the Investment Manager) will receive the following amounts for serving as a
Director: (i) $50,000 per year, (ii) $10,000 per physical meeting of the Board of Directors and (iii) $2,500 per telephonic meeting of the Board of Directors. In addition, the Chair of each the Board of Directors and the Audit Committee will be paid an additional $5,000 per year. The Company also pays each Director (whether or not such person is an "affiliated person" of the Company or the Investment Manager) for all reasonable out-of-pocket expenses incurred by the Director in attending each meeting.

         The Board of Directors will initially be comprised of Jeffrey A. Weber, the President of York Capital, and three independent Directors, Robert E. Joyal, Newton P.S. Merrill and Robert I. Choi:

         JEFFREY A. WEBER. See Mr. Weber's biography set forth in "--The Investment Manager."

         ROBERT E. JOYAL. Mr. Joyal is currently retired. From 2004 to 2005, he was a director of First Israel Turnaround Enterprise. From 2003 to 2005, he was a trustee of MassMutual Select Funds, MML Series Investment Fund, MassMutual Corporate Investors and MassMutual Participation Investors and a director of Pemco Aviation Group, an aircraft overhaul company. From 2001 to 2005, he was a director of FIMI Opporunity Fund. From 2001 to 2003, he was president of Babson Capital Management. From 1999 to 2003, he was president of MassMutual Corporate Investors and MassMutual Participation Investors. From 1997 to 2005, he was a director of First Israel Mezzanine Investors. From 1996 to 2005, he was a director of Antares Capital Corp.

         NEWTON P.S. MERRILL. Mr. Merrill is currently retired. From 1994 to 2003, he was a Senior Executive Vice President of The Bank of New York in the Banking Division. In addition, Mr. Merrill currently serves on the Board of Directors of BNY Hamilton Funds, which are mutual funds affiliated with The Bank of New York.

         ROBERT I. CHOI. Mr. Choi is currently the managing partner of The Heritage Group, a family company. From 1997 to 2004, Mr. Choi was a managing director for Orion Capital Partners, a fund of funds and a hedge fund.

         Mr. Weber will not receive compensation as a Director of the Company.

INVESTMENT COMMITTEE

         The Investment Committee will initially be comprised of James G. Dinan, the Chief Executive Officer of York Capital, Daniel A. Schwartz, the Chief Investment Officer of York Capital, and Alan H. Cohen, a Senior Managing Director of York Capital. The number of members of the Investment Committee is subject to increase or decrease in the sole and absolute discretion of the Investment Manager. Other investment professionals of York Capital may participate in Investment Committee meetings on a regular basis. The Investment Committee

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will review and discuss the purchase and sale of all Company Investments. Any purchase or sale of any Company Investment must be approved in advance by one member of the Investment Committee.

         The members of the management team at York Capital bring an average of 15 years of experience to the Company, with extensive expertise in credit products, event equities, value equities and risk arbitrage investment strategies. York Capital has been managing investments for over 13 years, with an event-driven investment style, a focus on capital preservation, and a consistent record of performance.

         The members of the Investment Committee have long-term working relationships with leading investment professionals in the financial community, investment bankers, restructuring professionals, bankruptcy and other attorneys, senior lenders, high yield bond specialists, research analysts, accountants, senior company management teams, and other financial and operating professionals, which are expected to facilitate both deal flow and due diligence. York Capital's strong relationships with other investors and Wall Street banks creates access to valuable investment opportunities and this extensive network has been a valuable source of transactions and information in the past and are expected to continue to provide future opportunities. In addition, the members of the Investment Committee have relationships with other investors, including insurance companies, bond funds, mezzanine funds and other funds which invest in assets similar to those to be acquired as Company Investments.

CUSTODIAN

         JP Morgan Chase Bank, National Association, with a place of business at 600 Travis Street, 50th Floor, Houston, Texas 77002, Attn: York Enhanced Strategies Fund, LLC, will serve as custodian for the Company (the "Custodian"), and in such capacity, will maintain certain financial and accounting books and records pursuant to agreements with the Company. Goldman, Sachs & Co. will serve as a sub-custodian with respect to certain short sale transactions.

AUDITORS

         PricewaterhouseCoopers LLP, with a place of business at 125 High Street, Boston, Massachusetts 02110, will serve as the independent auditors of the Company.

AUDIT COMMITTEE

         The Company will establish an Audit Committee, comprised of all of the independent Directors. The Audit Committee is charged with providing informed, vigilant and effective oversight of the Company's financial reporting processes and the internal controls that protect the integrity of the reporting process.

INDEMNIFICATION AND LIMITATION OF LIABILITY

         The Operating Agreement will also provide that, to the fullest extent permitted by law, that none of the Directors or officers of the Company (the "Indemnified Persons") shall be liable, responsible or accountable in damages or otherwise to the Company or any Member for any loss,

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liability, damage, settlement, costs, or other expense (including reasonable attorneys' fees) incurred by reason of any act or omission or any alleged act or omission performed or omitted by such person, in connection with the establishment, management or operations of the Company or the Company Investments (including in connection with serving on creditors' committees and boards of directors for companies in the Company Investments portfolio) unless such act or failure to act arises out of Disabling Conduct. The Company will agree to exculpate the Investment Manager and the Placement Agent and their respective affiliates, officers, directors, members, managers, employees, stockholders, assigns, representatives or agents from liability under certain circumstances. Nothing contained in the Operating Agreement will be deemed to be a waiver of any rights an investor may have under Federal or state securities or other laws.

         The Operating Agreement will also provide that the Company will indemnify the Indemnified Persons with respect to any act or omission described above as long as (i) such person's activities do not constitute Disabling Conduct and (ii) there has been a determination (a) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification was brought that such indemnitee is entitled to indemnification or, (b) in the absence of such a decision, by (1) a majority vote of a quorum of those Directors who are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act) of the Indemnified Person (the "Disinterested Non-Party Directors"), that the indemnitee is entitled to indemnification, or (2) if such quorum is not obtainable (or even if obtainable, if such majority so directs), upon receipt by the Company of a written opinion of independent legal counsel that concludes that the Indemnified Person should be entitled to indemnification.

         All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made as follows. The Company shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought if the Company receives a written affirmation by the Indemnified Person of the Indemnified Person's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Company if a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification is subsequently brought determines that such Indemnified Person is not entitled to such indemnification. In addition, at least one of the following conditions must be met: (i) the Indemnified Person shall provide adequate security for the undertaking, (ii) the Company shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Directors, or if a majority vote of such quorum so directs, independent legal counsel in a written opinion, shall have concluded, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnified Person ultimately will be found entitled to indemnification. The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or in the future acquire under the Operating Agreement, any statute, agreement, vote of the shareholders of the Company or Directors who are "disinterested persons" (as defined in Section 2(a)(19) of the Investment Company Act) or any other right to which he or she may be lawfully entitled.

         Subject to any limitations provided by the Investment Company Act and the Operating Agreement, the Company shall have the power and authority to indemnify and provide for the

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advance payment of expenses to directors, officers, employees, agents and other persons providing services to the Company or serving in any capacity at the request of the Company, provided that such indemnification has been approved by a majority of the Directors or, with respect to agreements to which the Investment Manager is not a party, by the Investment Manager.

         A successful claim for indemnification could reduce the Company's assets available for distribution to the Company's security holders.

                              INVESTMENT PROGRAM

INTRODUCTION

         The Company will be an actively managed, nondiversified closed-end registered management investment company that will pursue investment opportunities in Mezzanine Investments and High Yield Debt, Distressed Debt, Bank Loans and Equity Securities of all kinds, certain of which are expected to include contractual provisions and equity participations intended to increase overall returns. It has been the experience of the Investment Manager that investments in some of these asset classes have not been correlated directly to the results of either the stock market or the bond market. The Company may also structure, negotiate, and originate loans and other investment transactions and may engage in various transactions in short sales, futures, forward contracts, swaps and other derivatives and instruments to manage or hedge interest rate, currency exchange, industry, equity and other risks.

         One of York Capital's objectives has been, and an objective of the Investment Committee will be, to obtain high risk-adjusted total returns while preserving capital. The Investment Manager will focus some of the Company's investment activities on securities and other investments that are not rated or, if rated, are primarily rated (publicly or privately) below investment-grade. The Investment Committee will employ a high degree of flexibility in making Company Investments as they relate to (i) senior or subordinated debt, (ii) different classes of equity interests, (iii) the relationship and relative size of the Company's debt and equity securities, and (iv) current versus deferred return securities.

         The Investment Committee intends to utilize the same macroeconomic and industry analysis together with a bottom-up investment strategy that has proven successful for York Capital in the past. York Capital determines if the marketplace is appropriately discounting the effect of a corporate event, considering the risk and reward, relative value compared to absolute value, and the likelihood that certain events will occur. The Investment Committee will seek investments in companies which it believes to have compelling risk-adjusted returns. The Company Investments will be managed using a comprehensive, risk-based investment valuation analysis and York's due diligence process. In addition, the Company may obtain the contractual right to participate in, advise or influence the management of its portfolio investments.

         This strategy is built upon an investment philosophy that enables York Capital to use numerous relationships, industry trends, credit event analyses, liquidity analyses and fundamental analyses to look for an event that either has altered or will alter the status quo for the company or sector being analyzed. York Capital's goal is to determine the appropriate entry and exit strategies to unlock value in the market. York Capital's approach to event-driven

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investing is opportunistic, and it builds portfolios in response to market conditions. York Capital utilizes an all-season investment style, where its strategy relies not on the cycle in any particular industry, but rather on the ever-present existence of corporate change.

         York Capital employs disciplined risk management techniques in an attempt to minimize losses by managing position sizes to allocate capital according to risk/reward profiles and liquidity objectives. In addition, York Capital takes advantage of high diversification and the use of moderate leverage. Historically, York Capital's returns have been generally uncorrelated with the major market indices. York Capital is opportunistic in its hedging of systematic risk.

         The Company will seek to invest its assets so as to qualify for U.S. federal income tax treatment as a RIC and to satisfy other applicable requirements. See "Certain U.S. Federal Income Tax Aspects of an Investment in the Company--Taxation of Company as a RIC." Accordingly, this will require, among other things, that at the end of each quarter, subject to certain exceptions, (1) no more than 20% of the value of the Company's consolidated gross assets are invested in the securities of any single issuer or affiliated issuers, and (2) no more than 50% of the value of the Company's consolidated gross assets are invested in the securities of issuers representing, in the case of any single issuer, more than 5% of the Company's consolidated gross assets, or more than 10% of that issuer's voting securities. The Investment Manager expects to have greater diversification than is required when fully invested as a result of both the investment strategy and advance rate constraints.

TYPES OF INVESTMENTS

         The Investment Manager plans to diversify by issuer, industry and Asset Group to manage risk and minimize exposure to investment losses within the guidelines described in Appendix C and Appendix D. It is the intention of the Company that, when fully invested, the Company will hold a portfolio comprised of Mezzanine Investments and High Yield Debt (approximately 30%), Distressed Debt (approximately 30%), Bank Loans (approximately 20%), and Equity Securities (approximately 20%) of all kinds, each of which is described below. The Company's actual investment in any such Asset Group may vary significantly from time to time based on certain factors including, without limitation, the commencement of investment activities, available investment opportunities, market conditions and the performance of the Company's investments.

         Mezzanine Investments and High Yield Debt. "Mezzanine Investments" consist of (i) debt securities of an issuer (including convertible debt securities) that (A) are subordinated to other debt of such issuer and (B) may be issued with equity participation features such as convertibility, senior equity securities, common stock or warrants or (ii) preferred stock that is issued in connection with leveraged transactions, such as management buyouts, acquisitions, refinancings, recapitalizations and later stage growth capital financings. "High Yield Debt" generally consists of debt securities (including convertible debt securities) that are generally rated below "Baa3" by Moody's or "BBB-" by S&P or Fitch and, in each case, (a) have been issued pursuant to a public registration, Rule 144A, or as a private placement, and (b) are not cash equivalents, bank loans, or mezzanine investments. However, it may also include debt rated above such levels that has fallen in price.

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         Distressed Debt. "Distressed Debt" consists of debt securities and bank loans that are, in the Investment Manager's reasonable business judgment, impaired in fundamental ways due to credit, liquidity, interest rate or other issues, that may not be performing or may be in default, and that are generally trading at a substantial discount to par. Distressed securities are securities of companies that are experiencing financial or operating difficulties and that are in the process of emerging from such problems through debt restructuring, Chapter 11 reorganization or liquidation. The issuers of distressed securities may be involved in various stages of bankruptcy. The difficulties of the issuers may have resulted from poor operating results, catastrophic events or excessive leverage.

         Bank Loans. "Bank Loans" consists of loans and participations therein originated by banks and other financial institutions. Bank Loans can include loans of a type generally incurred by borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower's creditworthiness is often judged by the rating agencies to be below investment grade. Bank loans are typically at the senior level of the capital structure, and are often secured by specific collateral. Bank loans include assignments of and participations in performing senior debt obligations that are generally acquired through primary bank syndications and in the secondary market. The bank loans to be acquired by the Company in this Asset Group are likely to be unrated or rated below investment grade.

         Equity Securities. "Equity Securities" of the type in which the Investment Manager intends to invest generally consist of common stock of large, medium- and small-capitalization companies. Equity securities consists of investments in companies that, in the Investment Manager's reasonable business judgment, may soon make an announcement of a strategic nature that could have a material effect on the company's stock price. Such anticipated strategic announcements could include, for example, a company with a vacancy in top management announcing a new management appointment, or, a company that has disclosed it is evaluating strategic alternatives regarding its operations or subsidiaries, such as an acquisition or disposition, an initial public offering, or a spin-off of such operation or subsidiary.

         From time to time the Investment Manager may believe that it has identified a dramatically undervalued situation with the potential for substantial long term gains. If the Investment Manager believes that events in the medium to long term may cause investors to recognize the value of the company, thereby causing the true value of the company's assets to be recognized in the stock price, the Investment Manager may purchase securities of the company. Examples of such situations could include industry consolidations. As a result of structural, regulatory or other dramatic change, many industries undergo periods of rapid consolidation. The Investment Manager evaluates such industry consolidation trends and may purchase or sell securities in companies that may be part of such consolidation, especially if the underlying economic fundamentals of such companies or industries are particularly attractive.

         In addition, in certain situations when the Investment Manager believes a company's securities are particularly overvalued and/or may be the subject of negative news in the near term, the Company may sell the securities of the company short in expectation of covering a short sale at a purchase price lower than that received in the short sale. The profit realized, if any, will be the price differential between the price received from the short sale, and the cost of the securities purchased to cover the short sale. The Company may also use short sales as a hedging technique to enhance the risk profile of the portfolio.

         Selling securities short involves selling securities the Company does not own. In order to make delivery to the purchaser, the Company must borrow securities from a third party lender. The Company subsequently returns the borrowed securities to the lender by delivering to the lender the securities it receives in the transaction or by purchasing securities on the open market. The Company must generally pledge cash with the lender equal to the market price of the borrowed securities. This deposit may be increased or decreased in accordance with changes in the market price of the borrowed securities. During the period in which the securities are borrowed, the lender typically retains the right to receive interest and dividends accruing to the securities. In exchange, in addition to lending the securities, the lender generally pays the Company a fee for the use of the Company's cash. This fee is based on prevailing interest rates, the availability of the particular security for borrowing and other market factors.

         It is the intention of the Company that the Company Investments, when fully funded, will be allocated approximately as set forth in the table below. The value and composition of the Company Investments, however, will vary over time and be affected by, among other things, the availability and prices of desired assets and changing market conditions which, in the opinion of the Investment Manager, warrant a different distribution of the Company Investments.

                          COMPANY'S TARGET ASSET MIX
        Mezzanine Investments and High Yield Debt               30%

        Distressed Debt                                         30%

        Bank Loans                                              20%

        Equity Securities                                       20%

         The "Company's Target Asset Mix" table above represents one possible mix of assets. The actual portfolio composition may differ. As described above in greater detail, the Company's actual investment in any such mix of assets may vary significantly from time to time based on certain factors. See "--Investment Strategy."

         The Company's ability to achieve and maintain its target asset mix will depend, among other things, upon the availability and prices of desired assets. There can be no assurance that the Company will be successful in establishing or maintaining any particular asset mix or that its strategy with respect to asset mix will not change. Additionally, the Company's ability to make certain types of investments will be subject to limitations set forth in the Indenture.

INVESTMENT STRATEGY

         The Investment Manager recognizes that there is considerable pressure to make decisions that are short-term oriented due to the short-term nature of capital commitments and the focus of many investors on short-term performance. The Investment Manager seeks to achieve superior risk-adjusted returns by pursuing both longer- and shorter-term investment opportunities in high-quality companies whose publicly traded securities trade at what is believed by the Investment Manager to be a substantial discount to intrinsic value.

         The Investment Manager believes that market outperformance can be achieved by fundamental analysis combined with an understanding of how corporate events impact a company's valuation. By using the same strategy they have employed for 13 years, the members of the Investment Committee will seek investment opportunities in such areas as:

         o companies with pending or anticipated corporate events that are likely to trigger the market's revaluation of a company;

         o companies with unique or highly value-added products or services, with or without continuing management;

         o out-of-favor companies with visible potential operating cash flows and/or liquidation values;

         o businesses that are understandable, but may have complex legal, operational and financial issues;

         o companies with competitive positions in well-defined market segments or niches;

         o fundamentally sound operating companies with sustainable margins that may have poorly conceived capital structures;

         o companies with experienced, effective management teams with demonstrated track records of success; and/or

         o companies with strong financial and managerial controls and efficient, cost-effective production techniques.

         York Capital employs disciplined risk management techniques in an attempt to minimize losses. York Capital manages position sizes to allocate capital according to risk and reward profiles and liquidity objectives. York Capital historically uses high diversification and moderate leverage in its asset mixes.

         Exploitation of Investment Opportunities. The Investment Manager will seek investment opportunities:

         o where the Investment Manager estimates that the post-restructuring values of special situation investments exceed the current market values of those securities;

         o where the Investment Manager can make significant investments in companies on a basis that may lead to its influencing, directly or indirectly, the restructuring of those companies; and/or

         o where the Investment Manager identifies inefficiencies in the marketplace.

         Flexibility in Making Investments. An element of the Investment Manager's strategy is a willingness to be flexible in making investments. The Investment Manager will have the flexibility to shift the Company Investments among all Asset Groups, thereby allowing it to invest in the opportunities available in the market that it deems most attractive and to manage the total amount of leverage of the Company.

         Performance Consistency. The long-term goal of the Investment Manager is to achieve consistent returns on the Company Investments. Each of the Investment Manager's and York Capital's key objective is capital preservation. Historically, York Capital's returns have been generally uncorrelated with the major market indices.

         Long-Term Investment Orientation. It is expected that the Company generally will hold certain long-term investments in its portfolio for a period of years. The proper timing of investment realizations may be critical to the success of the Company. The Investment Manager will regularly review the Company's investments and related market conditions in an attempt to optimize investment returns. While the Investment Manager will have a long-term outlook, some investments may be liquidated in the short term, and the Investment Manager will have the flexibility to make such decisions.

         Investment Analysis. The fundamental, bottom-up analysis which the members of the Investment Committee will apply with respect to each Company Investment, which may include the following key considerations:

         o Quality of management/sponsor--experience, track record, incentives;

         o    Industry outlook/barriers to entry;

         o    Existence of a corporate event;

         o    Competitive immunity/cost of production;

         o    Vulnerability to recession or commodity cycles;

         o    Visibility of cash flow/extent of free cash flow;

         o Financial flexibility (liquidity, separable and saleable assets) and debt capacity;

         o Statistical/ratio analysis (including liquidation value and industry comparison);

         o    Contingent liabilities (e.g., environmental, litigation);

         o    Strength of financial covenants (e.g., event risk protection);

         o Reference checks--industry experts, customers, suppliers, competitors; and

         o    Absolute and relative valuation.

         Timing Analysis. The Investment Manager believes that one of the key factors in achieving superior returns is timing. The Investment Manager will consider each of the following factors with respect to each Company Investment:

         o    Purchase strategy (analysis of when and how to obtain a position);

         o Exit strategy (analysis of likely exit strategies and timing to exit a position under best and worst case scenarios);

         o Anticipated timing of events such as a restructuring, divestiture of material assets or divisions, improved operating environment/turnaround, addition of a key customer and cost-cutting plans; and

         o    Target holding periods; and

         o    Investment Process.

PROCESS

         The Investment Manager believes that it is unique in its approach to sourcing and analyzing investments. York Capital's investment approach couples fundamental, research-driven financial analysis with an experienced view of market trends, trading strategies and risk mitigation. While York Capital is adept at short-term trading, York Capital's successful credit and value equities strategies are also focused on longer-term value-oriented investing. For example, York Capital's credit group is experienced in taking large and relatively illiquid positions and exerting effective control in situations York Capital finds particularly attractive. York Capital's equities strategy is also highly effective in identifying quality companies undergoing meaningful corporate events and predicting how the market will react to those developments over various time horizons.

         York follows a rigorous investment process before entering into any investment.

----------------------------------------------------------------------------------------------------------------------
IDEA GENERATION         >  IDEA ANALYSIS         >  IDEA REFINEMENT      >  TRADE EXECUTION    >  EXIT
----------------------------------------------------------------------------------------------------------------------
o  Track financial       o Liquidity Analysis     o Identify catalysts/   o Analyze flows/      o  Do not wait for
   events                                           trade timing            volume                 last dollar of
                         o Other credit events                                                     gain
o  Leverage                (covenant analysis)    o Identify risk/        o Adjust position to
   relationships                                    reward of each          manage risk         o  Reevaluate if
                         o Valuation                level of capital                               position not
o  Industry conferences                             structure                                      performing as
                         o Debt capacity                                                           expected
o  Read trade journals                            o Relative vs.
   and industry          o Industry analysis        absolute value
   newsletters
                         o Scenario analysis/
o  Look at bond runs,      decision tree
   question why bond
   trade at new and      o Speak with management
   distressed levels       competitors,
                           customers, and
                           consultants
----------------------------------------------------------------------------------------------------------------------

         Due Diligence Process. The Investment Manager identifies potential investments through fundamental valuation and through its extensive contacts. The Investment Manager's investment process may include a quantitative and qualitative assessment of an issuer's business, an evaluation of management, an analysis of business strategy and industry trends, an in-depth examination of financial results and projections and an assessment of the likely corporate events that may increase the market value of the company. The Investment Manager's due diligence process includes, in many instances, meeting with senior management, tours of plant facilities and discussions with key industry participants and analysts. The Investment Manager's planned due diligence process may include, but is not limited to:

         o Assessment of the outlook for the industry based on discussions with industry participants, industry analysts, suppliers to and customers of the industry and relevant trade group representatives;

         o Discussions with issuer management as to the business outlook, competitive position within the industry and flexibility of capital structure relative to business objectives;

         o Analysis of fundamental asset values and enterprise value of the issuer (absolute value as well as values based on valuation comparisons to other industry participants) to assess the degree to which the investment under consideration has above average downside protection;

         o Review of the issuer's core competencies and competitive advantages and formation of a judgment as to the sustainability of each;

         o Review of any tax, environmental, legal or regulatory contingencies that could negatively impact the issuer's value or ability to continue as a going concern; and

         o Review of the issuer's capitalization, its financial flexibility and debt amortization requirements, including an analysis of the terms and covenants of the issuer's outstanding debt and equity securities.

         o After making Company Investments, the Investment Manager believes that monitoring of financial performance and market developments is critical to successful investment management. Such monitoring will permit the Investment Manager to make investment decisions quickly, should it be required to do so. Accordingly, the Investment Manager will:

         o Hold internal meetings as needed to highlight investment developments; analyze market and financial information from the issuers, news services and brokers to stay abreast of developments with respect to each investment; and monitor new opportunities presented in the market;

         o Review, generally on a weekly basis, potential and existing investments in relation to targeted "buy" and "sell" opportunities; and

         o Review progress on portfolio objectives, and prioritize attendance at industry conferences, seminars and meetings.

         Trading. A key element in maximizing investment returns is buying and selling investments at the best available prices. The Investment Manager has established relationships with a network of broker-dealers in the debt and equity markets. These relationships provide the Investment Manager access to the trading dynamics of existing or potential investments and assist in effectively executing transactions. These relationships may also lead to the early identification of potential investment opportunities.

REALIZATION OF INVESTMENTS

         In addition to payments of principal and interest on Company Investments, the primary ways in which the Company will realize returns are expected to include:

         o Sale of Company Investments in the secondary marketplace, including securities obtained in restructurings;

         o    Sale of Company Investments back to the issuing company; and

         o Exchange of Company Investments for new securities which are subsequently sold by the Company.

CO-INVESTMENT

         The Investment Manager believes that, in certain circumstances, it may be in the best interests of the Company to be able to co-invest with other Unregistered Funds in order to be able to participate in a wider range of transactions. Currently, SEC regulations and interpretations permit registered investment companies, such as the Company, to co-invest with unregistered funds, such as the Unregistered Funds, that are affiliated with the Investment Manager in publicly traded securities and in private placements where (i) the Investment Manager negotiates only the price, interest rate and similar price-related terms of the securities and not matters such as covenants, collateral or management rights and (ii) each relevant account acquires and sells the securities at the same time in pro rata amounts (subject to exceptions approved by compliance personnel after considering the reasons for the requested exception). The Investment Manager and the Company plan to invest in privately placed securities, loans and other assets in which the Investment Manager and its affiliates do not participate in the negotiation of terms other than pricing pursuant to the terms and conditions described in certain no-action letters issued by the SEC Staff. These terms and conditions include the following:

                  The process is subject to review by an allocation committee. The portfolio manager of an investment company is required to review the company's investment objectives and restrictions, cash position and other objective criteria and determine whether a purchase or a sale is appropriate for that investment company, and not to engage in an aggregated transaction on behalf of an investment company unless consistent with the investment manager's best execution and other duties to the investment company, and produce allocation statements for each aggregated transaction before or at the time that the order is placed that describes how the investment or proceeds will be allocated among participants. If available amounts of the security are insufficient to fill a purchase or sale of all participating accounts, the orders will be filled as a pro rata portion of the allocation statements. An order may be filled on a basis different from that specified in the allocation statement or pro rata only if all participants receive fair treatment, and the reason for the deviation is recorded promptly and approved by a member of the allocation committee at or prior to settlement. No fund or account participating in an aggregated transaction may be favored over any other fund or account, and each will participate at the same unit price. Transaction costs and expenses, and any fees received, must be shared by the participating funds and accounts on a pro rata basis according to the amount of their participation.

         However, current SEC regulations and interpretations do not permit co-investment in private placements where the Investment Manager negotiates non-pricing terms such as covenants, collateral and management rights. The Company, the Investment Manager and its related companies intend to apply for an exemption from these regulations. There are no assurances that the SEC will grant the request. Before an exemptive order is obtained, it is expected that the Company may choose to invest in privately placed securities, loans and other assets in which the Investment Manager or its affiliates participate in negotiation of terms, but not along-side other funds or accounts managed by the Investment Manager or its affiliates. This will result in allocation of different private investment opportunities either to the Company or instead to other funds or accounts managed by Investment Manager and its affiliates unless and if an exemptive order is obtained.

         The exemptive relief for which the Company, the Investment Manager and its related companies intend to apply would permit the Company to co-invest in these privately negotiated transactions with Unregistered Funds managed by the Investment Manager and its affiliates in the following circumstances. The Company, the Investment Manager and its related companies intend to apply for exemptive relief so that, among other things, each time the Investment Manager proposes that an unregistered account acquire private placement securities that are suitable for the Company, the Investment Manager would be required to offer to the Company a pro rata amount of such securities (based on amounts available for investment by the Company and the unregistered accounts that the Investment Manager believes should invest in such securities) in accordance with exemptive relief previously granted by the SEC. In addition, the exemptive relief would enable the Company's independent Directors to review the proposed transaction and authorize co-investment by the Company on terms that the independent Directors find appropriate. These terms would be provided for in the exemptive relief granted, which may include, among other things: (i) the transaction is consistent with the Company's investment objectives and policies; (ii) the terms of co-investment are fair to the Company and its shareholders and do not involve overreaching; and (iii) participation by the Company would not disadvantage the Company or be on a basis different from or less advantageous than that of the Unregistered Funds. The independent Directors may also approve a lower amount or determine that the Company should not invest. In general, except as set forth in the exemptive order, follow-on investments and disposition opportunities must be made available on a pro rata basis and no co-investment (other than permitted follow-on investments) is permitted where the Company, on the one hand, or Unregistered Funds advised by the Investment Manager or an affiliate, on the other hand, already holds securities of the issuer.

         If the Company, the Investment Manager and its related companies do not obtain an exemptive order, the Investment Manager will seek to implement policies that would allow the Company to co-invest with the Unregistered Funds in covered investments to the maximum extent possible in accordance with the Investment Company Act, current SEC interpretations and other applicable requirements. In such a case, the Investment Manager may be required to allocate some covered investments solely to the Company and others solely to the Unregistered Funds. The allocation process would take into account the size of the transaction, the investable assets of each affiliated fund, the alternative investments potentially available in the near term, prior allocations to each fund, the expected holding period for the transaction, the remaining life of the fund in question and issuer diversification and industry concentration matters as well as other potential factors. The Investment Manager would not follow any mathematical or formulaic allocation policy, but would rather make each allocation decision based on what it considered to be in the overall best interests of its clients in light of the factors identified by the Investment Manager as being relevant to its allocation decision. In view of the size of the Company and the portfolio status of the Investment Manager's and its affiliates' other funds, the Investment Manager believes that such allocations would not be materially adverse to the Company.

FUNDAMENTAL INVESTMENT POLICIES

         The Company's investment objective (that is, seeking to achieve high total risk-adjusted returns while attempting to minimize losses) and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of the lesser of (1) a majority of the Company's outstanding Common Shares and Preferred Shares voting together as a single class, or (2) two-thirds of the Common Shares and Preferred Shares present if a quorum of at least 50% of the total outstanding Common Shares and Preferred Shares is present. All other investment policies or practices are considered by the Company not to be fundamental and, accordingly, may be changed without approval of the holders of a majority of the Company's outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. Subject to the foregoing, the Company may not:

         o borrow money or issue senior securities, except insofar as the foregoing would not violate the Investment Company Act;

         o make loans of money or property to any person, except insofar as the foregoing would not violate the Investment Company Act;

         o underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares or securities of its subsidiaries the Company may be deemed to be an underwriter;

         o purchase real estate or interests therein, except to the extent that as a result of such investments the Company would not cease to be a RIC under the Code; or

         o purchase or sell commodities or commodity contracts for any purposes except to the extent permitted by applicable law without the Company becoming subject to registration with the Commodity Futures Trading Commissions as a commodity pool or a commodity pool operator.

CODES OF ETHICS AND VOTING POLICIES

         The Company will adopt a code of ethics in accordance with Rule 17j-l under the Investment Company Act. In addition, the Investment Manager has adopted a code of ethics. Persons subject to the Investment Manager's code of ethics are subject to, among other things, various restrictions relating to the acquisition by them of securities. These restrictions include preauthorization and disclosure requirements, restrictions on short term trading, and general prohibitions on transactions in securities in certain circumstances, including:

         o    when in possession of inside information;

         o transactions in securities of issuers on the Company's restricted list or during specified blackout periods;

         o transactions in securities at a time when the employee intends, or know of another employee's intention, to purchase or sell that security or an equivalent security on behalf of an advisory client; and

         o    acquisitions of securities in initial public offerings.

         There are also restrictions on the acquisition by persons subject to the Investment Manager's code of ethics in private placements, which acquisitions require the prior written approval by its chief compliance officer and the satisfaction of certain conditions. The code of ethics also addresses the fiduciary duties expected of the persons subject to the code, including confidentiality obligations, gift and corporate opportunity policies, and restrictions on outside business activities.

         The Company's code of ethics will be available for review and copying at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The code of ethics will also be available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, by electronic request, after paying a duplicating fee, at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0 102. Copies of the code of ethics of the Company and also the Investment Manager will be available upon request to the Investment Manager.

         The Company will adopt voting policies and procedures, which will be approved by the Board of Directors, to guide the Investment Manager's exercise of this responsibility on behalf of the Company and its other clients.

         York Capital's managed investment funds and separate accounts are supervised by certain members of the management team at York Capital, which may include members of the Investment Committee. In each case, the voting is subject to the advisory agreements of the respective funds and managed account. With respect to shareholder governance, covenants, social issues and other votes, it is the policy of York Capital to discuss each of these votes and issues in order to determine its position on a case by case basis. York Capital may, upon occasion, delegate, pursuant to its approved voting procedures, the right to vote on particular issues to the individual monitoring that investment.

         A list of voting actions taken by the Investment Manager during the previous year with respect to securities held by the Company, as well as the Investment Manager's voting policy, will be available upon request to the Investment Manager.

                          CAPITALIZATION OF THE COMPANY

CAPITALIZATION OF THE COMPANY

         The Company will issue Common Shares, Term Preferred Shares, one Series A-2 Preferred Share and the Notes. The following table sets forth one possible capitalization scenario for the Company after the Closing, without deduction for organizational and offering costs and expenses, until all debt and equity is fully funded (although the actual capitalization of the Company at any point in time is likely to differ due to market conditions and other factors):

----------------------------------------------------------------------------------------------------------------------
                                          ANTICIPATED CAPITALIZATION TABLE
----------------------------------------------------------------------------------------------------------------------
                                                                                 TERM
                                 COMMON                                       PREFERRED            AGGREGATE TOTAL
                                 SHARES                  NOTES                  SHARES              ($ MILLIONS)
----------------------------------------------------------------------------------------------------------------------
Closing                            50%                    0%                     0%                     $202.3
----------------------------------------------------------------------------------------------------------------------
End of Month 3                     25%                    25%                    25%                    $404.5
----------------------------------------------------------------------------------------------------------------------
End of Month 6                     25%                    25%                    25%                    $606.7
----------------------------------------------------------------------------------------------------------------------
End of Month 9                      0%                    50%                    50%                    $809.0
----------------------------------------------------------------------------------------------------------------------

COMMON SHARES

         The Company is authorized to issue an unlimited number of Common Shares. The Common Shares have no preference, preemptive, conversion, appraisal, exchange or redemption rights, and there are no sinking fund provisions applicable to the Common Shares. Each holder of Common Shares has one vote per Common Share held by it on all matters subject to approval by the holders of the Common Shares. Further, holders of Common Shares have voting rights on the election of certain Directors together with the holders of Preferred Shares, which shall be governed by plurality voting. When issued against payment therefor, the Common Shares will be fully paid and nonassessable. No person has any liability for obligations of the Company by reason of owning Common Shares, although each person that subscribes for Common Shares is liable for the full amount of such subscription in accordance with and subject to the terms of the related Subscription Agreement. See "--Preferred Shares--Voting Rights."

         The Company is authorized to require holders of Common Shares to make Capital Contributions to the Company pursuant to and in accordance with the terms of their respective Subscription Agreements.

         The rights attached to the Common Shares are set forth in the Operating Agreement. The Operating Agreement may be amended by the Board of Directors without a vote of holders of Common Shares and Preferred Shares in any manner that does not materially and adversely affect the holders of the Common Shares and Preferred Shares, by the affirmative vote of not less than a majority of the outstanding Common Shares and Preferred Shares outstanding and entitled to vote in the case of any amendment that does adversely and materially affect the holders of the Common Shares and Preferred Shares and by the affirmative vote of not less than a majority of the outstanding Common Shares or Preferred Shares voting as a separate class in the event of any amendment that adversely and materially affects the contract rights of one class but not the other or affects one class materially differently than the other class.

         The Company may merge or consolidate with any other entity, or sell, lease or exchange all or substantially all of the Company's assets upon approval of two-thirds of the directors then in office and the affirmative vote of the holders of not less than 67% of the Common Shares and Preferred Shares, voting together as a single class. The Company will terminate at the end of the Investment Period, subject to up to two one-year extensions if requested by the Investment Manager and approved by the holders of a majority of the Common Shares and preferred shares, voting together as a single class. The holders of the Common Shares and Preferred Shares will also vote on the Management Fee at the time of such extension. In addition, the Company may be terminated prior to the expiration of its term upon the occurrence of certain events set forth in the Operating Agreement.

         The Common Shares are junior to the Preferred Shares, indebtedness of the Company, including outstanding Notes, and other liabilities of the Company. Prospective investors should review the terms of the Indenture and the Preferred Shares to understand fully the extent of subordination of the Common Shares and the limitations on distributions, voting rights and other matters imposed by the terms of such other securities.

         The Operating Agreement provides that the holders of Common Shares must consent, pursuant to Section 565 of the Code and the Treasury Regulations thereunder, in the event that payments or distributions to the Common Shares are restricted under the agreements governing the Notes, any statement of preferences with respect to the Preferred Shares or the Investment Company Act, to treat as a dividend for U.S. federal income tax purposes (a "Consent Dividend") any such payment or distribution that would otherwise be required to be made in order to preserve the U.S. federal income tax status of the Company as a RIC or to avoid the imposition of the excise tax under Section 4982 of the Code. The Company will pay any U.S. withholding taxes arising in respect of such Consent Dividend deemed paid to holders of Common Shares who are not U.S. persons. In order for the Company to avail itself of the Consent Dividend procedure, each holder of Common Shares must execute an IRS Form 972 for the taxable year in which the Company intends to claim the Consent Dividend and must deliver the Form 972 to the Company. The Operating Agreement provides that each holder of Common Shares must agree to execute a Form 972 (or any successor form) and deliver it to the Company within ten (10) calendar days after the receipt of a written request from the Company.

         If it is determined that the requisite consents for a Consent Dividend have not been obtained from the holders of its Common Shares, but a Common Share dividend payment or distribution would otherwise be required to be made in order to preserve the U.S. federal income tax status of the Company as a RIC or to avoid the imposition of the excise tax under Section 4982 of the Code, such payment or distribution shall be distributed for the benefit of the holders of its Common Shares and deposited into one or more escrow accounts, which will be considered part of the Collateral. Any such amounts deposited into escrow accounts for the benefit of the holders of Common Shares will no longer be available to be paid or distributed to holders of the Preferred Shares. If any amounts deposited in the escrow accounts are paid over to the holders of the Notes under the Indenture, the holders of the Common Shares will have an unsecured, recourse claim against the Company for any such amounts paid to such lenders. There can be no assurance that a distribution that is deposited into an escrow account will be treated as a dividend for U.S. federal income tax purposes. If the distribution were not treated as a dividend for U.S. federal income tax purposes, the Company would be subject to regular corporate federal income tax (or, if the Company had met the 90% distribution test described above without this distribution, would be subject to the 4% excise tax under Section 4982 of the Code) for the relevant taxable year.

PREFERRED SHARES

         The Company is authorized to issue an unlimited number of preferred shares in one or more series, with each preferred share having such liquidation preference and other terms authorized by the Board of Directors at the time of issuance in conformity with the Investment Company Act. The Company anticipates that it will issue $136.0 million of Term Preferred Shares. Morgan Stanley will act as placement agent with respect to the Term Preferred Shares. The Company also expects to issue a single Series A-2 Preferred Share to York with a liquidation preference of $1,000 plus accumulated but unpaid dividends. As long as any Preferred Shares are outstanding, the Company will not, without both the affirmative vote or consent of the holders of at least a majority of the Preferred Shares, voting together as a separate class, and the written consent of the Credit Enhancer (as defined below), authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the Term Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, or authorize, create or issue additional shares of or increase the authorized amount of the Term Preferred Shares or any other preferred shares, unless, in the case of shares of preferred shares on parity with the Term Preferred Shares, the Company obtains confirmation from S&P (if S&P is then rating the Term Preferred Shares), Moody's (if Moody's is then rating the Term Preferred Shares) and any substitute rating agency (if any such substitute rating agency is then rating the Term Preferred Shares at the request of the Company) that the issuance of such class or series would not at that time cause such rating agency to reduce the rating then assigned by such rating agency to the Term Preferred Shares and the issuance of any such class or series would not cause the Company to violate or breach any provision of the Indenture, in which case the vote or consent of the holders of the Term Preferred Shares is not required.

         Subject to applicable law, the Board of Directors may, without the vote or consent of the shareholders of the Company, including the holders of the Term Preferred Shares, amend, alter or repeal provisions of the Statement if the prior written consent of the Credit Enhancer is obtained and if the Board of Directors determines that the amendment, alteration or repeal will not materially adversely affect the preferences, rights or powers of the Term Preferred Shares, and is necessary to prevent a reduction in the rating of the Notes or Term Preferred Shares of the Company, is necessary to comply with a reasonable request of the Credit Enhancer, or is necessary to conform the provisions of the Statement with the provisions of the Indenture. The Board of Directors may not make any amendment, alteration or repeal as described in the preceding sentence, however, unless the Board of Directors receives confirmation from each rating agency then rating the Term Preferred Shares at the request of the Company that the proposed amendment, alteration or repeal would not impair the ratings then assigned by such rating agency to the Notes and the Term Preferred Shares.

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


         The following paragraphs briefly summarize the significant provisions of the Preferred Shares that would affect the Common Shares. For a detailed description of the Term Preferred Shares, refer to the offering memorandum for the Term Preferred Shares, a copy of which may be obtained by any potential investor upon request to the Investment Manager.

         Under the Investment Company Act, the Company is generally not permitted to issue preferred shares unless immediately after such issuance the value of the Company's assets, less all liabilities and indebtedness of the Company that are not senior securities (such as fees for services, due diligence expenses and other expense accruals), is at least 200% of all indebtedness of the Company representing senior securities plus the liquidation value of all outstanding preferred shares. In addition, the Company is not permitted to declare any cash dividend or other distribution on its Common Shares or repurchase any Common Shares unless, at the time of and after giving effect to such declaration or repurchase, the 200% Asset Coverage Ratio is met. If preferred shares are issued, the Company intends, to the extent possible, to purchase or redeem preferred shares or Notes from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%.

         As discussed above, under the provisions of the Investment Company Act, the Company may issue debt in compliance with the 300% Asset Coverage Ratio, and may issue debt and preferred stock in compliance with the 200% Asset Coverage Ratio. The use of leverage creates an opportunity for increased income and gains to the holders of Common Shares, but also creates increased risk of loss. Accordingly, the use of leverage magnifies the potential gains and losses from an investment and increases the risk of loss of capital. To the extent that income derived by the Company from investments purchased with borrowed funds is greater than the cost of borrowing, the Company's net income will be greater than if borrowing had not been used. Conversely, if the income from investments purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Company will be less than if borrowing had not been used, and the amount available for ultimate distribution to the holders of Common Shares will be reduced. See "Risk Factors -- The Company will be leveraged, which could create an increased risk of loss to holders of the Common Shares."

         In addition, the terms of the Term Preferred Shares include asset coverage maintenance provisions which will require a reduction of indebtedness or the redemption of Term Preferred Shares in the event of non-compliance by the Company in certain circumstances and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Company may have to liquidate portfolio securities. Such liquidations and redemptions, or reductions in indebtedness, would cause the Company to incur related transaction costs and could result in capital losses to the Company. Prohibitions on dividends and other distributions on the Common Shares could impair the Company's ability to qualify as a RIC under the Code.

         Rating Agency Guidelines and Asset Coverage. As a condition to the issuance of the Term Preferred Shares, the Term Preferred Shares must have received prior to its initial issuance date a Aaa rating from Moody's and a AAA rating from S&P, such rating giving effect to the Preferred Shares insurance policy described below.

         At any time, for any reason, S&P's or Moody's could withdraw or downgrade its rating of Term Preferred Shares (after giving effect to the Preferred Shares insurance policy), which may make Term Preferred Shares less liquid in the secondary market. If Moody's or S&P withdraws or downgrades such rating of Term Preferred Shares, the Company may alter its portfolio or redeem Term Preferred Shares in an effort to reinstate or improve, as the case may be, the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. If the Company fails to satisfy the asset coverage ratios discussed below, the Company will be required to redeem a sufficient number of Term Preferred Shares or repay a sufficient principal amount of Notes in order to return to compliance with the asset coverage ratios. The Company may be required to redeem Term Preferred Shares at a time when it is not advantageous for the Company to make such redemption or to liquidate portfolio securities in order to have available cash for such redemption.

         The Company is required under the Investment Company Act and the Statement to maintain asset coverage of at least 200% with respect to senior securities which are equity shares, including the Term Preferred Shares. The minimum required Investment Company Act asset coverage amount of 200% may be increased or decreased if the Investment Company Act is amended.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares will be entitled to receive a preferential liquidating distribution of $1,000 per share, plus any accumulated but unpaid dividends (whether or not declared), before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of the Preferred Shares will not be entitled to any further participation in any distribution of assets by the Company. The Series A-2 Preferred Share will not be rated, but the liquidation preference and dividends of such share will be taken into account in the various asset coverage tests applicable to the Notes and the Term Preferred Shares described herein.

         Voting Rights. Holders of the Company's outstanding preferred shares, including Term Preferred Shares, have one vote per share on all matters on which they are entitled to vote.

         Holders of the Company's outstanding preferred shares, including Term Preferred Shares, voting as a separate class, are entitled to elect two of the Company's directors. The remaining directors are elected by holders of Common Shares and preferred shares of the Company, including Term Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not declared) on outstanding preferred shares, including the Term Preferred Shares, are due and unpaid in an amount equal to six months of dividends, and sufficient cash or specified securities have not been deposited with the appropriate agent for the payment of such dividends, then the number of directors constituting the Board of Directors will be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of preferred shares of the Company, including Term Preferred Shares as described above, would constitute a majority of the Board of Directors. The holders of preferred shares of the Company, including Term Preferred Shares, will be entitled to elect that smallest number of additional directors at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which directors are to be elected. The terms of office of the persons who are directors at the time of that election will continue. If the Company thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares of the Company, including Term Preferred Shares, the special voting rights stated above will cease, and the terms of office of the additional directors elected by the holders of preferred shares of the Company, including Term Preferred Shares, will automatically terminate.

         Dividends. The holders of the Term Preferred Shares will be entitled to receive periodic distributions at the rate provided in the Statement of Preferences of the Term Preferred Shares, as and if declared by the Board of Directors. The Term Preferred Shares will have a dividend rate for any particular rate period that they are outstanding that is equal to the applicable LIBOR (as that term is defined in the Statement of Preferences) for that rate period plus 0.30% per annum plus an additional amount. The additional amount (the "Additional Amount") will be payable for any rate period only if U.S. withholding tax is required to be paid by any holder of Term Preferred Shares with respect to an amount of dividends payable on the Term Preferred Shares for such rate period. In the event no such withholding tax is required for a rate period, then the Additional Amount will be zero for that rate period. In the event an Additional Amount is payable, then the Additional Amount will be a number which is equal to (A) 0.42857 multiplied by (B) the amount of dividends (which could be all or some portion of the aggregate dividends payable to the holders of the Term Preferred Shares) which are subject to withholding for the rate period. The Additional Amount will be payable to all holders of the Term Preferred Shares entitled to dividends for such rate period, when as and if such dividends are declared by the Board of Directors out of funds legally available therefor. Such Additional Amount will be made without consideration being given to the time value of money with respect to any such withholding.

         Redemption and Purchase. The terms of the Term Preferred Shares provide that (1) they are redeemable by the Company in whole or in part at $1,000 per share plus accumulated and unpaid dividends per share, (2) the Company may tender for or purchase the Term Preferred Shares and (3) the Company may subsequently reissue any shares so tendered for or purchased. Any redemption or purchase of the Term Preferred Shares by the Company will reduce the leverage applicable to the Common Shares, while any reissuance of shares by the Company will increase that leverage.

          Insurance Policy. Ambac Assurance Corporation (the "Credit Enhancer") will provide credit enhancement with respect to the Term Preferred Shares through a Preferred Shares insurance policy. Under this policy, the Credit Enhancer will guarantee the payment of dividends on the Term Preferred Shares on each dividend payment date, whether or not earned or declared by the Board of Directors of the Fund, and the payment of the redemption price of the outstanding Term Preferred Shares on the final redemption date. If the Credit Enhancer makes a payment under the Preferred Shares insurance policy, the Credit Enhancer will be entitled to the voting rights of the Term Preferred Shares, which the Credit Enhancer may vote in its own interests even if contrary to the interests of the holders of the Company's securities (including the Common Shares); provided that the Credit Enhancer may not vote in a manner that would adversely affect the right of the holders of the Term Preferred Shares to receive payment. The Insurance Agreement that the Company plans to enter into with the Credit Enhancer to provide for the Preferred Shares insurance policy will include customary covenants and events of default, including, without limitation, cross-defaults under the Indenture and any demands for payment under the policy.

         Maturity. The Term Preferred Shares will be subject to mandatory redemption on November 15, 2013, at a redemption price equal to $1,000 per share plus any accumulated but unpaid dividends (whether or not declared) thereon to such date, if still outstanding on that date. The Final Redemption Date for the Term Preferred Shares may be extended for up to two one-year periods with the approval of both (1) the holders of 75% of the then-outstanding shares of the Term Preferred Shares, voting as a separate class and (2) the Credit Enhancer. The stated maturity of the Common Shares will be 2015. Accordingly, absent extension of the maturity of the Term Preferred Shares, holders of the Term Preferred Shares may be paid two years before holders of the Common Shares.

         Series A-2 Preferred Share. The Company will also issue, as a separate series of Preferred Shares, one share of its Series A-2 Preferred Shares to York, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. The Carried Interest is anticipated to be paid as dividends on the Series A-2 Preferred Share, which will be redeemable by the Company for its liquidation preference in the event the Investment Management Agreement is terminated. The Series A-2 Preferred Share will rank on par with the Term Preferred Shares and will vote with them as a single class. See "Summary -- Carried Interest." The Preferred Shares insurance policy will also cover the payment of any dividends and liquidation preference payable in respect of the outstanding Series A-2 Preferred Share.

NOTES

         The Company may issue debt (including, without limitation, the Notes) so long as the Company is in compliance with the 300% Asset Coverage Ratio, and may issue debt and preferred stock in compliance with the 200% Asset Coverage Ratio. As discussed above, the use of leverage creates an opportunity for increased income and gains to the holders of Common Shares, but also creates increased risk of loss. To the extent that income derived by the Company from investments purchased with borrowed funds is greater than the cost of borrowing, the Company's net income will be greater than if borrowing had not been used. Conversely, if the income from investments purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Company will be less than if borrowing had not been used, and the amount available for ultimate distribution to the holders of Common Shares will be reduced. See "Risk Factors -- The Company will be leveraged, which could create an increased risk of loss to holders of the Common Shares."

         Subject to the terms of the Indenture and the Insurance Agreement, the Company may also borrow money in an amount equal to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Company securities.

         The Company expects to issue up to $268.5 million in aggregate principal amount of the Notes. For a detailed description of the Notes, refer to the offering memorandum for the Notes, a copy of which may be obtained by any potential investor upon request to the Investment Manager.

         Proceeds of the Notes will be available to the Company in advances requested by the Company from time to time (each such advance, a "Borrowing"). The aggregate amount of

Borrowings that may be outstanding will be subject to the Over-Collateralization Tests (as defined in the Moody's Collateral Valuation Schedule and the S&P Collateral Valuation Schedule). The Company reserves the right, with the prior written consent of the Credit Enhancer, to issue additional Notes in an amount up to 25% of the maximum amount of the Commitments in effect at closing.

         Rating. The Notes will be required to receive a rating from Moody's of not less than "Aaa" and from S&P of not less than "AAA." The Company shall not be permitted to take certain actions under the Indenture unless it can continue to comply with the foregoing minimum ratings.

         Principal Payments; Stated Maturity. The Notes will mature at par on November 15, 2013, but the holders of at least 100% of the outstanding principal amount of the Notes may, at their option subject to certain terms and conditions and subject to the approval of the Credit Enhancer, exercise their right to extend the original stated maturity pursuant to two 364 day extension options. Unless extended, the principal of the Notes will be due and payable in full at the original stated maturity.

         Interest; Commitment Fee. The Company will be obligated to pay interest on the outstanding principal amount of the Notes at the rates set forth in the Indenture and a commitment fee based on the undrawn amount of the Notes.

         Prepayments. The Company may prepay the Notes (in whole or in part) without premium. The Company must make a prepayment of the Notes on any date that the aggregate outstanding principal amount of all Borrowings under the Notes exceeds the maximum amount of the commitments (the "Commitments") available thereunder. In addition, the Company must make a prepayment of the Notes when required pursuant to the Indenture in the event that the Company has failed to satisfy the Over-Collateralization Tests.

         Commitment Reduction. The Company may not terminate in full or reduce in part the Commitments at any time prior to 5 years after the Closing unless such termination or reduction is required to comply with the provisions of the Investment Company Act or an event of default occurs under the Insurance Agreement entered into by the Company with the Credit Enhancer. In addition, the Company may terminate the commitment of any noteholder if (i) the Company is required to pay such noteholder certain increased costs of tax gross-up amounts as a result of a change in law and (ii) under certain circumstances, such noteholder fails to satisfy the ratings criteria set forth in the Indenture. After the expiration of such 5 year period, the Company may terminate in full or reduce in part the Commitments.

         Security for the Notes and Other Obligations. The Notes, certain hedging transactions entered into by the Company, the obligations to the Credit Enhancer in respect of the Preferred Shares insurance policy and certain other obligations will be secured by the Collateral on a pari passu basis pursuant to a Pledge and Intercreditor Agreement, which will provide for the distribution of the proceeds of the Collateral in accordance with certain payment priorities that generally provide for the payment of the amounts secured thereby.

         Covenants; Events of Default. The Indenture will contain customary covenants that will, among other things, require the Company to comply at all times with Over-Collateralization

Tests, require the Company to comply at all times with all applicable law, including, but not limited to, the Asset Coverage Ratio under the Investment Company Act, require the Company to maintain a minimum net worth, limit the Company's ability to issue additional equity and incur debt, limit the Company's ability to make restricted payments, including, but not limited to, dividends in respect of the Common Shares, limit the Company's ability to merge or consolidate with any other entity or sell assets, prohibit the Company from creating liens on assets, limit the Company's ability to pay investment management fees under certain circumstances, and limit the Company's ability to enter into certain short sale transactions. The Indenture will also contain customary events of default, including, but not limited, failure to pay amounts due under the Notes, breach of any representation and warranty, breach of any covenant under the Indenture, insolvency, cross-default to certain other indebtedness and judgment defaults.

                                  RISK FACTORS

         An investment in the Company involves a significant degree of risk and, therefore, should be undertaken only by investors capable of evaluating the risks of the Company and bearing the risks it represents. Prospective purchasers of Common Shares should carefully consider the following risk factors in connection with a purchase of Common Shares. The following list is not a complete enumeration of all risks involved in connection with an investment in the Company. There can be no assurance that the Company will be able to achieve its investment objective or that holders of Common Shares will recoup any or all of their investment in the Company or receive a positive return on their capital.

INVESTMENT DECISIONS WILL BE MADE BY THE INVESTMENT MANAGER AND THE BOARD OF DIRECTORS OF THE COMPANY AND INVESTORS IN THE COMMON SHARES MUST RELY ON THOSE DECISIONS.

         The Board of Directors will set broad policies for the Company and its officers, and the Investment Manager will manage the day-to-day operations of the Company, subject to the oversight of the Board of Directors. Accordingly, no potential purchaser of Common Shares should purchase such Common Shares unless such purchaser is willing to entrust the management of the Company to the Investment Manager and the Board of Directors.

INVESTORS IN THE COMMON SHARES COULD EXPERIENCE A TOTAL LOSS OF THEIR INVESTMENT IN THE COMPANY IN THE EVENT OF A DISSOLUTION.

         The Common Shares represent equity interests in the Company only and will not be insured or guaranteed by any person or entity. The Company will have no substantial assets other than the Company Investments, substantially all of which will initially be included in the Collateral as security for certain creditors of the Company, including the holders of the Notes and the Credit Enhancer, which will have a first claim on all of the Company's assets included in the Collateral. In the event of the dissolution of the Company or otherwise, if the proceeds of the Company's assets (after payment in full of obligations to any holders of the Notes and of any liquidation preference to any holders of Preferred Shares) are insufficient to repay Capital Contributions made to the Company by the holders of the Common Shares, no other assets will be available for the payment of any deficiency. None of the Directors, the Investment Manager, the Placement Agent, or any of their respective affiliates, have any liability for the repayment of capital contributions made to the Company by the holders of Common Shares. Holders of Common Shares could experience a total loss of their investment in the Company.

THE COMPANY WILL BE LEVERAGED, WHICH COULD CREATE AN INCREASED RISK OF LOSS TO HOLDERS OF THE COMMON SHARES.

         Under the provisions of the Investment Company Act, the Company may issue debt so long as the Asset Coverage Ratio of the Company is at least 300%, and may issue debt and preferred stock so long as the Asset Coverage Ratio of the Company is at least 200%. In addition, as permitted by the Investment Company Act, the Company may make certain limited temporary borrowings from time to time that would be excluded from the calculations of the Asset Coverage Ratios. The use of leverage creates an opportunity for increased returns on the Common Shares, but also creates increased risk of loss. The use of leverage magnifies the potential gains and losses from an investment and increases the risk of loss of capital. To the extent that income and gain derived by the Company from investments purchased with borrowed funds is greater than the cost of borrowing, the Company's net income will be greater than if borrowing had not been used. Conversely, if the income and gain from investments purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Company will be less than if borrowing had not been used, and the amount available for ultimate distribution to the holders of Common Shares will be reduced. The extent to which the income, gains and losses associated with leveraged investing are increased will generally depend on the degree of leverage employed. The Company may, under some circumstances, be required to dispose of the Company Investments under unfavorable market conditions, thus causing the Company to recognize a loss that might not otherwise have occurred.

         If an event of default under the Indenture occurs, or compliance with regulatory asset coverage requirements or any provision of the Statement or the Indenture requires that certain leverage being utilized by the Company be retired and thus Company Investments are sold, losses also may occur that might otherwise not have occurred. In the event of such a sale of the Company Investments, secured creditors may be contractually entitled to direct such sales and may be expected to do so in their interest, rather than in the interests of the holders of Common Shares. The holders of Common Shares will incur losses if the proceeds from such a sale are insufficient, after payment in full of amounts due and payable on borrowed amounts, including administrative expenses, to repay all of the capital invested by holders of Common Shares. As a result, they could experience a total or partial loss of their investment in the Company.

PROJECTIONS RELATING TO THE COMPANY'S PERFORMANCE ARE INHERENTLY RISKY AND ACTUAL PERFORMANCE MAY DIFFER MATERIALLY FROM ANY PROJECTION.

         The Company and the Placement Agent may rely upon projections, forecasts or estimates developed by the Investment Manager, a portfolio company or a company in which the Investment Manager is considering an investment concerning such company's future performance and cash flow. Projections, forecasts and estimates are forward-looking statements and are based upon certain assumptions. Actual events are difficult to predict and beyond the Company's control. Actual events may differ from those assumed. Some important factors which could cause actual results to differ materially from those in any forward-looking statements include changes in interest rates; domestic and foreign business, market, financial or legal conditions; differences in the actual allocation of the Company Investments among Asset Groups from those assumed herein; changes in the degree of leverage actually used by the Company from time to time; the degree to which the Company Investments are hedged and the effectiveness of such hedges; and the terms of the borrowing agreements, among others. In addition, the degree of risk will be increased as a result of leveraging of the Company Investments. Accordingly, there can be no assurance that estimated returns or projections can be realized or that actual returns or results will not be materially lower than those estimated therein.

         Projections are inherently subject to uncertainty and factors beyond the control of the Investment Manager and the portfolio company. The inaccuracy of certain assumptions, the failure to satisfy certain financial requirements and the occurrence of other unforeseen events could impair the ability of a portfolio company to realize projected values and cash flow.

THE COMPANY WILL BE SUBJECT TO RESTRICTIONS IMPOSED BY THE INDENTURE AND THE TERMS OF THE TERM PREFERRED SHARES, WHICH MAY INHIBIT OR PREVENT THE COMPANY FROM MAKING VARIOUS ATTRACTIVE INVESTMENTS.

         By limiting the circumstances in which the Company may borrow under the Indenture, the Indenture in effect provides for various asset coverage, credit quality and diversification limitations on the Company Investments. The terms of the Indenture and the Term Preferred Shares will restrict distributions on and repurchases of Common Shares. Such limitations may cause the Company to be unable to make or retain certain potentially attractive investments or to be forced to sell investments at an inappropriate time and consequently impair the profitability or increase losses of the Company or result in adverse tax consequences. See "Capitalization of the Company--Preferred Shares" and "Notes."

IF AN EVENT OF DEFAULT OCCURS UNDER THE INDENTURE, THE NOTEHOLDERS OR THE CREDIT ENHANCER COULD ACCELERATE AMOUNTS DUE, WHICH COULD FORCE THE COMPANY TO INCUR LOSSES ON SOME OF ITS INVESTMENTS, TO THE DETRIMENT OF THE HOLDERS OF THE COMMON SHARES.

         A material decline in the Company's net asset value may impair the Company's ability to maintain required levels of asset coverage. If an event of default occurs under the Indenture, whether related to asset coverage or otherwise, the Noteholders, pursuant to the Indenture, or the Credit Enhancer would be permitted to accelerate amounts due under the Indenture and could liquidate the assets of the Company to redeem some or all of the Notes. In addition, the Noteholders may impose limitations on the Company with respect to the purchase or sale of investments. Such limitations may cause the Company to be unable to make or retain certain potentially attractive investments or to be forced to sell investments at an inappropriate time and consequently impair the profitability or increase losses of the Company or result in adverse tax consequences. Remedies pursued by the holders of the Notes could be adverse to the interests of the holders of the Common Shares, and the holders of the Notes will have no obligation to consider any possible adverse effect on such other interests.

UNDER CERTAIN CIRCUMSTANCES THE HOLDERS OF TERM PREFERRED SHARES MAY LOSE THEIR VOTING RIGHTS TO THE CREDIT ENHANCER, WHICH IT WOULD VOTE IN ITS OWN INTERESTS.

         If the Credit Enhancer makes a payment under the Preferred Shares insurance policy, it will be entitled to voting rights of the holders of Term Preferred Shares in respect of their Term Preferred Shares, which the Credit Enhancer will vote in its own interests even if contrary to the interests of the holders of the Term Preferred Shares (provided that the Credit Enhancer may not vote in a manner that would adversely affect the right of the holders of the Term Preferred Shares to receive payment) and the holders of the Common Shares. The Credit Enhancer will retain these voting rights until the dissolution of the Company, which will, among other things, entitle it to elect at least two of the Directors at all times after it makes a payment under the Preferred Shares insurance policy.

THERE IS NO LIQUID MARKET FOR THE COMMON SHARES.

         No market exists for the Common Shares, and none is expected to develop. Neither the Placement Agent nor any other person is under any obligation to make a market in the Common

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


Shares. Consequently, a purchaser must be prepared to hold the Common Shares for an indefinite period of time or until the termination date of the Company.

THE COMMON SHARES ARE SUBJECT TO TRANSFER RESTRICTIONS, WHICH COULD INHIBIT OR PREVENT A HOLDER FROM TRANSFERRING ITS COMMON SHARES.

         The Common Shares will not be registered under the Securities Act or any state securities laws and may not be transferred unless registered under applicable federal and state securities laws or unless an exemption from such laws is available. The Company has no plans, and is under no obligation, to register the Common Shares under the Securities Act. Further, approval by the Company of a transfer is required before any transfer may occur.

         The Common Shares may be transferred only to other Qualified Investors and only with the prior written consent of the Company, which will not be withheld unreasonably.

THE COMPANY WILL BE YORK'S FIRST REGISTERED INVESTMENT COMPANY UNDER MANAGEMENT.

         The Company is expected to be organized as a closed-end, nondiversified registered investment company, as that term is defined under the Investment Company Act. York has not served as an investment manager to, nor managed, a registered investment company subject to the Investment Company Act. York Capital and its investment professionals have no experience managing a portfolio of assets under the constraints imposed by the Investment Company Act. These constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, hinder the Company in achieving its investment objective. If the Company's registration as an investment company under the Investment Company Act is not effective at any time, then the Company's assets could be deemed plan assets subject to ERISA. See "Benefit Plan Investor Considerations."

THE COMPANY'S LACK OF OPERATING HISTORY MEANS THAT THERE IS NO PERFORMANCE HISTORY FOR A PROSPECTIVE INVESTOR TO CONSIDER.

         The Company is a newly organized entity and has no prior operating history. Accordingly, the Company has no performance history for a prospective investor to consider. Although the investment professionals of York Capital have experience in the types of investment activities in which the Company proposes to engage, the nature of, and risks associated with, the Company's future investments may differ significantly from those professionals' experience.

THE COMPANY AND THE INVESTMENT MANAGER EXPECT TO BE EXCLUDED FROM CERTAIN REGULATION.

         The Company is operated by persons who have claimed an exclusion from the definition of a commodity pool operator under the CE Act and therefore such persons would not be subject to regulation under the CE Act. The Investment Manager has claimed an exclusion from the definition of a commodity trading advisor under CFTC regulation ss. 4.6 and therefore would not be subject to regulation under the CE Act. Accordingly, investors will not be afforded the benefit of the protections offered by such statute or the regulations promulgated thereunder.

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THE COMPANY WILL BE SUBJECT TO CORPORATE-LEVEL INCOME TAX IF IT IS UNABLE TO
QUALIFY AS A RIC.

         To qualify as a RIC, the Company must meet certain income source, asset diversification and annual distribution requirements. For purposes of satisfying the annual distribution requirement, a distribution will not qualify if it is a "preferential" dividend (i.e., a distribution which is not fully pro rata among shares of the same class or where there is preference to one class of stock as compared with another class, except to the extent that such preference exists by reason of the terms inherent in any class of stock). Although the Company believes that distributions which comply with the terms of the Preferred Shares and the Company's other equity interests should not create "preferential" dividends, there can be no assurance that such distributions will not be "preferential" dividends.

         In addition, the Company will be subject to certain asset coverage ratio requirements under the Investment Company Act and financial covenants under the terms of the Term Preferred Shares and the Indenture that could, under certain circumstances, restrict the Company from making distributions necessary to qualify as a RIC. If the Company is unable to obtain cash to make such distributions from other sources, it may fail to qualify as a RIC and thus may be subject to corporate-level income tax. To qualify as a RIC, the Company must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in the Company having to dispose of certain investments in order to prevent the loss of RIC status. Because many of the Company Investments will be in illiquid securities, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If the Company fails to qualify as a RIC for any reason and remains or becomes subject to corporate income tax, the resulting corporate taxes could substantially reduce the Company's net assets, the amount of income available for distribution and the amount of distributions. Such a failure would have a material adverse effect on the Company.

AS A RIC, THE COMPANY WILL BE SUBJECT TO CERTAIN TAX RULES REGARDING "MISCELLANEOUS ITEMIZED DEDUCTIONS."

         The Company expects to qualify each year as a RIC for U.S. federal income tax purposes. If the Company meets the requirements for RIC status, it will not generally be subject to tax on any income that is distributed to the shareholders. Amounts so distributed will generally be taxable to U.S. Holders, either as dividends or as a "pass through" of other items from the Company. See "Certain Federal Income Tax Aspects of an Investment in the Company."

                  Special rules apply, however, to "miscellaneous itemized deductions" of RICs. A U.S. Holder that is an individual will generally be treated both (i) as receiving a taxable dividend in the amount of its pro rata share of such Company expenses and (ii) as paying such expenses for deduction purposes. Deduction of such amounts will, however, be subject to the so-called "2% floor" limitation on "miscellaneous itemized deductions" of individuals (i.e., they will be allowable only to the extent they exceed 2% of the taxpayer's adjusted gross income for U.S. federal income tax purposes (generally, gross income less trade or business expenses). See "Certain Federal Income Tax Aspects of an Investment in the Company-Taxation of Holders." The Company expects to incur expenses that qualify as "miscellaneous itemized deductions" in most or all years. Thus, the 2% floor may result in "phantom income" to individual U.S. holders, which will result in the inclusion in taxable income of amounts in excess of actual cash

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distributions. There are exceptions to the 2% limitation, including exceptions for "publicly offered" RICs and for expenses incurred in connection with a trade or business, which may apply to the Company. Individual U.S. holders are advised to consult with their own tax advisors as to the application of the 2% floor to expenses of the Company.

THE COMPANY'S ASSET MIX WILL INCLUDE PRIMARILY HIGH RISK INVESTMENTS, AND THE COMPANY COULD INCUR LOSSES ON SOME OR ALL OF THEM.

         General. The Company will have broad discretion in making Company Investments. The Company Investments will generally consist of debt obligations and other securities and assets that present significant risks as a result of business, financial, market and legal uncertainties. There can be no assurance that the Investment Manager will correctly evaluate the nature and magnitude of the various factors that could affect the value of and return on the Company Investments. Prices of the Company Investments may be volatile, and a variety of other factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Company's activities and the value of the Company Investments. The Company's performance over a particular period may not necessarily be indicative of the results that may be expected in future periods. Similarly, the past performance of the Investment Manager and its affiliates may not necessarily be indicative of the results the Investment Manager may be able to achieve with the Company Investments in the future.

         Mezzanine Investments and High Yield Debt. A significant portion of the Company Investments will consist of investments that may generally be characterized as either "high yield securities" or "mezzanine investments." Mezzanine investments of the type in which the Company intends to invest are primarily privately negotiated subordinated debt and equity securities issued in connection with leveraged transactions, such as management buyouts, acquisitions, refinancings, recapitalizations and later stage growth capital financings, and are generally rated below investment-grade. Mezzanine investments may also include investments with equity participation features such as warrants, convertible securities, senior equity investments and common stock. Mezzanine investments are subject to the same risks described below in the case of high yield securities, and also may be subject to risks associated with illiquid investments, since there will usually be relatively few holders of any particular mezzanine investment.

         High yield securities are expected to be rated below investment-grade by one or more nationally recognized statistical rating organizations or will be unrated but of comparable credit quality to obligations rated below investment-grade, and have greater credit and liquidity risk than more highly rated obligations. High yield securities are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high yield securities are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment-grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity.

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         High yield securities are often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High yield securities that are debt instruments have historically experienced greater default rates than has been the case for investment-grade securities. The Company may also invest in equity securities issued by entities whose obligations are unrated or are rated below investment-grade.

         The Company will be authorized to invest in obligations of issuers which are generally trading at significantly higher yields than had been historically typical of the applicable issuer's obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

         High yield securities purchased by the Company will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations purchased by the Company may not be protected by financial covenants or limitations upon additional indebtedness.

         Distressed Debt. The Company will be authorized to invest in the securities and other obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

         There are a number of significant risks inherent in the bankruptcy process. First, many events in a bankruptcy are the product of contested matters and adversarial proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of the Company. Second, the effect of a bankruptcy filing on an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. Third, the duration of a bankruptcy proceeding is difficult to predict. A creditor's return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. Fourth, the administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the

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debtor's estate prior to any return to creditors. For example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Fifth, bankruptcy law permits the classification of "substantially similar" claims in determining the classification of claims in a reorganization. Because the standard for classification is vague, there exists the risk that the Company's influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment. Sixth, in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Seventh, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise "domination and control" over a debtor and other creditors can demonstrate that they have been harmed by such actions. Eighth, certain claims that have priority by law (for example, claims for taxes) may be substantial.

         In any investment involving distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the distressed debt obligations, the value of which may be less than the Company's purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Company may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving distressed debt obligations in which the Company will invest, there is a potential risk of loss by the Company of its entire investment in any particular investment.

         Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities which may exceed the value of the Company's original investment in a company. For example, under certain circumstances, creditors who have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. The Investment Manager's active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to the Company and distributions by the Company to its shareholders or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment. See "Risk Factors--Various Company Investments could be alleged to be fraudulent conveyances."

         The Investment Manager on behalf of the Company may participate on committees formed by creditors to negotiate with the management of financially troubled companies that may or may not be in bankruptcy or may negotiate directly with debtors with respect to restructuring issues. If the Company does choose to join a committee, the Company would likely be only one of many participants, all of whom would be interested in obtaining an outcome that is in their individual best interests. There can be no assurance that the Company would be successful in obtaining results most favorable to it in such proceedings, although the Company may incur significant legal and other expenses in attempting to do so. As a result of participation by the Company on such committees, the Company may be deemed to have duties to other creditors represented by the committees, which might thereby expose the Company to liability to such other creditors who disagree with the Company's actions. Participation by the

                                    64


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Company on such committees may cause the Company to be
subject to certain restrictions on its ability to trade in a particular investment and may also make the Company an "insider" for purposes of the federal securities laws. Either circumstance will restrict the Company's ability to trade in or acquire additional positions in a particular investment when it might otherwise desire to do so.

         Bank Loans. A portion of the Company Investments may consist of loans and participations therein originated by banks and other financial institutions. The Company Investments may include loans of a type generally incurred by borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower's creditworthiness is often judged by the rating agencies to be below investment grade. Such loans are typically private corporate loans which are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business which is not generally available to the public.

         Bank loans are typically at the most senior level of the capital structure, and are often secured by specific collateral, including, but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor or its affiliates. Bank loans often contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans and other debt obligations to be acquired by the Company in this Asset Group are likely to be below investment-grade. For a discussion of the risks associated with below investment-grade investments, see "--Mezzanine Investments and High Yield Debt" above.

         The Company may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under a credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. A participation interest in a portion of a debt obligation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Company generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Company may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Company will be exposed to the credit risk of both the borrower and the institution selling the participation.

         Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes increase, new bank loans frequently adopt standardized documentation to facilitate loan trading which should improve market

                                    65


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liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, bank loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the bank loan market has been small relative to the high yield debt market.

         Equity Securities. The Company will also be permitted to invest in common and preferred stock and other equity securities, including both public and private equity securities. Equity securities generally involve a high degree of risk and will be subordinate to the debt securities and other indebtedness of the issuers of such equity securities. Prices of equity securities generally fluctuate more than prices of debt securities and are more likely to be affected by poor economic or market conditions. In some cases, the issuers of such equity securities may be highly leveraged or subject to other risks such as limited product lines, markets or financial resources. In addition, some of these equity securities may be illiquid. Because of perceived or actual illiquidity or investor concerns regarding leveraged capitalization, these securities often trade at significant discounts to otherwise comparable investments or are not readily tradable. These securities generally do not produce current income for the Company and may also be speculative. In addition, actual and perceived accounting irregularities may cause dramatic price declines in the equity securities of companies reporting such irregularities or that are rumored to be subject to accounting irregularities. The Company may experience a substantial or complete loss on individual equity securities.

THE COMPANY INVESTMENTS MAY BE CONCENTRATED IN INDUSTRIES OR ISSUERS.

         The Company is required, at the end of each quarter, subject to certain exceptions, to have (1) no more than 20% of the value of the Company's consolidated gross assets invested in the securities of any single issuer or affiliated issuers, and (2) no more than 50% of the value of the Company's consolidated gross assets invested in the securities of issuers representing, in the case of any single issuer, more than 5% of the Company's consolidated gross assets, or more than 10% of that issuer's voting securities. The Investment Manager, moreover, intends to follow a general policy of seeking to spread the Company's capital among a number of industries and issuers. Notwithstanding these facts, however, the Investment Manager may depart from its general policy from time to time and may hold a few, relatively large industry positions in relation to the Company's capital. The result of such concentration of investments is that a loss in any such position could materially reduce the Company's capital.

HISTORICAL RETURNS ACHIEVED IN OTHER FUNDS AND ACCOUNTS MANAGED BY YORK CAPITAL ARE NOT NECESSARILY INDICATIVE OF RETURNS IN COMPANY INVESTMENTS.

         The prior investment results and returns achieved for other funds and accounts managed by York Capital and related entities may not be indicative of the Company's investment results. The nature of, and risk associated with, the Company may differ substantially from those investments and strategies undertaken historically by York Capital. In some instances, return rates targeted by the Company may be less than the historical results of York Capital. In addition, market conditions and investment opportunities may not be the same for the Company as they may have been for other funds and accounts managed by York Capital and related

                                    66


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entities, and may be less favorable. Therefore, there can be no assurance that the Company's assets will perform as well as the past investments managed by York Capital. In view of the current geopolitical situation, it is possible that significant disruptions in, or historically unprecedented effects on, the financial markets and/or the businesses in which the Company expects to invest may occur, which could diminish any relevance the historical performance data of those other funds may have to the future performance of the Company.

THE DIVIDEND RATE PAYABLE TO HOLDERS OF TERM PREFERRED SHARES MAY DECREASE THE AMOUNT OF FUNDS AVAILABLE TO HOLDERS OF THE COMMON SHARES.

         The dividend rate the Company has agreed to pay to holders of Term Preferred Shares includes an additional amount if U.S. withholding tax is required to be paid by any holder of Term Preferred Shares. This decreases the amount of funds available to repay Capital Contributions made to the Company by the holders of the Common Shares in the event of the dissolution of the Company or otherwise. This also decreases the amount of funds available to the Company for investment.

INCREASES IN ASSETS UNDER MANAGEMENT BY YORK CAPITAL MAY AFFECT INVESTMENT DECISIONS.

         York Capital and its affiliates have not presently agreed to limit the amount of additional assets they may manage and they will continue to seek major new accounts. From time to time, York Capital may close one or more of its investment vehicles to new investments based on market conditions and perceived opportunities. The more assets under management by York Capital and its affiliates, the more difficult it may be for York to invest profitably for the Company because of the difficulty of trading larger positions without adversely affecting prices and performance of and managing risk associated with larger positions. In addition, there can be no assurance that appropriate investment opportunities will be available to accommodate future increases in assets under management which may require York to modify its investment decisions for the Company because it cannot deploy all the assets in the manner it desires. York and its affiliates, however, will periodically evaluate their staffing needs commensurate with the growth of assets under management and intends to add staff as needed to accommodate such growth.

THE COMPANY INVESTMENTS COMPRISED OF DEBT OBLIGATIONS ARE SUBJECT TO CREDIT AND INTEREST RATE RISKS.

         Debt portfolios are subject to credit and interest rate risks. "Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies are often reviewed and may be subject to downgrade. "Interest rate risk" refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a debt instrument indirectly (especially in the case of fixed rate securities) and directly (especially in the case of instruments whose rates are adjustable). In general, rising interest rates will negatively impact the price of a fixed rate debt instrument and falling interest rates will have a positive effect on price. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending,

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however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors). Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules. In addition, interest rate increases generally will increase the interest carrying costs to the Company of borrowed securities and leveraged investments.

         An unstable geopolitical climate and continued threats of terrorism could have a material effect on general economic conditions, market conditions and market liquidity. A negative impact on economic fundamentals and consumer confidence may increase the risk of default of particular Company Investments, negatively impact market value, increase market volatility, cause credit spreads to widen and reduce liquidity, all of which could have an adverse effect on the investment performance of the Company. No assurance can be given as to the effect of these events on the value of or markets for Company Investments.

THE COMPANY INVESTMENTS ARE ILLIQUID, AND AS A RESULT, THE INVESTMENT MANAGER MAY NOT BE ABLE TO EXECUTE AN EXIT STRATEGY WITH RESPECT TO SUCH COMPANY INVESTMENTS ON FAVORABLE TERMS IN A TIMELY FASHION OR AT ALL.

         The market value of Company Investments (including those in the Collateral) will fluctuate with, among other things, changes in market rates of interest, general economic conditions, economic conditions in particular industries, the condition of financial markets and the financial condition of the issuers of Company Investments. In addition, the lack of an established, liquid secondary market for many of the Company Investments may have an adverse effect on the market value of Company Investments and on the Company's ability to dispose of them. Furthermore, Company Investments will be subject to certain transfer restrictions that may also contribute to illiquidity. Therefore, no assurance can be given that, if the Company is determined to dispose of a particular investment, it could dispose of such investment at the previously prevailing market price.

         A portion of the Company's investments will consist of securities that are subject to restrictions on resale by the Company for reasons including that they were acquired in a "private placement" transaction or that the Company is deemed to be an affiliate of the issuer of such securities. Generally, the Company will be able to sell such securities without restriction to other large institutional investors but may be restrained in its ability to sell them to other investors. If restricted securities are sold to the public, the Company may be deemed to be an underwriter or possibly a controlling person with respect thereto for the purposes of the Securities Act and be subject to liability as such under the Securities Act.

THE SUCCESS OF THE COMPANY DEPENDS ON THE INVESTMENT MANAGER, AND THE LOSS OF ONE OR MORE INVESTMENT PROFESSIONALS BY THE INVESTMENT MANAGER COULD HARM THE COMPANY.

         The success of the Company will be highly dependent on the financial and managerial expertise of the Investment Manager. See "Management." The loss of one or more of the members of the Investment Committee could have a material adverse effect on the performance of the Company. Although the Investment Manager and the members of the Investment Committee will devote a significant amount of their respective efforts to the Company, they actively manage investments for other clients and are not required to and will not devote all of their time to the Company's affairs.

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THE COMPANY MAY NOT OBTAIN EXEMPTIVE RELIEF FROM THE SEC AND WOULD NOT BE
PERMITTED TO CO-INVEST WITH RELATED PARTIES.

         As explained above in the section captioned "Investment Program--Co-Investment," the Company, the Investment Manager and its related companies intend to apply to the SEC for exemptive relief to enable the Company , the Investment Manager and its related companies to co-invest with Unregistered Funds in privately placed securities. There are no assurances that the Company, the Investment Manager and its related companies will receive the requested relief. If such relief is not obtained, the Investment Manager may be required to allocate some covered investments solely to the Company and others solely to the Unregistered Funds. Although the Company does not anticipate that this would have a material adverse effect on the Company, it could have an adverse effect on the speed at which the Company is able to invest its assets and on the performance of the Company.

THE INVESTMENT MANAGER'S STRATEGIES TO HEDGE INTEREST RATE RISK MAY NOT BE SUCCESSFUL.

         The Investment Manager is authorized to use various investment strategies to hedge interest rate risks. These strategies are generally accepted as portfolio management techniques and are regularly used by many investment funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. The Investment Manager may use any or all such types of interest rate hedging transactions at any time and no particular strategy will dictate the use of one transaction rather than another. The choice of any particular interest rate hedging transactions will be a function of numerous variables, including market conditions.

         Although the Investment Manager intends to engage in interest rate hedging transactions only for hedging and risk management purposes and not for speculation, use of interest rate hedging transactions involves certain risks. These risks include (i) the possibility that the market will move in a manner or direction that would have resulted in gain for the Company had interest rate hedging transactions not been utilized, in which case it would have been better had the Company not engaged in the interest rate hedging transactions, (ii) the risk of imperfect correlation between the risk sought to be hedged and the interest rate hedging transactions utilized and (iii) potential illiquidity for the hedging instrument utilized, which may make it difficult for the Company to close out or unwind one or more interest rate hedging transactions.

         The Company is also authorized to enter into certain hedging and short sale transactions, referred to herein as "Defensive Hedge Transactions," for the purpose of protecting the market value of a Company Investment for a period of time without having to currently dispose of such Company Investment. Such Defensive Hedge Transactions may be entered into when the Company is legally restricted from selling a Company Investment or when the Company otherwise determines that it is advisable to decrease its exposure to the risk of a decline in the market value of a Company Investment. There can be no assurance that the Company will accurately assess the risk of a market value decline with respect to a Company Investment or enter into an appropriate Defensive Hedge Transaction to protect against such risk. Furthermore, the Company is not obligated to enter into any Defensive Hedge Transaction.

         The Company may from time to time employ various investment programs including the use of derivatives, short sales, swap transactions, securities lending agreements and repurchase

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


agreements. There can be no assurance that any such investment program will be undertaken successfully.

THE COMPANY MAY ENTER INTO SPECULATIVE HEDGING TRANSACTIONS WHICH MAY NOT BE PROFITABLE.

         In addition to hedging transactions entered into for the purpose of interest rate hedging and Defensive Hedge Transactions, the Company is also authorized to make investments in the form of hedging and short sale transactions. These investments are more generally known as total rate of return swaps or credit derivatives. These transactions generally provide for the transfer from one counterparty to another of certain credit risks inherent in the ownership of a financial asset such as a bank loan or a high yield security. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or that credit spreads for like assets will change (thus affecting the market value of the financial asset). The transfer of credit risk pursuant to a credit derivative may be complete or partial, and may be for the life of the related asset or for a shorter period. Credit derivatives may be used as a risk management tool for a pool of financial assets, providing the Company with the opportunity to gain or reduce exposure to one or more reference loans or other financial assets (each, a "Reference Asset") without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, credit derivatives may be used by the Company to reduce exposure to an owned asset without selling it in order, for example, to maintain relationships with clients, avoid difficult transfer restrictions, manage illiquid assets or hedge declining credit quality of the financial asset.

         The Company would typically enter into these transactions in order to permit the Company to realize the same or similar economic benefit of owning one or more Reference Assets on a leveraged basis. However, because the Company would not own the Reference Assets, the Company may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors on the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties. In addition, the Company will not benefit from general rights applicable to the holders of the Reference Assets, such as the right to indemnity and rights of setoff. The economic performance of the Reference Assets will largely depend upon the ability of the actual lenders or holders or their agents or trustees to administer the Reference Assets. Moreover, in monitoring and enforcing the lenders' or holders' rights under related documentation and in consenting to or proposing amendments to the terms included in such documentation, the actual lenders or holders will not have any obligation to consider the economic interests of the Company.

         Total rate of return swaps and other credit derivatives are subject to many of the same types of risks described above in "--The Investment Manager's strategies to hedge interest rate risk may not be successful." For example, in the event that the Company enters into a credit derivative with a counterparty who subsequently becomes insolvent or files a bankruptcy case, the credit derivative may be terminated in accordance with its terms and the Company's ability to realize its rights under the credit derivative could be adversely affected.

         Total rate of return swaps and other credit derivatives are a relatively recent development in the financial markets. Consequently, there are certain legal, tax and market uncertainties that

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present risks in entering into such total rate of return swaps and other credit derivatives. There is currently little or no case law or litigation characterizing total rate of return swaps or other credit derivatives, interpreting their provisions, or characterizing their tax treatment.
In addition, additional regulations and laws may apply to total rate of return swaps or other credit derivatives that have not heretofore been applied or in existence. There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have a material adverse effect on the Company.

         The use of leverage will significantly increase the sensitivity of the market value of the total rate of return swaps or other credit derivatives to changes in the market value of the Reference Assets. The Reference Assets are subject to the risks related to the credit of their underlying obligors. These risks include the possibility of a default or bankruptcy of the obligors or a claim that the pledging of collateral to secure a loan constituted a fraudulent conveyance or preferential transfer that can be subordinated to the rights of other creditors of the obligors or nullified under applicable law. See "--The Company's asset mix will include primarily high risk investments, and the Company could incur losses on some or all of them," "--The Company could be subject to allegations of lender liability and equitable subordination, which could require the Company to incur expense defending its actions," and "--Various Company Investments could be alleged to be fraudulent conveyances."

THE COMPANY MAY ENGAGE IN SELLING SECURITIES SHORT, WHICH CREATES THE RISK OF LOSING AN AMOUNT GREATER THAN THE INITIAL INVESTMENT IN A RELATIVELY SHORT TIME.

A short sale involves the theoretically unlimited risk of an increase in the market price of the securities sold short, which could theoretically expose the Company to an unlimited loss. The Indenture governing the Notes limits the amount of equity securities borrowed in connection with Short Sale Transactions to no more than the greater of 15% of Total Capitalization (as defined in Appendix C and Appendix D) of the Company and 15% of the net asset value of the Company.

MEMBERS OF THE INVESTMENT COMMITTEE MAY HAVE ACCESS TO CERTAIN NON-PUBLIC INFORMATION WITH RESPECT TO ISSUERS IN WHICH THE COMPANY INVESTS WHICH MAY AFFECT THE ABILITY OF THE COMPANY TO SELL COMPANY INVESTMENTS AT CERTAIN TIMES.

         It is anticipated that the Company, through the members of the Investment Committee, will be represented on the boards of some of the companies in which the Company makes investments (although the Company has no obligation to seek representation on any such boards). While such representation is important to the Investment Manager's investment strategy and should enhance the Investment Manager's ability to manage Company Investments, it may also have the effect of impairing the ability of the Company to sell the related Company Investments when, and upon the terms, it might otherwise desire, including as a result of applicable securities laws. Under its current policies, the Investment Manager restricts members of the Investment Committee from investing in investments under the Investment Committee's consideration.

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THE COMPANY MAY BE SUBJECT TO LITIGATION RELATING TO ITS INVESTMENT ACTIVITIES.

         The Company's investment activities subject it to the normal risks of becoming involved in litigation by third parties. This risk is somewhat greater where the Company exercises control or significant influence over a company's direction, including as a result of board participation. The expense of defending against claims made against the Company by third parties and paying any amounts pursuant to settlements or judgments would, to the extent that (i) the Company has not been able to protect itself through indemnification or other rights against the portfolio company, (ii) the Company is not entitled to such protections or (iii) the portfolio company is not solvent, be borne by the Company pursuant to indemnification obligations and reduce net assets. The Directors, the Investment Manager and others are indemnified by the Company in connection with such litigation, subject to certain conditions.

THE COMPANY COULD BE SUBJECT TO ALLEGATIONS OF LENDER LIABILITY AND EQUITABLE SUBORDINATION, WHICH COULD REQUIRE THE COMPANY TO INCUR EXPENSE DEFENDING ITS ACTIONS.

         In recent years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed "lender liability"). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Company Investments, the Company could be subject to allegations of lender liability.

         In addition, under common law principles that in some cases form the basis for lender liability claims, if a lending institution (i) intentionally takes an action that results in the under capitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence to dominate or control a borrower to the detriment of the other creditors of such borrower, a court may elect to subordinate the claim of the offending lending institution to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination." Because of the nature of certain of the Company Investments and investments in an obligor by affiliates of the Company, the Company could be subject to claims from creditors of an obligor that Company Investments issued by such obligor that are held by the Company should be equitably subordinated. A significant number of Company Investments will involve investments in which the Company would not be the lead creditor. It is, accordingly, possible that lender liability or equitable subordination claims affecting the Company Investments could arise without the direct involvement of the Company.

VARIOUS COMPANY INVESTMENTS COULD BE ALLEGED TO BE FRAUDULENT CONVEYANCES.

         Various federal and state laws enacted for the protection of creditors may apply to the Company Investments by virtue of the Company's role as a creditor with respect to such Company Investments. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of a borrower, such as a trustee in bankruptcy or the borrower as debtor-in-possession, were to find that the borrower did not receive fair consideration or reasonably equivalent value

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for incurring indebtedness evidenced by a Company Investment and the grant of any security interest or other lien securing such Company Investment, and, after giving effect to the incurring of such indebtedness, the borrower (i) was insolvent, (ii) was engaged in a business for which the assets remaining in such borrower constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could invalidate, in whole or in part, such indebtedness and such security interest or other lien as fraudulent conveyances, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower (including to the Company) in satisfaction of such indebtedness or proceeds of such security interest or other lien previously applied in satisfaction of such indebtedness. In addition, in the event of the insolvency of an issuer of a Company Investment, payments made on the Company Investment could be subject to avoidance as a "preference" if made within a certain period of time (which may be as long as one year) before insolvency depending on a number of factors, including the amount of equity of the borrower owned by the Company and its affiliates and any contractual arrangements between the borrower, on the one hand, and the Company and its affiliates, on the other hand. The measure of insolvency for purposes of the foregoing will vary depending on the law of the jurisdiction which is being applied. Generally, however, a borrower would be considered insolvent at a particular time if the sum of its debts was greater than all of its property at a fair valuation or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether a borrower was insolvent after giving effect to the incurrence of the loan or that, regardless of the method of evaluation, a court would not determine that the borrower was "insolvent" upon giving effect to such incurrence.

         In general, if payments on a Company Investment are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient (such as the Company) or from subsequent transferees of such payments, including shareholders.

THE INVESTMENT MANAGER MAY MAKE UNPROFITABLE INVESTMENTS.

         The level of analytical sophistication, both financial and legal, necessary for successful investment in the Company Investments is unusually high. There is no assurance that the Investment Manager will correctly judge the nature and magnitude of the many factors that could affect the prospects for successful investments in Company Investments.

DUE TO THE COMPETITIVE NATURE OF THE BUSINESS OF INVESTING, THE INVESTMENT MANAGER MAY NOT EFFECTIVELY OBTAIN SUITABLE INVESTMENT OPPORTUNITIES.

         The business of investing in Mezzanine Investments and High Yield Debt, Distressed Debt, Bank Loans and Equity Securities is highly competitive. The identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. Consequently, there can be no assurance that the Investment Manager will be able to invest fully the Company's assets or that suitable investment opportunities will be identified which satisfy the Company's rate of return objective.

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THE INTERESTS OF THE INVESTMENT MANAGER, THE PLACEMENT AGENT AND THEIR
AFFILIATES MAY CONFLICT WITH THE INTERESTS OF HOLDERS OF THE COMMON SHARES.

         The Investment Manager, the Placement Agent and their respective partners, officers, directors, shareholders, members, managers, employees, affiliates and agents may be subject to certain potential or actual conflicts of interest in connection with the activities of, and investments by, the Company. The Placement Agent and its respective affiliates may have provided, and may in the future provide, investment banking, commercial banking, prime brokerage and other services to the Company, the issuers of Company Investments and to other persons whose activities may affect Company Investments. Affiliates and employees of the Investment Manager may be equity investors in the Company. The Placement Agent or its affiliates may also be selected by the Investment Manager to value Company Investments.

         Carried Interest and Management Fees

         The existence of the Carried Interest arrangement may create a conflict of interest between the Investment Manager and the shareholders as it may cause the Investment Manager to increase leverage and/or to make investments for the Company which are more speculative or subject to greater risk than the Investment Manager might otherwise make for the Company in the absence of such Carried Interest arrangement. Because the Carried Interest is paid only on realized gains, such an arrangement may create an incentive for the Investment Manager to realize gains on certain investments in order to receive a Carried Interest when it may be in the best interests of the Company to wait to liquidate such positions. In addition, initially the Management Fee will be based on Committed Capital, regardless of whether the Company issues Common Shares, Preferred Shares or Notes. After the Initial Draw Period, the Management Fee will be based on the NAV of the Company Investments and other assets held by the Company per annum. The Management Fee and Carried Interest may be higher than fees and allocations charged by other investment managers for similar services. See "Summary of Terms--Carried Interest" and "--Management Fee."

         Other Investment Activities

         The Investment Manager and its respective affiliates, employees and associates currently do and in the future may manage other funds and accounts other than the assets of the Company, including for certain holders of Common Shares ("Other Adviser Accounts"), that invest in assets eligible for purchase or sale by the Company. The investment policies, fee arrangements and other circumstances of the Company may vary from those of Other Adviser Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Company and Other Adviser Accounts. In general, as permitted by the Investment Company Act and an exemptive order if granted to the Investment Manager and its related companies, the Investment Manager and its related companies will allocate investment opportunities pro rata among the Company and Other Adviser Accounts (assuming the investment satisfies the objectives of each) based on the amount of funds each then has available for such investment and under management by the Investment Manager and its related companies. Investment opportunities in privately placed securities will be subject to allocation procedures. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, the Company may desire to retain an asset at the same time that one or more Other Adviser Accounts desire to sell it. The Investment Manager and its related companies intend to allocate

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investment opportunities to the Company and Other Adviser Accounts in a manner that they believe in their judgment and based upon applicable regulatory requirements and their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the Company and the Other Adviser Accounts. All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Company or the availability or size of a particular investment purchased or sold by the Company. In other cases, however, the ability of the Company to participate in volume transactions may produce better execution for the Company. The Investment Manager believes that this advantage, when combined with the other benefits available due to the Investment Manager's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

         Representation

         The Company, the Investment Manager, the Placement Agent and the trustee for the Indenture have used their own legal, tax and other advisors in connection with the offering of the Common Shares. These advisors do not represent the shareholders or prospective purchasers individually solely as a result of their investment in the Company. Prospective purchasers of the Common Shares should consult their own legal, tax and accounting advisors with respect to their investment in the Company.

THE INVESTMENT MANAGER WILL UTILIZE AND RELY ON BROKERS IN CONDUCTING CERTAIN TRADES, WHICH MAY CAUSE THE COMPANY TO INCUR TRANSACTION COSTS.

         Subject to the supervision of the Board of Directors, decisions to buy and sell securities and bank loans for the Company and decisions regarding brokerage commission rates are made by the Investment Manager. Transactions on stock exchanges involve the payment by the Company of brokerage commissions. In certain instances the Company may make purchases of underwritten issues at prices which include underwriting fees.

         Selection of Brokers and Dealers

         The Investment Manager is authorized to designate the brokers, dealers, banks, clearing associations, depositaries and other counterparties and financial institutions (collectively, "brokers and dealers"), to be used for all transactions by the Company. Accordingly, the Investment Manager will designate brokers and dealers from time to time.

         The policy of the Investment Manager regarding purchases and sales for the portfolio is that primary consideration will be given to obtaining the most favorable execution of the transactions in seeking to implement the Investment Manager's investment strategy. The Investment Manager will effect transactions with those brokers and dealers which the Investment Manager believes provide the most favorable prices and who are capable of providing efficient executions. Those factors that the Investment Manager believes contribute to efficient execution include size of the order, difficulty of execution, operational capabilities and facilities of the broker or dealer involved, whether that broker or dealer has risked its own capital in purchasing a block of securities or other assets and the prior experience of the broker or dealer in effecting transactions of the type in which the Investment Manager will engage. Additional considerations

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include the ability of brokers and dealers to provide internal and external research services and research related travel, special execution capabilities, clearance, settlement, custody or other services including communications and data processing and other similar equipment and services and the furnishing of stock quotation information. In selecting brokers or dealers to execute particular transactions, the Investment Manager may consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) and other information provided by the brokers and dealers. Subject to the limitations set forth under Section 28(e) of the Exchange Act, (i) research may include, among other things, proprietary research from brokers, which may be written, oral or on-line, (ii) research products may include, among other things, computers or terminals, computer databases and quotation equipment, in each case, to access research or which provide research directly, and (iii) research services may include, among other things, research concerning market, economic and financial data, statistical information, data on pricing and availability of securities, financial publications, electronic market quotations, performance measurement services, analyses concerning specific securities, companies or sectors, and market, economic and financial studies and forecasts. Any such brokerage and research services will be used for the benefit of all accounts managed by the Investment Manager. Consistent with obtaining the most favorable execution, the Investment Manager may use certain brokers and dealers who may refer or who have referred prospective investors to the Fund or to Other Adviser Accounts. The Investment Manager also may cause a broker or dealer who provides such brokerage and research services to be paid a commission or, in the case of a dealer, a dealer spread for executing a portfolio transaction, which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Prior to making such an allocation to a broker or dealer, however, the Investment Manager will make a good faith determination that such commission or spread was reasonable in relation to the value of the brokerage, research or other services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Investment Manager or its affiliates exercise trading discretion.

         These services or products would otherwise only be available to the Investment Manager for a cash payment. To the extent that the Investment Manager utilizes commissions to obtain items that would otherwise be an expense of the Investment Manager, such use of commissions could be viewed as additional compensation to the Investment Manager. This creates a potential conflict of interest between the Investment Manager's fiduciary duty to operate the Company in the best interest of the members and its desire to receive or direct these "soft-dollar" benefits. As a result of receiving such services or products, the Investment Manager has an incentive to use, and to continue to use, such brokers and dealers to effect transactions for the accounts over which the Investment Manager or its affiliates exercise trading discretion so long as such brokers and dealers continue to provide such soft dollar credits to the Investment Manager.

         The above-mentioned services and equipment obtained by the Investment Manager through the Company's brokerage allocations and dealer spreads, whether or not directly useful to it, may be useful to the Investment Manager in connection with services rendered to the Company or to Other Adviser Accounts. Similarly, the above mentioned services and equipment obtained by the Investment Manager for commissions paid to brokers or spreads paid to dealers in the course of managing such other accounts may be useful to the Company. Since any particular above mentioned services and equipment obtained by the Investment Manager may be useful to the Company, the Investment Manager, in considering the reasonableness of the

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


brokerage commission or dealer spreads paid by the Company, does not attempt to allocate the relative costs or benefits of research or other consideration.

         Allocation of Investments

         One or more of the other investment funds or accounts which the Investment Manager manages may own from time to time some of the same investments as the Company. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold and any transaction costs will be allocated among the companies and accounts on a good faith equitable basis by the Investment Manager in its discretion in accordance with the accounts' various investment objectives, subject to the Investment Company Act, the terms of any exemptive relief obtained from the Securities and Exchange Commission and the allocation procedures adopted by the Board of Directors related to privately placed securities. In some cases, this system may adversely affect the price or size of the position obtainable for the Company. In other cases, however, the ability of the Company to participate in volume transactions may produce better execution for the Company. This advantage, when combined with the other benefits available due to the Investment Manager's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

         Other business activities of the Placement Agent

         The Placement Agent and its affiliates may underwrite or act as agent or lender in respect of certain of the Company Investments, may have ongoing relationships (including, without limitation, the provision of investment banking, commercial banking, prime brokerage and advisory services or engaging in securities or derivatives transactions) with issuers whose debt obligations or equity securities constitute Company Investments and may own either equity securities or debt obligations (including the debt obligations or equity securities which constitute Company Investments) issued by such issuers. The Placement Agent and its affiliates may have ongoing relationships (including, without limitation, the provision of investment banking, commercial banking, prime brokerage and advisory services or engaging in securities or derivatives transactions) with the Investment Manager and investors in the Common Shares, Preferred Shares or the Notes. In addition, the Placement Agent and its affiliates and clients may invest in obligations that have interests different from or adverse to the obligations that constitute Company Investments. From time to time, the Company may purchase or sell Company Investments from or through the Placement Agent or any of its affiliates. The Placement Agent does not take any responsibility for, and has no obligation in respect of, the Company or any of its affiliates. The Placement Agent or its affiliates may act as a hedge counterparty with respect to any hedge agreement entered into by the Company.

ECONOMIC DOWNTURNS COULD IMPAIR THE VALUE OF THE COMPANY'S PORTFOLIO SECURITIES AND HARM THE COMPANY'S PERFORMANCE RESULTS.

         An investment in the Company should be made with the understanding that the value of the Company's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of debt and equity securities in general and other factors that affect the market. Economic slowdowns or downturns could lead to financial losses in the Company's portfolio securities and a decrease in the revenues, net

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income and assets of the Company. In addition, many of the Company's portfolio securities may be similarly subject to the same economic conditions, which could adversely impact the Company's returns.

         An investment in the Company should also be made with the understanding of the risks inherent in an investment in debt and equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the debt and equity markets may deteriorate. Debt and equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Decreases in the market value of the Company's portfolio securities will adversely affect the return on the Common Shares.

         All investors should review "Benefit Plan Investor Considerations" and "Certain U.S. Federal Income Tax Aspects of an Investment in the Company" for a discussion of certain additional risk factors.

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                          CERTAIN TERMS OF THE OFFERING

SUBSCRIPTIONS

         The Investment Manager, on behalf of the Company, hereby offers to Qualified Investors Common Shares in the Company, with a minimum subscription of $10 million subject to waiver in the Investment Manager's discretion for selected investors. There is no maximum amount of Common Shares for which an investor may subscribe, subject to the right of the Company, in its sole discretion, to reduce the amount of a subscription prior to acceptance. The Investment Manager and the Placement Agent may reject any subscription for any reason. In addition, the Company and the Investment Manager may, in their discretion, allocate the amount of the Common Shares to potential investors. Common Shares will be sold only to investors satisfying the investor suitability standards of the Company. See "--Investor Suitability Standards."

INVESTOR SUITABILITY STANDARDS

         An investment in the Company is suitable only for persons of substantial financial means who have no need for liquidity with respect to their investment in the Company and who fully understand, are willing to assume and have the financial resources necessary to withstand, the risks involved in the Company's specialized investment program. Shareholders must be able to bear the loss of their entire investment in the Company. The Common Shares will be sold only to investors each of whom represents in its Subscription Agreement that:
(i) it is acquiring the Common Shares for its own account, for investment purposes only and not with a view to the resale or distribution thereof; (ii) it is aware that the Common Shares have not been registered under the Securities Act and that its right to transfer the Common Shares will be restricted by the Securities Act, applicable state securities laws and the terms of the Operating Agreement, and it is aware of the absence of a market for the Common Shares;
(iii) it is an "accredited investor" as defined in Rule 501(a) under the Securities Act, (iv) it is a "qualified client" within the meaning of Rule 205-3 of the Advisers Act; and (v) it is a "qualified purchaser" as defined in Section 2(a)(51)(A) under the Investment Company Act.

         Each prospective investor in the Company is required to execute and deliver a Subscription Agreement and to make other representations and to satisfy certain other standards set forth in the Subscription Agreement. Investors in certain states or jurisdictions outside the United States may be required to meet additional requirements or standards imposed by the securities laws or regulations of such states or jurisdictions.

         The Company may revoke the offer made herein and refuse to sell any Common Shares to a prospective investor if the Company concludes for any reason that the Common Shares are not a suitable investment for such investor, even if such investor returns a Subscription Agreement with appropriate representations.

         THE SUITABILITY STANDARDS DISCUSSED ABOVE REPRESENT MINIMUM SUITABILITY STANDARDS FOR PROSPECTIVE INVESTORS. EACH PROSPECTIVE INVESTOR, TOGETHER WITH ITS INVESTMENT, TAX, LEGAL, ACCOUNTING AND OTHER ADVISORS, SHOULD DETERMINE WHETHER THIS INVESTMENT IS APPROPRIATE FOR SUCH INVESTOR.

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SUBSCRIPTION PROCEDURES

         To subscribe for the Common Shares, a prospective investor must request, complete and execute a Subscription Agreement and deliver it to the Company at:

              York Enhanced Strategies Management, LLC
              767 Fifth Avenue, 17th Floor
              New York, New York  10153
              Attention:  Brooke S. Parish

              With a copy to:

              Morgan Stanley & Co. Incorporated
              1585 Broadway
              New York, New York 10036
              Attention: Zach Buchwald or Fatima Steiner

         By completing, executing and delivering the Subscription Agreement, a prospective investor agrees to purchase the Common Shares subscribed for and to make payment to the Company, as described in the Subscription Agreement, subject to acceptance by the Investment Manager. In addition, by executing the Subscription Agreement, including the power of attorney (the "Power of Attorney") contained therein, the investor irrevocably appoints the Investment Manager as its attorney-in-fact to execute and deliver in its name and on its behalf the Operating Agreement and all documents necessary to carry out the Operating Agreement and all further amendments to the Operating Agreement made in accordance with the terms of the Operating Agreement and that the Investment Manager deems appropriate to reflect a change, modification or continuation of the Company. The Power of Attorney is irrevocable. Investors who breach the Subscription Agreement by failing to pay a capital call within 10 days after receiving a second notice from the Company may be subject to having the Common Shares repurchased, retired and canceled by the Company at a discount to the NAV of such Common Shares, which price will in no event be less than 66 2/3% of the NAV of such Common Shares, and/or to other consequences, subject to the sole discretion of a majority of independent Directors.

         A portion of the Common Shares will be offered through Morgan Stanley, as placement agent for the Common Shares of the Company. Organizational and offering expenses of the Company will include a placement fee payable by the Company to Morgan Stanley for subscriptions accepted by the Company through Morgan Stanley. See "Summary of Material Terms of the Company--Placement and Organizational Fees and Expenses." As with organizational expenses of the Company, all investors in the Common Shares will bear a pro rata portion of the placement fee expense.

FORM OF SECURITIES; BOOK ENTRY

         The Common Shares will initially be issued in the form of a Global Security to be deposited with DTC/Clearstream or its nominee. Any holder may request a physical security be issued to it. Holders that are not "qualified institutional buyers," as that term is defined in Rule 144A(a) promulgated under the Securities Act, will not be permitted to hold their Common Shares through a Global Security and will instead be required to hold physical securities

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representing their Common Shares. Interests in the Common Shares may not be
transferred through DTC/Clearstream or its nominee in a transaction unless the proposed transferee is a "qualified institutional buyer" and the aggregate price of the Common Shares proposed to be purchased and sold in such transaction is equal to or greater than $1.0 million. If the proposed transferee is not such a "qualified institutional buyer," or if the aggregate price of the Common Shares proposed to be purchased and sold in such transaction is less than $1.0 million, the transferee will receive physical certificates representing the transferred Common Shares.


ANTI-MONEY LAUNDERING REQUIREMENTS

         The Investment Manager is committed to the prevention of money laundering. To this end, the Investment Manager may require detailed information about a subscriber's or shareholder's identity, the identity of any beneficial owner of the Common Shares and the source of the subscriber's funds. The Investment Manager maintains the privacy of information provided by subscribers and shareholders, as required by federal law. No such information will be supplied to any nonaffiliated party except as required by law.

         The Investment Manager reserves the right to request information as it deems necessary to confirm the identity of a subscriber and/or a shareholder. The Investment Manager may refuse to accept a subscription if such information is not forthcoming or found to be inadequate or non-responsive, in the Investment Manager's sole discretion. The Investment Manager may suspend distributions to any shareholder if the Investment Manager deems it necessary to comply with applicable anti-money laundering regulations.

         Each subscriber shall be required to make representations to the Investment Manager in connection with the anti-money laundering program (the "AML Program") adopted by the Investment Manager, including, without limitation, representation to the Investment Manager that the subscriber is not a prohibited country, territory, individual or entity listed on the U.S. Department of the Treasury's Office of Foreign Asset Control ("OFAC") website and that it is not directly or indirectly affiliated with any country, territory, individual or entity named on an OFAC list or prohibited by any OFAC sanctions programs.

PRIVACY POLICY OF THE COMPANY AND THE INVESTMENT MANAGER

         The Company and the Investment Manager are committed to maintaining the privacy of the investors and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Company and the Investment Manager collect, how they protect that information and why, in certain cases, the Company and the Investment Manager may share information with select other parties.

         The Company and the Investment Manager do not disclose, except with consent, any nonpublic personal information about holders or former holders of securities of the Company to anyone, except as permitted or required by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator). The Company and the Investment Manager do not share such information with third parties for financial gain or commercial advantage; rather, such information is shared only in accordance with the core investment business of the Company.

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         The Company and the Investment Manager restrict access to nonpublic personal information about holders of securities of the Company to the Company's and Investment Manager's affiliates and agents with a legitimate business need for the information. The Company maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its shareholders.

CUSTOMER IDENTIFICATION PROGRAM

         Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information, for each holder of securities of the Company. Subscription packets without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any security holder's account until the identity of such security holder is verified; or (b) to refuse an investment in the Company or to redeem involuntarily a security holder's shares and close the shareholder's account in the event that the security holder's identity is not verified. The Company and its agents will not be responsible for any loss in a security holder's account resulting from the security holder's delay in providing all required identifying information or from closing an account and redeeming a security holder's shares when the security holder's identity is not verified.

CLEARANCE THROUGH DTC/CLEARSTREAM

         The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that the Company believes to be reliable, but the Company, the Investment Manager and the Placement Agent take no responsibility for the accuracy thereof.

         It is anticipated that the Common Shares will initially be issued in the form of a Global Security to be deposited with DTC or its nominee. Any holder of Common Shares may request a physical security be issued to it. It is also anticipated that the Common Shares will be accepted for clearance through Clearstream.

         The Depository Trust Company, New York, NY, will act as securities depository for the Common Shares. The Common Shares will be issued as fully-registered securities registered in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered Common Share certificate will be issued for each issue of the Common Shares, each in the aggregate principal amount of such issue, and will be deposited with DTC.

         DTC, the world's largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 2.2 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC's

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participants ("Direct Participants") (including Clearstream) deposit with
DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between Direct Participants' accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation ("DTCC"). DTCC, in turn, is owned by a number of Direct Participants of DTC and Members of the National Securities Clearing Corporation, Fixed Income Clearing Corporation and Emerging Markets Clearing Corporation (NSCC, FICC, and EMCC, also subsidiaries of DTCC), as well as by the New York Stock Exchange, Inc., the American Stock Exchange LLC, and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). DTC has Standard & Poor's highest rating:
AAA. The DTC rules applicable to its Participants are on file with the Securities and Exchange Commission. More information about DTC can be found at www.dtcc.com and www.dtc.org.

         Purchases of Common Shares under the DTC system must be made by or through Direct Participants, which will receive a credit for the Common Shares on DTC's records. The ownership interest of each actual purchaser of each Common Share ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Common Shares are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners who decide to hold the Common Shares through the Direct and Indirect Participants will not receive certificates representing their ownership interests in Common Shares, except in the event that use of the book-entry system for the Common Shares is discontinued.

         To facilitate subsequent transfers, all Common Shares deposited by Direct Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of Common Shares with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Common Shares; DTC's records reflect only the identity of the Direct Participants to whose accounts such Common Shares are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

         Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

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         Redemption notices shall be sent to DTC. If less than all of the Common
Shares are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

         Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to Common Shares unless authorized by a Direct Participant in accordance with DTC's procedures. Under its usual procedures, DTC mails an Omnibus Proxy to the Company as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

         Redemption proceeds, distributions, and dividend payments on the Common Shares will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit Direct Participants' accounts upon DTC's receipt of funds and corresponding detail information from the Company or JPMorgan Chase Bank, National Association (the "Agent"), on payable date in accordance with their respective holdings shown on DTC's records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC, the Agent or the Company, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of the Company or the Agent, disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

         DTC may discontinue providing its services as depository with respect to the Common Shares at any time by giving reasonable notice to the Company or the Agent. Under such circumstances, in the event that a successor depository is not obtained, Common Share certificates are required to be printed and delivered.

         The Company may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, Common Share certificates will be printed and delivered to DTC.

ARBITRATION

         The Operating Agreement will provide that, to the extent permitted by law, any dispute relating to such Operating Agreement or the Company which cannot be amicably resolved shall be resolved by binding arbitration conducted in New York, New York in accordance with the rules of the American Arbitration Association then prevailing, and the decisions of the arbitrators shall be final and binding on all the parties. The costs of the arbitration (other than fees and expenses of counsel, which shall be the responsibility of the parties retaining such counsel) shall be allocated among the parties as determined by the arbitrator.

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                      BENEFIT PLAN INVESTOR CONSIDERATIONS

         To ensure compliance with U.S. Treasury Department Circular 230, investors in the Common Shares are hereby notified that: (A) any discussion of U.S. federal tax issues in this document is not intended or written to be relied upon, and cannot be relied upon by investors in Common Shares, for the purposes of avoiding penalties that may be imposed on investors in securities under the U.S. Internal Revenue Code; (B) such discussion is written in connection with the promotion or marketing of the Common Shares and other matters addressed herein by the Company, the Investment Manager and the Placement Agent; and (C) investors in the Common Shares should seek advice based on their particular circumstances from their own independent tax advisors. U.S. counsel does not intend to be, and is not, engaged in the promotion or marketing of the transactions or matters described in this document, and no inference to the contrary shall be implied by reason of the U.S. tax discussion set forth herein.

         Fiduciaries and other persons who are proposing to invest in the Common Shares on behalf of an employee benefit plan investor subject to Title I of ERISA (an "ERISA Plan") and/or a benefit plan investor within the meaning of U.S. Department of Labor Regulation Section 2510.3-101(f)(2) (collectively "Benefit Plan Investors") should review the following summary.

         THIS SUMMARY IS BASED ON THE PROVISIONS OF ERISA AND THE CODE (AND RELATED REGULATIONS AND ADMINISTRATIVE AND JUDICIAL INTERPRETATIONS) AS OF THE DATE HEREOF. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE, AND NO ASSURANCE CAN BE GIVEN THAT FUTURE LEGISLATION, COURT DECISIONS, ADMINISTRATIVE REGULATIONS, RULINGS OR ADMINISTRATIVE PRONOUNCEMENTS WILL NOT SIGNIFICANTLY AFFECT THE DISCUSSION BELOW. ANY SUCH CHANGES MAY BE RETROACTIVE AND MAY THEREBY APPLY TO TRANSACTIONS ENTERED INTO PRIOR TO THE DATE OF THEIR ENACTMENT OR RELEASE.

FIDUCIARY RESPONSIBILITY REQUIREMENTS AND PROHIBITED TRANSACTIONS

         The fiduciary or fiduciaries of an ERISA Plan contemplating an investment in the Common Shares should carefully consider whether the investment is consistent with ERISA's fiduciary responsibility requirements, taking into account the facts and circumstances of the plan. Such considerations include, without limitation, whether the investment: (i) satisfies the diversification requirements of ERISA Section 404(a)(1)(C) taking into account the plan's investment policy and portfolio; (ii) is for the exclusive purpose of providing benefits to plan participants and beneficiaries and defraying reasonable plan expenses; (iii) is permitted under the plan's governing instruments; and (iv) is prudent in accordance with the requirements of ERISA Section 404(a)(1)(B), taking into account, among other factors, the long-term and illiquid nature of the Common Shares.

         Persons proposing to invest on behalf of Benefit Plan Investors should also consider: (i) in the case of Benefit Plan Investors subject to the prohibited transaction provisions of the Code, including individual retirement accounts and individual retirement annuities ("IRAs") under Code Section 408, whether the investment is a non-exempt prohibited transaction under ERISA
Section 406 and/or Code Section 4975; (ii) whether such person or persons have the authority to make the investment; (iii) whether the investment is consistent with the investment policy of the Benefit Plan Investors; and (iv) the potential consequences (including tax effects) of the investment under ERISA and the Code.

         Certain Benefit Plan Investors, including governmental plans (as defined in Section 3(32) of ERISA) ("Governmental Plans"), church plans (as defined in Section 3(33) of ERISA) that have not made an election under section 410(d) of the Code ("Church Plans") and foreign plans, are not subject to ERISA. Although a Governmental Plan, a Church Plan or a foreign plan is not subject to ERISA or the prohibited transaction provisions of the Code, it may be subject to other federal, state, local or foreign laws, which may be similar to Title I of ERISA or the prohibited transaction provisions of the Code (a "Similar Law"). A fiduciary of a Governmental Plan, a Church Plan or a foreign plan should make its own determination as to the requirements, if any, under a Similar Law applicable to the purchase of the Common Shares.

PLAN ASSETS

         Pursuant to U.S. Department of Labor Regulations Section 2510.3-101, the assets of a Benefit Plan Investor subject to Title I of ERISA or Section 4975 of the Code include its investment in securities issued by an investment company registered under the Investment Company Act, such as Common Shares issued by the Company, but its assets will not, solely by reason of such investment, include the investment company's underlying assets unless such a plan or related group of such plans, as determined in accordance with the U.S. Department of Labor Regulation Section 2510.3-101(h)(3), owns all of the outstanding equity interests in the investment company. As a result, assuming no such plan or related group of plans owns all of the outstanding equity interests in the Company, the Company's assets should not be deemed "plan assets" under ERISA or Section 4975 of the Code with respect to a Benefit Plan Investor that invests in the Common Shares.

         If the Company's registration as an investment company under the Investment Company Act ceases to be effective at any time, then the assets of the Company could be deemed plan assets subject to ERISA. In general, when a Benefit Plan Investor subject to Title I of ERISA or Section 4975 of the Code purchases an equity interest in an entity, then such assets will include the underlying assets of the entity (the "Look-Through Rule") unless one or more exceptions apply.

         The Common Shares of the Company are equity interests in the Company, and, therefore, if the Look-Through Rule were to apply and the assets of the Company were deemed plan assets, then (i) transactions involving the assets of the Company could be subject to the fiduciary responsibility and prohibited transaction provisions of ERISA and Section 4975 of the Code, (ii) the assets of the Company could be subject to reporting and disclosure requirements of ERISA, and (iii) the fiduciary causing a Benefit Plan Investor subject to Title I of ERISA to make an investment in the Common Shares that constitute equity interests in the Company could be deemed to have delegated its responsibility to manage the assets of such Benefit Plan Investor subject to Title I of ERISA.

         The sale of any Common Shares to a Benefit Plan Investor is in no respect a representation by the Company that such an investment meets all relevant legal requirements with respect to investments by Benefit Plan Investors generally or any particular Benefit Plan

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


Investor, or that such an investment is appropriate for Benefit Plan Investor generally or any particular Benefit Plan Investor.

         FIDUCIARIES AND OTHER PERSONS PROPOSING TO INVEST IN COMMON SHARES OF THE COMPANY ON BEHALF OF BENEFIT PLAN INVESTORS ARE STRONGLY URGED TO CONSULT WITH THEIR OWN COUNSEL CONCERNING THE CONSEQUENCES UNDER ERISA, THE CODE AND SIMILAR LAWS OF AN INVESTMENT IN COMMON SHARES, INCLUDING ALL COMPENSATION ARRANGEMENTS.

                  CERTAIN U.S. FEDERAL INCOME TAX ASPECTS OF AN
                            INVESTMENT IN THE COMPANY

         To ensure compliance with U.S. Treasury Department Circular 230, investors in the Common Shares are hereby notified that: (a) any discussion of U.S. federal tax issues in this document is not intended or written to be relied upon, and cannot be relied upon by investors in Common Shares, for the purpose of avoiding penalties that may be imposed on investors in Common Shares under the U.S. Internal Revenue Code; (b) such discussion is written in connection with the promotion or marketing of the Common Shares and other matters addressed herein by the Company, the Investment Manager and the Placement Agent; and (c) investors in Common Shares should seek advice based on their particular circumstances from their own independent tax advisors. U.S. counsel does not intend to be, and is not, engaged in the promotion or marketing of the transactions or matters described in this document, and no inference to the contrary shall be implied by reason of the U.S. tax discussion set forth herein.

         The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to the Company and to holders of its Common Shares and does not purport to be a complete description of the income tax considerations applicable to such an investment to the Company or the holders, or to all categories of investors. In particular, special tax considerations that may apply to certain types of taxpayers, including securities dealers, financial institutions, entities treated as partnerships for U.S. federal income tax purposes, insurance companies, qualified plans, individual retirement accounts, and persons holding Common Shares as part of a hedge, are not addressed. This discussion is based upon the Code, Treasury Regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Prospective holders should consult their own tax advisors with respect to tax considerations which pertain to their purchase of the Common Shares. This summary assumes that holders will hold Common Shares as capital assets.

         Except as otherwise provided, this summary applies only to U.S. persons. A "U.S. person" generally is (i) an individual citizen or resident of the United States; (ii) a corporation or partnership created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate whose income is subject to U.S. federal income tax regardless of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust. A "non-U.S. person" means any person who is not a U.S. person.

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TAXATION OF COMPANY AS A RIC

         The Company will elect to be treated as a corporation for U.S. federal tax purposes, and intends to qualify each year and elect to be taxed as a RIC under Subchapter M of the Code. As long as it so qualifies, the Company should not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and its net realized capital gains. The Company intends to distribute substantially all of such income.

         To qualify as a RIC, the Company must, among other things: (a) derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts and potentially excluding certain types of fee income) derived with respect to its business of investing in such stock, securities or currencies (such income, "Qualifying Income" and such requirement, the "Qualified Income Requirement") and (b) diversify its holdings so that, at the end of each fiscal quarter of the Company, subject to certain limited exceptions, (i) at least 50% of the value of the Company's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Company's assets, and to not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Company's assets is invested in the securities of (A) any one issuer (other than U.S. government securities or securities of other regulated investment companies), (B) or two or more issuers controlled by the Company and engaged in the same, similar or related trade or business other than regulated investment companies or (C) the securities of certain publicly traded partnerships. In addition, the Company each year must distribute at least 90% of the sum of its (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions) (the "Distribution Requirement"). For purposes of satisfying the Distribution Requirement, a distribution will not qualify if it is a "preferential" dividend (i.e., a distribution which is not fully pro rata among shares of the same class or where there is preference to one class of stock as compared with another class, except to the extent that such preference exists by reason of the terms inherent in any class of stock. Although the Company believes that distributions which comply with the terms of its shares should not create "preferential" dividends, there can be no assurance that such distributions will not be "preferential" dividends.

         If the Company retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Company retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income their share of such undistributed long-term capital gain and (ii) will be entitled to credit their proportionate share of the tax paid by the Company against their U.S. federal income tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a holder will be increased by the amount of undistributed capital gain included in the gross income of such holder less the tax deemed paid by such holder under clause (ii) of the preceding sentence.

         The Internal Revenue Service ("IRS") has taken the position in a revenue ruling that if a RIC has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including net long-term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, if, as is expected, both Common Shares and preferred shares are outstanding, the Company intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Thus, capital gain dividends, ordinary income dividends and other distributions will be allocated between the holders of Common Shares and preferred shares in proportion to the total dividends paid to each class during the taxable year.

         If, as expected, the Company utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Additionally, if at any time when preferred shares are outstanding, the Company does not meet the asset coverage requirements of the Investment Company Act, the Company will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. Limits on the Company's payment of dividends may prevent the Company from distributing at least 90% of its net income and may therefore jeopardize the Company's qualification for taxation as a RIC and/or may subject the Company to the 4% excise tax (the "Excise Tax") described below. Upon any failure to meet the asset coverage requirements of the Investment Company Act, the Company may, in its sole discretion, redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Company and the holders of its Common Shares from failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve these objectives. The Company will endeavor to avoid restrictions on its ability to make dividend payments.

         If the Company fails to satisfy the Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in such year on all of its taxable income, regardless of whether it makes any distributions to the holders of its Common Shares. In addition, in that case, all of its distributions to the such holders will be characterized as ordinary income (to the extent of its current and accumulated earnings and profits). In contrast, as is explained below, if the Company qualifies as a RIC, a portion of its distributions may be characterized as long-term capital gain in the hands of the holders.

         The Code requires a RIC to pay a nondeductible Excise Tax equal to 4% of the excess of (i) the sum of (I) 98% of its ordinary income, determined on a calendar year basis, (II) 98% of its capital gain net income, determined, in general, on an October 31 year end, and (III) certain undistributed amounts from previous years, over (ii) the sum of (I) the deduction for dividends paid by the RIC during such calendar year, (II) any amount taxed to the RIC as ordinary income or capital gains in such calendar year, and (III) the prior year's overdistribution, if any. While the Company intends to distribute its ordinary income and capital gains in the manner necessary to eliminate imposition of the Excise Tax, there can be no assurance that sufficient amounts of the Company's ordinary taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Company will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. See discussion of Consent Dividends in "Capitalization of the Company - Common Shares."

TAXATION OF HOLDERS

         U.S. Holders

         Dividends paid by the Company from its "investment company taxable income," which is generally the Company's ordinary income plus the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") will be taxable to holders of the Common Shares who are U.S. persons as ordinary income to the extent of the Company's earning and profits. Due to the Company's expected investments, in general, distributions to U.S. corporate holders will not be eligible for the dividends received deduction and such distributions will not qualify for the reduced tax rate on qualified dividend income applicable to U.S. individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Act"). Designated distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a holder who is a U.S. person but retained by the Company, are taxable to such holders as long-term capital gains, regardless of the length of time the shareholder has owned Common Shares. The maximum tax rate on net long-term capital gain of individuals is 15% for such gain realized before January 1, 2009 and 20% for such gain realized thereafter. Distributions in excess of the Company's earnings and profits will first reduce the adjusted tax basis of a holder's Common Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the Common Shares are held as capital assets). Generally, not later than 60 days after the close of its taxable year, the Company will provide its shareholders with a written notice designating the amount of any capital gain dividends, ordinary income dividends and other distributions.

         In general, the miscellaneous itemized deductions of an individual taxpayer are allowed as a deduction paid to the extent that such miscellaneous itemized deductions exceed 2% of the taxpayer's adjusted gross income for U.S. federal income tax purposes (generally, gross income less trade or business expenses). If a RIC incurs expenses that would be miscellaneous itemized deductions if incurred directly by a non-corporate shareholder (other than certain limited expenses including directors' and trustees' fees and registration fees), the limit on such itemized deductions generally will apply to a shareholder of a RIC as if the shareholder had paid his allocable share of the expenses of the RIC directly using income deemed distributed to him by the RIC. Thus, a non-corporate holder will be treated both as receiving an additional dividend equal to its allocable share of such expenses, and as paying such expenses. Any such dividend will constitute additional gross income to such non-corporate holder while the amount of any deduction in connection with the deemed payment of such expenses will be subject to the aforementioned 2% limitation and the other applicable limitations of the Code. The Company expects to incur expenses in most or all years that qualify as "miscellaneous itemized deductions" and that will thus be subject to the 2% limitation under the rules described above. Exceptions are provided to the 2% limitation, including exceptions for "publicly offered" RICs and for expenses incurred in connection with a trade or business, which may apply to the Company. U.S. Holders are advised to consult with their own tax advisors as to the application of these limitations in their individual situations.

         In the event the holders of Common Shares treat any amount as a Consent Dividend, as described under "Capitalization of the Company -- Common Shares", such holder will be treated as having received a taxable dividend in such amount on the last day of the Company's tax year and having immediately thereafter contributed such amount to the capital of the Company (with a corresponding increase in such holder's basis in its Common Shares). As noted above, if it is determined that the requisite consents for a Consent Dividend have not been obtained from the holders of its Common Shares, but a Common Share dividend payment or distribution would otherwise be required to be made in order to preserve the U.S. federal income tax status of the Company as a RIC or to avoid the imposition of the Excise Tax, such payment or distribution will be made for the benefit of the holders of its Common Shares and deposited into one or more escrow accounts, which will be considered part of the Collateral. In the Operating Agreement, the holders of the Common Shares will agree to treat any amounts so deposited in the escrow accounts as a taxable dividend received at the time of the deposit into the escrow accounts even though the holders of Common Shares may never receive such amounts, and in any event will not have access to such amounts unless and until they are released from such escrow accounts. There can be no assurance that a distribution that is deposited into an escrow account will be treated as a dividend for U.S. federal income tax purposes. If such a distribution were not treated as a dividend for U.S. federal income tax purposes, the Company would be subject to regular corporate federal income tax (or, if the Company had met the Distribution Requirement without such distribution, would be subject to Excise Tax) for the relevant taxable year.

         The sale or other disposition of Common Shares will generally result in capital gain or loss. Any loss upon the sale or exchange of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the holder. A loss realized on a sale or exchange of Common Shares will be disallowed if other Common Shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, the maximum tax rate currently applicable to short-term capital gains is 35% while the maximum tax rate currently applicable to long-term capital gains generally is 15%. After December 31, 2008, those rates are scheduled to increase to 39.6% and 20% respectively.

         Under recently promulgated Treasury Regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of securities held by the Company are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Holders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

         Tax-Exempt Holders

         Distributions by the Company to a U.S. person that is an organization that is exempt from U.S. income tax will not be taxable to such person and the tax on unrelated business taxable income should not apply to such person's interest in the Company's investments, provided, in each case, that such holder has not leveraged its investment in the Company.

         Non-U.S. Holders

         A holder of the Common Shares that is a non-U.S. person generally will be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (including Consent Dividends and dividends deposited into any escrow accounts as described above), unless in each case such dividends are effectively connected with the conduct of a U.S. trade or business by a given holder. In order to obtain a reduced rate of withholding, a non-U.S. holder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under that treaty.

         Capital gain dividends, to the extent so designated by the Company, and gain recognized by non-U.S. holders on the sale, exchange or redemption of Common Shares will generally not be subject to U.S. federal income or withholding tax, unless such payments or gain are effectively connected with a U.S. trade or business of such holder, or, in the case of gain, such holder is a nonresident alien individual who holds the Common Shares as a capital asset and who is present in the United States more than 182 days in the taxable year of the sale and certain other conditions are met. The Company anticipates that its activities should not in and of themselves cause any non-U.S. person to be required to treat income in respect of the Common Shares of the Company as effectively connected with a U.S. trade or business.

         The American Jobs Creation Act of 2004 (the "2004 Act"), enacted on October 22, 2004, modifies the tax treatment of certain distributions from the Company to non-U.S. persons. Under the 2004 Act, for taxable years of the Company beginning after December 31, 2004 and before January 1, 2008, the Company will not be required to withhold any amounts with respect to distributions it designates as attributable to the Company's (i) net short-term capital gains in excess of net long-term capital losses or (ii) U.S. source interest income that would be subject to U.S. federal income tax if earned directly by a non-U.S. person, including portfolio interest, provided that the non-U.S. holder furnish the Company with an IRS Form W-8BEN.

         The 2004 Act also modified the tax treatment of distributions attributable to gain from the disposition of U.S. real property interests. Under the 2004 Act, any distributions before January 1, 2008 attributable to gain from the disposition of a U.S. real property interest could be subject to U.S. withholding tax when paid to a non-U.S. holder and could give rise to an obligation on the part of such non-U.S. holder to file an income tax return. Although the Company does not intend to invest directly in U.S. real property, it is possible that the Company could become the owner of U.S. real property as a result of a default on securities it may own. Further, an interest in a U.S. corporation may be treated as a U.S. real property interest where more that 50% of the assets of such corporation consist of U.S. real property interests during a defined time period.

         Generally, the Common Shares are includable in the estate of a deceased non-U.S. holder for purposes of determining U.S. estate tax (subject to reduction or elimination of such tax under an applicable tax treaty). However, the 2004 Act provides that the value of the Common Shares that is attributable to a RIC's ownership of certain qualifying assets, including assets which would be portfolio debt obligations if held directly by the non-U.S. holder, are not includable in such non-U.S. holder's estate for U.S. estate tax purposes.

INFORMATION REPORTING AND BACKUP WITHHOLDING

         The Company generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual holder who is a U.S. person and fails to furnish the Company with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Company that he or she is a U.S. person who is not subject to such backup withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate is scheduled to revert to 31% for amounts paid after December 31, 2010. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INVESTMENTS OF THE COMPANY

         The Company may invest in, among other things, securities rated in the lower rating categories of nationally recognized rating organizations ("high yield bonds"). Some of these high yield bonds may be purchased at a discount and may therefore cause the Company to recognize income before amounts due under the obligations are paid. Accordingly, in order to satisfy the Distribution Requirement, the Company may be required to liquidate portfolio securities or borrow funds. In addition, a portion of the interest on such high yield bonds may be treated as a dividend for purposes of the rules relating to the dividends received deduction. In such cases, if the issuer of the high yield bonds is a qualifying corporation, dividend payments by the Company may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest.

         The Company may invest in debt instruments, some of which may be at a heightened risk of becoming non-performing, or be non-performing, at the time they are purchased and which may require modifications of their terms in order to make such investments fully, or more fully, performing investments. If substantial modifications are made to a particular debt investment, the Company will be treated for federal income tax purposes as having exchanged such debt investment for a new debt investment, and may be required to recognize a gain or loss equal to the difference between the issue price of such renegotiated debt investment and the Company's basis therein. Such gain or loss may be ordinary in character, as it may be treated as arising in the context of the conduct of a trade or business. Any gain recognized by virtue of such deemed exchange will increase the amount that the Company is required to distribute to its shareholders in order to satisfy the Distribution Requirement and to not be subject to the Excise Tax. In some years, therefore, the Company may be required to distribute an amount greater than the total cash revenue that the Company receives. Accordingly, in order to make the required distributions, the Company may be required to liquidate portfolio securities or borrow funds.

         To the extent that the Company is unable to convert non-performing secured debt investments into performing debt investments, the Company may foreclose on such debt investments and take title to the underlying collateral, which may include real property. Income arising from the rental or sale of any such real property will not satisfy the Qualified Income Requirement. To the extent that such income, when combined with any other non-Qualifying Income of the Company, exceeds 10% of the Company's gross income for any taxable year, the Company would be unable to qualify as a RIC for such taxable year. The Company will use its best efforts to ensure that it qualifies as a RIC for each taxable year.

         The Company may engage in various hedging transactions. Under various provisions of the Code, the result of such investments and transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. The amount of the Company's income that must be distributed each year to satisfy the Distribution Requirement and to prevent imposition of the Excise Tax, and the amount and timing of the recognition by shareholders of ordinary income and long-term capital gain, may be affected by these provisions.

         Pursuant to a provision of the Code governing the treatment of stripped securities, an investment in a principal-only class of securities will result in original issue discount and, consequently, will result in income to the Company. Accordingly, investment by the Company in such instruments (or in other instruments which bear original issue discount) would require the Company to include such original issue discount in its income as it accrues, prior to the receipt of the cash attributable to such income. Accordingly, in order to satisfy the Distribution Requirement, the Company may be required to liquidate portfolio securities or borrow funds.

         Investment by the Company in certain "passive foreign investment companies" could subject the Company to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Company to mitigate the effect of these provisions but such elections generally accelerate the recognition of income without the receipt of cash. Accordingly, in order to satisfy the Distribution Requirement, the Company may be required to liquidate portfolio securities or borrow funds.

         The Company may invest in non-U.S. securities that may be subject to non-U.S. withholding taxes. In that case, the Company's yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Company.

         Certain of the Company's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Company to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Company will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and generally attempt to reduce the risk that the Company might be disqualified as a RIC. The Company may he required to liquidate portfolio securities or borrow funds in order to satisfy the Distribution Requirement and not be subject to the Excise Tax.

         The foregoing is a general summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Company and holders of its Common Shares. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by a RIC which are derived from interest on U.S. government obligations. State law varies as to whether dividend income attributable to U.S. government obligations is exempt from state income tax.

         Preliminary information regarding potential tax consequences in certain non-U.S. jurisdictions may be available upon request. Any such information shall not be deemed tax advice.

         ALL PROSPECTIVE SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS FOR FURTHER INFORMATION ABOUT THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF PURCHASING AN INTEREST IN THE COMPANY.

                                  LEGAL MATTERS

         Jones Day serves or has served as counsel to the Company and the Placement Agent in connection with the preparation of this Memorandum. Jones Day has not represented and will not represent investors in the Company. In assisting in the preparation of this Memorandum, Jones Day has relied upon information provided by the Company and the Investment Manager.

         Arnold & Porter LLP serves or has served as counsel for the Investment Manager and certain of its affiliates as to matters of U.S. law. In acting as counsel to the Investment Manager and its affiliates as to matters of U.S. law, Arnold & Porter LLP has not represented and will not represent investors in the Company. In assisting in the preparation of this Memorandum, Arnold & Porter LLP has relied upon information provided by the Investment Manager and the Company.

         No independent counsel has been retained to represent investors in the Fund.

                        ACCESS TO ADDITIONAL INFORMATION

         Prior to the Closing of this Offering, each prospective investor and its representatives and advisors may ask questions to and receive answers from the Investment Manager concerning the terms and conditions of this Offering and request additional information necessary to verify the accuracy of the information set forth herein, to the extent that the Investment Manager possesses such information or can acquire it without unreasonable effort or expense. The address of the Investment Manager and the location of the Company's accounts and records is York Enhanced Strategies Management, LLC, 767 Fifth Avenue, 17th Floor, New York, New York 10153. York's telephone number is (212) 300-1300, and its facsimile number is (212) 300-1301.

                             INDEX OF DEFINED TERMS

                                                                            PAGE

2003 Act......................................................................90
2004 Act......................................................................92
200% Asset Coverage Ratio......................................................5
300% Asset Coverage Ratio......................................................5
Accredited Investors..........................................................ii
Additional Amount.............................................................53
Advisers Act...................................................................2
AML Program...................................................................81
Asset Coverage Ratio...........................................................5
Asset Group....................................................................1
Bank Loans....................................................................37
Beneficial Owner..............................................................83
Benefit Plan Investors........................................................85
Board of Directors.............................................................4
Borrowing.....................................................................55
Capital Commitments............................................................5
Carried Interest..............................................................20
Cayman Feeder Fund............................................................16
CE ACT........................................................................iv
CFTC..........................................................................iv
Church Plans..................................................................86
Clearstream...................................................................26
Closing........................................................................5
Closing Date...................................................................5
Collateral.....................................................................9
Commitments...................................................................55
Committed Capital.............................................................20
Common Capital Commitments.....................................................5
Common Shares..................................................................i
Common Subscription Agreements.................................................5
Company........................................................................i
Company Investments............................................................1
Company's Target Asset Mix....................................................38
Consent Dividend..............................................................48
Credit Enhancer...............................................................54
Credit risk...................................................................67
Custodian.....................................................................26
Defensive Hedge Transactions..................................................69
Delaware Feeder Fund..........................................................16
Director......................................................................16

                             INDEX OF DEFINED TERMS
                                   (continued)

                                                                            PAGE

Direct Participants...........................................................83
Disabling Conduct.............................................................23
Disinterested Non-Party Directors.............................................34
Distressed Debt...............................................................36
Distribution Requirement......................................................88
Drawdown Date..................................................................6
DTCC..........................................................................83
Equity Securities.............................................................37
ERISA..........................................................................5
ERISA Plan....................................................................85
Exchange Act..................................................................76
Excise Tax....................................................................89
Feeder Funds...................................................................2
Fund...........................................................................1
Governmental Plans............................................................86
High Yield Debt...............................................................36
Indemnified Persons...........................................................33
Indenture......................................................................5
Indirect Participants.........................................................83
Initial Draw Period...........................................................19
Insurance Agreement...........................................................19
Interest rate risk............................................................67
Intermediaries.................................................................6
Investment Committee...........................................................4
Investment Company Act.........................................................5
Investment Management Agreement................................................2
Investment Manager.............................................................1
Investment Period..............................................................8
IRAs..........................................................................86
IRS...........................................................................89
Look-Through Rule.............................................................86
Management Fee................................................................19
Member........................................................................23
Memorandum.....................................................................i
Mezzanine Investments.........................................................36
Morgan Stanley................................................................16
MS............................................................................16
MSIL..........................................................................16
NAV............................................................................6
Noteholders....................................................................8
Notes..........................................................................5
Notes Commitment...............................................................5
OFAC..........................................................................81
Operating Agreement...........................................................22
Other Adviser Accounts........................................................75

                             INDEX OF DEFINED TERMS
                                   (continued)

                                                                            PAGE

Placement Agent................................................................i
Power of Attorney.............................................................80
Preferred Shares..............................................................15
Qualified Clients.............................................................ii
Qualified Income Requirement..................................................88
Qualified Investors............................................................6
Qualified Purchasers..........................................................ii
Qualifying Income.............................................................88
Ramp-Up Period.................................................................8
Reference Asset...............................................................70
RIC............................................................................4
SEC............................................................................i
Securities Act.................................................................i
Similar Law...................................................................86
Statement.....................................................................19
Subscription Period............................................................6
Term Preferred Capital Commitments.............................................5
Term Preferred Shares..........................................................5
Total Available Capital........................................................5
Unregistered Funds............................................................24
Valuation Date................................................................19
York...........................................................................i
York Capital...................................................................2

                  APPENDIX A: COMPANY TARGETED RETURN ANALYSIS

         The following discussion describes the analysis used by the Investment Manager to determine the estimated target returns on the Common Shares (the "Targeted Returns"), based upon assumptions that the Investment Manager considers reasonable as of November 2, 2005.

         ANY HYPOTHETICAL RETURNS, PROJECTIONS, FORECASTS AND ESTIMATES IN THIS MEMORANDUM, INCLUDING ESTIMATES OF RETURNS OR PERFORMANCE, ARE FORWARD-LOOKING STATEMENTS, ARE BASED UPON CERTAIN ASSUMPTIONS AND ARE PRELIMINARY IN NATURE. FUTURE EVENTS ARE DIFFICULT OR IMPOSSIBLE TO PREDICT, MAY DIFFER FROM THOSE ASSUMED AND OFTEN DEPEND ON FACTORS THAT ARE BEYOND THE COMPANY'S AND THE INVESTMENT MANAGER'S CONTROL. SOME IMPORTANT FACTORS WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN ANY FORWARD-LOOKING STATEMENTS INCLUDE CHANGES IN INTEREST RATES OR EXPECTED INTEREST RATES; CHANGES IN DOMESTIC AND FOREIGN BUSINESS, MARKET, FINANCIAL AND LEGAL CONDITIONS; DIFFERENCES IN THE ACTUAL ALLOCATION OF THE COMPANY INVESTMENTS AMONG ASSET GROUPS FROM THOSE ASSUMED HEREIN; CHANGES IN THE DEGREE OF LEVERAGE ACTUALLY USED BY THE COMPANY FROM TIME TO TIME; THE DEGREE TO WHICH THE COMPANY INVESTMENTS ARE HEDGED AND THE EFFECTIVENESS OF SUCH HEDGES; AND THE TERMS OF BORROWING AGREEMENTS. IN ADDITION, THE DEGREE OF RISK WILL BE INCREASED AS A RESULT OF LEVERAGING OF THE COMPANY INVESTMENTS. OTHER RISK FACTORS ARE DESCRIBED UNDER "RISK FACTORS" AND ELSEWHERE IN THIS MEMORANDUM. OTHER EVENTS WHICH WERE NOT TAKEN INTO ACCOUNT, SUCH AS EVENTS SIMILAR TO THE TERRORIST ATTACKS OF SEPTEMBER 11, 2001, AND THEIR REPERCUSSIONS, MAY OCCUR AND MAY SIGNIFICANTLY AFFECT THE PROJECTIONS, FORECASTS AND ESTIMATES CONTAINED HEREIN. ANY ASSUMPTIONS SHOULD NOT BE CONSTRUED TO BE INDICATIVE OF THE ACTUAL COMPOSITION OF THE PORTFOLIO, OF THE ACTUAL RANGE, MAGNITUDE OR TIMING OF CHANGES IN THE MARKET VALUE OF THE COMPANY INVESTMENTS, OF THE ACTUAL AMOUNT AND TIMING OF THE EXPENSES AND LIABILITIES OF THE COMPANY OR OF THE ACTUAL LEVEL OF INTEREST RATES. IN ADDITION, CERTAIN ASSUMPTIONS, INCLUDING THOSE RELATING TO THE TIMING OF RECEIPT AND APPLICATION OF CASH FLOWS, HAVE BEEN MADE TO SIMPLIFY THE PRESENTATION AND, ACCORDINGLY, ACTUAL RESULTS WILL DIFFER, AND MAY DIFFER SIGNIFICANTLY, FROM THOSE PRESENTED. AS A RESULT, THERE CAN BE NO ASSURANCE THAT ESTIMATED RETURNS OR PROJECTIONS CAN BE REALIZED OR THAT ACTUAL RETURNS OR RESULTS WILL NOT BE MATERIALLY LOWER THAN THOSE ESTIMATED HEREIN. SUCH ESTIMATED RETURNS AND PROJECTIONS SHOULD BE VIEWED AS HYPOTHETICAL AND DO NOT REPRESENT THE ACTUAL RETURNS THAT MAY BE ACHIEVED BY AN INVESTOR. INVESTORS SHOULD CONDUCT THEIR OWN ANALYSIS, USING SUCH ASSUMPTIONS AS THEY DEEM APPROPRIATE, AND SHOULD FULLY CONSIDER OTHER AVAILABLE INFORMATION, INCLUDING THE INFORMATION DESCRIBED UNDER "RISK FACTORS" HEREIN, IN MAKING AN INVESTMENT DECISION.

         PROSPECTIVE INVESTORS ARE CAUTIONED NOT TO RELY ON THE RETURNS SET FORTH BELOW IN MAKING A DECISION ON WHETHER OR NOT TO PURCHASE THE COMMON SHARES OFFERED HEREBY.

         The following assumptions are for illustrative and modeling purposes only. No representation is made that the assumptions to or outcomes from the modeling necessarily reflect historical performance of similar investment securities. The analysis assumes:

         o Two investment return profiles provided by York given as Case A and Case B above and forward LIBOR curve for the 10-year life of the transaction.

         o That the Notes bears interest at a rate of LIBOR plus 40 basis points. Any defaulted interest earns compound interest at the same rate. In addition a commitment fee of 20 basis points per annum will be paid in respect of Note Commitments that have not been drawn down.

         o A dividend yield of LIBOR plus 30 basis points on the Term Preferred Shares, plus an additional payment of 30 basis points on the Term Preferred Shares to the Credit Enhancer as an insurance premium. In addition, an unissued share fee of 10 basis points each will be paid to the holders of the Term Preferred Shares and the Credit Enhancer, respectively. Any unpaid dividends (or payments to the Credit Enhancer) will be compounded at the same rate.

         o Expenses are paid quarterly and are assumed to be 20 basis points per annum on the anticipated value of the total collateral. The analysis assumes certain upfront legal and other expenses.

         o    A 10 month investment deployment period.

         o The Company will fully draw the capital commitments within nine months in stages commencing at the Closing as set forth in the Anticipated Capitalization Table on page A-6.

         o The Company will distribute all of its net income and net capital gains each period and may distribute capital at any time, subject to restrictions set forth in the terms of the Indenture and Term Preferred Shares.

         o That the Company will pay Management Fees to the Investment Manager of approximately 1% per annum as described on page 19.

         o That the Investment Manager will be entitled to the Carried Interest as described on page 20.

         o That the cash collected during each period earns a return equal to the average return on assets, if such return is positive, otherwise cash collected during each period earns a zero return.

         o Quarterly coupon payments for High Yield (bearing 8% interest per annum) and Bank Loans (bearing interest at a rate of LIBOR plus 250 basis points per annum).

         o The number of reinvestment cycles is 10 for High Yield, 2 for Distressed Debt, 6 for Bank Loans, and 40 for Equities. Capital gains on equity are assumed to be distributed uniformly throughout the year in which they are generated.

         o All internal rates of return are computed using 365 days in a year and assume that the initial cash outflow takes place at the Closing.

         o That the maturity of the Notes and redemption of the Term Preferred Shares are extended until the end of the transaction, and that the holders of the Notes and the Term Preferred Shares do not accelerate if the interest or dividend yield remains unpaid in any period.

ASSUMPTIONS OF THE INVESTMENT MANAGER

         The following potential targeted returns of the Company have been developed based upon certain assumptions of the Investment Manager. These assumptions include, among others, (i) asset mix; (ii) investment returns; (iii) timing of investments; (iv) frequency of investment cycles; (v) degree of leverage used by the Company and the terms of its borrowing arrangements; (vi) interest rates; (vii) timing of liability drawdowns; (viii) advisory fees; (ix) other expenses; and (x) Company distributions.

o ASSET MIX: The value and composition of the Company Investments will vary over time and may be affected by, among other things, financial covenants to which the Company is subject under its borrowing arrangements and changing market conditions which, in the opinion of the Investment Manager, may warrant a different allocation of the Company Investments. The Targeted Return calculations assume the Company will achieve the target asset mix indicated below (the "Target Asset Mix") by investing evenly in the various Asset Groups during the investment deployment period.

                              TARGET ASSET MIX
                                                               APPROXIMATE %
COMPANY INVESTMENTS                                            OF PORTFOLIO
-------------------                                        -------------------
MEZZANINE INVESTMENTS AND HIGH YIELD DEBT                          30%
DISTRESSED DEBT                                                    30%
BANK LOANS                                                         20%
EQUITY SECURITIES                                                  20%
                                                                  ----
         TOTAL PORTFOLIO ASSETS                                   100%

o INVESTMENT RETURNS: The Investment Manager estimates that the Target Asset Mix indicated above would generate returns on Common Shares as set forth below.

-------------------------------------------------------------------------------------------------------------------
                  Hypothetical Net Returns to Common Shares at Assumed Collateral Return Rate (1)
-------------------------------------------------------------------------------------------------------------------
                                                                               Assumed Return Rates

                                        % of Assets                               Case A                     Case B
-------------------------------------------------------------------------------------------------------------------
 Mezzanine Investments and                 30%                                    8% IRR                    10% IRR
 High Yield Debt
-------------------------------------------------------------------------------------------------------------------
 Distressed Debt                           30%                                   15% IRR                    20% IRR
-------------------------------------------------------------------------------------------------------------------
 Bank Loans                                20%                                    7% IRR                    10% IRR
-------------------------------------------------------------------------------------------------------------------
 Equity Securities                         20%                                   18% IRR                    25% IRR
-------------------------------------------------------------------------------------------------------------------
Hypothetical Projected Leveraged Returns Under Target                                14%                        20%
Asset Mix(2)
-------------------------------------------------------------------------------------------------------------------

(1) There can be no assurance that these returns or any other particular level of return will be achieved.

(2) Calculated net of estimated fees, expenses, interest, dividends on the Preferred Shares and the Carried Interest payable to the Investment Manager.

-----------------------------------------

There can be no assurance that these returns or any other particular level of return will be achieved. Assumed investment returns may not be indicative of actual returns. There are two hypothetical scenarios contemplated for estimated returns. Case A is a lower return scenario, while Case B is a higher return scenario. Actual returns may be greater or less than the returns shown above. Investors should note that certain assumptions have been made in order to calculate the expected returns. Many of those assumptions are detailed herein. No representation is made that any hypothetical return will be achieved, that all factors relevant to any such return have been considered, that all assumptions made in calculating any such return have been stated, that any assumptions that have been made reflect the Placement Agent's or York's best estimate of future conditions, or that any stated or unstated assumptions will turn out to be correct. Changes to any assumptions or consideration of different or additional factors may have a material impact on any hypothetical return. Future events are difficult or impossible to predict, may differ from those assumed and often depend on factors that are beyond the Placement Agent's and York's control. Any hypothetical returns, projections, forecasts and estimates, including hypothetical projected returns and estimates of future performance, are forward-looking statements, and are preliminary in nature. Prospective investors are cautioned not to rely on the hypothetical projected returns presented above in making a decision on whether or not to purchase securities of the Company.

Hypothetical or simulated results have certain inherent limitations. Unlike an actual performance record, simulated results do not represent actual investment activities. Also, because investments have not actually been made, the hypothetical results may have under- or over-compensated for the impact, if any, of certain market factors such as the lack of liquidity. No representation is made that the Company will earn profits or incur losses similar to those shown above or that York's investment strategies will perform as set forth above under certain or any market conditions. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The assumed return rates have been calculated net of anticipated fees, expenses and the Carried Interest payable to the Investment Manager.

o TIMING OF INVESTMENTS: The Investment Manager has made the following assumptions about the timing of investments:

         (i) The Notes, the Term Preferred Shares and the Common Shares will be issued according to the Anticipated Capitalization Table ("Anticipated Capitalization Table") below.

         (ii) Capital will be invested at the assumed return on assets throughout the existence of the Company.

         (iii) During the investment deployment period, cash will be invested consistent with the timing discussed in "Asset Mix" above. After the investment deployment period, all cash from both maturing Company Investments and from the disposition of certain other Company Investments will periodically be reinvested into Collateral of the same asset class of the disposed assets at prices set to yield the stated return rate.

         (iv) Returns in excess of the coupon on certain Company Investments will be realized periodically in the form of capital appreciation upon disposition of investments. Principal from the disposition of such investments during such periods is estimated to be reinvested in assets like those that matured or were otherwise disposed of, although it may be used to redeem the Notes or the Term Preferred Shares or invested in other types of assets.

         (v) The Company will distribute substantially all of its net realized income each year and may distribute capital at any time. For this purpose, net income includes all interest income, dividends and realized capital gains, less applicable fees, expenses and reserves.

         (vi) The market value of the assets is assumed to exceed the required minimums associated with the Moody's Advance Amounts or S&P Advance Amounts (as defined in Appendix C and Appendix D, respectively) required by the rating agencies and the Anticipated Capitalization Table as of the end of month 9 is assumed to stay constant until the Notes have been retired in year 10.

o DEGREE OF LEVERAGE; TERMS OF THE INDENTURE: The assumptions with respect to the investment return cases described above are based upon a 100% utilization rate of the Notes and the Term Preferred Shares. In addition, the Investment Manager has assumed that: (a) the Notes are issued in installments in accordance with the funding schedule set forth below; (b) the Company becomes fully invested within twelve months after the Closing; (c) all of the Notes are retired within 10 years from Closing, and the Term Preferred Shares are redeemed 10 years from closing, with proceeds from (1) the disposition of certain assets made in order to realize capital gains as described in (iv) above and
         (2) from the liquidation of Company Investments at prices set to yield the stated return; and (d) all remaining Company Investments are assumed to be liquidated within ten years after the Closing, to redeem the Common Shares.

                                                  ANTICIPATED CAPITALIZATION TABLE
                                                                                  TERM
                                 COMMON                 SENIOR                  PREFERRED                  TOTAL
                                 SHARES                FACILITY                  SHARES                ($ MILLIONS)
-------------------------------------------------------------------------------------------------------------------
Closing                            50%                    0%                       0%                     $202.3
-------------------------------------------------------------------------------------------------------------------
End of Month 3                     25%                   25%                      25%                     $404.5
-------------------------------------------------------------------------------------------------------------------
End of Month 6                     25%                   25%                      25%                     $606.7
-------------------------------------------------------------------------------------------------------------------
End of Month 9                      0%                   50%                      50%                     $809.0
-------------------------------------------------------------------------------------------------------------------

The Investment Manager assumes that the costs and expenses related to the Notes and the Term Preferred Shares will include, but not be limited to, interest expense, unused commitment fees, insurance fees, and hedging expenses. See "Other Expenses."

o LEVERAGED STRUCTURE: Assuming that the Term Preferred Shares will represent approximately 16.8% of the Company's capital and pay dividends at a rate of LIBOR plus 30 bps (plus an additional payment of 30 bps on the Term Preferred Shares to the Credit Enhancer as an insurance premium) and that the Company's debt (including, without limitation, outstanding Notes) will represent approximately 33.2% of the Company's capital and require interest payments at a rate of LIBOR plus 40 bps, the income generated by the Company's portfolio (net of estimated expenses) must exceed approximately LIBOR plus 47 bps to cover the interest payments specifically related to the Term Preferred Shares (including the fee to the Credit Enhancer) and such debt assuming the Term Preferred Shares and such debt are fully drawn. Of course, these numbers are merely estimates used for illustration. Actual interest rates and drawdown schedules on the Preferred Shares and the debt will vary frequently and may be significantly higher or lower, and vary, respectively, than the rate estimated above.

o INTEREST RATES: The Investment Manager has assumed a representative forward LIBOR curve for purposes of determining the base rate for calculating the interest and dividend expense for the Notes and the Term Preferred Shares assumed to be issued with a floating rate of interest during the entire period.

o MANAGEMENT FEE: In calculating the Targeted Returns, the Investment Manager has included the Management Fee in addition to the Carried Interest. The Management Fee used in the calculation is equal to 100 basis points per annum, payable in arrears, on the Committed Capital or the NAV of the Company, as applicable, as described on page 19.

o OTHER EXPENSES: The Company will be responsible for paying the recurring fees and certain expenses of the Investment Manager, due diligence and negotiation expenses, rating agency monitoring fees, fees and expenses of custodians, administrators, transfer and distribution agents, counsel, directors, insurance, filings and registrations, proxy expenses, communications to investors, interest, taxes and audit expenses, portfolio transaction expenses, indemnification, litigation and other extraordinary expenses and such other expenses as are approved by the directors as being reasonably related to the organization, capitalization, operation or administration of the Company and any portfolio investments.

                Certain organizational expenses, such as legal, tax, accounting and other organizational expenses incurred in connection with the Notes and the Term Preferred Shares, the formation of the Company and related entities and the payment of certain fees due to the Placement Agent, the placement agent with respect to the Notes and the Term Preferred Shares are assumed to total approximately 2.4% of Total Available Capital, payable upon Closing. Such expenses, other than placement agency fees, will be expensed during the Company's first fiscal year. Placement agency fees will be amortized. However, for purposes of this Appendix A it has been assumed that all fees and expenses discussed in this paragraph will be expensed entirely upon Closing.

                The Investment Manager has assumed that ongoing expenses (exclusive of management costs), will be 20 basis points per annum on the anticipated average Total Available Capital.

                The Investment Manager has assumed that the cost of hedging activities will average zero basis points per annum. In fact, there may be costs associated with any hedging activities, which would reduce the investment returns of the Company.

                COMPANY DISTRIBUTIONS: The Investment Manager intends to make quarterly cash distributions of cumulative net income to the shareholders (as described under "Summary of Material Terms of the Company--Distributions"). Realization of this assumption will be subject to, among other factors, the Company's performance, limitations under the Indenture and potentially limitations under the Investment Company Act on multiple distributions of long-term capital gain during a single year. Changes in market value are treated as cumulative net income (or loss) for distribution purposes.

                   APPENDIX B: ADDITIONAL HYPOTHETICAL RETURNS

EFFECT OF LEVERAGE

         The following table is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total internal rate of returns per annum (comprised of income and changes in the value of securities held in the Company's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Company. See "Risk Factors." The table further reflects the issuance of Term Preferred Shares and debt representing 50% of the Company's capital, and the Company's currently projected annual leverage dividend and borrowing interest rate.

Assumed Portfolio Total Return     -10%      -5%        0%       5%       10%
(Net of Expenses)
Common Share Total Return          -12.73%   -7.29%    -2.07%    2.29%    10.04%

         In cases where the Assumed Portfolio Return is not positive, it is assumed that the Company is unable to issue any Preferred Shares or debt (including the Notes), that a commitment fee of 0.2% per annum is paid to holders of the Notes for five years, that an unissued share fee of 0.1% per annum is paid to the holders of the Term Preferred Shares for one and a half years, and that an unissued share fee of 0.1% per annum is paid to the Credit Enhancer (in respect of unissued Term Preferred Shares) for one and a half years. It is probable that, under these circumstances, an Event of Default might occur. These analyses assume that any Event of Default is avoided.

         In cases where the Assumed Portfolio Return is less than the interest rate per annum for High Yield and Bank Loans, it is assumed that the deal loses a portion of the interest due such that the asset internal rate of return equals the Assumed Portfolio Return.

         Unless and until preferred shares are issued or the Company uses leverage through borrowing, the Common Shares will not be leveraged and the foregoing illustrations for positive Assumed Portfolio Return will not be pertinent.

         The calculations of projected returns in this Appendix B, except where otherwise noted, use the same methodology and are subject to the same qualifications as those of Appendix A.

                   APPENDIX C: MOODY'S COLLATERAL VALUATION SCHEDULE

CALCULATION OF MOODY'S ADVANCE AMOUNT

         "Moody's Advance Rate" means the Moody's Senior Advance Rate or the Moody's Total Advance Rate, as applicable.

         "Moody's Senior Advance Rate" means, for purposes of determining the Senior Over-Collateralization Test, for each Moody's Asset Category, the percentage specified in the table below opposite such Moody's Asset Category:

              MOODY'S                       MOODY'S AAA
          ASSET CATEGORY                    ADVANCE RATE
                A-1                            100.00%
                A-2                            97.00%
                A-3                            91.75%
                A-4                            79.75%
                A-5                            69.25%
                A-6                            63.75%
                B-1                            89.00%
                B-2                            87.70%
                B-3                            75.25%
                B-4                            81.50%
                B-5                            79.00%
                B-6                            59.00%
                B-7                            73.00%
                B-8                            68.75%
                B-9                            54.50%
               B-10                            48.50%
                C-1                            91.00%
                C-2                            79.75%
                C-3                            83.75%
                C-4                            71.25%
                C-5                            66.75%
                C-6                            52.25%
                D-1                            80.00%
                D-2                            73.00%
                D-3                            70.00%
                D-4                            64.75%
                D-5                            48.00%
                D-6                            44.50%
                E-1                            72.00%
                E-2                            66.75%
                E-3                            61.00%
                E-4                            57.75%
                E-5                            35.50%
                E-6                            35.50%
                F-1                            53.50%
                F-2                            50.25%
                F-3                            42.25%
                F-4                            42.25%
                F-5                            25.25%

                                    C-1

              MOODY'S                       MOODY'S AAA
          ASSET CATEGORY                    ADVANCE RATE
                F-6                            25.25%
                G-1                            57.00%
                G-2                            47.75%
                G-3                            40.75%
                G-4                            29.75%
                H-1                            24.50%
                H-2                            22.25%
                H-3                            18.75%
                H-4                            15.75%
                I-1                            58.75%
                I-2                            39.25%
                I-3                            19.25%
              J-1(A)                           33.00%
              J-1(B)                           18.00%
                J-2                            20.25%
                J-3                            14.25%
                J-4                            26.25%

         "Moody's Total Advance Rate" means, for purposes of determining the Total Over-Collateralization Test, for each Moody's Asset Category, the percentage specified in the table below opposite such Moody's Asset Category:

              MOODY'S                        MOODY'S AA2
          ASSET CATEGORY                    ADVANCE RATE
                A-1                            100.00%
                A-2                            97.50%
                A-3                            93.00%
                A-4                            82.75%
                A-5                            73.50%
                A-6                            67.50%
                B-1                            90.50%
                B-2                            89.50%
                B-3                            79.25%
                B-4                            85.25%
                B-5                            83.25%
                B-6                            66.25%
                B-7                            78.75%
                B-8                            74.00%
                B-9                            61.75%
               B-10                            55.00%
                C-1                            93.00%
                C-2                            84.25%
                C-3                            86.75%
                C-4                            76.50%
                C-5                            71.50%
                C-6                            55.75%
                D-1                            83.75%
                D-2                            78.00%
                D-3                            74.50%

              MOODY'S                       MOODY'S AAA
          ASSET CATEGORY                    ADVANCE RATE
                D-4                            70.00%
                D-5                            52.00%
                D-6                            48.00%
                E-1                            77.00%
                E-2                            72.50%
                E-3                            66.75%
                E-4                            63.70%
                E-5                            39.25%
                E-6                            39.25%
                F-1                            60.75%
                F-2                            57.75%
                F-3                            49.00%
                F-4                            49.00%
                F-5                            29.50%
                F-6                            29.50%
                G-1                            60.75%
                G-2                            52.00%
                G-3                            47.00%
                G-4                            34.25%
                H-1                            31.25%
                H-2                            28.50%
                H-3                            25.50%
                H-4                            21.50%
                I-1                            62.75%
                I-2                            45.00%
                I-3                            24.50%
              J-1(A)                           44.00%
              J-1(B)                           24.50%
                J-2                            20.50%
                J-3                            14.75%
                J-4                            27.00%

         "Moody's Advance Amount" means the Moody's Senior Advance Amount or the Moody's Total Advance Amount, as applicable.

         Notwithstanding the foregoing or anything in the definitions of Moody's Senior Advance Amount or Moody's Total Advance Amount, for purposes of determining the Moody's Advance Amount,

         (i) the Market Value of any Unhedged Foreign Investment shall be 95% of the Market Value thereof otherwise determined in accordance with the above procedures; provided that, if the Foreign Issuer of such Unhedged Foreign Investment is from a country whose sovereign debt rating in a non-local currency is not assigned a rating of "Aa2" or better by Moody's (and, if rated "Aa2" by Moody's, such rating has not been placed on a credit watch with negative implications by Moody's), the Market Value of such Unhedged Foreign Investment shall be 85% of the Market Value thereof otherwise determined in accordance with the above procedures;

         (ii) the percentage applicable above to Cash in a currency other than Dollars shall be 95% (and not 100%; provided that, if such Cash is the currency of a country whose sovereign debt rating in a non-local currency is not assigned a rating of "Aa2" or better by Moody's (and, if rated "Aa2" by Moody's, such rating has not been placed on a credit watch with negative implications by Moody's), the applicable percentage shall be 85%, unless such Cash is protected against currency fluctuations as a result of Currency Hedging Transactions, in which case, the percentage applicable shall be 100%;

         (iii) the Market Value of any Structured Product Transaction, if positive, shall be 95% of the Market Value thereof otherwise determined in accordance with the above procedures and, in the case of any Structured Product Transaction in which the Fund purchases a CDS, the full amount of the premiums to be paid by the Fund for the duration of such CDS will be deducted from the Market Value of such Structured Product Transaction; and

         (iv) with respect to any Fund Investments in any Foreign Issuer from a country that becomes an Ineligible Country after the Fund has invested in such Fund Investment (and such Fund Investment does not have a guarantor located in a currently Eligible Country), so long as such Fund Investment is not an Excluded Investment under clause (viii) of the definition thereof, the Market Value of such Fund Investment shall be 90% of the Market Value thereof otherwise determined in accordance with the above procedures.

                 For purposes of calculating the Moody's Advance Amount, the Fund shall assign each Eligible Investment to one of the following categories (each, a "Moody's Asset Category") commencing upon the initial acquisition thereof (and, for purposes of this categorization, the Market Value Price of a Fund Investment trading at par is equal to $1.00):

         "Asset Category A-1 Investments" means (a) Cash and (b) Cash Equivalents described in clause (vi) of the definition of such term and (c) Cash Equivalents described in clauses (i), (ii), (iii) or (iv) of the definition of such term that mature on the Business Day next following the date of acquisition thereof or, in the case of any money market accounts, are payable on demand of the holder or within one Business Day of demand.

         "Asset Category A-2 Investments" means Cash Equivalents (other than Cash in U.S. dollars, U.S. Government Securities and Cash Equivalents described in clauses (b) or (c) of the definition of Asset Category A-1 Investments) and U.S. Government Securities with maturities of less than or equal to 183 days.

         "Asset Category A-3 Investments" means U.S. Government Securities with final maturities more than 183 days but less than or equal to two (2) years.

         "Asset Category A-4 Investments" means U.S. Government Securities with final maturities more than two (2) years but less than or equal to ten (10) years.

         "Asset Category A-5 Investments" means U.S. Government Securities with final maturities more than ten (10) years but less than or equal to twenty (20) years.

         "Asset Category A-6 Investments" means U.S. Government Securities with final maturities more than twenty (20) years but less than or equal to thirty
(30) years.

         "Asset Category B-1 Investments" means Bank Loans which (i) are Performing, (ii) have a Market Value Price greater than or equal to $0.90 and
(iii) are rated "Ba3" or better by Moody's.

         "Asset Category B-2 Investments" means Bank Loans which (i) are Performing, (ii) have a Market Value Price greater than or equal to $0.90 and
(iii) are rated "B1", "B2" or "B3" by Moody's.

         "Asset Category B-3 Investments" means Bank Loans which (i) are Performing, (ii) have a Market Value Price greater than or equal to $0.90 and
(iii) are rated "Caa1" or lower by Moody's or are not rated by Moody's.

         "Asset Category B-4 Investments" means Bank Loans which (i) are Performing, (ii) have a Market Value Price greater than or equal to $0.80 and less than $0.90 and (iii) are rated "Ba3" or better by Moody's.

         "Asset Category B-5 Investments" means Bank Loans which (i) are Performing, (ii) have a Market Value Price greater than or equal to $0.80 and less than $0.90 and (iii) are rated "B 1", "B2" or "B3" by Moody's.

         "Asset Category B-6 Investments" means Bank Loans which (i) are Performing, (ii) have a Market Value Price greater than or equal to $0.80 and less than $0.90 and (iii) are rated "Caa1" or lower by Moody's or are not rated by Moody's.

         "Asset Category B-7 Investments" means Bank Loans which (i) are Performing, (ii) have a Market Value Price greater than or equal to $0.70 and less than $0.80 and (iii) are rated "Ba3" or better by Moody's.

         "Asset Category B-8 Investments" means Bank Loans which (i) are Performing, (ii) have a Market Value Price greater than or equal to $0.70 and less than $0.80 and (iii) are rated "B1", "B2" or "B3" by Moody's.

         "Asset Category B-9 Investments" means Bank Loans which (i) are Performing, (ii) have a Market Value Price greater than or equal to $0.70 and less than $0.80 and (iii) are rated "Caa1" or lower by Moody's or are not rated by Moody's.

         "Asset Category B-10 Investments" means Bank Loans which (i) are Performing and (ii) have a Market Value Price less than $0.70.

         "Asset Category C-1 Investments" means High Yield Bonds and Mezzanine Investments (other than Preferred Stock) which are not convertible securities and which (i) are Performing, (ii) pay interest at a floating rate, (iii) have a final maturity of five (5) years or less and (iv) are rated "Baa3" or better by Moody's.

         "Asset Category C-2 Investments" means High Yield Bonds and Mezzanine Investments (other than Preferred Stock) which are not convertible securities and which (i) are Performing,

(ii) pay interest at a fixed rate, (iii) have a final maturity of five (5) years or less and (iv) are rated "Baa3" or better by Moody's.

         "Asset Category C-3 Investments" means High Yield Bonds and Mezzanine Investments (other than Preferred Stock) which are not convertible securities and which (i) are Performing, (ii) pay interest at a floating rate, (iii) have a final maturity of more than five (5) years and less than or equal to ten (10) years and (iv) are rated "Baa3" or better by Moody's.

         "Asset Category C-4 Investments" means High Yield Bonds and Mezzanine Investments (other than Preferred Stock) which are not convertible securities and which (i) are Performing, (ii) pay interest at a fixed rate, (iii) have a final maturity of more than five (5) years and less than or equal to ten (10) years and (iv) are rated "Baa3" or better by Moody's.

         "Asset Category C-5 Investments" means High Yield Bonds and Mezzanine Investments (other than Preferred Stock) which are not convertible securities and which (i) are Performing, (ii) pay interest at a floating rate, (iii) have a final maturity of more than ten (10) years and (iv) are rated "Baa3" or better by Moody's.

         "Asset Category C-6 Investments" means High Yield Bonds and Mezzanine Investments (other than Preferred Stock) which are not convertible securities and which (i) are Performing, (ii) pay interest at a fixed rate, (iii) have a final maturity of more than ten (10) years and (iv) are rated "Baa3" or better by Moody's.

         "Asset Category D-1 Investments" means High Yield Bonds and Mezzanine Investments (other than Preferred Stock) which are not convertible securities and which (i) are Performing, (ii) pay interest at a floating rate, (iii) have a final maturity of five (5) years or less and (iv) are rated "Ba1", "Ba2" or "Ba3" by Moody's.

         "Asset Category D-2 Investments" means High Yield Bonds and Mezzanine Investments (other than Preferred Stock) which are not convertible securities and which (i) are Performing, (ii) pay interest at a fixed rate, (iii) have a final maturity of five (5) years or less and (iv) are rated "Ba1", "Ba2" or "Ba3" by Moody's.

         "Asset Category D-3 Investments" means High Yield Bonds and Mezzanine Investments (other than Preferred Stock) which are not convertible securities and which (i) are Performing, (ii) pay interest at a floating rate, (iii) have a final maturity of more than five (5) years and less than or equal to ten (10) years and (iv) are rated "Ba1", "Ba2" or "Ba3" by Moody's.

         "Asset Category D-4 Investments" means High Yield Bonds and Mezzanine Investments (other than Preferred Stock) which are not convertible securities and which (i) are Performing, (ii) pay interest at a fixed rate, (iii) have a final maturity of more than five (5) years and less than or equal to ten (10) years and (iv) are rated "Ba1", "Ba2" or "Ba3" by Moody's.

         "Asset Category D-5 Investments" means High Yield Bonds and Mezzanine Investments (other than Preferred Stock) which are not convertible securities and which (i) are Performing, (ii) pay interest at a floating rate, (iii) have a final maturity of more than ten (10) years and (iv) are rated "Bal", "Ba2" or "Ba3" by Moody's.

         "Asset Category D-6 Investments" means High Yield Bonds and Mezzanine Investments (other than Preferred Stock) which are not convertible securities and which (i) are Performing, (ii) pay interest at a fixed rate, (iii) have a final maturity of more than ten (10) years and (iv) are rated "Bal", "Ba2" or "Ba3" by Moody's.

         "Asset Category E-1 Investments" means High Yield Bonds and Mezzanine Investments (other than Preferred Stock) which are not convertible securities and which (i) are Performing, (ii) pay interest at a floating rate, (iii) have a final maturity of five (5) years or less and (iv) are rated "B1", "B2" or "B3" by Moody's.

         "Asset Category E-2 Investments" means High Yield Bonds and Mezzanine Investments (other than Preferred Stock) which are not convertible securities and which (i) are Performing, (ii) pay interest at a fixed rate, (iii) have a final maturity of five (5) years or less and (iv) are rated "B1", "B2" or "B3" by Moody's.

         "Asset Category E-3 Investments" means High Yield Bonds and Mezzanine Investments (other than Preferred Stock) which are not convertible securities and which (i) are Performing, (ii) pay interest at a floating rate, (iii) have a final maturity of more than five (5) years and less than or equal to ten (10) years and (iv) are rated "B1", "B2" or "B3" by Moody's.

         "Asset Category E-4 Investments" means High Yield Bonds and Mezzanine Investments (other than Preferred Stock) which are not convertible securities and which (i) are Performing, (ii) pay interest at a fixed rate, (iii) have a final maturity of more than five (5) years and less than or equal to ten (10) years and (iv) are rated "B1", "B2" or "B3" by Moody's.

         "Asset Category E-5 Investments" means High Yield Bonds and Mezzanine Investments (other than Preferred Stock) which are not convertible securities and which (i) are Performing, (ii) pay interest at a floating rate, (iii) have a final maturity of more than ten (10) years and (iv) are rated "B1", "B2" or "B3" by Moody's.

         "Asset Category E-6 Investments" means High Yield Bonds and Mezzanine Investments (other than Preferred Stock) which are not convertible securities and which (i) are Performing, (ii) pay interest at a fixed rate, (iii) have a final maturity of more than ten (10) years and (iv) are rated "B1", "B2" or "B3" by Moody's.

         "Asset Category F-1 Investments" means High Yield Bonds and Mezzanine Investments (other than Preferred Stock) which are not convertible securities and which (i) are Performing, (ii) pay interest at a floating rate, (iii) have a final maturity of five (5) years or less and (iv) are rated "Caa1" or lower by Moody's or are not rated by Moody's.

         "Asset Category F-2 Investments" means High Yield Bonds and Mezzanine Investments (other than Preferred Stock) which are not convertible securities and which (i) are Performing, (ii) pay interest at a fixed rate, (iii) have a final maturity of five (5) years or less and (iv) are rated "Caa1" or lower by Moody's or are not rated by Moody's.

         "Asset Category F-3 Investments" means High Yield Bonds and Mezzanine Investments (other than Preferred Stock) which are not convertible securities and which (i) are Performing, (ii) pay interest at a floating rate, (iii) have a final maturity of more than five (5) years and less than or equal to ten (10) years and (iv) are rated "Caa1" or lower by Moody's or are not rated by Moody's.

         "Asset Category F-4 Investments" means High Yield Bonds and Mezzanine Investments (other than Preferred Stock) which are not convertible securities and which (i) are Performing, (ii) pay interest at a fixed rate, (iii) have a final maturity of more than five (5) years and less than or equal to ten (10) years and (iv) are rated "Caa1" or lower by Moody's or are not rated by Moody's.

         "Asset Category F-5 Investments" means High Yield Bonds and Mezzanine Investments (other than Preferred Stock) which are not convertible securities and which (i) are Performing, (ii) pay interest at a floating rate, (iii) have a final maturity of more than ten (10) years and (iv) are rated "Caa1" or lower by Moody's or are not rated by Moody's.

         "Asset Category F-6 Investments" means High Yield Bonds and Mezzanine Investments (other than Preferred Stock) which are not convertible securities and which (i) are Performing, (ii) pay interest at a fixed rate, (iii) have a final maturity of more than ten (10) years and (iv) are rated "Caa1" or lower by Moody's or are not rated by Moody's.

         "Asset Category G-1 Investments" means convertible High Yield Bonds and convertible Mezzanine Investments (other than Preferred Stock) which (i) are Performing and (ii) are rated "Baa3" or better by Moody's.

         "Asset Category G-2 Investments" means convertible High Yield Bonds and convertible Mezzanine Investments (other than Preferred Stock) which (i) are Performing and (ii) are rated "Ba1", "Ba2" or "Ba3" by Moody's.

         "Asset Category G-3 Investments" means convertible High Yield Bonds and convertible Mezzanine Investments (other than Preferred Stock) which (i) are Performing and (ii) are rated "B1", "B2" or "B3" by Moody's.

         "Asset Category G-4 Investments" means all other convertible High Yield Bonds and convertible Mezzanine Investments (other than Preferred Stock) which are Performing.

         "Asset Category H-1 Investments" means convertible Preferred Stock which (i) is Performing and (ii) is publicly issued Preferred Stock.

         "Asset Category H-2 Investments" means Preferred Stock which is not convertible Preferred Stock and which (i) is Performing and (ii) is publicly issued Preferred Stock.

         "Asset Category H-3 Investments" means convertible Preferred Stock which (i) is Performing and (ii) is privately issued Preferred Stock.

         "Asset Category H-4 Investments" means Preferred Stock which is not convertible Preferred Stock and which (i) is Performing and (ii) is privately issued Preferred Stock.

         "Asset Category I-1 Investments" means Bank Loans which (i) are non-Performing and (ii) have a Market Value Price greater than or equal to $0.85.

         "Asset Category I-2 Investments" means Bank Loans which (i) are non-Performing and (ii) have a Market Value Price less than $0.85.

         "Asset Category I-3 Investments" means High Yield Bonds and Mezzanine Investments (convertible and non-convertible) and Preferred Stock, in each case, which are non-Performing.

         "Asset Category J-1(A) Investments" means Equity Securities that are issued by companies that are included in the S&P 500.

         "Asset Category J-1(B) Investments" means Equity Securities that are issued by companies that are not included in the S&P 500.

         "Asset Category J-2 Investments" means Private Equity Securities (other than Preferred Stock).

         "Asset Category J-3 Investments" means CDO Debt Securities and Structured Product Transactions (other than Fully Collateralized Structured Product Transactions) and Fund Investments (other than Preferred Stock) in Mezzanine Investments not otherwise described in any of the preceding Asset Categories.

         "Asset Category J-4 Investments" means Fund Investments in Bank Loans or High Yield Bonds not otherwise described in any of the preceding Asset Categories.

         Rating Procedures. References herein to any rating by Moody's or S&P shall include ratings determined by such Rating Agency or in accordance with guidelines approved by such Rating Agency (including, in the case of Moody's, Moody's Rating Correlation Procedures) and shall also be deemed to include an equivalent rating in a successor rating category of Moody's or S&P, as the case may be, or if neither of Moody's or S&P is in the business of rating securities, an equivalent rating from another Rating Agency. Notwithstanding the foregoing, for so long as Moody's is in the business of rating securities, unless the Rating Agency Condition with respect to Moody's shall have been satisfied or the Fund Investment in question is issued by Moody's or any Affiliate of Moody's, the Moody's Rating Correlation Procedures shall be applied.

         Notwithstanding any other provision contained above:

         (i) for purposes of determining whether a Fund Investment falls within a specific Moody's Asset Category, to the extent that any Fund Investment would fall in more than one of the Moody's Asset Categories, such Fund Investment shall be deemed to fall into the Moody's Asset Category with the lowest specified Moody's Advance Rate unless the Insurer otherwise agrees and the Rating Agency Condition with respect to Moody's has been satisfied;

         (ii) Fund Investments that are CDO Debt Securities will be assigned to an Asset Category for High Yield Bonds using a rating that is (i) one rating category (i.e., three rating subcategories) below the Moody's rating, if such CDO Debt Security is rated by Moody's, and (ii) two rating categories (i.e., six rating subcategories) below the actual public S&P's rating, if such CDO Debt Security is not rated by Moody's but is publicly rated by S&P;

         (iii) any Fund Investments constituting Busted Convertible Bonds shall be deemed to fall into the Moody's Asset Category into which such Fund Investment would otherwise fall if it were not a convertible security; provided that the Market Value of any Busted Convertible Bonds shall be 95% of the Market Value thereof otherwise determined in accordance with the valuation procedures set forth herein;

         (iv) for the purpose of determining the Moody's Advance Rate applicable to a Fully Collateralized Structured Product Transaction, such Fully Collateralized Structured Product Transaction shall be deemed to fall into the Moody's Asset Category of its reference obligation; all other Structured Product Transactions shall be Moody's Asset Category J-3 Investments;

         (v) for the purpose of determining the Moody's Advance Rate applicable to Fund Investments that are Hedging and Short Sale Transactions, at any time during the 60-day time period described in clause (vii) of the definition of Excluded Investments below, the Moody's Advance Rate will be 90% of the Moody's Advance Rate calculated for such Fund Investment pursuant to the Moody's Advance Rate table in the definition of Moody's Advance Rate above; and

         (vi) for the purpose of determining the Moody's Advance Rate applicable to Fund Investments in Bank Loan Participations at any time during the 60-day time period described in clause
                 (vii) of the definition of Excluded Investments below, the Moody's Advance Rate will be 90% of the Moody's Advance Rate, calculated for such Fund Investment pursuant to the Moody's Advance Rate table above.

         "Moody's Senior Advance Amount" as of any date of determination under the Senior Over-Collateralization Test, means an amount equal to the sum of (i) the aggregate for all Eligible Investments (other than Short Sale Transactions and Warrant/Option Investments) determined for each such Eligible Investment by multiplying (1) the Market Value (determined as described below) of such Eligible Investment (determined as described below) by (2) the Moody's Senior Advance Rate for the Moody's Asset Category applicable to such Eligible Investment under the Senior Over-Collateralization Test, (ii) the aggregate Secured Hedging Advance Amounts as of such date, (iii) the Defensive Hedge Advance Amount as of such date, (iv) the Moody's Warrant/Option Advance Amount as of such date, (v) the Moody's Net Accrual Amount as of such date and (vi) the Aggregate Short Sale Advance Amount as of such date.

         "Moody's Total Advance Amount" as of any date of determination under the Total Over-Collateralization Test, means an amount equal to the sum of (i) the aggregate for all Eligible Investments (other than Short Sale Transactions and Warrant/Option Investments) determined for each such Eligible Investment by multiplying (1) the Market Value (determined as described below) of such Eligible Investment (determined as described below) by (2) the Moody's Total Advance Rate for the Moody's Asset Category applicable to such Eligible Investment under the Total Over-Collateralization Test, (ii) the aggregate Secured Hedging Advance Amounts as of such date, (iii) the Defensive Hedge Advance Amount as of such date, (iv) the Moody's Warrant/Option Advance Amount as of such date, (v) the Moody's Net Accrual Amount as of such date and (vi) the Aggregate Short Sale Advance Amount as of such date.

DETERMINATION OF FUND INVESTMENTS CONSTITUTING ELIGIBLE INVESTMENTS

         "Eligible Investments" means, at any date, all Fund Investments in the Collateral on such date other than Excluded Investments.

         "Excluded Investments" means (without duplication):

         (i) Fund Investments to the extent that they are (A) not subject to a perfected security interest (subject in priority only to any liens permitted under the Indenture) in favor of the Collateral Agent for its benefit and the benefit of the other Secured Parties (as defined in the Pledge and Intercreditor Agreement) or (B) subject to any Liens other than Permitted Liens (the terms "Liens" and "Permitted Liens" as used in this Appendix have the meanings ascribed thereto under the Indenture); provided, however, that Liens on Cash or other Fund Investments held in a Short Sale Customer Account or a Short Sale Broker Account shall not be Permitted Liens for purposes of this definition and Cash or Fund Investments held in any Short Sale Customer Account or Short Sale Broker Account shall be Excluded Investments;

         (ii)    Excess Fund Investments;

         (iii)   Fund Investments that have been borrowed or lent;

         (iv) Fund Investments denominated in any currency (A) that is not a currency freely convertible into Dollars or (B) that is subject to any currency exchange restrictions;

         (v) Fund Investments denominated in any currency other than Dollars or Eligible Foreign Currencies, unless at the time of purchase of such Fund Investments denominated in any currency other than Dollars or Eligible Foreign Currencies, at least 100% of the Market Value of such Fund Investments is protected against currency fluctuations pursuant to Currency Hedging Transactions;

         (vi) Fund Investments in CDO Debt Securities unless the applicable agreements governing such CDO Debt Securities do not permit the issuer of such CDO Debt Securities to purchase a security issued by a Foreign Issuer from a country whose unsupported sovereign non-local currency debt obligations are not assigned a rating of "Aa2" or better by Moody's if after giving effect to such purchase more than 5% of the total funded debt and contributed equity capitalization of the issuer of such CDO Debt Securities would be invested in countries whose unsupported sovereign non-local currency debt obligations are not assigned a rating of "Aa2" or better by Moody's;

         (vii) Fund Investments in any Bank Loan Participation held by the Fund for more than 60 consecutive days during any period while the participating entity has a long-term debt-rating of below "A3" by Moody's (unless the obligation of such participating entity is guaranteed by an entity whose long-term debt obligations are rated "A3" or better by Moody's (and, if rated "A3" by Moody's, such rating has not been placed in a credit watch with negative implications by Moody's);

         (viii) Fund Investments in any Foreign Issuer from an Ineligible Country (unless the applicable Fund Investment is unconditionally and irrevocably guaranteed by a guarantor located in a currently Eligible Country); provided, that if a country becomes an Ineligible Country after the Fund has invested in a Fund Investment relating to such country (and such Fund Investment does not have a guarantor located in a currently Eligible Country), such Fund Investment will not be subject to this clause (viii) until such country has been an Ineligible Country for 180 consecutive days;

         (x) Fund Investments in CDO Debt Securities issued by an issuer for which the Investment Manager or any of its Affiliates acts as the collateral manager or investment manager or in any comparable capacity;

         (xi)    Fund Investments in securities issued by the Fund;

         (xii) Fund Investments in any Hedging and Short Sale Transaction held by the Fund for more than 60 consecutive days during any period while the counterparty to such Hedging and Short Sale Transaction has a long-term debt-rating of lower than "A3" by Moody's (unless the obligations of such counterparty are guaranteed by an entity whose long-term debt rating is "A3" or higher by Moody's) (in each case, if rated "A3" by Moody's, such rating has not been placed in a credit watch with negative implications by Moody's);

         (xiii)  Fund Investments in CDO Equity Securities;

         (xiv) Fund Investments in catastrophe bonds and any other non-credit risk securities; and

         (xv) Fund Investments not otherwise expressly described in the Asset Categories above.

         Excluded Investments are excluded from the calculation of the Market Value of the Collateral for purposes of the Moody's Valuation Procedures; however, the Collateral may include Excluded Investments.

APPLICATION OF PORTFOLIO LIMITATIONS

         "Portfolio Limitations" means, at any applicable date of determination (determined without duplication):

         (i) the aggregate Market Value of Fund Investments in any single issuer in excess of 5% of Total Capitalization; provided, however, that the foregoing 5% limit will be increased, up to a maximum of 7.5% (not to include any Non-Cash Pay Instruments, any Non-Performing Instruments or any Company Investments

                 (other than Equity Securities) that are rated "Caal" or lower by Moody's), for each of any three issuers;

         (ii) the aggregate Market Value of Fund Investments in issuers in any single Industry in excess of 15% of Total Capitalization; provided, however, that the foregoing 15% limit will be excepted, up to a maximum of 20%, for each of any two Industry classifications;

         (iii) the aggregate Market Value of Fund Investments in all Semi-Liquid Investments, Illiquid Investments and Non-Cash Pay Instruments in excess of 45% of Total Capitalization;

         (iv) the aggregate Market Value of Fund Investments in all Illiquid Investments in excess of 20% of Total Capitalization;

         (v)     the aggregate Market Value of Fund Investments consisting of
                 (a) Bank Loan Participations wherein the participating entities (or the entities guaranteeing the obligations of such participating entities) with the same rating by Moody's in excess of the applicable percentage of Total Capitalization set forth in the table below (or such greater percentage approved by the Insurer and with respect to which the Rating Agency Condition with respect to Moody's has been satisfied), and (c) Bank Loan Participations wherein the total exposure to any single participating entity is in excess of the applicable percentage of Total Capitalization set forth in the table below (or such greater percentage approved by the Insurer and with respect to which the Rating Agency Condition with respect to Moody's has been satisfied);

          LONG TERM RATING OF                         ANY SINGLE                              AGGREGATE
        PARTICIPATING ENTITIES                PARTICIPATING ENTITY LIMIT            PARTICIPATING ENTITIES LIMIT
-------------------------------------------------------------------------------------------------------------------
                  Aaa                                    7.5%                                   20.0%
-------------------------------------------------------------------------------------------------------------------
                  Aa1                                    7.5%                                   20.0%
-------------------------------------------------------------------------------------------------------------------
                  Aa2                                    7.5%                                   20.0%
-------------------------------------------------------------------------------------------------------------------
                  Aa3                                    7.5%                                   15.0%
-------------------------------------------------------------------------------------------------------------------
                  A1                                     5.0%                                   15.0%
-------------------------------------------------------------------------------------------------------------------
                  A2                                     2.5%                                   10.0%
-------------------------------------------------------------------------------------------------------------------
                  A3*                                    2.5%                                   5.0%
-------------------------------------------------------------------------------------------------------------------
             Baa1 or lower                               0.0%                                   0.0%
-------------------------------------------------------------------------------------------------------------------

         Notwithstanding the foregoing, in no event will the aggregate Market Value of the Bank Loan Participations exceed 20% of Total Capitalization at any time.

-------------------------

* The percentages in this row apply only if such rating is not on a credit watch with negative implications by Moody's. If such rating is on a credit watch with negative implications by Moody's, both the individual and the aggregate percentage limits shall be zero.

         (vi)    the aggregate Market Value of Fund Investments consisting of
                 (a) Hedging and Short Sale Transactions wherein the counterparties (or the entities guaranteeing the obligations of such counterparties) with the same rating by Moody's in excess of the applicable percentage of Total Capitalization set forth below (or such greater percentage approved by the Insurer and the Trustee and with respect to which the Rating Agency Condition with respect to Moody's has been satisfied) and (b) Hedging and Short Sale Transactions wherein the total exposure to any single counterparty is in excess of the applicable percentage of Total Capitalization set forth in the table below (or such greater percentage approved by the Insurer and the Trustee and with respect to which the Rating Agency Condition with respect to Moody's has been satisfied);

          LONG TERM RATING OF                         ANY SINGLE                              AGGREGATE
            COUNTERPARTIES                        COUNTERPARTY LIMIT                    COUNTERPARTIES LIMIT
-------------------------------------------------------------------------------------------------------------------
                  Aaa                                    7.5%                                   20.0%
-------------------------------------------------------------------------------------------------------------------
                  Aa1                                    7.5%                                   20.0%
-------------------------------------------------------------------------------------------------------------------
                  Aa2                                    7.5%                                   20.0%
-------------------------------------------------------------------------------------------------------------------
                  Aa3                                    7.5%                                   15.0%
-------------------------------------------------------------------------------------------------------------------
                  A1                                     5.0%                                   15.0%
-------------------------------------------------------------------------------------------------------------------
                  A2                                     2.5%                                   10.0%
-------------------------------------------------------------------------------------------------------------------
                  A3*                                    2.5%                                   5.0%
-------------------------------------------------------------------------------------------------------------------
             Baa1 or lower                               0.0%                                   0.0%
-------------------------------------------------------------------------------------------------------------------

Notwithstanding the foregoing, in no event will the aggregate Market Value of Hedging and Short Sale Transactions exceed 20% of Total Capitalization at any time.

-------------------------

* The percentages in this row apply only if such rating is not on a credit watch with negative implications by Moody's. If such rating is on a credit watch with negative implications by Moody's, both the individual and the aggregate percentage limits shall be zero.

         (vii) the aggregate Market Value of Fund Investments (calculated using the absolute value of each Fund Investment) consisting of Structured Product Transactions in excess of 10% of Total Capitalization;

         (viii) the aggregate Market Value of Fund Investments consisting of Non-Performing Instruments in excess of 25% of Total Capitalization;

         (ix) the aggregate Market Value of Fund Investments consisting of convertible securities in excess of 25% of Total
                 Capitalization;

         (x) the aggregate Market Value of Fund Investments consisting of CDO Debt Securities in excess of 5% of Total Capitalization;

         (xi) the aggregate Market Value of Fund Investments that are Preferred Stock in excess of 15% of Total Capitalization;

         (xii) the aggregate Market Value of Fund Investments consisting of(A) Private Equity Securities of any single issuer in excess of 3% of Total Capitalization; provided that the foregoing 3% limit will be increased, up to a maximum of 4%, for each of any two issuers of Private Equity Securities; provided, further, that the foregoing 4% limit will be increased, up to a maximum of 5%, for one of such two issuers of Private Equity Securities; and (B) Private Equity Securities in excess of 10% of Total Capitalization;

         (xiii) the aggregate Market Value of Fund Investments that are Asset-Backed Securities in excess of 5% of Total
                 Capitalization;

         (xiv) the aggregate Market Value of Fund Investments that are Dollar-denominated investments (A) in Foreign Issuers domiciled in Designated Countries in excess of 10% of Total Capitalization and (B) in any single Foreign Issuer domiciled in a Designated Country in excess of 5% of Total
                 Capitalization;

         (xv) the aggregate Market Value of Fund Investments that are non-Dollar-denominated investments in excess of 10% of Total Capitalization;

         (xvi) the aggregate Market Value of Fund Investments that are Equity Securities in excess of 20% of Total Capitalization; and

         (xvii) the aggregate Market Value of Fund Investments that are (determined without duplication) Non-Performing Instruments, Equity Securities and Fund Investments that are rated "Caal" or lower by Moody's in excess of 50% of Total Capitalization.

         Notwithstanding the foregoing:

         (A) in the event that a Fund Investment is reclassified after its acquisition by the Fund, for purposes of calculating the Moody's Advance Amount, the exclusions described above in clauses (iii) and (iv), that would otherwise become applicable following such reclassification will not apply to assets owned by the Fund (or which the Fund had committed to purchase) on or prior to the date of such reclassification until 30 days after such reclassification but shall apply (on a pro forma basis giving effect to such reclassification for all Fund Investments) to any asset acquired by the Fund after the date of such reclassification which the Fund had not committed to purchase on or prior to the date of such reclassification;

         (B) for purposes of clause (i) above, a Related Person of any Person shall be considered the same "issuer" as such Person unless such Person is a bankruptcy remote entity; and

         (C) under no circumstances shall any Cash, Cash Equivalent or U.S. Government Securities be excluded from Eligible Investments based upon the Portfolio Limitations set forth above.

DETERMINATION OF THE MARKET VALUE OF FUND INVESTMENTS

         The Fund shall calculate the Market Value (i) of each Fund Investment that is not an Unquoted Investment on a weekly basis as of the Determination Date for each calendar week and (ii) of each Fund Investment that is an Unquoted Investment as set forth in the definition of "Market Value" below.

         "Market Value" means

(a)      with respect to Cash, the current balance thereof;

(b)      with respect to any Cash Equivalent (x) of the type described in clause
         (ii) of the definition thereof (excluding banker's acceptances), the current balance thereof, (y) of a type described in clause (iii) of the definition thereof (and banker's acceptances described in clause (ii) thereof), the original purchase price thereof, and (z) of a type described in clause (v) of the definition thereof, the aggregate current net value thereof;

(c) with respect to any Fund Investment (other than Structured Product Transactions, Unquoted Investments, Cash and Cash Equivalents described in clause (b) above) at any date, an amount determined by the Fund that is not in excess of the product of (x) the Market Value Price for each unit of such Fund Investment on such date (and, with respect to any Securities which have an amortizing principal amount, the then current factor related thereto, if applicable) times (y) the number of units of such Fund Investment held by the Fund; and

(d) with respect to any Fund Investment other than Cash and Cash Equivalents which is an Unquoted Investment at any date, the value thereof most recently determined by the Fund in accordance with the procedures described below;

         provided, however, (x) for purposes of making such determinations,

                    (1) the frequency of determination of the Market Value of any Illiquid Investment will be at least quarterly as of each Quarterly Date and, except as otherwise provided in the following clauses, the frequency of determination of the Market Value of any Semi-Liquid Investment will be at least monthly as of the last Business Day of each calendar month;

                    (2) for Semi-Liquid Investment positions with a Market Value of $35 million or greater but less than $70 million (and all positions subject to this clause (x)(2) by reason of clause (y) below), a quotation from an Approved Investment Banking Firm or an Approved Third-Party Appraisal at least monthly;

                    (3) for Semi-Liquid Investment positions with a Market Value of $70 million or greater, a quotation from an Approved Investment Banking Firm or an Approved Third-Party Appraisal at least monthly and an Approved Third-Party Appraisal at least quarterly; and

                    (4) for Illiquid Investment positions with a Market Value of $35 million or greater (and all positions subject to this clause (x)(4) by reason of clause (y) below) an Approved Third-Party Appraisal at least quarterly;

         (y) notwithstanding the foregoing, the aggregate Market Value of all Unquoted Investment positions whose value is determined by the Fund without relying on the methodology set forth in subclauses (2), (3) or (4) of clause (x) above (it being understood that such methodology may be used for Unquoted Investments with Market Values below the thresholds set forth in such subclauses) may not exceed

                 5% of Total Capitalization and all such Unquoted Investment positions (i.e., those in excess of such limit and as selected by the Fund) will be subject to subclauses (2) or (4) of clause
                 (x) above depending upon whether any such Unquoted Investment is a Semi-Liquid Investment or an Illiquid Investment; and

         (z) in no event will the Market Value of any Unquoted Investment exceed the lesser of (i) the most recently obtained quotation or appraisal obtained as provided in clauses (x) or (y) above and (2) the value most recently determined by the Fund.

         Notwithstanding the foregoing, if the Investment Manager shall on any day actually determine that (i) the Market Value of any Semi-Liquid Investment determined as of the last Business Day of the preceding calendar month or (ii) the Market Value of any Illiquid Investment determined as of the last Quarterly Date has decreased since such last Business Day of the preceding calendar month or last Quarterly Date, the Market Value of such Fund Investment shall be such decreased value, and if the Investment Manager subsequently actually determines on any day prior to the next determination of its Market Value that the value of such Fund Investment has further decreased, the Market Value of such Fund Investment shall be such decreased value. If, on the other hand, the Investment Manager shall subsequently actually determine that the value of such Fund Investment has increased, the Market Value of such Fund Investment shall be such increased value; provided that in no event shall the Market Value of any such Fund Investment whose value is so increased be greater than the Market Value of such Fund Investment previously determined as of the last Business Day of the preceding calendar month (in the case of Semi-Liquid Investments) or as of the last Quarterly Date (in the case of Illiquid Investments). It is expressly understood that the Investment Manager shall have no duty whatsoever to specifically monitor or otherwise investigate any value changes described in this paragraph.

         Prior to the first available quotation or appraisal of any Unquoted Investment obtained as provided above, the Market Value of such Unquoted Investment will be the lower of the value thereof as most recently determined by the Fund and cost. In the event that the Fund elects in its discretion to book, for purposes of its own financial accounting records, any Unquoted Investment at a value lower than that which would require a valuation by an Approved Investment Banking Firm or an Approved Third-Party Appraisal, as the case may be, then the Market Value of such Unquoted Investment shall be such lower value used by the Fund for purposes of its own financial accounting records.

         Notwithstanding the foregoing, the Market Value of any Structured Product Transaction at any date will be equal to the net settlement amount, if any, that the Fund would receive if such Structured Product Transaction was terminated or liquidated early in accordance with its terms on such date as determined by the Fund.

         The Market Value of any CDO Debt Security shall be based upon a quotation from an Approved Investment Banking Firm or an Approved Third-Party Appraisal.

         The Market Value of any Defensive Hedge Transaction where the related Fund Investment is part of the Collateral shall be the amount, as determined by the Fund, by which the Protected Market Value with respect to such Fund Investment exceeds the product of the Market Value of the Fund Investment (or, if less, the portion thereof that is an Eligible Investment), as otherwise determined in accordance with these procedures, and the applicable Advance Rate for such Fund Investment. The Market Value of any Defensive Hedge Transaction where the Fund Investment is not part of the Collateral shall be the Protected Market Value with respect to such Fund Investment.

         For purposes of the definition of Market Value, (i) accrued interest on any interest-bearing Eligible Investment shall be excluded in the determination of Market Value by the party making such determination and (ii) the Market Value of all non-Dollar Fund Investments shall be converted into Dollars at the then current spot rate (after taking into account the effect of any Currency Hedging Transactions with respect to such Fund Investment).

         "Market Value Price" means with respect to any Fund Investment (other than Cash, Structured Product Transactions and Unquoted Investments) at any date, the price for each unit of such Fund Investment at such date obtained from an Approved Source, including any of (a) in the case of an Approved Exchange, the closing price as of the most recent Determination Date on such Approved Exchange, or if such Approved Exchange is NASDAQ, the closing bid price at such date (or if such Approved Exchange is closed for business at such date, then the most recent available closing price or closing bid price, as the case may be), provided that bonds may not be priced based upon the price on an Approved Exchange pursuant to this clause (a), (i) prior to the termination (without replacement) of the Indenture, without the consent of the Trustee and the Insurer and (ii) after termination (without replacement) of the Indenture, without the consent of the Insurer, (b) the average of the bid prices at such date quoted by two Approved Dealers, or (c) the price obtained at such date from an Approved Pricing Service.

         For the purpose of this Schedule, any calculation or other determination required to be made by the Fund shall be made by the Investment Manager on behalf of the Fund, subject to the provisions of the Investment Management Agreement.

CERTAIN DEFINITIONS

         The following are definitions of certain terms used in this Schedule and elsewhere in the Indenture. Terms used in this Schedule and not defined below have the meanings given them elsewhere in this Schedule or in the Indenture.

         "Advance Rate" means the Moody's Advance Rate.

         "Aggregate Short Sale Advance Amount" means as of any date of determination, the aggregate of the Short Sale Advance Amount of all Short Sale Transactions; provided, however, that if on any date the aggregate Market Value (as determined as of the date each Bank Loan or Security was borrowed by the Issuer in connection with any Short Sale Transaction) of the Bank Loans and other Securities comprising all Short Sale Transactions exceeds the greater of
(A) 15% of Total Capitalization and (B) 15% of the Net Asset Value of the Issuer, then the Aggregate Short Sale Advance Amount for that portion of the Bank Loans or other Securities comprising such Short Sale Transactions, the Market Value (as determined as of the date each Bank Loan or Security was borrowed by the Issuer in connection with any Short Sale Transaction) of which exceeds the greater of (A) or (B) above, shall be deemed to be zero.

         "Approved Counterparty" means (i) any financial institutions, banks or investment banking firms having a long term rating of at least "Al" by Moody's and a short term rating of at least "P-1" by Moody's (and, if rated "Al" or "P-1" by Moody's, then such rating has not been placed on a credit watch with negative implications by Moody's) or (ii) any counterparty set forth in the Indenture (or any successor to any such listed counterparty) or any other counterparty designated by the Fund in writing and approved by the Insurer.

         "Approved Dealer" means (a) in the case of any Fund Investment that is not a U.S. Government Security, any bank or broker-dealer designated by the Fund in writing and approved by the Insurer in its reasonable discretion and with respect to which the Rating Agency Condition with respect to Moody's has been satisfied, (b) in the case of a U.S. Government Security, any primary dealer in U.S. Government Securities, as reported by the Federal Reserve Board, which as of the date hereof maintains a website at http://www.ny.frb.org, or (c) in the case of either of the foregoing, the banks and broker-dealers set forth on Annex I hereto under "Approved Dealers."

         "Approved Exchange" means, with respect to any Security, any (a) major securities or options exchange, the NASDAQ or any other exchange or quotation system providing regularly published securities prices designated by the Fund in writing and approved by the Insurer in its reasonable discretion and with respect to which the Rating Agency Condition with respect to Moody's has been satisfied, or (b) the exchanges set forth on Annex I hereto under "Approved Exchanges."

         "Approved Investment Banking Firm" means (a) any investment banking firm designated by the Fund in writing and approved by the Insurer in its reasonable discretion and with respect to which the Rating Agency Condition with respect to Moody's has been satisfied, or (b) the firms set forth on Annex I hereto under "Approved Investment Banking Firms."

         "Approved Pricing Service" means (a) a pricing or quotation service designated by the Fund in writing and approved by the Insurer in its reasonable discretion and with respect to which the Rating Agency Condition with respect to Moody's has been satisfied, or (b) the services set forth on Annex I hereto under "Approved Pricing Services."

         "Approved Source" means any of (i) two Approved Dealers, (ii) an Approved Exchange or (iii) an Approved Pricing Service, provided, that, for purposes of the Over-Collateralization Tests, a Bank Loan, High Yield Bond or Mezzanine Investment which is a Fund Investment shall be considered "quoted" or "priced" by an Approved Source only if, in the reasonable judgment of the Fund, such Approved Source will continue to provide quotations with respect to such Bank Loan, High Yield Bond or Mezzanine Investment on an on-going basis in the ordinary course of its business as a pricing service or dealer, as the case may be.

         "Approved Third-Party Appraisal" means an appraisal by an Approved Third-Party Appraiser.

         "Approved Third-Party Appraiser" means (a) a third-party appraiser that is not an Affiliate of either the Fund or the Investment Manager (or subject to an agreement to become such an Affiliate) designated by the Fund in writing and approved by the Insurer in its reasonable discretion and with respect to which the Rating Agency Condition with respect to Moody's has been satisfied, or (b) the third-party appraisers set forth on Annex I hereto under "Approved Third Party Appraisers."

         "Asset-Backed Security" means any fixed income Security that is (i) backed by and paid primarily from the proceeds (or payments or proceeds of a disposition) of Eligible Assets, and (ii) issued in a transaction structured to
(A) isolate the Security and the Eligible Assets backing the Security from the credit risk of the sponsor of the transaction and (B) result in the creditworthiness of such Security being primarily dependent upon (x) the creditworthiness of the Eligible Assets backing such Security and (y) any credit support provided with respect to the creditworthiness of such Eligible Assets; provided, however, that in no event shall an "Asset-Backed Security" include any of the following: (a) a Security issued to provide debtor-in-possession financing, (b) a Security issued in connection with a receivables financing, an equipment trust certificate or similar Security, (c) an Equity Security (including an Equity Security that is characterized as a note), (d) a Structured Product Transaction, (e) a CDO Debt Security or (f) a Defensive Hedge Transaction.

         "Bank Loan Participation" means a Bank Loan in the form of a participation.

         "Bank Loans" means direct purchases of, assignments of, participations in and other interests in senior debt (including term loans, revolving credit lines and other similar loans and investments).

         "Business Day" means each day other than a Saturday, Sunday or other day on which banking institutions are not required by law or regulation to be open in the State of New York.

         "Busted Convertible Bond" means any convertible bond that, in the Fund's determination, trades like a fixed income investment and has a negligible option value.

         "Capital Stock" of any Person means shares, equity interests (including limited partnership interests and limited liability company interests), participations or other equivalents (however designated) of corporate stock of such Person.

         "Cash" means any immediately available funds in U.S. dollars or any currency other than U.S. dollars which is a freely convertible currency (including amounts held in the Custodial Account or on deposit with the Custodian pursuant to "sweep" arrangements linked to the Custodial Account).

         "Cash Equivalents" means investments (other than Cash) that are one or more of the following obligations or Securities:

         (i)     U.S. Government Securities;

         (ii) certificates of deposit of, banker's acceptances issued by or money market accounts in any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/or state banking authorities, so long as the deposits offered by such depository institution or trust company at the time of such investment are rated and have a rating of at least "P-1" if rated by

                 Moody's or "A-1+" if rated by S&P (and, if rated "P-1" by Moody's, such rating has not been placed on a credit watch with negative implications by Moody's) (or, in the case of the principal depository institution in a holding company system whose deposits are not so rated, the long term debt obligations of such holding company are rated and such rating is at least "Al" if rated by Moody's and "A+" if rated by S&P (or, if rated "Al" by Moody's, such rating has not been placed on a credit watch with negative implications by Moody's));

         (iii) commercial paper issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/or state banking authorities, or any corporation incorporated under the laws of the United States of America or any state thereof, so long as the commercial paper of such issuer is rated and has at the time of such investment a short term rating of at least "P- l" if rated by Moody's or "A-1" if rated by S&P (and, if rated "P-1" by Moody's, such rating has not been placed on a credit watch with negative implications by Moody's);

         (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof the obligations of which at the time of such investment are rated and that have a credit rating of at least "P-1" if rated by Moody's and "A- l" if rated by S&P (and, if rated "P-1" by Moody's, such rating has not been placed on a credit watch with negative implications by Moody's) either at the time of such investment or the making of a contractual commitment providing for such investment;

         (v) shares of any money market fund or similar investment vehicle, so long as such money market fund is rated and has at the time of such investment a short-term rating of at least "Aaa" and "MRl+" if rated by Moody's and "AAA" if rated by S&P (and, if rated "Aaa" and "MRl+" by Moody's, such rating has not been placed on a credit watch with negative implications by Moody's);

         (vi) unleveraged overnight repurchase obligations on customary terms with respect to investments described in clauses (i) through (v) above entered into with a depository institution, trust company or corporation of the type described in clause
                 (iii) above or a Subsidiary of any such depository institution, trust company or corporation if such depository institution, trust company or corporation also has a rating of at least "Al" and "P-1" if rated by Moody's or "A+" if rated by S&P (and, if rated "Al" and "P-1" by Moody's, such rating has not been placed on a credit watch with negative implications by Moody's); and

         (vii) preferred shares rated in the highest investment rating category by Moody's and S&P or otherwise with respect to which the Rating Agency Condition is satisfied;

provided, that: (i) in no event shall Cash Equivalents include any obligation that provides for the payment of interest alone; (ii) Cash Equivalents referred to in clauses (ii) and (iii) above shall mature within 183 days of issuance;
(iii) if any of Moody's or S&P changes its rating system, then any ratings included in this definition shall be deemed to be an equivalent rating in a successor rating category of Moody's or S&P, as the case may be; (iv) if any of Moody's or S&P is not in the business of rating securities, then any ratings included in this definition shall be deemed to be an equivalent rating from another Rating Agency; (v) Cash Equivalents (other than U.S. Government Securities or money market funds maintained by the Custodian) shall not include any such investment of more than $100 million in any single issuer; (vi) in no event shall Cash Equivalents include any obligation that is not denominated in Dollars or Eligible Foreign Currencies; and (vii) none of the foregoing obligations or securities will constitute Cash Equivalents (A) if all, or substantially all, of the remaining amounts payable thereunder will consist of interest and not principal payments, or (B) if such security has an assigned rating from S&P with an "r" or "t" subscript, or (C) if such security is a mortgage-backed security or (D) if such security is an inverse floater security.

         "CDO Debt Securities" means any Securities that entitle the holders thereof to receive payments that depend primarily on cash flow from, or proceeds upon the sale of a pool of Securities serving as collateral for such Securities; provided that if more than one class or other similar designation of such Securities receive payments that depend primarily on cash flow from all or substantially all of the underlying collateral Securities, then the class or other similar designation the payment of which is most deeply subordinated (other than any class or other similar designation constituting only nominal capital) and any class or other similar designation that, as indicated in any relevant offering documentation, is stated to be at least reasonably likely to be treated as equity for U.S. Federal income tax purposes will be excluded from "CDO Debt Securities"; provided, further that (x) CDO Debt Securities shall not include any Structured Product Transaction and (y) CDO Debt Securities shall only include CDO Debt Securities issued in a "cash-flow" or "market value" collateralized debt obligation transactions.

         "CDO Equity Securities" means any Securities (other than CDO Debt Securities) that entitle the holders thereof to receive payments that depend primarily on cash flow from, or proceeds upon sale of a pool of Securities serving as collateral for such Securities (whether or not such Securities have been rated by a nationally recognized statistical rating organization); provided that CDO Equity Securities shall not include any Structured Product Transaction.

         "CDS" means a credit default swap substantially in the form approved by the Insurer which approval shall not be unreasonably withheld.

         "Contributed Company Capital" means, at any date, the aggregate gross amount of Cash contributed as equity capital (excluding, for the avoidance of doubt, the Preferred Shares) to the Fund by the holders of the Common Shares on or prior to such date (without regard to any other changes in Company Equity).

         "Currency Hedging Transaction" means (i) any Swap Transaction entered into by the Fund with an Eligible Counterparty intended to convert any payment on a Debt or other obligation of the Fund or any Company Investment denominated in one currency to another currency or to protect against fluctuations in the exchange rate of a currency in which a payment to be made or received by the Fund is denominated and (ii) any Swap Transaction entered into by the Fund intended to convert any payment on a Debt or other obligation of the Fund or any Company Investment denominated in one currency to another currency or to protect against fluctuations in the exchange rate of a currency in which a payment to be made or received by the Fund is denominated and pursuant to which the Fund has no on-going payment obligations.

         "Defensive Hedge Advance Amount" means, as of any date of determination, 98% of the aggregate Market Value of all Defensive Hedge Transactions; provided, however, that the Defensive Hedge Advance Amount shall in no event exceed an amount equal to (x) 20% of the Total Capitalization as of such date of determination less (y) the sum of the aggregate Market Value as of such date of determination of all Fund Investments in Bank Loan Participations and Structured Product Transactions and, if the Secured Hedging Advance Amount is positive, the Secured Hedging Advance Amount.

         "Defensive Hedge Transaction" means a Hedging and Short Sale Transaction between the Fund and an Eligible Counterparty intended to protect the Fund against fluctuations in the market value of a Fund Investment and pursuant to which (i) the Eligible Counterparty has agreed for a period of time, at the direction of the Fund, to (a) purchase the Fund Investment at an agreed strike price or (b) pay to the Fund, at the Fund's election, an amount by which an agreed strike price exceeds the current price of the Fund Investment; (ii) the Eligible Counterparty does not have recourse to the Collateral or the Fund for any amounts owing to such counterparty thereunder; and (iii) the Fund may
(a) pay a fee to the Eligible Counterparty in connection with the transaction,
(b) remove the Fund Investment from the Custodial Account (whereby it is no longer part of the Collateral) and pledge the Fund Investment to the counterparty as security for its obligations to the Eligible Counterparty and
(c) agree to deliver the Fund Investment to the Eligible Counterparty in satisfaction of all of its obligations to the Eligible Counterparty in connection with the transaction.

         "Designated Country" means (i) each of Canada, Great Britain, Australia, Denmark, New Zealand, Sweden, Switzerland, Luxembourg, The Netherlands and any G-7 nation, (ii) any other country whose unsupported sovereign debt obligations are rated at least Aa2 by Moody's and (iii) each other country identified by the Fund from time to time and with respect to which the Rating Agency Condition with respect to Moody's has been satisfied.

         "Determination Date" means (a) with respect to any regularly scheduled Valuation Statement prepared pursuant to the Indenture or the Operating Agreement and any other Preferred Shares document, the related Reporting Date,
(b) for the purpose of determining the Market Value Price of a Fund Investment at any date when the Fund is in compliance, or reasonably believes it is in compliance, with the covenants relating to the Over-Collateralization Tests, the last Business Day of the preceding calendar week ending prior to such date and
(c) for the purpose of determining the Market Value Price of a Fund Investment at any date when the Fund is not, or reasonably believes that it is not, in compliance with any covenant relating to the Over-Collateralization Tests, the date on which the most current pricing information with respect to such Fund Investment is reasonably available.

         "Distressed Debt" means debt Securities and Bank Loans which are, in the Investment Manager's reasonable business judgment, impaired in fundamental ways due to credit, liquidity, interest rate or other issues, which may not be performing or may be in default, and which are generally trading at a substantial discount to par.

         "Eligible Assets" means financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period plus any rights or other assets designed to assure the servicing or timely distribution of proceeds to security holders.

         "Eligible Counterparty" means, with respect to any Hedging and Short Sale Transaction (other than a CDS in which the Fund is the counterparty writing or providing the protection with respect to the reference asset), (a) any Approved Counterparty or (b) any Person (i) (x) in the case of a Currency Hedging Transaction, having a long term rating of at least "Aa3" by Moody's and a short term rating of at least "P-1" by Moody's (and, if rated "Aa3" or "P-1" by Moody's, then such rating has not been placed on a credit watch with negative implications by Moody's) and (y) in all other cases, having a long term rating of at least "Al" by Moody's and a short term rating of at least "P-1" by Moody's (and, if rated "Al" or "P-1" by Moody's, then such rating has not been placed on a credit watch with negative implications by Moody's), (ii) if no short term rating is available, (x) in the case of a Currency Hedging Transaction, having a long term rating of "Aa2" or better by Moody's (and, if rated "Aa2" by Moody's, such rating has not been placed on a credit watch with negative implications by Moody's) and (y) all other cases, having a long term rating of "Aa3" or better by Moody's (and, if rated "Aa3" by Moody's, such rating has not been placed on a credit watch with negative implications by Moody's) or (iii) whose obligations in respect of all Hedging and Short Sale Transactions entered into with the Fund are absolutely and unconditionally guaranteed by an Affiliate of such Person having (x) (A) in the case of a Currency Hedging Transaction, having a long term rating of at least "Aa3" by Moody's and a short term rating of at least "P-1" by Moody's (and, if rated "Aa3" or "P-1" by Moody's, then such rating has not been placed on a credit watch with negative implications by Moody's) and (B) in all other cases, having a long term rating of at least "Al" by Moody's and a short term rating of at least "P-1" by Moody's (and, if rated "Al" or "P-1" by Moody's, then such rating has not been placed on a credit watch with negative implications by Moody's) or (y) if no short term rating is available, (A) in the case of a Currency Hedging Transaction, having a long term rating of "Aa2" or better by Moody's (and, if rated "Aa2" by Moody's, such rating has not been placed on a credit watch with negative implications by Moody's) and (B) in all other cases, having a long term rating of "Aa3" or better by Moody's (and, if rated "Aa3" by Moody's, such rating has not been placed on a credit watch with negative implications by Moody's); provided that with respect to any counterparty with which the Fund has entered into a Hedging and Short Sale Transaction, such counterparty that would qualify as an "Eligible Counterparty" pursuant to clause (b) above but for the fact that such counterparty had suffered a ratings downgrade shall be deemed to be an "Eligible Counterparty" for thirty 30 days after the day it would otherwise have ceased to qualify as an Eligible Counterparty.

         "Eligible Country" means each country (i) whose unsupported sovereign debt obligations are rated "Aa2" or better by Moody's (and, if rated "M1" by Moody's, such rating has not been placed on a credit watch with negative implications by Moody's) or (ii) that is a Designated Country whose unsupported sovereign debt obligations are rated "A3" or better by Moody's (and, if rated "A3" by Moody's, such rating has not been placed on a credit watch with negative implications by Moody's).

         "Eligible Foreign Currencies" means (i) Australian Dollars, Canadian Dollars, Pounds Sterling and Euros and (ii) each other currency identified by the Fund from time to time and confirmed in writing as acceptable by the Trustee, the Insurer and with respect to which the Rating Agency Condition with respect to Moody's has been satisfied.

         "Eligible Investments" has the meaning assigned to such term in this Schedule under "Determination of Fund Investments Constituting Eligible Investments."

         "Equity Securities" means equity securities (including, for the avoidance of doubt, Private Equity Securities) that will generally consist of common or preferred stock of small to medium capitalization companies that have either (i) undergone leveraged buyouts or recapitalizations, yet are still substantially leveraged, or (ii) been burdened by complex legal, financial or ownership issues and are selling at a discount to the underlying asset or business value.

         "Excess Fund Investments" means any Fund Investments or portion thereof having a Market Value in excess of the percentages of Total Capitalization set forth in the definition of Portfolio Limitations (in each case determined by the Fund using the most recent Market Value for the applicable Fund Investments).

         "Excluded Investments" has the meaning assigned to such term in this Schedule under "Determination of Fund Investments Constituting Eligible Investments."

         "Foreign Issuer" means any issuer of a Fund Investment that is incorporated or otherwise formed or organized outside the United States unless such Fund Investment is irrevocably and unconditionally guaranteed by any United States corporation, company, trust or other business entity; provided, however, that none of the following shall be a Foreign Issuer: (i) an offshore holding company issuer whose operating subsidiaries principally do business, and hold their assets, in the United States, or (ii) an issuer of a CDO Debt Security.

         "Fully Collateralized Structured Product Transaction" means a Structured Product Transaction relating to a single Bank Loan or High Yield Bond pursuant to which the Fund is required to pledge collateral in an amount that is not less than 100% of the notional amount of such transaction.

         "Fund Investments" means all Cash, Cash Equivalents, Bank Loans, Securities, Short Sale Transactions and Structured Product Transactions owned by the Fund. Fund Investments which the Fund has contracted to purchase shall not be deemed for purposes of the Indenture to be owned by the Fund until settlement of such purchase and Fund Investments which the Fund has contracted to sell shall not cease to be Fund Investments for purposes of the Indenture until settlement of such sale.

         "Hedging and Short Sale Transaction" means any transaction entered into by the Fund with an Eligible Counterparty that is (i) a Swap Transaction; (ii) an Interest Rate Hedging Transaction; (iii) a Currency Hedging Transaction; (iv) a transaction under which the Fund borrows a Bank Loan or Security and sells or otherwise disposes of such or any substantially similar Bank Loan or Security prior to the date on which the same must be returned to the lender thereof (and commonly known as a "short sale"), (v) a Securities Lending Transaction; (vi) a credit derivative transaction (including, but not limited to, a CDS) or repurchase agreement; (vii) an obligation to enter into any of the foregoing; or
(viii) any combination of any of the foregoing.

         "High Yield Bonds" means debt Securities (including convertible debt Securities) that are generally rated below "Baa3" by Moody's, (a) which are issued pursuant to a public registration, Rule 144A or as a private placement and (b) which are not Cash Equivalents, Bank Loans, Mezzanine Investments or CDO Debt Securities.

         "Illiquid Investments" means (a) Unquoted Investments that do not qualify as Semi-Liquid Investments.

         "Industry" means any industry category listed in Annex I hereto under "Moody's Industry Classifications" or any other such industry category designated by the Fund in writing and approved by the Insurer in its reasonable discretion and with respect to which the Rating Agency Condition with respect to Moody's has been satisfied.

         "Ineligible Country" means any country other than the United States or an Eligible Country.

         "Interest Only Security" means any security that by its terms provides for periodic payments of interest and does not provide for the repayment of a stated principal amount.

         "Interest Rate Hedging Transaction" means (i) any Swap Transaction entered into by the Fund with an Eligible Counterparty intended to protect the Fund against changes in the floating rate of interest payable on all or a portion of any Debt or other obligation of the Fund or its subsidiaries or on any Fund Investment or to protect against fluctuations in interest rates, or
(ii) any Swap Transaction or repurchase agreement entered into by the Fund, in each case with an Eligible Counterparty, intended to protect against changes in the market value of any Fund Investment resulting from fluctuations in interest rates.

         "Market Value" has the meaning assigned to such terms in this Schedule under "Determination of Market Value of Fund Investments."

         "Market Value Price" has the meaning assigned to such term in this Schedule under "Determination of Market Value of Fund Investments."

         "Mezzanine Investments" means (i) debt Securities or other obligations of an issuer (including convertible debt Securities and obligations and Securities backed by real estate collateral) that (A) are subordinated to other debt of such issuer and (B) may be issued with equity participation features such as convertibility, senior equity securities, common stock or warrants or
(ii) Preferred Stock issued in connection with management buyouts, acquisitions, refinancings, recapitalizations and later stage growth capital financings.

         "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

         "Moody's Net Accrual Amount" means, as of any date, an amount, which may be positive or negative, equal to (i) the aggregate amount of accrued interest payable to the Fund on all interest-bearing Eligible Investments, all declared but unpaid dividends payable on Eligible Investments that are Equity Securities and all due and unpaid commitment fees payable to the Issuer in respect of Eligible Investments in each case as of such date minus (ii) the aggregate amount of accrued interest, dividends (including, without duplication, any Company Tax Distribution), premiums, commitment fees and Unissued Share Fee and accrued and unpaid Administrative Expenses, if any, payable by the Fund as of such date in respect of Indebtedness issued pursuant to the Indenture and the Preferred Shares, respectively; provided that until the earlier of two years after the Closing Date or the date on which the Fund shall have drawn

$404.5 million of the Equity Capital Commitments, the Moody's Net Accrual Amount shall not be less than zero.

         "Moody's Rating Correlation Procedures" means the following procedures, which shall be applied to any Fund Investment for which an Assigned Moody's Rating is not otherwise required and does not have an Assigned Moody's Rating:

         (i) if another security or obligation of the same issuer has an Assigned Moody's Rating, then the applicable rating of such Fund Investment shall be determined as follows: (a) if there is an Assigned Moody's Rating of a security of the issuer of the same priority, then the rating of such Fund Investment shall be such rating; (b) if the Assigned Moody's Rating is on a senior unsecured obligation of the issuer, then the applicable rating of such Fund Investment (1) shall be one subcategory above such Assigned Moody's Rating, if such Fund Investment is a senior secured obligation of the issuer, with a rating of "Aaa" remaining the same; (2) shall be two subcategories below such Assigned Moody's Rating, if such rating is "B1" or higher and if such Fund Investment is a subordinated obligation of the issuer, (3) shall be one subcategory below such Assigned Moody's Rating if such rating is between "B2" and "Ca," inclusive, and if such Fund Investment is a subordinated obligation of the issuer; and (4) otherwise shall be "C" if such Fund Investment is a subordinated obligation of the issuer; (c) if the Assigned Moody's Rating is on a subordinated obligation of the issuer and if such Fund Investment is a senior secured obligation of the issuer, then the applicable rating of such Fund Investment
                 (1) shall be one subcategory above such Assigned Moody's Rating if such rating is "Baa3" or higher, (2) shall be two subcategories above such Assigned Moody's Rating if such rating is "B2" or higher, but lower than "Baa3," (3) shall be one subcategory above such Assigned Moody's Rating if such rating is "B3" and (4) otherwise shall equal such rating; (d) if there is an Assigned Moody's Rating on a subordinated obligation of the issuer and if such Fund Investment is a senior unsecured obligation of the issuer, then the applicable rating of such Fund Investment (1) shall be one subcategory above such Assigned Moody's Rating if such rating is "B3" or higher and
                 (2) otherwise shall equal such rating; and (e) if the Assigned Moody's Rating is on a senior secured obligation of the issuer, then the applicable rating of such Fund Investment (1) shall be one subcategory below such Assigned Moody's Rating if such rating is "Ca" or higher and such Fund Investment is a senior unsecured obligation of the issuer; (2) shall be two subcategories below such Assigned Moody's Rating if such rating is "Caa2" or higher and such Fund Investment is a subordinated obligation of the issuer; and (3) otherwise shall be "C"; and

         (ii) if no other security or obligation of the same issuer has an Assigned Moody's Rating, the applicable ratings of such Fund Investment shall be determined using any one of the methods below:

A. (1) if such Fund Investment has an Assigned S&P Rating, then the applicable rating of such Fund Investment will be (a) one subcategory below the Moody's equivalent of the Assigned S&P Rating if such Fund Investment is rated "BBB-" or higher by S&P; and

         (b) two subcategories below the Moody's equivalent of the Assigned S&P Rating if such Fund Investment is rated "BB+" or lower by S&P; and

         (2) if such Fund Investment does not have an Assigned S&P Rating but another security or obligation of the issuer has an Assigned S&P Rating ("parallel security"), then the Fund may elect (x) to apply the Moody's equivalent of the rating of such parallel security determined in accordance with the methodology set forth in subclause (1) above, in which case, the applicable rating of such Fund Investment will be determined in accordance with the methodology set forth in clause (i) above (for such purpose treating the parallel security as if it had an Assigned Moody's Rating with the rating determined pursuant to this subclause (2)) or (y) to present such Fund Investment to Moody's for an estimate of such Fund Investment's rating factor as provided in clause B below;

B. if such Fund Investment does not have an Assigned Moody's Rating or Assigned S&P Rating and (x) no other security or obligation of the issuer has an Assigned Moody's Rating or Assigned S&P Rating or (y) another security or obligation of the issuer has an Assigned S&P Rating, and the Fund so elects as provided in clause A(2)(y) above, then the Fund may present such Fund Investment to Moody's for an estimate of such Fund Investment's rating factor, from which its corresponding Moody's rating may be determined, which shall be the applicable rating; provided that pending receipt from Moody's of such estimate, such Fund Investment shall have an applicable rating of "B3" if the Fund certifies to the Trustee that the Fund believes that such estimate will be at least "B3";

C. with respect to a Fund Investment issued by a U.S. issuer, if (1) neither the issuer nor any of its Affiliates is subject to reorganization or bankruptcy proceedings, (2) no debt securities or obligations of the issuer are in default, (3) neither the issuer nor any of its Affiliates have defaulted on the payment of any debt during the past two years, (4) the issuer has been in existence for the past four years, (5) the issuer is current on any cumulative dividends, (6) the fixed-charge ratio for the issuer exceeds 120% for each of the past two fiscal years (and for the most recent four quarters), (7) the issuer had a net profit before tax in the past fiscal year and the most recent quarter, and (8) the annual financial statements of the issuer are unqualified and certified by a firm of independent accountants of national reputation, and quarterly statements are unaudited but signed by a corporate officer, the applicable rating of such Fund Investment will be "B3" if such Fund Investment is a senior secured obligation and "Caa1" if such Fund Investment is not a senior secured obligation;

D. with respect to a Fund Investment issued by a U.S. issuer, if (1) neither the issuer nor any of its Affiliates is subject to reorganization or bankruptcy proceedings, (2) no debt security or obligation of the issuer has been in default in payment during the past two years, and (3) such Fund Investment does not fall within the immediately preceding paragraph (C), the applicable rating of such Fund Investment will be "Caa2"; and

E. if a debt security or obligation of the issuer has been in default in payment during the past two years, the applicable rating of such Fund Investment will be "Ca".

For the purposes of this definition, "Assigned Moody's Rating" means the publicly available rating or the monitored estimated rating expressly assigned to a debt obligation (or facility) by Moody's that addresses the full amount of the principal and interest promised, and "Assigned S&P Rating" means the publicly available rating assigned to a debt obligation (or facility) by S&P that includes no subscripts, asterisks or other qualifications, that is not stated to be an unmonitored rating, and that addresses the full amount of the principal and interest promised.

         "Moody's Warrant/Option Advance Amount" means, as of any date of determination, an amount equal to the sum for all Warrant/Option Investments of the product of(i) the Warrant/Option Intrinsic Value of such Warrant/Option Investment multiplied by (ii) the Moody's Advance Rate for the Moody's Asset Category applicable to the Related Equity Securities of such Warrant/Option Investment.

         "NASDAQ" means the electronic inter-dealer quotation system operated by NASDAQ, Inc., a subsidiary of the National Association of Securities Dealers, Inc., or any successor thereto.

         "Non-Cash Pay Instrument" means a High Yield Bond which falls in Asset Category C, D, E, F or G that (a) does not provide for the payment of cash interest or preferred dividends, or provides for the total deferral of interest until the final maturity thereof, (b) is a debt security that has an initial current yield on the date of purchase or acquisition thereof of less than 2.5% per annum and provides for an increase in the rate of interest payable in respect thereof at any time after the date it was purchased or acquired (other than any increase resulting from (i) a change in a generally recognized floating rate interest rate index, (ii) a change in the weighted average interest rate on underlying collateral in the case of Securities the interest rate on which is based on such weighted average interest rate or (iii) a change in an interest rate spread or margin resulting from an announced change in the rating of the issuer's debt obligations) or (c) is a debt security that provides for the partial deferral of interest until the final maturity thereof and which has cash interest payable without deferral at a rate per annum less than (x) with respect to Fund Investments bearing interest at a fixed rate, 2.5% per annum and (y) with respect to Fund Investments bearing interest at a floating rate, a eurodollar rate plus 2% per annum. For purposes of clause (b) of this definition, if the current yield is increased to 2.5% or more per annum, then at the time of the increase of such interest rate, the Security will cease to be a "Non-Cash Pay Instrument."

         "Non-Credit Risk Security" means a security with respect to which an institutional money manager would evaluate its value primarily by reference to factors other than (a) the coupon (or the coupon as adjusted for any purchase discount or premium) in relation to prevailing market yields, (b) the credit worthiness of the issuing entity or (c) the adequacy of the underlying financial assets supporting such security to ensure the repayment of the security according to its terms (which adequacy may be measured by a credit analysis of the likelihood of the obligors of such underlying assets to pay according to the terms of such underlying assets and/or an analysis of the sufficiency of the income streams thereon to meet the payment terms of the security).

         "Non-Performing Instrument" means (i) any Fund Investment that is debt and the issuer of which is in default of any principal or interest payment obligations in respect thereof (without giving effect to any applicable grace period or waiver), (ii) any Fund Investment that is Preferred

Stock and the issuer of which has failed to meet any scheduled redemption obligations or to pay its latest declared cash dividend or (iii) any Fund Investment that is a CDO Debt Security and the issuer of which has failed to pay any current interest or principal in cash when due.

         "Outstanding Principal Amount" means the outstanding aggregate principal amount of the Notes under the Indenture at any given time.

         "Performing" means, (i) with respect to any Fund Investment that is Bank Loan or other debt, the issuer of such Fund Investment is not in default of any payment obligations in respect thereof, (ii) with respect to any Fund Investment that is Preferred Stock, the issuer of such Fund Investment has not failed to meet any scheduled redemption obligations or to pay its latest declared cash dividend or (iii) with respect to any Fund Investment that is a CDO Debt Security, the issuer of such Fund Investment has not failed to pay any current interest or principal in cash when due.

         "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Pledge and Intercreditor Agreement" means the Pledge and Intercreditor Agreement dated as of the Closing Date, among the Trustee, the Insurer, the Custodian, the Fund and the Collateral Agent identified therein, as amended, extended, restated, supplemented or modified from time to time in accordance with the terms thereof.

         "Portfolio Limitations" has the meaning assigned to such term in this Schedule under "Application of Portfolio Limitations."

         "Preferred Stock" means, as applied to the Capital Stock of any Person, Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to any shares (or other interests) of Capital Stock of such Person.

         "Private Equity Securities" means, at any time of determination any Equity Security which the Fund believes in good faith (based on the facts and circumstances available to it) is (i) commonly regarded by investment professionals as a "private equity security" and (ii) not traded or listed on any national or regional securities exchange, any designated offshore Securities market (as defined in Regulation S under the Securities Act) or on the NASDAQ National Market and is not actively quoted or traded on any automated quotation system or in the over-the-counter market; provided, however, that "Private Equity Securities" shall not include (a) any Equity Securities convertible or exchangeable for any Equity Securities traded or quoted in the markets described in clause (ii) above, or (b) any equity Securities which may be resold under an effective registration statement under the Securities Act at the time of determination.

         "Protected Market Value" means, with respect to any Fund Investment that is the subject of a Defensive Hedge Transaction, the Protected Price of such Fund Investment times the number of units of such Fund Investment that are held by the Fund and are the subject of such Defensive Hedge Transaction.

         "Protected Price" means, with respect to any Defensive Hedge Transaction, (i) the agreed strike price at which the Eligible Counterparty to such Defensive Hedge Transaction has agreed to purchase the Fund Investment that is the subject of such Defensive Hedge Transaction or (ii) the agreed strike price under a Defensive Hedge Transaction pursuant to which the Eligible Counterparty has agreed to pay the Fund an amount equal to the excess of the agreed strike price over the current price of the Fund Investment that is the subject of such Defensive Hedge Transaction.

         "Quarterly Date" means the last Business Day of each February, May, August and November, commencing November 30, 2005.

         "Related Person" means, with respect to any issuer, (a) any Person of which such issuer is a Subsidiary, (b)any Person that is a Subsidiary of such issuer, (c) with respect to a debt obligation, any Person that relies on, or is relied upon for, the cash flows of such issuer to service debt obligations or does not have a credit rating independent of such Person or (d) with respect to a debt obligation, any Person that guarantees the issuer's payment of such debt obligation; provided, however, that, in any such case, a Person shall not be a Related Person of a second Person solely as a consequence of the common control of such Persons by a single financial sponsor.

         "Reporting Date" means the last Business Day of each calendar week, commencing November 25, 2005.

         "S&P" means Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., or any successor thereto.

         "Secured Hedging Advance Amount" means as of any date of determination,
(i) if the Secured Hedging Net Exposure is greater than zero and the Secured Hedging Transactions entered into, in the judgment of the Fund, hedge or mitigate risks to which the Fund is exposed in the conduct of its business or the management of its liabilities, 90% of the Secured Hedging Net Exposure, and
(ii) if the Secured Hedging Net Exposure is less than zero, 100% of the Secured Hedging Net Exposure; provided that any Secured Hedging Transaction having a Secured Hedging Net Exposure greater than zero and a counterparty with a rating of less than "A3" by Moody's shall be deemed, for purposes of calculating the Secured Hedging Advance Amount, to have a Secured Hedging Net Exposure of zero.

         "Secured Hedging Net Exposure" as of any date, as to any Secured Hedging Transaction for which a determination thereof is required to be made, shall be determined as follows: (i) each Eligible Counterparty party to each Secured Hedging Transaction shall determine, with respect to the Secured Hedging Transactions entered into by it with the Fund, an amount (the "Secured Net Exposure Component") equal to the net current market value on the bid side of the market if the position is long and on the ask/offer side of the market if the position is short to the Fund on such date of determination of each such Secured Hedging Transaction and (ii) for each Secured Hedging Transaction, the "Secured Hedging Net Exposure" will, as of any date, be equal to the sum of all applicable Secured Net Exposure Components as of such date and may, for purposes of this calculation, be less than zero.

         "Secured Hedging Transaction" means any Interest Rate Hedging Transaction or Currency Hedging Transaction entered into by the Fund with any Person that is an Eligible Counterparty which is secured by Collateral pursuant to the Pledge and Intercreditor Agreement and for avoidance of doubt shall exclude Structured Product Transactions.

         "Securities" means common and preferred stock, partnership units and participations, member interests in limited liability companies, notes, bonds, debentures, trust receipts and other obligations, instruments or evidences of indebtedness, including debt instruments of public and private issuers and tax-exempt securities (including, without limitation, warrants, rights, put and call options and other options and rights relating thereto, or any combination thereof), guarantees of indebtedness, choses in action, trade claims, other property or interests commonly regarded as securities or any form of interest or participation therein, but not including Bank Loans or Hedging and Short Sale Transactions.

         "Securities Lending Counterparty" means any bank, broker-dealer or other financial institution (other than an insurance company) that has:

         (i) in the case of a loan with a term of 90 days or less, short-term senior unsecured debt ratings of "P-1" from Moody's (or a guarantor with such ratings);

         (ii) in the case of a loan with a term of longer than 90 days but less than a year, either (x) a long-term senior unsecured debt rating of at least "Al" by Moody's or (y) both a long term senior unsecured debt rating of "A2" by Moody's and a short term rating of "P-1" by Moody's; and

         (iii) in the case of a loan for a one year term or more, a long-term senior unsecured debt rating that, individually and together with all other Securities Lending Counterparties' ratings, is consistent with the limits set forth in the table below (or a guarantor with such ratings).

No more than 50% of Total Capitalization may be loaned pursuant to Securities Lending Transactions regardless of duration. At the time a Securities Lending Transaction for a term of one year or more is entered into by the Fund, the percentage of the Fund Investments loaned to a single counterparty shall not exceed the individual percentage set forth below for the credit rating of such counterparty, and the percentage of the Fund Investments loaned by the Fund to counterparties having the same credit rating shall not exceed the aggregate percentage set forth below for such credit rating:


---------------------------------------- -------------------------------------- --------------------------------------
      LONG-TERM SENIOR UNSECURED                      INDIVIDUAL                              AGGREGATE
       DEBT RATING OF SECURITIES                  SECURITIES LENDING                     SECURITIES LENDING
         LENDING COUNTERPARTY                     COUNTERPARTY LIMIT                     COUNTERPARTY LIMIT
---------------------------------------- -------------------------------------- --------------------------------------
                  Aaa                                     10%                                    20%
---------------------------------------- -------------------------------------- --------------------------------------
                  Aa1                                     10%                                    20%
---------------------------------------- -------------------------------------- --------------------------------------
                  Aa2                                     10%                                    20%
---------------------------------------- -------------------------------------- --------------------------------------
                  Aa3                                     10%                                    15%
---------------------------------------- -------------------------------------- --------------------------------------
                  A1                                      10%                                    10%
---------------------------------------- -------------------------------------- --------------------------------------
                  A2*                                     5%                                     5%
---------------------------------------- -------------------------------------- --------------------------------------
              A3 or lower                                 0%                                     0%
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------

* The percentages in this row apply only if such rating is not on a credit watch with negative implications by Moody's. If such rating is on a credit watch with negative implications by Moody's, both the individual and the aggregate percentage limits shall be zero.

provided, that the Fund may enter into a Securities Lending Transaction with a Securities Lending Counterparty having, at such time, a long-term senior unsecured debt rating below "A2" by Moody's, so long as the Rating Agency Condition with respect to Moody's has been satisfied.

         "Securities Lending Transactions" means all obligations of the Fund (i) to purchase investments which arise out of or in connection with the sale of the same or substantially similar investments or other similar transactions having the same economic effect (excluding Swap Transactions); and (ii) incurred in connection with any security lending transactions described in clause (i) with a Securities Lending Counterparty.

         "Semi-Liquid Investments" means (i) Unquoted Investments that are debt Securities rated "B3" or better by Moody's; (ii) Unquoted Investments that are not subject to any enforceable agreement containing a material condition to, or material restriction on, the ability of the holder of such Unquoted Investment or an assignee of such holder to sell, assign, transfer or otherwise liquidate the investment in a commercially reasonable time and manner (other than in any such agreement contained in the Collateral Documents and customary securities law arrangements or restrictions); (iii) solely for purposes of the definition of Portfolio Limitations, Unquoted Investments which are High Yield Bonds or Mezzanine Investments and are part of an issue that is greater or equal to $40 million in original principal amount; or (iv) solely for purposes of the definition of Portfolio Limitations, Unquoted Investments which are High Yield Bonds that are held by ten or more holders or the issuer thereof has a total capitalization in excess of $150.0 million.

         "Short Sale Advance Amount" means, as of any date of determination with respect to any Short Sale Transaction for which a determination thereof is required to be made, an amount calculated as follows:

         (i) If the Security borrowed by the Fund in connection with such Short Sale Transaction is a Non-Fixed Income Investment:

         Short Sale Advance Amount =               S minus M minus X

                                       Where:
                                       S=          The aggregate value of the
                                                   net proceeds from the sale of
                                                   the Non-Fixed Income
                                                   Investment in the Short Sale
                                                   Transaction that are not
                                                   included in clause (i) of
                                                   Moody's Senior Advance Amount
                                                   or clause (i) of Moody's
                                                   Total Advance Amount,
                                                   determined as of the date of
                                                   such sale.

                                       M=          The lesser of (a) the Market
                                                   Value of such Non-Fixed
                                                   Income Investment as of the
                                                   date of determination and (b)
                                                   the original price of such
                                                   Non-Fixed Income Investment
                                                   on the date it was borrowed.

                                       X=          The product of (a) the Market
                                                   Value of such Non-Fixed
                                                   Income Investment as of the
                                                   date of determination,
                                                   multiplied by (b) one minus
                                                   the Moody's Advance Rate
                                                   applicable to such Non-Fixed
                                                   Income Investment as of the
                                                   date of determination;
                                                   provided, however, that in no
                                                   event shall X be less then 0.

         (ii) If the Bank Loan or Security borrowed by the Fund in connection with such Short Sale Transaction is a Fixed Income Investment:

         Short Sale Advance Amount =               S minus M minus Y

                                       Where:
                                       S=          The aggregate value of the
                                                   net proceeds from the sale of
                                                   such Fixed Income Investment
                                                   in the Short Sale Transaction
                                                   that are not included in
                                                   clause (i) of Moody's Senior
                                                   Advance Amount or clause (i)
                                                   of Moody's Total Advance
                                                   Amount, determined as of the
                                                   date of such sale.

                                       M=          The lesser of (a) the Market
                                                   Value of such Fixed Income
                                                   Investment as of the date of
                                                   determination and (b) the
                                                   original price of such Fixed
                                                   Income Investment on the date
                                                   it was borrowed.

                                       Y=          The lesser of (a) the product
                                                   of (i) the Market Value of
                                                   such Fixed Income Investment
                                                   as of the date of
                                                   determination, multiplied by
                                                   (ii) one minus the Moody's
                                                   Advance Rate applicable to
                                                   such Fixed Income Investment
                                                   as of the date of
                                                   determination, and (b) (i)
                                                   110% of the par value of such
                                                   Fixed Income Investment,
                                                   minus (ii) the Market Value
                                                   of such Fixed Income
                                                   Investment as of the date of
                                                   determination; provided,
                                                   however that in no event
                                                   shall Y be less then 0.

         (iii)    For purposes of this definition:

(A) "Fixed Income Investment" means any Bank Loan or Security that (i) provides a return in the form of fixed periodic payments and/or a return of a fixed principal amount at maturity, which return is fixed at the time of purchase of such security, and (ii) at the time of determination constitutes indebtedness of the issuer.

(B) "Non-Fixed Income Investment" means any Security that is borrowed by the Fund in a Short Sale Transaction that is not a Fixed Income Investment.

         "Short Sale Transaction" means a transaction under which the Fund borrows a Bank Loan or Security and sells or otherwise disposes of such or any substantially similar Bank Loan or Security prior to the date on which the same must be returned to the lender thereof (and commonly known as a "short sale").

         "Specified Foreign Country" means each Designated Country other than
(x) a country whose sovereign debt rating in a non-local currency is rated "Aaa" by Moody's or (y) a country whose sovereign debt rating in a non-local currency is rated "Aa2" or better by Moody's (and, if rated "Aa2" by Moody's, such rating has not been placed on a credit watch with negative implications by Moody's) and in the case of(y) which is (a) a member of the European Union that has adopted the Euro as its lawful currency, (b) Canada, (c) Great Britain or (d) Australia.

         "Structured Product Transaction" means a Hedging and Short Sale Transaction between the Fund and a counterparty in which either, (i) the Fund is the counterparty to a CDS purchasing protection from an Eligible Counterparty with respect to a reference asset or an index that refers to or is based upon a number of reference assets, or (ii) the Fund is the counterparty writing or providing the protection with respect to a CDS relating to a reference asset or an index that refers to or is based upon a number of reference assets.

         "Swap Transaction" means: (i) any rate, basis, debt or equity swap;
(ii) any put, cap, collar or floor agreement; (iii) any rate, basis, debt or equity futures or forward contract; (iv) any rate, basis, debt or equity option representing an obligation to buy or sell a security, debt or equity; and (v) any other similar agreement.

         "Total Capitalization" means the sum of (a) Contributed Company Capital plus aggregate undistributed net income of the Fund (as determined quarterly in accordance with GAAP and set forth in the Fund's financial statements) minus net loss of the Fund (determined quarterly in accordance with GAAP and set forth in the Fund's financial statements), in each case excluding any reduction in Company Equity as a result of placement or structuring fees and organizational expenditures, (b) the aggregate outstanding liquidation preference of the Preferred Shares plus the aggregate liquidation preference of fully subscribed but unissued Preferred Shares and (c) the aggregate Outstanding Principal Amount plus the amount, if any, by which the Total Maximum Commitment exceeds the Outstanding Principal Amount; provided, however, until June 30, 2007, for purpose of clauses (i) through (vi) of the Portfolio Limitations, "Total Capitalization" will be the greater of (1) the amount determined pursuant to clauses (a), (b) and (c) above and (ii) $404.5 million; provided, further, that, for purposes of the definition of Portfolio Limitations, Total Capitalization shall not exceed $809.0 million.

         "Unhedged Foreign Investment" means any portion of any Fund Investment denominated in a currency other than Dollars which is not protected against currency fluctuations as a result of Currency Hedging Transactions.

         "Unquoted Investments" means Fund Investments other than Cash or Cash Equivalents for which the Market Value has not been obtained from an Approved Source.

         "U.S. Government Securities" means Securities that are direct obligations of, or obligations the timely payment of principal and interest on which is fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America and in the form of conventional bills, bonds and notes. In no event shall U.S. Government Securities include: (i) any security providing for the payment of interest only;
(ii) any Swap Transaction; or (iii) any obligation on which all or any portion of the payments thereunder is based, directly or indirectly, on any Swap Transaction.

         "Warrant/Option Intrinsic Value" means, with respect to any Warrant/Option Investment, the product of (x) an amount by which the current price (based on the price from an Approved Source or an Approved Investment Banking Firm) of the applicable Related Equity Securities exceeds the agreed strike price of the Related Equity Securities with respect to such Warrant/Option Investment, multiplied by (y) the number of shares of the Related Equity Securities. For the avoidance of doubt, the Warrant/Option Intrinsic Value shall always be zero if, in the case of a call Warrant/Option Investment, the agreed strike price of the applicable Related Equity Securities for such Warrant/Option Investment is equal to or greater than the current price of the applicable Related Equity Securities for such Warrant/Option Investment or, in the case of a put Warrant/Option Investment, the agreed strike price of the applicable Related Equity Securities for such Warrant/Option Investment is equal to or less than the current price of the applicable Related Equity Securities for such Warrant/Option Investment.

         "Warrant/Option Investments" means any Fund Investments held by the Fund that are warrants or call options or similar rights with respect to Equity Securities (the "Related Equity Securities').

         "Yield to Worst" means, in respect of any High Yield Bond or other debt security, the lesser of (a) the yield-to-maturity and (b) the lowest yield-to-call calculated on each scheduled call date.

                                     ANNEX I

                        MOODY'S INDUSTRY CLASSIFICATIONS

1.      Aerospace and Defense
2.      Automobile
3.      Banking
4.      Beverage, Food and Tobacco
5.      Buildings and Real Estate
6.      Chemicals, Plastics and Rubber
7.      Containers, Packaging and Glass
8.      Diversified/Conglomerate Manufacturing
9.      Diversified/Conglomerate Service
10.     Diversified Natural Resources, Precious Metals and Minerals
11.     Ecological
12.     Electronics
13.     Finance
14.     Farming and Agriculture
15.     Grocery
16.     Healthcare, Education and Childcare
17.     Home and Office Furnishings, Housewares and Durable Consumer Products
18.     Hotels, Motels, Inns and Gaming
19.     Insurance
20.     Leisure, Amusement, Motion Pictures
21.     Machinery (Non-Agriculture, Non-Construction and Non-Electronic)
22.     Mining, Steel, Iron and Nonprecious Metals
23.     Oil and Gas
24.     Personal and Non-Durable Consumer Products (Manufacturing Only)
25.     Personal, Food and Miscellaneous Services
26.     Printing and Publishing
27.     Cargo Transport
28.     Retail Stores
29.     Telecommunications
30.     Textiles and Leather
31.     Personal Transportation
32.     Utilities
33.     Broadcasting and Entertainment
34.     Structured Finance Obligations

                                APPROVED DEALERS

A.G. Edwards & Sons, Inc.                     Liberty Brokerage
ABN AMRO Bank                                 Libra Securities
Allen & Co.                                   Lincoln Partners
Amroc Investments, LLC                        M.J. Whitman, LLC
APS Financial Corporation                     McDonald & Company
B. Riley & Co.                                Merrill Lynch
Bank of America                               Mesirow Financial
Bank of Montreal                              Miller Tabak & Co., LLC
Barclays Capital                              Morgan Joseph & Co.
Bear Stearns                                  Morgan Stanley
BMO Nesbitt Bums                              Prudential Securities
BNP Paribas                                   Raymond James
BNY Capital                                   RBC Dain Rauscher
Brown Gibbons Lang & Company                  Robert W. Baird & Co
Cantor Fitzgerald                             Roth Capital
Chanin Capital Partners                       Salomon Smith Barney
Chicago Corporation                           Schroder Wertheim
CIBC World Markets                            Scotia Capital Markets
CIT Group                                     Seidler Companies, The
Citigroup                                     SG Cowen
Citimark Partners                             Societe Generale
Commerzbank                                   Spear, Leeds & Kellogg
Credit Lyonnais                               SunTrust Robinson-Humphrey Company
Credit Research & Trading                     Swiss Bank Corporation
CS First Boston                               TD Securities
Delaware Bay, Inc.                            The Blackstone Group
Deutsche Bank Alex Brown                      U. S. Bancorp
First Chicago Trust Company                   UBS Warburg
First Security Van Kasper                     Union Bank of California
Fleet                                         Wachovia Securities
General Electric                              Wedbush Morgan
Goldman Sachs & Co.                           Wells Fargo
Hellmond & Associates                         William Blair & Company
Houlihan Lokey Howard & Zukin
Imperial Capital
Indosuez Capital
ING (Baring Furman Selz)
J.P. Morgan Chase
Jefferies & Company, Inc.
Ladenburg Thalmann
Lazard Freres & Co., LLC
Lehman Brothers

                               APPROVED EXCHANGES


AFRICAN STOCK EXCHANGES
         Johannesburg Stock Exchange, South Africa
         The South African Futures Exchange(SAFEX), South Africa

ASIAN STOCK EXCHANGES
         Sydney Futures Exchange, Australia
         Australian Stock Exchanges, Australia
         Shenzhen Stock Exchange, China
         Stock Exchange of Hong Kong,Hong Kong
         Hong Kong Futures Exchange,Hong Kong
         National Stock Exchange of India,India
         Bombay Stock Exchange, India
         Jakarta Stock Exchange, Indonesia
         Indonesia NET Exchange,Indonesia
         Nagoya Stock  Exchange,Japan
         Osaka Securities Exchange, Japan
         Tokyo Grain Exchange, Japan
         Tokyo International Financial Futures Exchange (TIFFE), Japan Tokyo Stock Exchange, Japan
         Korea Stock Exchange, Korea
         Kuala Lumpur Stock Exchange, Malaysia
         New Zealand Stock Exchange, New Zealand
         Karachi Stock Exchange, Pakistan
         Lahore Stock Exchange, Pakistan
         Stock Exchange of Singapore (SES), Singapore
         Singapore International Monetary Exchange Ltd. (SIMEX), Singapore Colombo Stock Exchange, Sri Lanka
         Sri Lanka Stock Closings, Sri Lanka
         Taiwan Stock Exchange, Taiwan
         The Stock Exchange of Thailand, Thailand

EUROPEAN STOCK EXCHANGES
         Vienna Stock Exchange, Austria
         EASDAQ, Belgium
         Zagreb Stock Exchange, Croatia
         Prague Stock Exchange, Czech Republic
         Copenhagen Stock Exchange, Denmark
         Helsinki Stock Exchange, Finland
         Paris Stock Exchange, France
         NouveauMarche, France
         MATIF, France
         Frankfurt Stock Exchange, Germany
         Athens Stock Exchange, Greece
         Budapest Stock Exchange, Hungary

         Italian Stock Exchange, Italy
         National Stock Exchange of Lithuania,Lithuania
         Macedonian Stock Exchange, Macedonia
         Amsterdam Stock Exchange, The Netherlands
         Oslo Stock Exchange, Norway
         Warsaw Stock-Exchange, Poland
         Lisbon Stock Exchange, Portugal
         Bucharest Stock Exchange, Romania
         Russian Securities Market News, Russia
         Ljubljana Stock Exchange,Inc., Slovenia
         Barcelona Stock Exchange, Spain
         Madrid Stock Exchange, Spain
         MEFF: (Spanish Financial Futures & Options Exchange), Spain Stockholm Stock Exchange, Sweden
         Swiss Exchange, Switzerland
         Istanbul Stock Exhange, Turkey
         FTSE International (London Stock Exchange), United Kingdom
         London Stock Exchange: Daily Price Summary, United Kingdom Electronic Share Information, UnitedKingdom
         London Metal Exchange,United Kingdom
         London InternationalFinancial Futures and Options Exchange, United Kingdom

MIDDLE EASTERN STOCK EXCHANGES
         Tel Aviv Stock Exchange, Israel
         Amman Financial Market, Jordan
         Istanbul Stock Exhange, Turkey

NORTH AMERICAN STOCK EXCHANGES
         Alberta Stock Exchange, Canada
         Montreal Stock Exchange, Canada
         Toronto Stock Exchange, Canada
         Vancouver Stock Exchange, Canada
         Winnipeg Stock Exchange, Canada
         Mexican Stock Exchange, Mexico
         AMEX, United States
         New York Stock Exchange (NYSE),United States
         NASDAQ, United States
         Chicago Stock Exchange, United States
         Chicago Board Options Exchange, United States
         Chicago Board of Trade, United States
         Chicago Mercantile Exchange, United States
         Pacific Stock Exchange, United States
         Philadelphia Stock Exchange, United States

SOUTH AMERICAN STOCK EXCHANGES
         Bermuda Stock Exchange, Bermuda
         Rio de Janeiro Stock Exchange, Brazil

         Sao Paulo Stock Exchange, Brazil
         Cayman Islands Stock Exchange, Cayman Islands
         Chile Electronic Stock Exchange, Chile
         Santiago Stock Exchange, Chile
         Bogota stock exchange, Colombia
         Lima Stock Exchange, Peru
         Caracas Stock Exchange, Venezuela
         Venezuela Electronic Stock Exchange, Venezuela

                        APPROVED INVESTMENT BANKING FIRMS

A.G. Edwards & Sons, Inc.                  Lehman Brothers
ABN AMRO Bank                              Liberty Brokerage
Allen & Co.                                Lincoln Partners
Amroc Investments                          M.J. Whitman
Bank of America                            McDonald & Company
Bank of Montreal                           Merrill Lynch
Bank One                                   Mesirow Financial
Barclays Capital                           Miller Tabak & Hirsch
Bear Stearns                               Morgan Stanley
BMO Nesbitt Burns                          Prudential Securities
Brown, Gibbons, Lang                       RBC Dain Rauscher
Cantor Fitzgerald                          Raymond James
Chanin Capital Partners                    Robert W. Baird & Co
JPMorgan Chase Manhattan                   Roth Capital
Chicago Corporation                        Solomon Smith Barney
CIBC World Markets                         Schroder Wertheim
CIT Group                                  Scotia Capital Markets
Citibank Group                             Seidler Companies
Citimark Partners                          SG Cowen
Credit Research & Trading                  Sun Trust Robinson-Humphrey Company
CS First Boston                            Sutro & Co.
Dabney Flannigan                           TD Securities
Delaware Bay, Inc.                         The Blackstone Group
Deutsche Bank Alex Brown                   Union Bank of California
EVEREN Securities                          US Bancorp Libra
First Security Van Kasper                  US Bancorp Piper Jaffray
Fleet National Bank                        USB Warburg
Goldman Sachs & Co.                        Wachovia Securities
Grantchester Holdings                      Wasserstein Perella Securities Inc.
Greenwich NatWest                          Wedbush Morgan
Gruntal                                    Wells Fargo
Hambrecht & Quist                          William Blair & Company
Hellmold & Associates
Houlihan Lokey Howard & Zukin
Imperial Capital
ING (Baring Furman Selz)
Jefferies & Company, Inc.
JPMorgan Chase
Ladenburg Thalmann
Lazard Freres

                            APPROVED PRICING SERVICES

Advantage Data, Inc.
Bloomberg
Bridge Information Systems, Inc.
Data Resources Inc.
Fixed Income Pricing System
Interactive Data Corp
International Securities Market Association
JJ Kenney
KDP
Loan Pricing Corp.
Merrill Lynch Securities Pricing Service
Muller Data Corp.
Reuters (only for pricing Foreign Issuer Securities)
Societe Generale
Standard & Poor's
Telerate
Wood Gundy (only for pricing Securities issued by the Canadian federal or Canadian provincial governments)

                         APPROVED THIRD PARTY APPRAISERS


A.G. Edwards & Sons, Inc.                  J.P. Morgan Chase
ABN AMRO Bank                              Jefferies & Company, Inc.
Allen & Co.                                KPMG International
Amroc Investments                          Ladenburg Thalmann
Bank of America                            Lazard Freres
Barclays Capital                           Lehman Brothers
Bear Stearns                               Liberty Brokerage
BMO Nesbitt Burns                          M.J. Whitman
Brown, Gibbons, Lang                       McDonald & Company
Cantor Fitzgerald                          Merrill Lynch
Chanin Capital                             Mesirow Financial
Citimark Partners                          Miller Tabak
Chicago Corporation                        Morgan Stanley
CIBC World Markets                         PriceWaterhouseCoopers
CIT World Markets                          Raymond James
Citigroup                                  RBC Dain Rauscher Robert W. Barry
Credit Research & Trading                  Schroder Wertheim
CS First Boston                            Scotia Capital Markets
Dabney Flannigan                           Seidler Companies
Delaware Bay, Inc.                         Sun Trust Robinson-Humphrey Company
Deloitte & Touche                          Sutro & Co.
Deutsche Bank                              Swiss Bank Corporation
Dresdner Kelinwort Wasserstein             TD Securities
Ernst & Young                              The Blackstone Group
EVEREN Securities                          UBS Warburg
First Chicago Trust Company                Union Bank
First Security Van Kasper                  US Bancorp Piper Jaffray
Goldman Sachs & Co.                        US Bancorp Libra
Grantchester  Holdings                     Wachovia Securities
Greenwich NatWest                          Wedbush Morgan
Hambrecht & Quist                          Wells Fargo
Hellmold & Associates                      William Blair & Company
Houlihan Lokey Howard & Zukin
Imperial Capital

                 APPENDIX D: S&P COLLATERAL VALUATION SCHEDULE

CALCULATION OF S&P ADVANCE AMOUNT

         "S&P Advance Rate" means the S&P Senior Advance Rate or the S&P Total Advance Rate, as applicable.

         "S&P Senior Advance Rate" means, for purposes of determining the Senior Over-Collateralization Test, for each S&P Asset Category, the percentage specified in the table below opposite such S&P Asset Category; provided that:

         (i) so long as the aggregate number of issuers (without duplication) of the Eligible Investments is equal to or greater than 30 and the aggregate number of Industries (without duplication) in which the Eligible Investments are invested is equal to or greater than 9, the percentage specified in the column entitled "S&P Advance Rate -- 30/9" in the table below opposite such S&P Asset Category; and

         (ii) for all other cases, the percentage specified in the column entitled "S&P Advance Rate -- Others" in the table below opposite such S&P Asset Category;

provided that, for purposes of this definition only, each $7.0 million in Cash or Cash Equivalents held by the Fund or each $7.0 million in available unfunded amount under the Indenture shall be treated as one issuer and one Industry; provided, further, that a Related Person of any Person shall be considered the same "issuer" as such Person unless such Person is a bankruptcy remote entity; provided, further, that during the first 365 days following the Closing Date only, the S&P Senior Advance Rate for each S&P Asset Category may be, at the election of the Investment Manager, the percentage specified in the column entitled "S&P Advance Rate --30/9" in the table below opposite such S&P Asset Category regardless of the aggregate number of issuers of the Eligible Investments or the aggregate number of Industries in which the Eligible Investments are invested:

        S&P ASSET                          S&P ADVANCE                                   S&P ADVANCE
        CATEGORY                           RATE -- 30/9                                  RATE -- OTHERS
----------------------------------------------------------------------------------------------------------------------
           A-1                               100.00%                                       100.00%
           A-2                                99.00%                                        99.00%
           A-3                                96.00%                                        96.00%
           A-4                                92.00%                                        92.00%
           A-5                                82.20%                                        82.20%
           A-6                                68.20%                                        68.20%
           A-7                                53.20%                                        53.20%
           B-1                                85.99%                                        81.36%
           B-2                                81.14%                                        74.82%
           C-1                                83.92%                                        81.84%
           C-2                                82.86%                                        80.63%
           C-3                                81.64%                                        79.18%
           D-1                                78.31%                                        74.90%
           D-2                                74.92%                                        70.79%
           D-3                                71.69%                                        66.92%
           E-1                                65.64%                                        59.02%
           E-2                                61.10%                                        53.58%
           E-3                                56.59%                                        48.21%

        S&P ASSET                          S&P ADVANCE                                   S&P ADVANCE
        CATEGORY                           RATE -- 30/9                                  RATE -- OTHERS
----------------------------------------------------------------------------------------------------------------------
           F-1                                50.34%                                        41.46%
           F-2                                41.97%                                        31.64%
           F-3                                31.26%                                        18.35%
           G-1                                76.92%                                        74.84%
           G-2                                75.86%                                        73.63%
           G-3                                74.64%                                        72.18%
           G-4                                71.31%                                        67.90%
           G-5                                67.92%                                        63.79%
           G-6                                64.69%                                        59.92%
           G-7                                58.64%                                        52.02%
           G-8                                54.10%                                        46.58%
           G-9                                49.59%                                        41.21%
          G-10                                24.26%                                        11.35%
            H                                 35.54%                                        27.56%
           I-1                                66.94%                                        57.54%
           I-2                                58.57%                                        47.15%
           I-3                                24.39%                                        9.71%
           J-1                                36.10%                                        14.52%
           J-2                                5.90%                                         8.25%

         "S&P Total Advance Rate" means, for purposes of determining the Total Over-Collateralization Test, for each S&P Asset Category, the percentage specified in the table below opposite such S&P Asset Category; provided that:

         (iii) so long as the aggregate number of issuers (without duplication) of the Eligible Investments is equal to or greater than 30 and the aggregate number of Industries (without duplication) in which the Eligible Investments are invested is equal to or greater than 9, the percentage specified in the column entitled "S&P Advance Rate -- 30/9" in the table below opposite such S&P Asset Category; and

         (iv) for all other cases, the percentage specified in the column entitled "S&P Advance Rate -- Others" in the table below opposite such S&P Asset Category;

provided that, for purposes of this definition only, each $7.0 million in Cash or Cash Equivalents held by the Fund or each $7.0 million in available unfunded amount under the Indenture shall be treated as one issuer and one Industry; provided, further, that a Related Person of any Person shall be considered the same "issuer" as such Person unless such Person is a bankruptcy remote entity; provided, further, that during the first 365 days following the Closing Date only, the S&P Total Advance Rate for each S&P Asset Category may be, at the election of the Investment Manager, the percentage specified in the column entitled "S&P Advance Rate --30/9" in the table below opposite such S&P Asset Category regardless of the aggregate number of issuers of the Eligible Investments or the aggregate number of Industries in which the Eligible Investments are invested:


        S&P ASSET                           S&P ADVANCE                                   S&P ADVANCE
        CATEGORY                            RATE -- 30/9                                  RATE -- OTHERS
----------------------------------------------------------------------------------------------------------------------
           A-1                                100.00%                                       100.00%
           A-2                                98.00%                                        99.00%

        S&P ASSET                           S&P ADVANCE                                   S&P ADVANCE
        CATEGORY                            RATE -- 30/9                                  RATE -- OTHERS
----------------------------------------------------------------------------------------------------------------------
           A-3                                97.00%                                        97.00%
           A-4                                92.00%                                        94.00%
           A-5                                84.60%                                        84.60%
           A-6                                72.40%                                        72.40%
           A-7                                59.40%                                        59.40%
           B-1                                88.42%                                        84.60%
           B-2                                84.41%                                        79.18%
           C-1                                86.75%                                        85.02%
           C-2                                85.86%                                        84.03%
           C-3                                84.86%                                        82.83%
           D-1                                82.11%                                        79.30%
           D-2                                79.31%                                        75.90%
           D-3                                76.64%                                        72.71%
           E-1                                71.62%                                        66.16%
           E-2                                67.86%                                        61.67%
           E-3                                64.14%                                        57.23%
           F-1                                58.91%                                        51.59%
           F-2                                51.99%                                        43.46%
           F-3                                43.10%                                        32.45%
           G-1                                79.75%                                        78.02%
           G-2                                78.86%                                        77.03%
           G-3                                77.86%                                        75.83%
           G-4                                75.11%                                        72.30%
           G-5                                72.31%                                        68.90%
           G-6                                69.64%                                        65.71%
           G-7                                64.62%                                        59.16%
           G-8                                60.86%                                        54.67%
           G-9                                57.14%                                        50.23%
          G-10                                36.10%                                        25.45%
            H                                 49.00%                                        38.00%
           I-1                                72.63%                                        64.87%
           I-2                                65.68%                                        56.26%
           I-3                                37.44%                                        25.32%
           J-1                                47.45%                                        29.65%
           J-2                                22.90%                                        16.50%

         "S&P Advance Amount" means the S&P Senior Advance Amount or the S&P Total Advance Amount, as applicable.

         Notwithstanding the foregoing or the definition of S&P Senior Advance Amount or S&P Total Advance Amount, for purposes of determining the S&P Advance Amount,

         (i) the Market Value of any Unhedged Foreign Investment shall be 95% of the Market Value thereof otherwise determined in accordance with the above procedures; provided that, if the Foreign Issuer of such Unhedged Foreign Investment is from a country whose sovereign debt rating in a non-local currency is not assigned an S&P OC Test Rating of "AA" or better, the Market Value of such Unhedged Foreign Investment shall be 85% of the Market Value thereof otherwise determined in accordance with the above procedures;

         (ii) the percentage applicable above to Cash in a currency other than Dollars shall be (a) with respect to Cash in a currency other than Dollars, held for a period of five

                  (5) Business Days or less, 95% (and not 100%) and (b) with respect to Cash in a currency other than Dollars, held for a period of more than five (5) Business Days, 0%, unless in either case such Cash is protected against currency fluctuations as a result of Currency Hedging Transactions, in which case, the percentage applicable shall be 100%;

         (iii) the Market Value of any Preferred Stock or Structured Product Transaction shall be 95% of the Market Value thereof otherwise determined in accordance with the above procedures and, in the case of any Structured Product Transaction in which the Fund purchases a CDS, the full amount of the premiums to be paid by the Fund for the duration of such CDS will be deducted from the Market Value of such Structured Product Transaction;

         (iv) the Market Value of any CDO Debt Security that is not assigned an S&P OC Test Rating of "CCC" or better shall be zero; and

         (v) the Market Value of any Non-Cash Pay Instrument that is not a U.S. Government Security shall be 95% of the Market Value thereof otherwise determined in accordance with the above procedures.

         For purposes of the S&P Advance Amount, the Fund shall assign each Fund Investment to one of the following categories (each, an "S&P Asset Category") commencing upon the initial acquisition thereof (and, for purposes of this categorization, the Market Value Price of a Fund Investment trading at par is equal to $1.00):

         "Asset Category A-1 Investments" means (a) Cash and (b) Cash Equivalents described in clause (vi) of the definition of such term and (c) Cash Equivalents described in clauses (i), (ii), (iii) or (iv) of the definition of such term that mature on the Business Day next following the date of acquisition thereof or are payable on demand of the holder or within one Business Day of demand.

         "Asset Category A-2 Investments" means Cash Equivalents (other than Cash in U.S. dollars, U.S. Government Securities and Cash Equivalents described in clauses (b) or (c) of the definition of Asset Category A-1 Investments) and U.S. Government Securities with maturities of less than or equal to 183 days.

         "Asset Category A-3 Investments" means U.S. Government Securities with final maturities more than 183 days but less than or equal to two (2) years.

         "Asset Category A-4 Investments" means U.S. Government Securities with final maturities more than two (2) years but less than or equal to five (5) years.

         "Asset Category A-5 Investments" means U.S. Government Securities with final maturities more than five (5) years but less than or equal to ten (10) years.

         "Asset Category A-6 Investments" means U.S. Government Securities with final maturities more than ten (10) years but less than or equal to twenty (20) years.

         "Asset Category A-7 Investments" means U.S. Government Securities with final maturities more than twenty (20) years but less than or equal to thirty
(30) years.

         "Asset Category B-1 Investments" means Bank Loans which (i) are Performing and (ii) have a Market Value Price greater than or equal to $0.90.

         "Asset Category B-2 Investments" means Bank Loans which (i) are Performing and (ii) have a Market Value Price greater than or equal to $0.85 but less than $0.90.

         "Asset Category C-1 Investments" means High Yield Bonds and Mezzanine Investments which (i) are Performing and (ii) have an S&P OC Test Rating of "BBB+" or better.

         "Asset Category C-2 Investments" means High Yield Bonds and Mezzanine Investments which (x) (i) are Performing and (ii) have an S&P OC Test Rating of "BBB" or (y) Securities (other than securities issued by a Foreign Issuer) which are fully defeased.

         "Asset Category C-3 Investments" means High Yield Bonds and Mezzanine Investments which (i) are Performing and (ii) have an S&P OC Test Rating of "BBB-".

         "Asset Category D-1 Investments" means High Yield Bonds (other than convertible Securities) and Mezzanine Investments which (i) are Performing and
(ii) have an S&P OC Test Rating of "BB+".

         "Asset Category D-2 Investments" means High Yield Bonds (other than convertible Securities) and Mezzanine Investments which (i) are Performing and
(ii) have an S&P OC Test Rating of "BB".

         "Asset Category D-3 Investments" means High Yield Bonds (other than convertible Securities) and Mezzanine Investments which (i) are Performing and
(ii) have an S&P OC Test Rating of "BB-".

         "Asset Category E-1 Investments" means High Yield Bonds (other than convertible Securities) and Mezzanine Investments which (i) are Performing and
(ii) have an S&P OC Test Rating of "B+".

         "Asset Category E-2 Investments" means High Yield Bonds (other than convertible Securities) and Mezzanine Investments which (i) are Performing and
(ii) have an S&P OC Test Rating of "B".

         "Asset Category E-3 Investments" means High Yield Bonds (other than convertible Securities) and Mezzanine Investments which (i) are Performing and
(ii) have an S&P OC Test Rating of "B-".

         "Asset Category F-1 Investments" means High Yield Bonds (other than convertible Securities) and Mezzanine Investments which (i) are Performing and
(ii) have an S&P OC Test Rating of "CCC+".

         "Asset Category F-2 Investments" means High Yield Bonds (other than convertible Securities) and Mezzanine Investments which (a) are Performing and
(b) have an S&P OC Test Rating of "CCC".

         "Asset Category F-3 Investments" means High Yield Bonds (other than convertible Securities) and Mezzanine Investments which (i) are Performing and
(ii) have an S&P OC Test Rating of "CCC-" or lower or are not rated.

         "Asset Category G-1 Investments" means convertible bonds which (i) are Performing and (ii) have an S&P OC Test Rating of at least "BBB+".

         "Asset Category G-2 Investments" means convertible bonds which (i) are Performing and (ii) have an S&P OC Test Rating of "BBB".

         "Asset Category G-3 Investments" means convertible bonds which (i) are Performing and (ii) have an S&P OC Test Rating of "BBB-".

         "Asset Category G-4 Investments" means convertible bonds which (i) are Performing and (ii) have an S&P OC Test Rating of "BB+".

         "Asset Category G-5 Investments" means convertible bonds which (i) are Performing and (ii) have an S&P OC Test Rating of "BB".

         "Asset Category G-6 Investments" means convertible bonds which (i) are Performing and (ii) have an S&P OC Test Rating of "BB-".

         "Asset Category G-7 Investments" means convertible bonds which (i) are Performing and (ii) have an S&P OC Test Rating of "B+".

         "Asset Category G-8 Investments" means convertible bonds which (i) are Performing and (ii) have an S&P OC Test Rating of "B".

         "Asset Category G-9 Investments" means convertible bonds which (i) are Performing and (ii) have an S&P OC Test Rating of "B-".

         "Asset Category G-10 Investments" means convertible bonds (not covered by Asset Categories G-1 through 0-9) which are Performing.

         "Asset Category H Investments" means Preferred Stock which is
Performing.

         "Asset Category I-1 Investments" means Bank Loans which (i) are non-Performing and (ii) have a Market Value Price equal to or greater than $0.85.

         "Asset Category I-2 Investments" means (i) Bank Loans which have a Market Value Price less than $0.85 and (ii) Bank Loans described in Asset Categories B-1, B-2 or I-1 above that have an S&P OC Test Rating below "B-" (including Bank Loans with an S&P OC Test Rating of "NR") to the extent that the aggregate Market Value of such Bank Loans is in excess of 15% of Total Capitalization; (iii) Bank Loans that would otherwise fall in Asset Categories B-1, B-2 or I-1 above that are originated under a credit agreement that provided for aggregate credit facilities at origination of less than $150,000,000 to the extent that the aggregate Market Value of such Bank Loans is in excess of 15% of Total Capitalization; and (iv) Bank Loans that are unsecured or subordinated.

         "Asset Category I-3 Investments" means non-Performing High Yield Bonds, Mezzanine Investments, convertible bonds and Preferred Stock.

         "Asset Category J-1 Investments" means Equity Securities which are not Private Equity Securities.

         "Asset Category J-2 Investments" means Fund Investments in Bank Loans, High Yield Bonds, Mezzanine Investments, Private Equity Securities or CDO Debt Securities not otherwise described in any of the preceding Asset Categories and Structured Product Transactions (other than Fully Collateralized Structured Product Transactions).

         Rating Procedures. References herein to any rating by Moody's or S&P shall include shadow ratings and shall also be deemed to include an equivalent rating in a successor rating category of Moody's or S&P, as the case may be, or if neither Moody's nor S&P is in the business of rating securities, an equivalent rating from another Rating Agency.

         Notwithstanding any other provision contained in this Schedule:

         (i) with respect to Fund Investments that are Preferred Stock, if such Preferred Stock does not have a public rating by S&P, then such Preferred Stock shall be assigned a rating for purposes hereof that is (a) two rating sub-categories below the S&P OC Test Rating of the issuer if rated above "BB+" and
                  (b) one rating category (i.e., three rating sub-categories) below the S&P OC Test Rating if the issuer is rated below "BBB-";

         (ii) Fund Investments that are CDO Debt Securities will be assigned to an Asset Category for High Yield Bonds using a rating that is (i) one rating category (i.e., three rating subcategories) below the S&P rating, if such CDO Debt Security is rated by S&P, and (ii) two rating categories (i.e., six rating subcategories) below the actual public Moody's rating (and not the rating assigned pursuant to the S&P OC Test Rating), if such CDO Debt Security is not rated by S&P but is publicly rated by Moody's;

         (iii) Fund Investments that are Busted Convertible Bonds will be assigned to an S&P Asset Category into which such Fund Investments would otherwise fall if they were not convertible securities provided that the Market Value of any Busted Convertible Bonds shall be 95% of the Market Value thereof otherwise determined in accordance with valuation procedures set forth herein;

         (iv) the determination of the S&P Advance Rate applicable to a Structured Product Transaction shall be subject to the following: (A) each Fully Collateralized Structured Product Transaction shall be deemed to fall into the S&P Asset Category of its reference obligation; (B) each Single Asset Structured Product Transaction (other than a Fully Collateralized Structured Product Transaction) in which the reference obligation has an S&P OC Test Rating of "BBB-" or better shall be deemed to fall into the S&P Asset Category of its reference obligation and shall have an S&P Advance Rate equal to 95% of the S&P Advance Rate applicable to such reference obligation; (C) each Single Asset Structured Product Transaction (other than a Fully Collateralized Structured Product Transaction) in which the reference obligation has an S&P OC Test Rating of less than "BBB-" shall be deemed to fall into the S&P Asset Category of its reference obligation and shall have an S&P Advance Rate equal to 90% of the S&P Advance Rate applicable to such reference obligation; (D) each Indexed Structured Product Transaction (other than a Fully Collateralized Structured Product Transaction) comprised primarily of reference obligations that have an S&P OC Test Rating of "BBB-" or better shall be deemed to fall into the S&P Asset Category for High Yield Bonds having an S&P OC Test Rating of "BBB-" and shall have an S&P Advance Rate equal to 95% of the S&P Advance Rate applicable to High Yield Bonds having such a rating; and (E) each Indexed Structured Product Transaction (other than a Fully Collateralized Structured Product Transaction) comprised primarily of reference obligations that have an S&P OC Test Rating of less than "BBB-" shall be deemed to fall into the S&P Asset Category for High Yield Bonds having an S&P OC Test Rating of "CCC" and shall have an S&P Advance Rate equal to 90% of the S&P Advance Rate applicable to High Yield Bonds having such a rating.

         (v) for the purpose of determining the S&P Advance Rate applicable to Fund Investments that are Hedging and Short Sale Transactions, at any time during the 60-day time period or 30-day time period, as the case may be, described in clause
                  (xvii) of the definition of Excluded Investments below, the S&P Advance Rate will be 90% of the S&P Advance Rate calculated for such Fund Investment pursuant to the S&P Advance Rate table in the definition of S&P Advance Rate above;

         (vi) for the purpose of determining the S&P Advance Rate applicable to Fund Investments in Bank Loan Participations, at any time during the 60-day time period described in clause (viii) of the definition of Excluded Investments below, the S&P Advance Rate will be 90% of the S&P Advance Rate calculated for such Fund Investment pursuant to the S&P Advance Rate table in the definition of S&P Advance Rate above;
         (vii) for the purpose of determining the S&P Advance Rate applicable to Fund Investments in any Foreign Issuer, at any time during the 180-day time period described in clause (ix) of the definition of Excluded Investments below, the S&P Advance Rate will be 85% of the S&P Advance Rate calculated for such Fund Investment pursuant to the S&P Advance Rate table in the definition of S&P Advance Rate above;

         (viii) for the purpose of determining the S&P Advance Rate applicable to Fund Investments (other than Asset Category 1-3 Investments) that are not priced by an Approved Source, the S&P OC Test Rating of such Fund Investments will be one rating category (i.e., three rating sub-categories) below the S&P OC Test Rating determined without giving effect to this clause (viii); and

         (ix) Fund Investments that are Asset-Backed Securities will be assigned to an S&P Asset Category for High Yield Bonds using a rating that is (i) one rating category (i.e., three rating sub-categories) below the S&P rating if such Asset-Backed Security is rated by S&P, and (ii) two rating categories (i.e., six rating sub-categories) below the actual public Moody's rating (and not the rating assigned pursuant to the S&P OC Test Rating), if such Asset-Backed Security is not rated by S&P but is publicly rated by Moody's.

         "S&P Senior Advance Amount", as of any date of determination under the Senior Over-Collateralization Test, means an amount equal to the sum of (i) the aggregate for all Eligible Investments (other than Warrant/Option Investments) determined for each such Eligible Investment by multiplying (1) the Market Value (determined as described below) of such Eligible Investment (determined as described below) by (2) the S&P Senior Advance Rate for the S&P Asset Category applicable to such Eligible Investment under the Senior Over-Collateralization Test, (ii) the aggregate Secured Hedging Advance Amounts as of such date, (iii) the Defensive Hedge Advance Amount as of such date, (iv) the S&P Warrant/Option Advance Amount as of such date, (v) the S&P Net Accrual Amount as of such date, and (vi) the Aggregate Short Sale Advance Amount as of such date.

         "S&P Total Advance Amount", as of any date of determination under the Total Over-Collateralization Test, means an amount equal to the sum of (i) the aggregate for all Eligible Investments (other than Warrant/Option Investments) determined for each such Eligible Investment by multiplying (1) the Market Value (determined as described below) of such Eligible Investment (determined as described below) by (2) the S&P Total Advance Rate for the S&P Asset Category applicable to such Eligible Investment under the Total Over-Collateralization Test, (ii) the aggregate Secured Hedging Advance Amounts as of such date, (iii) the Defensive Hedge Advance Amount as of such date, (iv) the S&P Warrant/Option Advance Amount as of such date, (v) the S&P Net Accrual Amount as of such date, and (vi) the Aggregate Short Sale Advance Amount as of such date.

DETERMINATION OF FUND INVESTMENTS CONSTITUTING ELIGIBLE INVESTMENTS

         "Eligible Investments" means, at any date, all Fund Investments in the Collateral on such date other than Excluded Investments.

         "Excluded Investments" means (without duplication):

         (i) Fund Investments to the extent that they are (A) not subject to a perfected security interest (subject in priority only to any Liens permitted under the Indenture) in favor of the Collateral Agent for its benefit and the benefit of the other Secured Parties (as defined in the Pledge and Intercreditor Agreement) or (B) subject to any Liens (other than Permitted Liens); provided, however, that Liens on Cash or other Fund Investments held in a Short Sale Customer Account or Short Sale Broker Account shall not be Permitted Liens for purposes of this definition and

                  Cash or Fund Investments held in any Short Sale Customer Account or Short Sale Broker Account shall be Excluded Investments;

         (ii)     Excess Fund Investments;

         (iii)    Fund Investments that have been borrowed or lent;

         (iv) Fund Investments denominated in any currency (A) that is not a currency freely convertible into Dollars or (B) that is subject to any currency exchange restrictions;

         (v) Fund Investments denominated in any currency other than Dollars or Eligible Foreign Currencies, unless at the time of purchase of such Fund Investments denominated in any currency other than Dollars or Eligible Foreign Currencies, at least 95% of the Market Value of such Fund Investments is protected against currency fluctuations pursuant to Currency Hedging Transactions;

         (vi) Fund Investments in CDO Debt Securities unless the applicable agreements governing such CDO Debt Securities deny borrowing base credit to the issuer of such CDO Debt Securities to the extent that more than 7.5% of the total funded debt and equity capitalization of the issuer of such CDO Debt Securities is invested in Foreign Issuers located in Ineligible Countries (other than investments which are fully guaranteed by a guarantor located in an Eligible Country);

         (vii) Fund Investments in CDO Debt Securities unless the applicable agreements governing such CDO Debt Securities deny borrowing base credit to the issuer of such CDO Debt Securities to the extent that more than 15% of the total funded debt and contributed equity capitalization of the issuer of such CDO Debt Securities would be invested in Foreign Issuers located in countries whose unsupported sovereign non-local currency debt obligations are not assigned a rating of "AA-" or better from S&P (other than investments which are fully guaranteed by an entity located in a country whose unsupported sovereign non-local currency debt obligations are assigned a rating of "AA-" or better by S&P);

         (viii) (A) Fund Investments in any Bank Loan Participation held by the Fund for more than 60 consecutive days during any period while any bank or other institution that sold such Bank Loan Participation has a long-term debt-rating of below an S&P OC Test Rating of "A-" (unless the obligation of such bank or other institution are guaranteed by an entity whose long-term debt obligations are assigned an S&P OC Test Rating of "A-" or better); and (B) Fund Investments in any Bank Loan Participation if at the date of acquisition of such Bank Loan Participation the bank or other institution that sold such Bank Loan Participation had a long-term debt rating of below an S&P OC Test Rating of "A-" (unless the obligations of such bank or other institution are guaranteed by an entity whose long-term debt obligations are assigned an S&P OC Test Rating of "A-" or better);

         (ix) Fund Investments in any Foreign Issuer from an Ineligible Country (unless the applicable Fund Investment is fully guaranteed by a guarantor located in a currently Eligible Country), provided that if a country becomes an Ineligible Country after the Fund has invested in a Fund Investment relating to such country (and such Fund Investment does not have a guarantor located in a currently Eligible Country), such Fund Investment will not be subject to this clause (ix) until such country has been an Ineligible Country for 180 consecutive days;

         (xi) Fund Investments in CDO Debt Securities issued by an issuer for which the Investment Manager or any Affiliate of the Investment Manager acts as the collateral manager or investment manager or in any comparable capacity;

         (xii)    Fund Investments in securities issued by the Fund;

         (xiii) Fund Investments in Asset-Backed Securities which are neither rated by S&P nor publicly rated by Moody's;

         (xiv) Fund Investments in Bank Loans that obligate the Fund, whether currently or upon the happening of any contingency, to make any revolving extensions of credit to a borrower;

         (xv) Fund Investments in any Hedging and Short Sale Transaction held by the Fund for more than (i) 60 consecutive days during any period while the counterparty to such Hedging and Short Sale Transaction has a long-term debt-rating of lower than "A-" by S&P (unless the obligations of such counterparty are guaranteed by an entity whose long-term debt rating is "A-" or higher by S&P) or has a short-term debt-rating of "A-2" by S&P (unless the obligations of such counterparty are guaranteed by an entity whose short-term debt rating is "A-1" or higher by S&P) or (ii) 30 consecutive days during any period while the counterparty to such Hedging and Short Sale Transaction has a short-term debt-rating of lower than "A-2" by S&P (unless the obligations of such counterparty are guaranteed by an entity whose short-term debt rating is "A-1" or higher by S&P);

         (xvi) Fund Investments that do not fall into any S&P Asset Category as provided herein; and

         (xvii)   Fund Investments in CDO Equity Securities; and

         (xviii) Fund Investments in catastrophe bonds and any other non-credit risk securities.

         Excluded Investments are excluded from the calculation of the Market Value of the Collateral for purposes of the S&P Valuation Procedures; however, the Collateral may include Excluded Investments.

APPLICATION OF PORTFOLIO LIMITATIONS

         "Portfolio Limitations" means, at any applicable date of determination (determined without duplication):

         (i) the aggregate Market Value of Fund Investments in any single issuer in excess of 5% of Total Capitalization, provided, however, that the foregoing 5% limit will be increased up to a maximum of 7.5% (not to include any Non-Cash Pay Instruments, any Non-Performing Instruments or any Fund Investments (other than Equity Securities) that are rated CCC or lower by S&P) for each of any three issuers;

         (ii) the aggregate Market Value of Fund Investments in issuers in any single Industry in excess of 25% of Total Capitalization;

         (iii) the aggregate Market Value of Fund Investments in all Semi-Liquid Investments, Illiquid Investments and Non-Cash Pay Instruments in excess of 45% of Total Capitalization;

         (iv) the aggregate Market Value of Fund Investments in all Illiquid Investments in excess of 20% of Total Capitalization;

         (v)      the aggregate Market Value of Fund Investments consisting of
                  (a) Bank Loan Participations in excess of 20% of Total Capitalization, (b) Bank Loan Participations wherein the participating entities are rated "A-" or lower by S&P in excess of 5% (or such greater percentage approved by the Insurer and with respect to which Rating Agency Condition with respect to S&P has been satisfied) of Total Capitalization,
                  (c) Bank Loan Participations wherein the total exposure to any one participating entity is in excess of 5% (or such greater percentage approved by the Insurer and with respect to which Rating Agency Condition with respect to S&P has been satisfied) of Total Capitalization; (d) Hedging and Short Sale Transactions wherein the counterparties have a long term debt rating of lower than "A-" by S&P (unless the obligations of such counterparty are guaranteed by an entity whose long term debt rating is "A-" or higher by S&P) in excess of 7.5% (or such greater percentage approved by the Insurer and with respect to which Rating Agency Condition with respect to S&P has been satisfied) of Total Capitalization; (e) Hedging and Short Sale Transactions wherein the total exposure to any one counterparty is in excess of 7.5% (or such greater percentage approved by the Insurer and with respect to which Rating Agency Condition with respect to S&P has been satisfied) of Total Capitalization; and (1) Hedging and Short Sale Transactions of the kind described in clause (iv) of the definition of "Hedging and Short Sale Transactions" wherein the counterparties have a short term debt rating of "A-l" by S&P (unless the obligations of such counterparty are guaranteed by an entity whose short term debt rating is higher than "A-1" by S&P) in excess of 25% (or such greater percentage approved by the Insurer and with respect to which Rating Agency Condition with respect to S&P has been satisfied) of Total Capitalization;

         (vi) the aggregate Market Value of Fund Investments (calculated using the absolute value of each Fund Investment) consisting of Structured Product Transactions in excess of 5% of Total Capitalization;

         (vii) the aggregate Market Value of Fund Investments consisting of Non-Performing Instruments in excess of 20% of Total Capitalization;

         (viii) the aggregate Market Value of Fund Investments consisting of convertible securities in excess of 25% of Total Capitalization;

         (ix) the aggregate Market Value of Fund Investments consisting of CDO Debt Securities in excess of 5% of Total Capitalization;

         (x) the aggregate Market Value of Fund Investments that are Preferred Stock in excess of 15% of Total Capitalization;

         (xi)     the aggregate Market Value of Fund Investments consisting of
                  (A) Private Equity Securities of any single issuer in excess of 3% of Total Capitalization; provided that the foregoing 3% limit will be increased, up to a maximum of 4%, for each of any two issuers of Private Equity Securities; provided, further, that the foregoing 4% limit will be increased, up to a maximum of 5%, for one of such two issuers of Private Equity Securities; and (B) Private Equity Securities in excess of 10% of Total Capitalization;

         (xii) the aggregate Market Value of Fund Investments that are Asset-Backed Securities in excess of 5% of Total Capitalization;

         (xiii) the aggregate Market Value of Fund Investments that are Dollar-denominated investments (A) in Foreign Issuers domiciled in Designated Countries in excess of 10% of Total Capitalization, and (B) in any single Foreign Issuer domiciled in a Designated Country in excess of 5% of Total Capitalization;

         (xiv) the aggregate Market Value of Fund Investments that are non-Dollar-denominated investments in excess of 10% of Total Capitalization;

         (xv) the aggregate Market Value of Fund Investments that are Equity Securities in excess of 20% of Total Capitalization;

         (xvi) the aggregate Market Value of Fund Investments that are (determined without duplication) Non-Performing Instruments, Equity Securities and Fund Investments that are rated "CCC" or lower by S&P in excess of 50% of Total Capitalization;

         (xvii) the aggregate Market Value of Unhedged Foreign Investments in excess of 5% of Total Capitalization.

         Notwithstanding the foregoing:

         (A) in the event that a Fund Investment is reclassified after its acquisition by the Fund, for purposes of calculating the S&P Advance Amount, the exclusions described above in clauses
                  (iii) and (iv), that would otherwise become applicable following such reclassification will not apply to assets owned by the Fund (or which the Fund had committed to purchase) on or prior to the date of such reclassification until 30 days after such reclassification but shall apply (on a pro forma basis giving effect to such reclassification for all Fund Investments) to any asset acquired by the Fund after the date of such reclassification which the Fund had not committed to purchase on or prior to the date of such reclassification;

         (B) for purposes of clause (i) above, a Related Person of any Person shall be considered the same "issuer" as such Person unless such Person is a bankruptcy remote entity; and

         (C) under no circumstances shall any Cash, Cash Equivalent or U.S. Government Securities be excluded from Eligible Investments based upon the Portfolio Limitations set forth above.

DETERMINATION OF THE MARKET VALUE OF FUND INVESTMENTS

         The Fund shall calculate the Market Value (i) of each Fund Investment that is not an Unquoted Investment on a weekly basis as of the Determination Date for each calendar week and (ii) of each Fund Investment that is an Unquoted Investment as set forth in the definition of "Market Value" below.

         "Market Value" means

(a)      with respect to Cash, the current balance thereof;

(b)      with respect to any Cash Equivalent (x) of the type described in clause
         (ii) of the definition thereof (excluding banker's acceptances), the current balance thereof, (y) of a type described in clause (iii) of the definition thereof (and banker's acceptances described in clause (ii) thereof), the original purchase price thereof, and (z) of a type described in clause (v) of the definition thereof, the aggregate current net value thereof;

(c) with respect to any Fund Investment (other than Unquoted Investments, Structured Product Transactions, Cash and Cash Equivalents described in clause (b) above) at any date, an amount determined by the Fund that is not in excess of the product of (x) the Market Value Price for each unit of such Fund Investment on such date (and, with respect to any Securities which have an amortizing principal amount, the then current factor related thereto, if applicable) times (y) the number of units of such Fund Investment held by the Fund; and

(d) with respect to any Fund Investment other than Cash and Cash Equivalents which is an Unquoted Investment at any date, the value thereof most recently determined by the Fund in accordance with the procedures described below;

         provided, however, (x) for purposes of making such determinations,

                           (1)      the frequency of determination of the Market
Value of any Illiquid Investment will be at least quarterly as of each Quarterly Date and, except as otherwise provided in the following clauses, the frequency of determination of the Market Value of any Semi-Liquid Investment will be at least monthly as of the last Business Day of each calendar month;

                           (2) for Semi-Liquid Investment positions with a Market Value of $35 million or greater but less than
$70 million (and all positions subject to this clause (x)(2) by reason of clause
(y) below), a quotation from an Approved Investment Banking Firm or an Approved Third-Party Appraisal at least monthly;

                           (3)      for Semi-Liquid Investment positions with a
Market Value of $70 million or greater, a quotation from an Approved Investment Banking Firm or an Approved Third-Party Appraisal at least monthly and an Approved Third-Party Appraisal at least quarterly; and

                           (4)      for Illiquid Investment positions with a
Market Value of $35 million or greater (and all positions subject to this clause
(x)(4) by reason of clause (y) below) an Approved Third-Party Appraisal at least quarterly;

         (y) notwithstanding the foregoing, the aggregate Market Value of all Unquoted Investment positions whose value is determined by the Fund without relying on the methodology set forth in subclauses (2), (3) or (4) of clause (x) above (it being understood that such methodology may be used for Unquoted Investments with Market Values below the thresholds set forth in such subclauses) may not exceed 5% of Total Capitalization, and all such Unquoted Investment positions (i.e., those in excess of such limit and as selected by the Fund) will be subject to subclauses (2) or (4) of clause (x) above depending upon whether any such Unquoted Investment is a Semi-Liquid Investment or an Illiquid Investment; and

         (z) in no event will the Market Value of any Unquoted Investment exceed the lesser of (1) the most recently obtained quotation or appraisal obtained as provided in clauses (d)(x) or (d)(y) above and (2) the value most recently determined by the Fund.

         Notwithstanding the foregoing, if the Investment Manager shall on any day actually determine that (i) the Market Value of any Semi-Liquid Investment determined as of the last Business Day of the preceding calendar month or (ii) the Market Value of any Illiquid Investment determined as of the last Quarterly Date has decreased since such last Business Day of the preceding calendar month or last Quarterly Date, the Market Value of such Fund Investment shall be such decreased value, and if the Investment Manager subsequently actually determines on any day prior to the next determination of its Market Value that the value of such Fund Investment has further decreased, the Market Value of such Fund Investment shall be such decreased value. If, on the other hand, the Investment Manager shall subsequently actually determine that the value of such Fund Investment has increased, the Market Value of such Fund Investment shall be such increased value; provided that in no event shall the Market Value of any such Fund Investment whose value is so increased be greater than the Market Value of such Fund Investment previously determined as of the last Business Day of the preceding calendar month (in the case of Semi-Liquid Investments) or as of the last Quarterly Date (in the case of Illiquid Investments). It is expressly understood that the Investment Manager shall have no duty, in the absence of actual knowledge on its part, to implement any value changes described in this paragraph.

         Prior to the first available quotation or appraisal of any Unquoted Investment obtained as provided above, the Market Value of such Unquoted Investment will be the lower of the value thereof as most recently determined by the Fund and cost. In the event that the Fund elects in its discretion to book, for purposes of its own financial accounting records, any Unquoted Investment at a value lower than that which would require a valuation by an Approved Investment Banking Firm or an Approved Third-Party Appraisal, as the case may be, then the Market Value of such Unquoted Investment shall be such lower value used by the Fund for purposes of its own financial accounting records.

         Notwithstanding the foregoing, the Market Value of any Structured Product Transaction at any date will be equal to the net settlement amount, if any, that the Fund would receive if such Structured Product Transaction was terminated or liquidated early in accordance with its terms on such date, as determined by the Fund.

         The Market Value of any CDO Debt Security will be based upon a quotation from an Approved Investment Banking Firm or an Approved Third-Party Appraisal, as applicable.

         The Market Value of any Defensive Hedge Transaction where the related Fund Investment is part of the Collateral shall be the amount, as determined by the Fund, by which the Protected Market Value with respect to such Fund Investment exceeds the product of the Market Value of the Fund Investment (or, if less, the portion thereof that is an Eligible Investment), as otherwise determined in accordance with these procedures, and the applicable Advance Rate for such Fund Investment. The Market Value of any Defensive Hedge Transaction where the Fund Investment is not part of the Collateral shall be the Protected Market Value with respect to such Fund Investment.

         For purposes of the definition of Market Value, (i) accrued interest on any interest-bearing Eligible Investment shall be excluded in the determination of Market Value by the party making such determination and (ii) the Market Value of all non-Dollar Fund Investments shall be converted into Dollars at the then current spot rate (after taking into account the effect of any Currency Hedging Transaction with respect to such Fund Investment).

         "Market Value Price" means with respect to any Fund Investment (other than Cash, Structured Product Transactions and Unquoted Investments) at any date, the price for each unit of such Fund Investment at such date obtained from an Approved Source, including any of:

(a) in the case of an Approved Exchange, the closing price as of the most recent Determination Date on such Approved Exchange, or if such Approved Exchange is NASDAQ, the closing bid price at such date (or if such Approved Exchange is closed for business at such date, then the most recent available closing price or closing bid price, as the case may be), provided that bonds may not be priced based upon the price on an Approved Exchange pursuant to this clause (a), (i) prior to the termination (without replacement) of the Indenture, without the consent of the Trustee and the Insurer and (ii) after termination (without replacement) of the Indenture, without the consent of the Insurer;

(b)      the lower of the bid prices at such date quoted by two Approved
         Dealers;

(c)      the average of the bid prices at such date quoted by three Approved
         Dealers;

(d) the average of the bid prices at such date quoted by two Approved Dealers; provided that the Market Value Price of any Fund Investment may be determined pursuant to this clause (d) only if the following four conditions are met: (1) such Fund Investment is a Special Situations Investment, (2) using the lower bid price of the two bid prices for such Fund Investment, the Over-Collateralization Tests would be satisfied, (3) other than the Fund's initial determination of the Market Value Price for such Fund Investment, the lower bid price of such Fund Investment must be greater than 85% of, and less than 115% of, the immediately previous lowest bid price obtained by the Fund from the Approved Dealers for such Fund Investment, and (4) the aggregate Market Value of Fund Investments the Market Value Prices of which are determined by applying this clause(d) shall not exceed 10% of Total Capitalization; or

(e)      the price obtained at such date from an Approved Pricing Service.

CERTAIN DEFINITIONS

         The following are definitions of certain terms used in this Schedule and elsewhere in the Indenture. Terms used in this Schedule and not defined below have the meanings given them elsewhere in this Schedule or in the Indenture.

         "Advance Rate" means the S&P Advance Rate.

         "Aggregate Short Sale Advance Amount" means as of any date of determination, the aggregate of the Short Sale Advance Amount of all Short Sale Transactions.

         "Approved Counterparty" means (i) any financial institutions, banks or investment banking firms having a long term rating of at least "A+" by S&P and a short term rating of at least "A-1" by S&P or (ii) any counterparty set forth in the Indenture (or any successor to any such listed counterparty) or any other counterparty designated by the Fund in writing and approved by the Insurer in its reasonable discretion.

         "Approved Dealer" means (a) in the case of any Fund Investment that is not a U.S. Government Security, any bank or broker-dealer designated by the Fund in writing and approved by the Insurer in its reasonable discretion and with respect to which the Rating Agency Condition with respect to S&P has been satisfied and (b) in the case of a U.S. Government Security, any primary dealer in U.S. Government Securities, as reported by the Federal Reserve Board, which as of the date hereof maintains a website at http://www.ny.frb.org, or (c) in the case of either of the foregoing, the banks and broker-dealers set forth on Annex I hereto under "Approved Dealers."

         "Approved Exchange" means, with respect to any Security, (a) any major securities or options exchange, the NASDAQ or any other exchange or quotation system providing regularly published securities prices designated by the Fund in writing and approved by the Insurer in its reasonable discretion, and with respect to which the Rating Agency Condition with respect to S&P has been satisfied, or (b) the exchanges set forth on Annex I hereto under "Approved Exchanges."

         "Approved Investment Banking Firm" means any investment banking firm designated by the Fund in writing and approved by the Insurer in its reasonable discretion and with respect to which the Rating Agency Condition with respect to S&P has been satisfied, or (b) the firms set forth on Annex I hereto under "Approved Investment Banking Firms."

         "Approved Pricing Service" means a pricing or quotation service designated by the Fund in writing and approved by the Insurer in its reasonable discretion and with respect to which the Rating Agency Condition with respect to S&P has been satisfied, or (b) the services set forth on Annex I hereto under "Approved Pricing Services."

         "Approved Source" means any of (i) two Approved Dealers (so long as the lower of two bid prices is being used and three Approved Dealers (if the average of three bid prices is being used), (ii) an Approved Exchange or (iii) an Approved Pricing Service, provided, that, for purposes of the Over-Collateralization Tests, a Bank Loan, High Yield Bond or Mezzanine Investment which is a Fund Investment shall be considered "quoted" or "priced" by an Approved Source only if, in the reasonable judgment of the Fund, such Approved Source will continue to provide quotations with respect to such Bank Loan, High Yield Bond or Mezzanine Investment on an on-going basis in the ordinary course of its business as a pricing service or dealer, as the case may be.

         "Approved Third-Party Appraisal" means an appraisal by an Approved Third-Party Appraiser.

         "Approved Third-Party Appraiser" means (a) a third-party appraiser that is not an Affiliate of either the Fund or the Investment Manager (or subject to an agreement to become such an Affiliate) designated by the Fund in writing and approved by the Insurer in its reasonable discretion and with respect to which the Rating Agency Condition with respect to S&P has been satisfied,or (b) the third-party appraisers set forth on Annex I hereto under "Approved Third-Party Appraisers."

         "Asset-Backed Security" means any fixed income Security that is (i) backed by and paid primarily from the proceeds (or payments or proceeds of a disposition) of Eligible Assets, and (ii) issued in a transaction structured to
(A) isolate the Security and the Eligible Assets backing the Security from the credit risk of the sponsor of the transaction and (B) result in the creditworthiness of such Security being primarily dependent upon (x) the creditworthiness of the Eligible Assets backing such Security and (y) any credit support provided with respect to the creditworthiness of such Eligible Assets; provided, however, that in no event shall an "Asset-Backed Security" include any of the following: (a) a Security issued to provide debtor-in-possession financing, (b) a Security issued in connection with a receivables financing, an equipment trust certificate or similar Security, (c) an Equity Security (including an Equity Security that is characterized as a note), (d) a Structured Product Transaction, (e) a CDO Debt Security or (f) a Defensive Hedge Transaction.

         "Bank Loan Participation" means a Bank Loan in the form of a participation.

         "Bank Loans" means direct purchases of, assignments of, participations in and other interests in senior debt (including term loans, revolving credit lines and other similar loans and investments).

         "Business Day" means each day other than a Saturday, Sunday or other day on which banking institutions are not required by law or regulation to be open in the State of New York.

         "Busted Convertible Bond" means any convertible bond that trades like a fixed income investment.

         "Capital Stock" of any Person means shares, equity interests (including limited partnership interests and limited liability company interests), participations or other equivalents (however designated) of corporate stock of such Person.

         "Cash" means any immediately available funds in U.S. dollars or any currency other than U.S. dollars which is a freely convertible currency (including amounts held in the Custodial Account or on deposit with the Custodian pursuant to "sweep" arrangements linked to the Custodial Account).

         "Cash Equivalents" means investments (other than Cash) that are one or more of the following obligations or Securities:

         (i)      U.S. Government Securities;
         (ii) certificates of deposit of, banker's acceptances issued by or money market accounts in any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/or state banking authorities, so long as the deposits offered by such depository institution or trust company at the time of such investment are rated and have a rating of at least "A-1+" if rated by S&P (or, in the case of the principal depository institution in a holding company system whose deposits are not so rated, the long term debt obligations of such holding company are rated and such rating is at least "A+" if rated by S&P);

         (iii) commercial paper issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/or state banking authorities, or any corporation incorporated under the laws of the United States of America or any state thereof, so long as the commercial paper of such issuer is rated and has at the time of such investment a short term rating of at least "A-1+" if rated by S&P;

         (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof the obligations of which at the time of such investment are rated and that have a credit rating of at least "P-1" if rated by Moody's and "A-1" if rated by S&P either at the time of such investment or the making of a contractual commitment providing for such investment;

         (v) shares of any money market fund or similar investment vehicle, so long as such money market fund is rated and has at the time of such investment a short-term rating of at least "Aaa" and "MR1+" if rated by Moody's and "AAAm" or "AAAg" if rated by S&P;

         (vi) unleveraged overnight repurchase obligations on customary terms with respect to investments described in clauses (i) through (iv) above entered into with a depository institution, trust company or corporation that has a rating of at least "P-1" by Moody's and at least "A+" by S&P;

         (vii) preferred shares with a maturity of not more than 35 days and rated in the highest investment rating category by Moody's and S&P or otherwise with respect to which the Rating Agency Condition is satisfied; and

         (viii)   investments in Qualifying Short-Term Debt;

provided, that: (i) in no event shall Cash Equivalents include any obligation that provides for the payment of interest alone; (ii) Cash Equivalents referred to in clauses (i), (ii) and (iii) above shall mature within 183 days of issuance; (iii) if any of Moody's or S&P changes its rating system, then any ratings included in this definition shall be deemed to be an equivalent rating in a successor rating category of Moody's or S&P, as the case may be; (iv) if any of Moody's or S&P is not in the business of rating securities, then any ratings included in this definition shall be deemed to be an equivalent rating from another Rating Agency; (v) Cash Equivalents (other than U.S. Government Securities or money market funds maintained by the Custodian) shall not include any such investment of more than $100 million in any single issuer; (vi) in no event shall Cash Equivalents include any obligation that is not denominated in Dollars or Eligible Foreign Currencies; and (vii) none of the foregoing obligations or securities will constitute Cash Equivalents (A) if all, or substantially all, of the remaining amounts payable thereunder will consist of interest and not principal payments, or (B) if such security has an assigned rating from S&P with an "r" or "t" subscript, or (C) if such security is a mortgage-backed security or (D) if such security is an inverse floater security.

         "CDO Debt Securities" means any Securities that entitle the holders thereof to receive payments that depend primarily on cash flow from, or proceeds upon the sale of a pool of Securities serving as collateral for such Securities; provided that if more than one class or other similar designation of such Securities receive payments that depend primarily on cash flow from all or substantially all of the underlying collateral Securities, then the class or other similar designation the payment of which is most deeply subordinated (other than any class or other similar designation constituting only nominal capital) and any class or other similar designation that, as indicated in any relevant offering documentation, is stated to be at least reasonably likely to be treated as equity for U.S. Federal income tax purposes will be excluded from "CDO Debt Securities"; provided, further that (x) CDO Debt Securities shall not include any Structured Product Transaction and (y) CDO Debt Securities shall only include CDO Debt Securities issued in a "cash-flow" or "market value" collateralized debt obligation transactions.

         "CDO Equity Securities" means any Securities (other than CDO Debt Securities) that entitle the holders thereof to receive payments that depend primarily on cash flow from, or proceeds upon sale of a pool of Securities serving as collateral for such Securities (whether or not such Securities have been rated by a nationally recognized statistical rating organization); provided that CDO Equity Securities shall not include any Structured Product Transaction.

         "CDS" means a credit default swap substantially in the form approved by the Insurer, which approval shall not be unreasonably withheld.

         "Contributed Company Capital" means, at any date, the aggregate gross amount of Cash contributed as equity capital (excluding, for the avoidance of doubt, the Preferred Shares) to the Fund by the holders of the Common Shares on or prior to such date (without regard to any other changes in Company Equity).

         "Currency Hedging Transaction" means (i) any Swap Transaction entered into by the Fund with an Eligible Counterparty intended to convert any payment on a Debt or other obligation of the Fund or any Company Investment denominated in one currency to another currency or to protect against fluctuations in the exchange rate of a currency in which a payment to be made or received by the Fund is denominated and (ii) any Swap Transaction entered into by the Fund intended to convert any payment on a Debt or other obligation of the Fund or any Company Investment denominated in one currency to another currency or to protect against fluctuations in the exchange rate of a currency in which a payment to be made or received by the Fund is denominated and pursuant to which the Fund has no on-going payment obligations.

         "Defensive Hedge Advance Amount" means, as of any date of determination, 98% of the aggregate Market Value of all Defensive Hedge Transactions; provided, however, that the Defensive Hedge Advance Amount shall in no event exceed an amount equal to (x) 20% of the Total Capitalization as of such date of determination less (y) the sum of the aggregate Market Value as of such date of determination of all Fund Investments in Bank Loan Participations and Structured Product Transactions and, if the Secured Hedging Advance Amount is positive, the Secured Hedging Advance Amount.

         "Defensive Hedge Transaction" means a Hedging and Short Sale Transaction between the Fund and an Eligible Counterparty intended to protect the Fund against fluctuations in the market value of a Fund Investment and pursuant to which (i) the Eligible Counterparty has agreed for a period of time, at the direction of the Fund, to (a) purchase the Fund Investment at an agreed strike price or (b) pay to the Fund, at the Fund's election, an amount by which an agreed strike price exceeds the current price of the Fund Investment; (ii) the Eligible Counterparty does not have recourse to the Collateral or the Fund for any amounts owing to such counterparty thereunder; and (iii) the Fund may
(a) pay a fee to the Eligible Counterparty in connection with the transaction,
(b) remove the Fund Investment from the Custodial Account (whereby it is no longer part of the Collateral) and pledge the Fund Investment to the counterparty as security for its obligations to the Eligible Counterparty and
(c) agree to deliver the Fund Investment to the Eligible Counterparty in satisfaction of all of its obligations to the Eligible Counterparty in connection with the transaction.

         "Designated Country" shall mean (i) each of Canada, Great Britain, Australia, Denmark, New Zealand, Sweden, Switzerland, Luxembourg, The Netherlands and any G-7 nation and (ii) each other country identified by the Fund from time to time and confirmed as acceptable by S&P.

         "Determination Date" means (a) with respect to any regularly scheduled Valuation Statement prepared pursuant to the Indenture or the Operating Agreement and any other Preferred Shares document, the related Reporting Date,
(b) for the purpose of determining the

Market Value Price of a Fund Investment at any date when the Fund is in compliance, or reasonably believes it is in compliance, with the covenants relating to the Over-Collateralization Tests, the last Business Day of the preceding calendar week ending prior to such date and (c) for the purpose of determining the Market Value Price of a Fund Investment at any date when the Fund is not, or reasonably believes that it is not, in compliance with any covenant relating to the Over-Collateralization Tests, the date on which the most current pricing information with respect to such Fund Investment is reasonably available.

         "Distressed Debt" means debt Securities and Bank Loans which are, in the Investment Manager's reasonable business judgment, impaired in fundamental ways due to credit, liquidity, interest rate or other issues, which may not be performing or may be in default, and which are generally trading at a substantial discount to par.

         "Eligible Assets" means financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period plus any rights or other assets designed to assure the servicing or timely distribution of proceeds to security holders.

         "Eligible Counterparty" means, with respect to any Hedging and Short Sale Transaction (other than a CDS in which the Fund is the counterparty writing or providing the protection with respect to the reference asset), (a) any Approved Counterparty or (b) any person (i) having an unsecured, unguaranteed and unsupported long-term debt rating of "AA-" or better under the S&P OC Test Rating or (ii) whose obligations in respect of all Hedging and Short Sale Transactions entered into with the Fund are absolutely and unconditionally guaranteed by an Affiliate of such Person having an unsecured, unguaranteed and unsupported long-term debt rating of "AA-" or better under the S&P OC Test Rating; provided that with respect to any Eligible Counterparty with which the Fund has entered into a Hedging and Short Sale Transaction, any counterparty that would qualify as an "Eligible Counterparty" pursuant to clause (b) above but for the fact that such counterparty had suffered a ratings downgrade shall be deemed to be an "Eligible Counterparty" for thirty 30 days after the day it would otherwise have ceased to qualify as an Eligible Counterparty.

         "Eligible Country" shall mean each country (i) whose unsupported sovereign debt obligations are rated "AA+" or better by S&P or (ii) that is a Designated Country whose unsupported sovereign debt obligations are rated "A-" or better by S&P.

         "Eligible Foreign Currencies" means (i) Australian Dollars, Canadian Dollars, Pounds Sterling and Euros and (ii) each other currency identified by the Fund from time to time and confirmed in writing as acceptable by the Trustee, the Insurer and with respect to which Rating Agency Condition with respect to S&P has been satisfied.

         "Eligible Investments" has the meaning assigned to such term in this Schedule under "Determination of Fund Investments Constituting Eligible Investments."

         "Equity Securities" means equity securities (including, for the avoidance of doubt, Private Equity Securities) that will generally consist of common or preferred stock of small to medium capitalization companies that have either (i) undergone leveraged buyouts or recapitalizations, yet are still substantially leveraged, or (ii) been burdened by complex legal, financial or ownership issues and are selling at a discount to the underlying asset or business value.

         "Excess Fund Investments" means any Fund Investments or portion thereof having a Market Value in excess of the percentages of Total Capitalization set forth in the definition of Portfolio Limitations (in each case determined by the Fund using the most recent Market Value for the applicable Fund Investments).

         "Excluded Investments" has the meaning assigned to such term in this Schedule under "Determination of Fund Investments Constituting Eligible Investments."

         "Foreign Issuer" means any issuer of a Fund Investment that is incorporated or otherwise formed or organized outside the United States unless such Fund Investment is irrevocably and unconditionally guaranteed by any United States corporation, company, trust or other business entity; provided, however, that none of the following shall be a Foreign Issuer: (i) an offshore holding company issuer whose operating subsidiaries principally do business, and hold their assets, in the United States, or (ii) an issuer of a CDO Debt Security.

         "Fully Collateralized Structured Product Transaction" means a Structured Product Transaction relating to a single Bank Loan or High Yield Bond pursuant to which the Fund is required to pledge collateral in an amount that is not less than 100% of the notional amount of such transaction.

         "Fund Investments" means all Cash, Cash Equivalents, Bank Loans, Securities, Short Sale Transactions and Structured Product Transactions owned by the Fund. Fund Investments which the Fund has contracted to purchase shall not be deemed for purposes of the Indenture to be owned by the Fund until settlement of such purchase and Fund Investments which the Fund has contracted to sell shall not cease to be Fund Investments for purposes of the Indenture until settlement of such sale.

         "Hedging and Short Sale Transaction" means any transaction entered into by the Fund with an Eligible Counterparty that is (i) a Swap Transaction; (ii) an Interest Rate Hedging Transaction; (iii) a Currency Hedging Transaction; (iv) a transaction under which the Fund borrows a Bank Loan or Security and sells or otherwise disposes of such or any substantially similar Bank Loan or Security prior to the date on which the same must be returned to the lender thereof (and commonly known as a "short sale"), (v) a Securities Lending Transaction; (vi) a credit derivative transaction (including, but not limited to, a CDS) or repurchase agreement; (vii) an obligation to enter into any of the foregoing; or
(viii) any combination of any of the foregoing.

         "High Yield Bonds" means debt Securities (including convertible debt Securities) that are generally rated below "BBB-" by S&P, (a) which are issued pursuant to a public registration, Rule 144A or as a private placement and (b) which are not Cash Equivalents, Bank Loans, Mezzanine Investments or CDO Debt Securities.

         "Illiquid Investments" means (a) Unquoted Investments that do not qualify as Semi-Liquid Investments; (b) Bank Loan Participations (other than (x) Bank Loan Participations that qualify as Semi-Liquid Investments and (y) Bank Loan Participations which may be converted into a Bank Loan assignment at the option of the Issuer); and (c) Private Equity Securities.

         "Indexed Structured Product Transaction" means a Structured Product Transaction in which the reference obligation is an index, including, without limitation, Dow Jones CDX North American High Yield Composite Index, Dow Jones CDX North American BB, Dow Jones CDX North American B, and Dow Jones CDX North American Investment Grade Composite.

         "Industry" means any industry category listed in Annex I hereto under "S&P Industry Classifications" or any other such industry category designated by the Fund in writing and approved by the Insurer in its reasonable discretion and with respect to which the Rating Agency Condition with respect to S&P has been satisfied.

         "Ineligible Country" shall mean any country other than the United States or an Eligible Country.

         "Interest Rate Hedging Transaction" means (i) any Swap Transaction entered into by, the Fund with an Eligible Counterparty intended to protect the Fund against changes in the floating rate of interest payable on all or a portion of any Debt or other obligation of the Fund or its subsidiaries or on any Fund Investment or to protect against fluctuations in interest rates, or
(ii) any Swap Transaction or repurchase agreement entered into by the Fund, in each case with an Eligible Counterparty, intended to protect against changes in the market value of any Fund Investment resulting from fluctuations in interest rates.

         "Market Value" has the meaning assigned to such terms in this Schedule under "Determination of Market Value of Fund Investments."

         "Market Value Price" has the meaning assigned to such term in this Schedule under "Determination of Market Value of Fund Investments."

         "Mezzanine Investments" means (i) debt Securities or other obligations of an issuer (including convertible debt Securities and obligations, and Securities back by real estate collateral) that (A) are subordinated to other debt of such issuer and (B) may be issued with equity participation features such as convertibility, senior equity securities, common stock or warrants or
(ii) Preferred Stock issued in connection with management buyouts, acquisitions, refinancings, recapitalizations and later stage growth capital financings.

         "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

         "NASDAQ" means the electronic inter-dealer quotation system operated by NASDAQ, Inc., a subsidiary of the National Association of Securities Dealers, Inc., or any successor thereto.

         "Non-Cash Pay Instrument" means a High Yield Bond which falls in Asset Category C, D, E, F or G that (a) does not provide for the payment of cash interest or preferred dividends, or provides for the total deferral of interest until the final maturity thereof, (b) is a debt security that has an initial current yield on the date of purchase or acquisition thereof of less than 2.5% per annum and provides for an increase in the rate of interest payable in respect thereof at any time after the date it was purchased or acquired (other than any increase resulting from (i) a change in a generally recognized floating rate interest rate index, (ii) a change in the weighted average interest rate on underlying collateral in the case of Securities the interest rate on which is based on such weighted average interest rate or (iii) a change in an interest rate spread or margin resulting from an announced change in the rating of the issuer' s debt obligations) or (c) is a debt security that provides for the partial deferral of interest until the final maturity thereof and which has cash interest payable without deferral at a rate per annum less than (x) with respect to Fund Investments bearing interest at a fixed rate, 2.5% per annum and (y) with respect to Fund Investments bearing interest at a floating rate, a eurodollar rate plus 2% per annum. For purposes of clause (b) of this definition, if the current yield is increased to 2.5% or more per annum, then at the time of the increase of such interest rate, the Security will cease to be a "Non-Cash Pay Instrument."

         "Non-Credit Risk Security" means a security with respect to which an institutional money manager would evaluate its value primarily by reference to factors other than (a) the coupon (or the coupon as adjusted for any purchase discount or premium) in relation to prevailing market yields, (b) the credit worthiness of the issuing entity or (c) the adequacy of the underlying financial assets supporting such security to ensure the repayment of the security according to its terms (which adequacy may be measured by a credit analysis of the likelihood of the obligors of such underlying assets to pay according to the terms of such underlying assets and/or an analysis of the sufficiency of the income streams thereon to meet the payment terms of the security).

         "Non-Performing Instrument" means (i) any Fund Investment that is debt and the issuer of which is in default of any principal or interest payment obligations in respect thereof (without giving effect to any applicable grace period or waiver), (ii) any Fund Investment that is Preferred Stock and the issuer of which has failed to meet any scheduled redemption obligations or to pay its latest declared cash dividend or (iii) any Fund Investment that is a CDO Debt Security and the issuer of which has failed to pay any current interest or principal in cash when due.

         "Outstanding Principal Amount" means the outstanding aggregate principal amount of the Notes under the Indenture at any given time.

         "Performing" means, (i) with respect to any Fund Investment that is a Bank Loan or other debt, the issuer of such Fund Investment is not in default of any payment obligations in respect thereof, (ii) with respect to any Fund Investment that is Preferred Stock, the issuer of such Fund Investment has not failed to meet any scheduled redemption obligations or to pay its latest declared cash dividend or (iii) with respect to any Fund Investment that is a CDO Debt Security, the issuer of such Fund Investment has not failed to pay any current principal or interest in cash when due.

         "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Pledge and Intercreditor Agreement" means the Pledge and Intercreditor Agreement dated as of the Closing Date, among the Trustee, the Insurer, the Custodian, the Fund and the Collateral Agent identified therein, as amended, extended, restated, supplemented or modified from time to time in accordance with the terms thereof.

         "Portfolio Limitations" has the meaning assigned to such term in this Schedule under "Application of Portfolio Limitations."

         "Preferred Stock" means, as applied to the Capital Stock of any Person, Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to any shares (or other interests) of Capital Stock of such Person.

         "Private Equity Securities" means, at any time of determination, any Equity Security which the Fund believes in good faith (based on the facts and circumstances available to it) is (i) commonly regarded by investment professionals as a "private equity security" and (ii) not traded or listed on any national or regional securities exchange, any designated offshore Securities market (as defined in Regulation S under the Securities Act) or on the NASDAQ National Market and is not actively quoted or traded on any automated quotation system or in the over-the-counter market; provided, however, that "Private Equity Securities" shall not include (a) any Equity Securities convertible or exchangeable for any Equity Securities traded or quoted in the markets described in clause (ii) above, or (b)any equity Securities which may be resold under an effective registration statement under the Securities Act at the time of determination.

         "Protected Market Value" means, with respect to any Fund Investment that is the subject of a Defensive Hedge Transaction, the Protected Price of such Fund Investment times the number of units of such Fund Investment that are held by the Fund and are the subject of such Defensive Hedge Transaction.

         "Protected Price" means, with respect to any Defensive Hedge Transaction, (i) the agreed strike price at which the Eligible Counterparty to such Defensive Hedge Transaction has agreed to purchase the Fund Investment that is the subject of such Defensive Hedge Transaction or (ii) the agreed strike price under a Defensive Hedge Transaction pursuant to which the Eligible Counterparty has agreed to pay the Fund an amount equal to the excess of the agreed strike price over the current price of the Fund Investment that is the subject of such Defensive Hedge Transaction.

         "Qualifying Short-Term Debt" means short-term debt of issuers rated "A-1" by S&P that (i) does not have an "r" suffix attached to their ratings,
(ii) has a predetermined fixed dollar amount of principal due at maturity that cannot vary, (iii) does not constitute more than 20% of the rated issue's outstanding principal amount, (iv) does not mature beyond 30 days, and (v) if the debt may be liquidated prior to its maturity, the interest thereon should be tied to a single interest rate index plus a single fixed spread (if any) and should move proportionately with that index. For purposes of this definition, "short-term debt" includes commercial paper, federal funds, repurchase agreements, unsecured certificates of deposit, time deposits and banker's acceptances.

         "Quarterly Date" means the last Business Day of each February, May, August and November, commencing November 30, 2005.

         "Related Person" means, with respect to any issuer, (a) any Person of which such issuer is a Subsidiary, (b) any Person that is a Subsidiary of such issuer, (c) with respect to a debt obligation, any Person that relies on, or is relied upon for, the cash flows of such issuer to service debt obligations or does not have a credit rating independent of such Person or (d) with respect to a debt obligation, any Person that guarantees the issuer's payment of such debt obligation; provided, however, that, in any such case, a Person shall not be a Related Person of a second Person solely as a consequence of the common control of such Persons by a single financial sponsor.

         "Reporting Date" means the last Business Day of each calendar week, commencing November 25, 2005.

         "S&P" means Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., or any successor thereto.

         "S&P Net Accrual Amount" shall mean, as of any date, an amount, which may be positive or negative, equal to (i) the aggregate amount of accrued interest payable to the Fund on all interest-bearing Eligible Investments, all declared but unpaid dividends payable on Eligible Investments that are Equity Securities and all due and unpaid commitment fees payable to the Issuer in respect of Eligible Investments in each case as of such date minus (ii) the aggregate amount of accrued interest and dividends payable by the Fund as of such date in respect of the Drawn Amount (as defined in the Indenture) and the Preferred Shares, respectively, minus (iii) the amount of other anticipated expenses of the Fund for the 90 days subsequent to such date, minus (iv) any other current liabilities of the Fund payable as of such date; provided that until the earlier of two years after the Closing Date or the date on which the Fund shall have drawn $404.5 million of the Equity Capital Commitments, the S&P Net Accrual Amount shall not be less than zero.

         "S&P Warrant/Option Advance Amount" means, as of any date of determination, an amount equal to the sum for all Warrant/Option Investments of the product of (i) the Warrant/Option Intrinsic Value of such Warrant/Option Investment multiplied by (ii) the S&P Advance Rate for the S&P Asset Category applicable to the Related Equity Securities of such Warrant/Option Investment.

         "Secured Hedging Advance Amount" means as of any date of determination,
(i) if the Secured Hedging Net Exposure is greater than zero and the Secured Hedging Transactions entered into, in the judgment of the Fund, hedge or mitigate risks to which the Fund is exposed in the conduct of its business or the management of its liabilities, 90% of the Secured Hedging Net Exposure, and
(ii) if the Secured Hedging Net Exposure is less than zero, 100% of the Secured Hedging Net Exposure; provided that any Secured Hedging Transaction having a Secured Hedging Net Exposure greater than zero and a counterparty with a rating of less than "A-" by S&P shall be deemed, for purposes of calculating the Secured Hedging Advance Amount, to have a Secured Hedging Net Exposure of zero.

         "Secured Hedging Net Exposure" as of any date, as to any Secured Hedging Transaction for which a determination thereof is required to be made, shall be determined as follows: (i) each Eligible Counterparty party to each Secured Hedging Transaction shall determine, with respect to the Secured Hedging Transactions entered into by it with the Fund, an amount (the "Secured Net Exposure Component") equal to the net current market value on the bid side of the market if the position is long and on the ask/offer side of the market if the position is short to the

Fund on such date of determination of each such Secured Hedging Transaction and
(ii) for each Secured Hedging Transaction, the "Secured Hedging Net Exposure" will, as of any date, be equal to the sum of all applicable Secured Net Exposure Components as of such date and may, for purposes of this calculation, be less than zero.

         "Secured Hedging Transaction" means any Interest Rate Hedging Transaction or Currency Hedging Transaction entered into by the Fund with any Person that is an Eligible Counterparty, which is secured by Collateral pursuant to the Pledge and Intercreditor Agreement and for avoidance of doubt shall exclude Structured Product Transactions.

         "Securities" means common and preferred stock, partnership units and participations, member interests in limited liability companies, notes, bonds, debentures, trust receipts and other obligations, instruments or evidences of indebtedness, including debt instruments of public and private issuers and tax-exempt securities (including, without limitation, warrants, rights, put and call options and other options and rights relating thereto, or any combination thereof), guarantees of indebtedness, choses in action, trade claims, other property or interests commonly regarded as securities or any form of interest or participation therein, but not including Bank Loans or Hedging and Short Sale Transactions.

         "Securities Lending Transactions" means all obligations of the Fund (i) to purchase investments which arise out of or in connection with the sale of the same or substantially similar investments or other similar transactions having the same economic effect (excluding Swap Transactions); and (ii) incurred in connection with any security lending transactions described in clause (i).

         "Semi-Liquid Investments" means (i) Unquoted Investments that are debt Securities rated "B-" or better by S&P; (ii) Unquoted Investments that are not subject to any enforceable agreement containing a material condition to, or material restriction on, the ability of the holder of such Unquoted Investment or an assignee of such holder to sell, assign, transfer or otherwise liquidate the investment in a commercially reasonable time and manner (other than in any such agreement contained in the Collateral Documents and customary securities law arrangements or restrictions); (iii) Bank Loan Participations (other than Bank Loan Participations which may be converted into a Bank Loan assignment at the option of the Issuer) for which the Market Value has been obtained from an Approved Source that "quoted" or "priced" the participation interest in the Bank Loan and not merely the Bank Loan itself; (iv) solely for purposes of the definition of Portfolio Limitations, Unquoted Investments which are High Yield Bonds or Mezzanine Investments and are part of an issue that is greater or equal to $40 million in original principal amount; or (v) solely for purposes of the definition of Portfolio Limitations, Unquoted Investments which are High Yield Bonds that are held by ten or more holders or the issuer thereof has a total capitalization in excess of $150.0 million.

         "Short Sale Advance Amount" means, as of any date of determination with respect to any Short Sale Transaction for which a determination thereof is required to be made, an amount calculated as follows:

                       Short Sale Advance Amount =  CP+SP-(MV*(2-AR))

                                            Where:

                                               CP=  The Market Value of the Cash
                                                    or U.S. Government
                                                    Securities held in a Short
                                                    Sale Customer Account or
                                                    Short Sale Broker Account as
                                                    security for the obligations
                                                    of the Issuer with respect
                                                    to such Short Sale
                                                    Transaction.
                                               SP=  The original price of the
                                                    Bank Loan or Security
                                                    borrowed in such Short Sale
                                                    Transaction, determined as
                                                    of the date it was borrowed.
                                               MV=  The Market Value of the Bank
                                                    Loan or Security borrowed in
                                                    such Short Sale Transaction
                                                    as of the date of
                                                    determination.
                                               AR=  The S&P Advance Rate
                                                    applicable to the Bank Loan
                                                    or Security borrowed in
                                                    connection with such Short
                                                    Sale Transaction.

         "Short Sale Transaction" means a transaction under which the Fund borrows a Bank Loan or Security and sells or otherwise disposes of such or any substantially similar Bank Loan or Security prior to the date on which the same must be returned to the lender thereof (and commonly known as a "short sale").

         "Single Asset Structured Product Transaction" means a Structured Product Transaction in which the reference obligation is a single debt security.

         "Special Situations Investments" means, as determined in the reasonable judgment of the Fund, any Securities or Loans issued by (i) an out-of-favor company with visible potential operating cash flows and/or liquidation values, and with businesses that are understandable, but may have complex legal, operational and financial issues, or (ii) a fundamentally sound operating company with sustainable margins that may have a poorly conceived capital structure that, in general, the Fund has purchased substantial positions in such Securities or Loans, often with the goal of influencing the values of investments through active management.

         "Specified Foreign Country" shall mean each Designated Country other than (x) a country whose sovereign debt rating in a non-local currency is rated "AAA" by S&P or (y) a country whose sovereign debt rating in a non-local currency is rated "AA" or better by S&P and in the case of (y) which is (a) a member of the European Union that has adopted the Euro as its lawful currency,
(b) Canada, (c) Great Britain or (d) Australia.

         "Structured Product Transaction" means a Hedging and Short Sale Transaction between the Fund and a counterparty in which either (i) the Fund is the counterparty to a CDS purchasing protection from an Eligible Counterparty with respect to a reference asset or an index that refers to or is based upon a number of reference assets, or (ii) the Fund is the counterparty writing or providing the protection with respect to a CDS relating to a reference asset or an index that refers to or is based upon a number of reference assets.

         "Swap Transaction" means: (i) any rate, basis, debt or equity swap;
(ii) any put, cap, collar or floor agreement; (iii) any rate, basis, debt or equity futures or forward contract; (iv) any rate, basis, debt or equity option representing an obligation to buy or sell a security, debt or equity; and (v) any other similar agreement.

         "Total Capitalization" means the sum of (a) Contributed Company Capital plus aggregate undistributed net income of the Fund (as determined quarterly in accordance with GAAP and set forth in the Fund's financial statements) minus net loss of the Fund (determined quarterly in accordance with GAAP and set forth in the Fund's financial statements), in each case excluding any reduction in Company Equity as a result of placement or structuring fees and organizational expenditures, (b) the aggregate outstanding liquidation preference of the Preferred Shares plus the aggregate liquidation preference of fully subscribed but unissued Preferred Shares and (c) the aggregate Outstanding Principal Amount plus the amount, if any, by which the Total Maximum Commitment exceeds the Outstanding Principal Amount; provided, however, that until June 30, 2007, for purpose of clauses (i) through (v) of the Portfolio Limitations, "Total Capitalization" will be the greater of (i) the amount determined pursuant to clauses (a), (b) and (c) above and (ii) $404.5 million; provided, further, that, for purposes of the definition of Portfolio Limitations, Total Capitalization shall not exceed $809.0 million.

         "Unhedged Foreign Investment" means any portion of any Fund Investment denominated in a currency other than Dollars which is not protected against currency fluctuations as a result of Currency Hedging Transactions; provided, however, that if 95% or more of the Market Value of a Fund Investment denominated in a currency other than Dollars is so protected against currency fluctuations, all of such Fund Investment shall be deemed to be protected against currency fluctuations for purposes of this definition and the calculation of the Over-Collateralization Tests.

         "Unquoted Investments" means Fund Investments other than Cash or Cash Equivalents for which the Market Value has not been obtained from an Approved Source.

         "US. Government Securities" means Securities that are direct obligations of, or obligations the timely payment of principal and interest on which is fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America and in the form of conventional bills, bonds and notes. In no event shall U.S. Government Securities include: (i) any security providing for the payment of interest only;
(ii) any Swap Transaction; or (iii) any obligation on which all or any portion of the payments thereunder is based, directly or indirectly, on any Swap Transaction.

         "Warrant/Option Intrinsic Value" means, with respect to any Warrant/Option Investment, the product of (x) an amount by which the current price (based on the price from an Approved Source or an Approved Investment Banking Firm) of the applicable Related Equity Securities exceeds the agreed strike price of the Related Equity Securities with respect to such Warrant/Option Investment, multiplied by (y) the number of shares of the Related Equity Securities. For the avoidance of doubt, the Warrant/Option Intrinsic Value shall always be zero if, in the case of a call Warrant/Option Investment, the agreed strike price of the applicable Related Equity Securities for such Warrant/Option Investment is equal to or greater than the current price of the applicable Related Equity Securities for such Warrant/Option Investment or, in the case of a put Warrant/Option Investment, the agreed strike price of the applicable Related Equity Securities for such Warrant/Option Investment is equal to or less than the current price of the applicable Related Equity Securities for such Warrant/Option Investment.

         "Warrant/Option Investments" means any Fund Investments held by the Fund that are warrants or call options or similar rights with respect to Equity Securities (the "Related Equity Securities").

         "Yield to Worst" means, in respect of any High Yield Bond or other debt security, the lesser of (a) the yield-to-maturity and (b) the lowest yield-to-call calculated on each scheduled call date.

                                     ANNEX I

                          S&P INDUSTRY CLASSIFICATIONS

                     INDUSTRY CODE       DESCRIPTION
                     -------------       -----------
                     0                   Zero Default Risk
                     1                   Aerospace & Defense
                     2                   Air transport
                     3                   Automotive
                     4                   Beverage & Tobacco
                     5                   Radio & Television
                     6                   Brokers,   Dealers  &   Investment
                                         houses
                     7                   Building & Development
                     8                   Business equipment & services

                     9                   Cable & satellite television
                     10                  Chemicals & plastics
                     11                  Clothing/textiles

                     12                  Conglomerates
                     13                  Containers & glass products

                     14                  Cosmetics/toiletries
                     15                  Drugs
                     16                  Ecological services & equipment

                     17                  Electronics/electrical
                     18                  Equipment leasing
                     19                  Farming/agriculture
                     20                  Financial intermediaries
                     21                  Food/drug retailers
                     22                  Food products
                     23                  Food service
                     24                  Forest products
                     25                  Health care
                     26                  Home furnishings
                     27                  Lodging & casinos
                     28                  Industrial equipment
                     29                  Insurance
                     30                  Leisure goods/activities/movies
                     31                  Nonferrous metals/minerals
                     32                  Oil & gas
                     33                  Publishing
                     34                  Rail industries
                     35                  Retailers (except food & drug)
                     36                  Steel
                     37                 Surface transport
                     38                 Telecommunications/cellular
                     39                 Utilities
                     49                 Project Finance
                     50                 CDO
                     51                 ABS Consumer
                     52                 ABS Commercial

                     53                 CMBS Diversified (Conduit and CTL)
                     54                 CMBS    (Large    Loan,     Single
                                        Borrower, and Single Property)
                     55                 REITs and REOCs
                     56                 RMBS A
                     57                 RMBS B&C,  HELs,  HELOCs,  and Tax
                                        Lien
                     58                 Manufactured Housing
                     59                 U.S.      Agency       (Explicitly
                                        Guaranteed)
                     60                 Monoline/FER Guaranteed
                     61                 Non-FER Company Guaranteed
                     62                 FFELP   Student  Loans  (Over  70%
                                        FFELP)

                                APPROVED DEALERS

A.G. Edwards & Sons, Inc.                     Liberty Brokerage
ABN AMRO Bank                                 Libra Securities
Allen & Co.                                   McDonald & Company
APS Financial Corporation                     Merrill Lynch
B. Riley & Co.                                Mesirow Financial
Bank of America                               Miller Tabak & Co., LLC
Bank of Montreal                              Morgan Joseph & Co.
Barclays Capital                              Morgan Stanley
Bear Stearns                                  Prudential Securities
BMO Nesbitt Bums                              Raymond James
BNP Paribas                                   RBC Dain Rauscher
BNY Capital                                   Robert W. Baird & Co
Brown Gibbons Lang & Company                  Salomon Smith Barney
Cantor Fitzgerald                             Schroder Wertheim
Chanin Capital Partners                       Scotia Capital Markets
Chicago Corporation                           Seidler Companies, The
CIBC World Markets                            SG Cowen
CIT Group                                     Societe Generale
Citigroup                                     Spear, Leeds & Kellogg
Commerzbank                                   SunTrust Robinson-Humphrey Company
Credit Lyonnais                               Swiss Bank Corporation
Credit Research & Trading                     TD Securities
CS First Boston                               The Blackstone Group
Delaware Bay, Inc.                            U. S. Bancorp
Deutsche Bank Alex Brown                      UBS Warburg
First Chicago Trust Company                   Union Bank of California
Fleet                                         Wachovia Securities
General Electric                              Wedbush Morgan
Goldman Sachs & Co.                           Wells Fargo
Houlihan Lokey Howard & Zukin                 William Blair & Company
Imperial Capital
Indosuez Capital
ING (Baring Furman Selz)
J.P. Morgan Chase
Jefferies & Company, Inc.
Ladenburg Thalmann
Lazard Freres & Co., LLC
Lehman Brothers

                               APPROVED EXCHANGES


AFRICAN STOCK EXCHANGES
         Johannesburg Stock Exchange, South Africa
         The South African Futures Exchange(SAFEX), South Africa

ASIAN STOCK EXCHANGES
         Sydney Futures Exchange, Australia
         Australian Stock Exchanges, Australia
         Shenzhen Stock Exchange, China
         Stock Exchange of Hong Kong,Hong Kong
         Hong Kong Futures Exchange,Hong Kong
         National Stock Exchange of India,India
         Bombay Stock Exchange, India
         Jakarta Stock Exchange, Indonesia
         Indonesia NET Exchange,Indonesia
         Nagoya Stock Exchange,Japan
         Osaka Securities Exchange, Japan
         Tokyo Grain Exchange, Japan
         Tokyo International Financial Futures Exchange (TIFFE), Japan Tokyo Stock Exchange, Japan
         Korea Stock Exchange, Korea
         Kuala Lumpur Stock Exchange, Malaysia
         New Zealand Stock Exchange, New Zealand
         Karachi Stock Exchange, Pakistan
         Lahore Stock Exchange, Pakistan
         Stock Exchange of Singapore (SES), Singapore
         Singapore International Monetary Exchange Ltd. (SIMEX), Singapore Colombo Stock Exchange, Sri Lanka
         Sri Lanka Stock Closings, Sri Lanka
         Taiwan Stock Exchange, Taiwan
         The Stock Exchange of Thailand, Thailand

EUROPEAN STOCK EXCHANGES
         Vienna Stock Exchange, Austria
         EASDAQ, Belgium
         Zagreb Stock Exchange, Croatia
         Prague Stock Exchange, Czech Republic
         Copenhagen Stock Exchange, Denmark
         Helsinki Stock Exchange, Finland
         Paris Stock Exchange, France
         NouveauMarche, France
         MATIF, France
         Frankfurt Stock Exchange, Germany
         Athens Stock Exchange, Greece
         Budapest Stock Exchange, Hungary

         Italian Stock Exchange, Italy
         National Stock Exchange of Lithuania,Lithuania
         Macedonian Stock Exchange, Macedonia
         Amsterdam Stock Exchange, The Netherlands
         Oslo Stock Exchange, Norway
         Warsaw Stock-Exchange, Poland
         Lisbon Stock Exchange, Portugal
         Bucharest Stock Exchange, Romania
         Russian Securities Market News, Russia
         Ljubljana Stock Exchange,Inc., Slovenia
         Barcelona Stock Exchange, Spain
         Madrid Stock Exchange, Spain
         MEFF: (Spanish Financial Futures & Options Exchange), Spain Stockholm Stock Exchange, Sweden
         Swiss Exchange, Switzerland
         Istanbul Stock Exhange, Turkey
         FTSE International (London Stock Exchange), United Kingdom
         London Stock Exchange: Daily Price Summary, United Kingdom Electronic Share Information, UnitedKingdom
         London Metal Exchange,United Kingdom
         London InternationalFinancial Futures and Options Exchange, United Kingdom

MIDDLE EASTERN STOCK EXCHANGES
         Tel Aviv Stock Exchange, Israel
         Amman Financial Market, Jordan
         Istanbul Stock Exhange, Turkey

NORTH AMERICAN STOCK EXCHANGES
         Alberta Stock Exchange, Canada
         Montreal Stock Exchange, Canada
         Toronto Stock Exchange, Canada
         Vancouver Stock Exchange, Canada
         Winnipeg Stock Exchange, Canada
         Mexican Stock Exchange, Mexico
         AMEX, United States
         New York Stock Exchange (NYSE),United States
         NASDAQ, United States
         Chicago Stock Exchange, United States
         Chicago Board Options Exchange, United States
         Chicago Board of Trade, United States
         Chicago Mercantile Exchange, United States
         Pacific Stock Exchange, United States
         Philadelphia Stock Exchange, United States

SOUTH AMERICAN STOCK EXCHANGES
         Bermuda Stock Exchange, Bermuda
         Rio de Janeiro Stock Exchange, Brazil

         Sao Paulo Stock Exchange, Brazil
         Cayman Islands Stock Exchange, Cayman
         Islands Chile Electronic Stock Exchange, Chile
         Santiago Stock Exchange, Chile
         Bogota stock exchange, Colombia
         Lima Stock Exchange, Peru
         Caracas Stock Exchange, Venezuela
         Venezuela Electronic Stock Exchange, Venezuela

                        APPROVED INVESTMENT BANKING FIRMS

A.G. Edwards & Sons, Inc.                    Lehman Brothers
ABN AMRO Bank                                Liberty Brokerage
Allen & Co.                                  Lincoln Partners
Amroc Investments                            M.J. Whitman
Bank of America                              McDonald & Company
Bank of Montreal                             Merrill Lynch
Bank One                                     Mesirow Financial
Barclays Capital                             Miller Tabak & Hirsch
Bear Stearns                                 Morgan Stanley
BMO Nesbitt Burns                            Prudential Securities
Brown, Gibbons, Lang                         RBC Dain Rauscher
Cantor Fitzgerald                            Raymond James
Chanin Capital Partners                      Robert W. Baird & Co
JPMorgan Chase Manhattan                     Roth Capital
Chicago Corporation                          Solomon Smith Barney
CIBC World Markets                           Schroder Wertheim
CIT Group                                    Scotia Capital Markets
Citibank Group                               Seidler Companies
Citimark Partners                            SG Cowen
Credit Research & Trading                    Sun Trust Robinson-Humphrey Company
CS First Boston                              Sutro & Co.
Dabney Flannigan                             TD Securities
Delaware Bay, Inc.                           The Blackstone Group
Deutsche Bank Alex Brown                     Union Bank of California
EVEREN Securities                            US Bancorp Libra
First Security Van Kasper                    US Bancorp Piper Jaffray
Fleet National Bank                          USB Warburg
Goldman Sachs & Co.                          Wachovia Securities
Grantchester Holdings                        Wasserstein Perella Securities Inc.
Greenwich NatWest                            Wedbush Morgan
Gruntal                                      Wells Fargo
Hambrecht & Quist                            William Blair & Company
Hellmold & Associates
Houlihan Lokey Howard & Zukin
Imperial Capital
ING (Baring Furman Selz)
Jefferies & Company, Inc.
JPMorgan Chase
Ladenburg Thalmann
Lazard Freres

                            APPROVED PRICING SERVICES

Advantage Data, Inc.
Bloomberg
Bridge Information Systems, Inc.
Data Resources Inc.
Fixed Income Pricing System
Interactive Data Corp
International Securities Market Association
JJ Kenney
KDP
Loan Pricing Corp.
Merrill Lynch Securities Pricing Service
Muller Data Corp.
Reuters (only for pricing Foreign Issuer Securities)
Societe Generale
Standard & Poor's
Telerate
Wood Gundy (only for pricing Securities issued by the Canadian federal or
            Canadian provincial governments)

                         APPROVED THIRD PARTY APPRAISERS


A.G. Edwards & Sons, Inc.                    J.P. Morgan Chase
ABN AMRO Bank                                Jefferies & Company, Inc.
Allen & Co.                                  KPMG International
Amroc Investments                            Ladenburg Thalmann
Bank of America                              Lazard Freres
Barclays Capital                             Lehman Brothers
Bear Stearns                                 Liberty Brokerage
BMO Nesbitt Burns                            M.J. Whitman
Brown, Gibbons, Lang                         McDonald & Company
Cantor Fitzgerald                            Merrill Lynch
Chanin Capital                               Mesirow Financial
Citimark Partners                            Miller Tabak
Chicago Corporation                          Morgan Stanley
CIBC World Markets                           PriceWaterhouseCoopers
CIT World Markets                            Raymond James
Citigroup                                    RBC Dain Rauscher Robert W. Barry
Credit Research & Trading                    Schroder Wertheim
CS First Boston                              Scotia Capital Markets
Dabney Flannigan                             Seidler Companies
Delaware Bay, Inc.                           Sun Trust Robinson-Humphrey Company
Deloitte & Touche                            Sutro & Co.
Deutsche Bank                                Swiss Bank Corporation
Dresdner Kelinwort Wasserstein               TD Securities
Ernst & Young                                The Blackstone Group
EVEREN Securities                            UBS Warburg
First Chicago Trust Company                  Union Bank
First Security Van Kasper                    US Bancorp Piper Jaffray
Goldman Sachs & Co.                          US Bancorp Libra
Grantchester  Holdings                       Wachovia Securities
Greenwich NatWest                            Wedbush Morgan
Hambrecht & Quist                            Wells Fargo
Hellmold & Associates                        William Blair & Company
Houlihan Lokey Howard & Zukin
Imperial Capital

                      APPENDIX E: PERFORMANCE INFORMATION

The historical performance of the offshore and feeder funds of York's domestic hedge fund strategies is included below:

             ------------------------------------------------------------------------------------------------
                                                                                  COMPOUNDED ANNUAL RETURN
              FUND                                            INCEPTION            FROM INCEPTION* THROUGH
                                                                                   OCTOBER 31, 2005**,***
             ------------------------------------------------------------------------------------------------
              YORK INVESTMENT LIMITED                         March 1994                    17.0%
              o        a diversified event-driven strategy
             ------------------------------------------------------------------------------------------------
              YORK SELECT UNIT TRUST                          January 2001                  22.2%
              o        a concentrated "select" event-driven
                       strategy
             ------------------------------------------------------------------------------------------------
              YORK CREDIT OPPORTUNITIES UNIT TRUST            April 2001                    24.8%
              o        a strategy focusing on opportunities
                       across the distressed debt and
                       credit spectrum
             ------------------------------------------------------------------------------------------------
              YORK GLOBAL VALUE UNIT TRUST                    October 2003                  24.1%
              o        a value-oriented strategy
             ------------------------------------------------------------------------------------------------
              YORK EUROPEAN OPPORTUNITIES UNIT TRUST          February 2005                 20.3%
              o        a European event-driven and
                       value-oriented strategy
             ------------------------------------------------------------------------------------------------

* In order to provide the most comparable presentation of data, the "compounded annual return from inception" calculations set forth in the table above reflect the performance of the named fund since its inception, and the performance of the corresponding domestic fund of such named fund for the period in time from its inception. For example, the annual return from inception of York Investment Limited of 18.0% reflects the performance of York Investment Limited from March 1994 through December 2004, and the performance of York Capital Management LP, its corresponding domestic fund, from October 1991 (its inception date) through February 1994.

**       The "Compounded Annual Return" represents the cumulative compounded monthly returns expressed on an annualized basis for each fund set forth above.

***      These returns include actual returns from inception through September
30, 2005, and an estimate of such funds' performance from October 1, 2005 through October 31, 2005.

NOTE: Performance figures are net after all expenses, management fees and incentive allocations for an investment in each fund's Class A interests, if applicable, and include all income from interest, dividends and other distributions on securities held by the Fund. Actual investor results may vary depending upon different fee arrangements, the class of shares involved, liquidity considerations and the timing of investment. Returns for each fund may not be indicative of actual returns for investments in the Company for any individual investor. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. Actual returns for the Company may be greater or less than the returns shown above.

The following chart sets forth the annual investment performance of the offshore and feeder funds managed by York from October 1991 through October 31, 2005.

================================================================================================================================
                   York        York Select       York Credit        York Global          European
    FUND        Investment     Unit Trust    Opportunities Unit  Value Unit Trust     Opportunities     S&P 500(3)    CSFB HY
                 Limited                            Trust                            Fund Unit Trust                 INDEX(3)
================================================================================================================================
  DOMICILE       Offshore       Offshore          Offshore           Offshore            Offshore
================================================================================================================================
  INCEPTION      3/1/1994       1/1/2001          4/1/2001           10/1/2003           2/1/2005
================================================================================================================================
   1991(4)        7.37%                                                                                    8.96%       4.90%
    1992          36.38%                                                                                   7.63%      16.66%
    1993          33.84%                                                                                  10.08%      18.91%
    1994          9.61%                                                                                    1.32%      -0.98%
    1995          26.45%                                                                                  37.56%      17.39%
    1996          12.30%         24.76%                                                                   22.96%      12.42%
    1997          31.52%         43.06%                                                                   33.38%      12.63%
    1998          5.65%           5.66%                                                                   28.58%       0.58%
    1999          27.36%         67.28%                                                                   21.04%       3.29%
    2000          11.96%         18.30%                                                                   -9.10%      -5.21%
    2001          5.14%          10.01%            32.89%                                                -11.88%       5.81%
    2002          -8.55%         -6.62%            -2.91%              7.27%                             -22.11%       3.10%
    2003          31.42%         40.07%            52.39%             46.79%                              28.68%      27.94%
    2004          17.66%         31.55%            38.59%             22.45%                -             10.87%      11.95%
 10/31/2005       1.56%           1.35%             5.03%              6.41%              10.76%           1.05%       0.94%
     (5)
================================================================================================================================

NOTES:

1. The statistics set forth in the table above reflect the performance since the named fund's inception, and the performance of the corresponding domestic fund of such named fund prior thereto. The presentation of the performance of a corresponding domestic fund for at least part of the year in the above table is indicated with gray shading.

2. Performance figures are net after all expenses, management fees and incentive allocations for an investment in each fund's Class A interests, if applicable, and include all income from interest, dividends and other distributions on the securities held by the fund. Actual investor results may vary depending upon different fee arrangements, the class of shares involved, liquidity considerations and timing of investments. The S&P 500 Index and the CSFB HY Index are unmanaged indices. Comparisons made between an unmanaged index and a York Capital fund may be of limited value. Both the S&P 500 Index and the CSFB HY Index were selected due to the diverse characteristics of the asset classes expected to be held by the Company. The S&P 500 Index reflects reinvestment of dividends. This data is intended to depict portfolio performance, and is not indicative of the returns that might be expected by a purchaser of Common Shares. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.

3. Source: Standard & Poor's, with respect to the data relating to the S&P 500 index, and CS First Boston, as reported on Bloomberg LP, with respect to the data relating to the CSFB HY Index.

4. S&P 500 Index returns and CSFB HY Index returns are presented for a period from October 1, 1991 through December 31, 1991.

5. With respect to the performance of York Investment Limited, York Select Unit Trust, York Credit Opportunities Unit Trust, York Global Value Unit Trust and York European Opportunities Unit Trust, the returns for the period from January 1, 2005 through October 31, 2005 include the actual results of such funds from January 1, 2005 through September 30, 2005, and an estimate of such funds' performance from October 1, 2005 through October 31, 2005.

                     PRIVATE PLACEMENT MEMORANDUM SUPPLEMENT
                                     TO THE
                          PRIVATE PLACEMENT MEMORANDUM


                       YORK ENHANCED STRATEGIES FUND, LLC

                      a Delaware Limited Liability Company


                                 $325,000,000 of
                                  Common Shares


                                      YORK
                               ENHANCED STRATEGIES
                                 MANAGEMENT, LLC




                        MORGAN STANLEY & CO. INCORPORATED

                  MORGAN STANLEY & CO. INTERNATIONAL LIMITED

             Placement and Structuring Agent and Sole Bookrunners

   Private Placement Memorandum Supplement, dated November 15, 2005, to the
             Private Placement Memorandum, dated November 2, 2005

THIS PRIVATE PLACEMENT MEMORANDUM SUPPLEMENT TO THE PRIVATE PLACEMENT MEMORANDUM IS SUBMITTED TO YOU SOLELY IN CONNECTION WITH YOUR CONSIDERATION OF AN INVESTMENT IN THE COMMON SHARES OF YORK ENHANCED STRATEGIES FUND, LLC (THE "COMPANY"). IN ADDITION, NO PERSON OTHER THAN THE COMPANY, YORK ENHANCED STRATEGIES MANAGEMENT, LLC, MORGAN STANLEY & CO. INCORPORATED AND MORGAN STANLEY & CO. INTERNATIONAL LIMITED HAS BEEN AUTHORIZED TO MAKE REPRESENTATIONS, OR GIVE ANY INFORMATION WITH RESPECT TO THE COMMON SHARES, EXCEPT THE INFORMATION CONTAINED HEREIN, AND ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN OR OTHERWISE SUPPLIED BY THE COMPANY MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED.

                       YORK ENHANCED STRATEGIES FUND, LLC

                                  $325,000,000 OF
                                  COMMON SHARES

      The information contained herein supplements the Private Placement Memorandum, dated November 2, 2005 (the "PPM"), of York Enhanced Strategies Fund, LLC, relating to the offer and sale of Common Shares. Terms used herein but not otherwise defined herein have the meaning as set forth in the PPM.

      The following information used throughout the PPM is superceded and replaced in its entirety with the following information:

      The $404.5 million amount of Common Shares is superseded and replaced with $325.0 million.

      The $268.5 million amount of Notes is superseded and replaced with $216.0 million.

      The $136.0 million amount of Term Preferred Shares is superseded and replaced with $109.0 million.

      The $809.0 million amount of Total Available Capital is superseded and replaced with $650.0 million.

      The Anticipated Capitalization Table is superseded and replaced with the following table:

                        Anticipated Capitalization Table
--------------------------------------------------------------------------------
                                                      Term
                     Common                         Preferred    Aggregate Total
                     Shares           Notes          Shares       ($ millions)
--------------------------------------------------------------------------------
Closing                50%             0%              0%            $162.5
--------------------------------------------------------------------------------
End of Month 3         25%             25%             25%           $325.0
--------------------------------------------------------------------------------
End of Month 6         25%             25%             25%           $487.5
--------------------------------------------------------------------------------
End of Month 9         0%              50%             50%           $650.0
--------------------------------------------------------------------------------

      The Company will pay the Investment Manager the Management Fee, which will be equal to 0.75% per annum of the Committed Capital during the Initial Draw Period, and 0.75% per annum of the NAV of the Company during the period commencing on January 1, 2007 and ending on December 31, 2007. Thereafter, the Management Fee will equal 1.0% per annum of the NAV of the Company. In addition, the Company will pay the Placement Agent, as a portion of its placement fee, an amount which will be equal to 0.25% per annum of the Committed Capital during the Initial Draw Period, and 0.25% per annum of the NAV of the Company during the period commencing on January 1, 2007 and ending on December 31, 2007. Each Management Fee and each such portion of the placement fee will generally be payable on a quarterly basis in arrears. After the Initial Draw Period, each Management Fee and each such portion of the placement fee will be calculated using the applicable quarter-end NAV (without reduction for any dividends accrued on the Common Shares or the Carried Interest).

      The following sentence replaces and supersedes in its entirety the disclosure contained in the first sentence of the fifth paragraph in the PPM in "Summary of Material Terms of the Company -- Drawdowns":

      The Company may hold the initial Drawdown Date at any time after subscriptions for Common Shares exceed $162.5 million.

      The following information replaces and supersedes in its entirety text appearing in the third bullet point on page 12 and the third bullet point on page A-2:

      o The Term Preferred Shares will pay dividends and other payments at a rate of LIBOR plus 60 basis points. In addition, aggregate unissued share fees of 20 basis points will be paid in respect of unissued Term Preferred Shares. Any such unpaid dividends or payments will be compounded at the same rate.

      The following information replaces and supersedes in its entirety the disclosure contained in the PPM in "Summary of Material Terms of the Company -- Insurance Agreement."

Insurance Agreement:           The Company will enter into the Insurance
                               Agreement, which will provide, among other things, for certain covenants, as well as other obligations and restrictions imposed on the Company by the Credit Enhancer. In addition, the total annual cost of funds (excluding organizational fees and expenses and any fees and expenses that may be incurred in connection with any amendments, waivers or remedies under the Indenture, the Statement or the Insurance
                               Agreement or commitment or unissued share fees) in connection with the Notes and the Term
                               Preferred Shares is expected to be approximately
                               LIBOR plus 47 basis points plus the Additional
                               Amount.

      The following information replaces and supersedes in its entirety the disclosure contained in "Appendix A: Company Targeted Return Analysis -- Assumption of the Investment Manager -- Leveraged Structure":

o Leveraged Structure: Assuming that the Term Preferred Shares will represent approximately 16.8% of the Company's capital and pay dividends and other payments at a rate of LIBOR plus 60 bps and that the Company's debt (including, without limitation, outstanding Notes) will represent approximately 33.2% of the Company's capital and require interest payments at a rate of LIBOR plus 40 bps, the income generated by the Company's portfolio (net of estimated expenses) must exceed approximately LIBOR plus 47 bps to cover the dividends, interest and other payments specifically related to the Term Preferred Shares and such debt assuming the Term Preferred Shares and such debt are fully drawn. Of course, these numbers are merely estimates used for illustration. Actual interest rates and drawdown schedules on the Preferred Shares and the debt will vary frequently and may be significantly higher or lower, and vary, respectively, than the rate estimated above.

      The following information replaces and supersedes in its entirety the disclosure contained in "Appendix B: Additional Hypothetical Returns -- Effect of Leverage":

Assumed Portfolio Total Return     -10%       -5%       0%        5%      10%
(Net of Expenses)
Common Share Total Return          -13.20%    -7.54%    -2.21%    2.32%   10.04%

      The following information replaces and supersedes information contained in the Collateral Valuation Schedules as indicated:

      The $404.5 million amount of Equity Capital Commitments in the definition of "Moody's Net Accrual Amount" contained in Appendix C is replaced and superseded with $325.0 million.

      The $404.5 million and $809.0 million amounts contained in the definition of "Total Capitalization" contained in Appendix C are replaced and superseded with $325.0 million and $650.0 million, respectively.

      The $404.5 million amount of Equity Capital Commitments in the definition of "S&P Net Accrual Amount" contained in Appendix D is replaced and superseded with $325.0 million.

      The $404.5 million and $809.0 million amounts contained in the definition of "Total Capitalization" contained in Appendix D are replaced and superseded with $325.0 million and $650.0 million, respectively.

      By subscribing to and making payment for the Common Shares, the Investor hereby acknowledges and accepts the information contained in this Private Placement Memorandum Supplement. The Investor further acknowledges that it has read this Private Placement Memorandum Supplement in its entirety and the Investor has agreed to and understands the revised capitalization of the Company. Notwithstanding the revised capitalization, the Investor hereby agrees to make contributions of capital in accordance with the Subscription Agreements.

Part C - Other Information

Item 25.    Financial Statements and Exhibits

      25.1     Not Applicable
      25.2     Exhibits
        25.2(a)(1)    Certificate of Formation of Limited Liability Company
        25.2(a)(2)    Operating Agreement*
        25.2(a)(3)    Indenture*
        25.2(b)       Bylaws of Limited Liability Company
        25.2(c)       Not Applicable
        25.2(d)       See Item 25(a)(2) and (a)(3)
        25.2(e)       Not Applicable
        25.2(f)       Not Applicable
        25.2(g)       Investment Management Agreement*
        25.2(h)(1)    Placement Agency Agreement for Common Shares*
        25.2(h)(2)    Placement Agency Agreement for Preferred Shares
                      and Revolving Notes*
        25.2(i)       Not Applicable
        25.2(j)(1)    Custodial Agreement*
        25.2(j)(2)    Sub-Custodial Agreement*
        25.2(k)       Fund Services Agreement*
        25.2(l)       Not Applicable
        25.2(m)       Not Applicable
        25.2(n)       Not Applicable
        25.2(o)       Not Applicable
        25.2(p)       Not Applicable
        25.2(q)       Not Applicable
        25.2(r)(1)    Code of Ethics of the Company
        25.2(r)(2)    Code of Ethics of the Adviser
      -------------------
      * To be filed by amendment.

Item 26.    Marketing Arrangements

Not Applicable

Item 27.    Other Expenses of Issuance and Distribution

All Amounts are Estimates
-------------------------
Blue Sky Fees and Expenses
(including fees of counsel).....................     $[____]
Accounting Fees and Expenses....................     $[____]
Legal Fees and Expenses.........................     $[____]
Printing and Engraving..........................     $[____]
Offering Expenses...............................     $[____]
Miscellaneous...................................     $[____]
Total...........................................     $[____]


Item 28.    Persons Controlled By or Under Common Control

After completion of the private offering, the Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by York Enhanced Strategies Management LLC (the "Adviser"), the investment adviser to the Registrant. The Adviser is a limited liability company formed under the laws of the State of New York.


Item 29.    Number of Holders of Securities

Number of Record Holders: 1 (Registrant anticipates that as the result of the private offering of securities there may be more than 100 record holders of such securities).


Item 30.    Indemnification

The Registrant hereby undertakes that it will apply the indemnification provisions of the Operating Agreement in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect.

The Registrant maintains insurance on behalf of any person who is or was a Director, including Independent Directors, officer, employee or agent of the Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Registrant itself is not permitted to indemnify.


Item 31.    Business and Other Connections of Investment Adviser

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to the Private Placement Memorandum in the section entitled "The Adviser".


Item 32.    Location of Accounts and Records

The Adviser maintains certain required accounting related and financial books and records of the Registrant at 767 Fifth Avenue, 17th Floor, New York, New York 10153.


Item 33.    Management Services

Not Applicable.


Item 34.    Undertakings

Not Applicable

                                   SIGNATURES



      Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 15th day of November, 2005.





York Enhanced Strategies Fund, LLC
-----------------------------------
Registrant


By /s/ Jeffrey A. Weber, Director
-----------------------------------
   (signature and title)